Exhibit 10.91

                                                                  EXECUTION COPY





                                CREDIT AGREEMENT


                          DATED AS OF SEPTEMBER 8, 2004



                                      AMONG



                             HEADWATERS INCORPORATED



                  THE LENDERS FROM TIME TO TIME PARTIES HERETO


                      MORGAN STANLEY SENIOR FUNDING, INC.,
                             AS ADMINISTRATIVE AGENT


                       MORGAN STANLEY & CO. INCORPORATED,
                               AS COLLATERAL AGENT


                              JPMORGAN CHASE BANK,
                              AS SYNDICATION AGENT
   ___________________________________________________________________________

       MORGAN STANLEY SENIOR FUNDING INC. AND J.P. MORGAN SECURITIES INC.,
                 AS JOINT LEAD ARRANGERS AND JOINT BOOK RUNNERS
  _____________________________________________________________________________


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                                TABLE OF CONTENTS

                                                                            Page
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ARTICLE I DEFINITIONS..........................................................1

1.1.     Certain Defined Terms.................................................1

1.2.     Plural Forms.........................................................27


ARTICLE II THE CREDITS........................................................27

2.1.     Revolving Loan Commitments and Term Loan B Commitments...............27

2.2.     Required Payments; Termination.......................................28

2.3.     Ratable Loans; Types of Advances.....................................30

2.4.     Swing Line Loans.....................................................30

2.5.     Commitment Fee; Aggregate Revolving Loan Commitment; Letter
           of Credit Facility.................................................32

2.6.     Minimum Amount of Each Advance.......................................33

2.7.     Optional Principal Payments..........................................33

2.8.     Method of Selecting Types and Interest Periods for New Advances......33

2.9.     Conversion and Continuation of Outstanding Advances; No
           Conversion or Continuation of Eurodollar Advances
           After Default......................................................34

2.10.    Changes in Interest Rate, Etc........................................35

2.11.    Rates Applicable After Default.......................................35

2.12.    Method of Payment....................................................35

2.13.    Noteless Agreement; Evidence of Indebtedness.........................36

2.14.    Telephonic Notices...................................................36

2.15.    Interest Payment Dates; Interest and Fee Basis.......................37

2.16.    Notification of Advances, Interest Rates, Prepayments and
           Revolving Loan Commitment Reductions; Availability of Loans........37

2.17.    Lending Installations................................................37

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2.18.    Non-Receipt of Funds by the Administrative Agent.....................38

2.19.    Replacement of Lender................................................38

2.20.    Facility LCs.........................................................39

2.21.    Defaulting Lenders...................................................43


ARTICLE III YIELD PROTECTION; TAXES...........................................46

3.1.     Yield Protection.....................................................46

3.2.     Changes in Capital Adequacy Regulations..............................47

3.3.     Availability of Types of Advances....................................48

3.4.     Funding Indemnification..............................................48

3.5.     Taxes................................................................48

3.6.     Lender Statements; Survival of Indemnity.............................50

3.7.     Alternative Lending Installation.....................................51


ARTICLE IV CONDITIONS PRECEDENT...............................................51

4.1.     Initial Credit Extension.............................................51

4.2.     Each Credit Extension................................................54


ARTICLE V REPRESENTATIONS AND WARRANTIES......................................55

5.1.     Existence and Standing...............................................55

5.2.     Authorization and Validity...........................................55

5.3.     No Conflict; Government Consent......................................55

5.4.     Financial Statements.................................................56

5.5.     Material Adverse Change..............................................56

5.6.     Taxes................................................................56

5.7.     Litigation and Contingent Obligations................................57

5.8.     Subsidiaries.........................................................57

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5.9.     ERISA................................................................57

5.10.    Accuracy of Information..............................................57

5.11.    Regulation U.........................................................58

5.12.    Material Agreements..................................................58

5.13.    Compliance with Laws.................................................58

5.14.    Ownership of Properties..............................................58

5.15.    Plan Assets; Prohibited Transactions.................................59

5.16.    Environmental Matters................................................59

5.17.    Investment Company Act...............................................59

5.18.    Public Utility Holding Company Act...................................59

5.19.    Insurance............................................................59

5.20.    No Default or Unmatured Default......................................59

5.21.    SDN List Designation.................................................59

5.22.    Solvency.............................................................59

5.23.    Senior Indebtedness..................................................59


ARTICLE VI COVENANTS..........................................................60

6.1.     Financial Reporting..................................................60

6.2.     Use of Proceeds......................................................62

6.3.     Notice of Default....................................................62

6.4.     Conduct of Business..................................................62

6.5.     Taxes................................................................63

6.6.     Insurance............................................................63

6.7.     Compliance with Laws.................................................63

6.8.     Maintenance of Properties............................................64

6.9.     Inspection; Keeping of Books and Records.............................64

6.10.    Restricted Payments..................................................64

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6.11.    Merger or Dissolution................................................65

6.12.    Sale of Assets.......................................................65

6.13.    Investments and Acquisitions.........................................66

6.14.    Indebtedness.........................................................67

6.15.    Liens................................................................69

6.16.    Affiliates...........................................................71

6.17.    Financial Contracts..................................................71

6.18.    Subsidiary Covenants.................................................71

6.19.    Contingent Obligations...............................................71

6.20.    Subordinated Indebtedness and Amendments to Subordinated
           Indebtedness Documents.............................................71

6.21.    Leverage Ratios......................................................72

6.22.    Fixed Charge Coverage Ratio..........................................73

6.23.    Capital Expenditures.................................................74

6.24.    Rentals..............................................................74

6.25.    Guarantors...........................................................74

6.26.    Collateral; Environmental Reports....................................75

6.27.    Sale and Leaseback Transactions......................................78

6.28.    Sale of Receivables..................................................78

6.29.    Insurance and Condemnation Proceeds..................................78

6.30.    Amendments of Constitutive Documents.................................78

6.31.    Partnership, Etc.....................................................78

6.32.    Negative Pledge......................................................78


ARTICLE VII DEFAULTS..........................................................79


ARTICLE VIII ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES...................82

8.1.     Acceleration.........................................................82

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8.2.     Amendments...........................................................83

8.3.     Preservation of Rights...............................................84


ARTICLE IX GENERAL PROVISIONS.................................................85

9.1.     Survival of Representations..........................................85

9.2.     Governmental Regulation..............................................85

9.3.     Headings.............................................................85

9.4.     Entire Agreement.....................................................85

9.5.     Several Obligations; Benefits of This Agreement......................85

9.6.     Expenses; Indemnification............................................85

9.7.     Numbers of Documents.................................................86

9.8.     Accounting...........................................................86

9.9.     Severability of Provisions...........................................87

9.10.    Nonliability of Lenders..............................................87

9.11.    Confidentiality......................................................87

9.12.    Nonreliance..........................................................88

9.13.    Disclosure...........................................................88

9.14.    Performance of Obligations...........................................88

9.15.    USA Patriot Act Notification.........................................89


ARTICLE X THE AGENTS..........................................................89

10.1.    Appointment; Nature of Relationship..................................89

10.2.    Powers...............................................................90

10.3.    General Immunity.....................................................90

10.4.    No Responsibility for Loans, Recitals, Etc...........................90

10.5.    Action on Instructions of Lenders....................................90

10.6.    Employment of Agents and Counsel.....................................91

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10.7.    Reliance on Documents; Counsel.......................................91

10.8.    Administrative Agent's Reimbursement and Indemnification.............91

10.9.    Notice of Default....................................................92

10.10.   Rights as a Lender...................................................92

10.11.   Lender Credit Decision...............................................92

10.12.   Successor Agents.....................................................92

10.13.   Administrative Agent and Lead Arrangers Fees.........................94

10.14.   Delegation to Affiliates.............................................94

10.15.   Co-Agents, Documentation Agent, Syndication Agent, Etc...............94

10.16.   Collateral Documents.................................................94

10.17.   Supplemental Collateral Agent........................................95


ARTICLE XI SETOFF; RATABLE PAYMENTS...........................................96

11.1.    Setoff...............................................................96

11.2.    Ratable Payments.....................................................96


ARTICLE XII BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS.................96

12.1.    Successors and Assigns...............................................96

12.2.    Participations.......................................................97

12.3.    Assignments..........................................................98

12.4.    Dissemination of Information........................................100

12.5.    Tax Treatment.......................................................100


ARTICLE XIII NOTICES.........................................................100

13.1.    Notices; Effectiveness; Electronic Communication....................100

13.2.    Change of Address, Etc..............................................102

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ARTICLE XIV COUNTERPARTS; INTEGRATION; EFFECTIVENESS;
            ELECTRONIC EXECUTION.............................................102

14.1.    Counterparts; Effectiveness.........................................102

14.2.    Electronic Execution of Assignments.................................102


ARTICLE XV CHOICE OF LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL......102

15.1.    CHOICE OF LAW.......................................................102

15.2.    CONSENT TO JURISDICTION.............................................102

15.3.    WAIVER OF JURY TRIAL................................................103

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                                    SCHEDULES

Commitment Schedule

Pricing Schedule

Schedule I Intentionally Omitted

Schedule II Southwest Concrete Escrow and Deposit Accounts

Schedule III Permitted Alternative Fuel Acquisition

Schedule 2.20 - Existing Letters of Credit

Schedule 5.7 - Litigation

Schedule 5.8 - Subsidiaries

Schedule 5.14(a)(i) - Owned Real Property

Schedule 5.14(a)(ii) - Real Property Leases

Schedule 5.14(a)(iii) - Tenant Leases

Schedule 5.14(b)(iii) - Real Property Collateral

Schedule 6.10 - Permitted Restricted Payments

Schedule 6.13(A) - Existing Investments

Schedule 6.13(B) - Non-Subsidiary Investments

Schedule 6.14(A) - Existing Indebtedness

Schedule 6.14(B) - Subordination Terms re. Intercompany Indebtedness

Schedule 6.15 - Existing Liens

Schedule 6.23 Excepted Capital Expenditures

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                                    EXHIBITS

Exhibit A-1     -      Form of Borrower's Counsel's Opinion

Exhibit A-2     -      Form of Opinion of Local Counsel

Exhibit A-3     -      Form of Corporate Formalities Opinion

Exhibit B       -      Form of Compliance Certificate

Exhibit C       -      Form of Assignment and Assumption Agreement

Exhibit D       -      Form of Loan/Credit Related Money Transfer Instruction

Exhibit E-1     -      Form of Promissory Note for Revolving Loan (if requested)

Exhibit E-2     -      Form of Promissory Note for Term B Loan (if requested)

Exhibit F       -      Form of Officer's Certificate

Exhibit G       -      List of Closing Documents

Exhibit H       -      Form of Mortgage

                                      -ii-
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                                CREDIT AGREEMENT

         This Credit Agreement, dated as of September 8, 2004, is entered into by and among Headwaters Incorporated, a Delaware corporation, the Lenders, the Initial LC Issuers, Morgan Stanley Senior Funding Inc., as joint lead arranger and joint bookrunner and as Administrative Agent, J.P. Morgan Securities Inc., as joint lead arranger and joint bookrunner and JPMorgan Chase Bank as syndication agent. The parties hereto agree as follows:

                                   ARTICLE I
                                   DEFINITIONS

         1.1. Certain Defined Terms. As used in this Agreement:

         "Accounting Changes" is defined in Section 9.8 hereof.

         "ACM Block & Brick" means ACM Block & Brick, LP.

         "Acquisition" means any transaction, or any series of related transactions, consummated on or after the Closing Date, by which the Borrower or any of its Subsidiaries (i) acquires any going business or all or substantially all of the assets of any firm, corporation or limited liability company, or division thereof, whether through purchase of assets, merger or otherwise or
(ii) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the securities of a corporation which have ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) or a majority (by percentage of voting power) of the outstanding ownership interests of a partnership or limited liability company of any Person.

         "Administrative Agent" means MSSF in its capacity as contractual representative of the Lenders pursuant to Article X, and not in its individual capacity as a Lender, as Administrative Agent, and any successor Administrative Agent appointed pursuant to Article X.

         "Advance" means a borrowing hereunder consisting of the aggregate amount of several Revolving Loans or Term B Loans, as the case may be (i) made by some or all of the Lenders on the same Borrowing Date, or (ii) converted or continued by the Lenders on the same date of conversion or continuation, consisting, in either case, of the aggregate amount of the several Loans of the same Type and, in the case of Eurodollar Loans, for the same Interest Period. The term "Advance" shall include Swing Line Loans unless otherwise expressly provided.

         "Affiliate" of any Person means any other Person directly or indirectly controlling, controlled by or under common control with such Person. A Person shall be deemed to control another Person if the controlling Person is the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of 10% or more of any class of voting securities (or other ownership interests) of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of voting securities, by contract or otherwise; provided that neither any Agent nor any Lender shall be deemed to be an Affiliate of any Credit Party or any Subsidiary of Affiliate of any Credit Party solely by virtue of such Agent's or Lender's being an Agent or Lender, as the case may be, hereunder.

         "Agents" means the Administrative Agent and the Collateral Agent.

         "Aggregate Outstanding Revolving Credit Exposure" means, at any time, the aggregate of the Outstanding Revolving Credit Exposure of all the Lenders.

         "Aggregate Revolving Loan Commitment" means the aggregate of the Revolving Loan Commitments of all the Lenders, as may be increased or reduced from time to time pursuant to the terms hereof. The initial Aggregate Revolving Loan Commitment is Sixty Million and 00/100 Dollars ($60,000,000).

         "Aggregate Term Loan B Commitment" means the aggregate of the Term Loan B Commitments of all the Lenders, as may be reduced from time to time pursuant hereto. The initial Aggregate Term Loan B Commitment is Six-Hundred Forty Million and 00/100 Dollars ($640,000,000).

         "Agreement" means this Credit Agreement, as it may be amended, restated, supplemented or otherwise modified and as in effect from time to time.

         "Agreement Accounting Principles" means generally accepted accounting principles as in effect in the United States, applied in a manner consistent with that used in preparing the financial statements of the Borrower referred to in Section 5.4, except as amended from time to time to incorporate Accounting Changes pursuant to Section 9.8 hereof.

         "Alternate Base Rate" means, for any day, a rate of interest per annum equal to the higher of (i) the Base Rate for such day and (ii) the sum of the Federal Funds Effective Rate for such day plus 1/2% per annum.

         "Applicable Fee Rate" means, with respect to the Commitment Fee at any time, the percentage rate per annum which is applicable at such time with respect to such fee as set forth in the Pricing Schedule.

         "Applicable Margin" means, (i) with respect to Term B Loans of any Type at any time, the percentage rate per annum which is applicable at such time with respect to Term B Loans of such Type as set forth in the Pricing Schedule and
(ii) with respect to Revolving Loans of any Type at any time, the percentage rate per annum which is applicable at such time with respect to Revolving Loans of such Type as set forth in the Pricing Schedule.

         "Applicable Pledge Percentage" means 100%, but 65% in the case of a pledge of Equity Interests of a Foreign Subsidiary to the extent a 100% pledge would cause a Deemed Dividend Problem or a Financial Assistance Problem.

         "Approved Fund" means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

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         "Article" means an article of this Agreement unless another document is specifically referenced.

         "Asset Sale" means, with respect to the Borrower or any Subsidiary, the sale, lease, conveyance, disposition or other transfer by such Person of any of its assets (including by way of a sale-leaseback transaction, and including the sale or other transfer of any of the capital stock or other equity interests of such Person or any Subsidiary of such Person) to any Person other than the Borrower or any of its wholly-owned Subsidiaries other than (i) the sale of Property in the ordinary course of business, including, without limitation, the sale or other disposition of any obsolete, excess, damaged or worn-out Property,
(ii) leases of assets in the ordinary course of business reasonably determined by the Borrower or its Subsidiaries to be in the best interests of the Borrower or its Subsidiaries, as applicable, (iii) sales or dispositions of Property with an aggregate fair market value not to exceed, during any fiscal year of the Borrower, one percent (1%) of Consolidated Total Assets, (iv) to the extent consummated as Tax-Free Exchange Transactions, sales or dispositions of real Property with an aggregate fair market value not to exceed, in any fiscal year of the Borrower, one percent (1%) of Consolidated Total Assets, and (v) any transactions among the Borrower and its Subsidiaries, so long as the transferee of the Property has granted the Administrative Agent a first-priority, fully-perfected Lien for the benefit of the Holders of Secured Obligations on all of the transferee's Property as security for the Secured Obligations.

         "Assignment Agreement" is defined in Section 12.3.1.

         "Authorized Officer" means any of the Chief Executive Officer, Chief Financial Officer, Treasurer or General Counsel of the Borrower, or such other officer of the Borrower as may be designated by the Borrower in writing to the Administrative Agent from time to time, acting singly.

         "Available Aggregate Revolving Loan Commitment" means, at any time, the Aggregate Revolving Loan Commitment then in effect minus the Aggregate Outstanding Revolving Credit Exposure at such time.

         "Bank One" means Bank One, NA, a national banking association having its principal office in Chicago, Illinois, and its successors.

         "Base Rate" means a fluctuating interest rate per annum in effect from time to time, which rate per annum shall at all times be equal to the higher of:
(a) the rate of interest published by the Wall Street Journal, from time to time, as the prime rate; and (b) 1/2 of 1% per annum above the Federal Funds Effective Rate.

         "BBH Debt" means the existing indebtedness of ACM Block & Brick owing to Brown Brothers Harriman.

         "Borrower" means Headwaters Incorporated, a Delaware corporation, and its permitted successors and assigns (including, without limitation, a debtor in possession on its behalf).

         "Borrower Incentive Plans" means the Borrower's 1995 Stock Option Plan, the 2000 Employee Stock Purchase Plan, the 2002 Stock Incentive Plan, the 2003

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Stock Incentive Plan and any similar or successor incentive plans as shall from time to time be in effect with respect to the Borrower or any Subsidiary.

         "Borrowing Date" means a date on which an Advance is made hereunder.

         "Borrowing Notice" is defined in Section 2.8.

         "Brown Brothers Harriman" means Brown Brothers Harriman & Co.

         "Business Day" means (i) with respect to any borrowing, payment or rate selection of Eurodollar Advances, a day (other than a Saturday or Sunday) on which banks generally are open in New York City for the conduct of substantially all of their commercial lending activities, interbank wire transfers can be made on the Fedwire system and dealings in Dollars are carried on in the London interbank market and (ii) for all other purposes, a day (other than a Saturday or Sunday) on which banks generally are open in New York City for the conduct of substantially all of their commercial lending activities and interbank wire transfers can be made on the Fedwire system.

         "Capital Expenditures" means, without duplication, any expenditures for any purchase or other acquisition of any asset which would be classified as a fixed or capital asset on a consolidated balance sheet of the Borrower and its Subsidiaries prepared in accordance with Agreement Accounting Principles, but excluding, solely for the fiscal year in which each Acquisition is consummated, any such expenditures of any Person or business acquired pursuant to such Acquisition. For the purpose of this definition, the purchase price of Property which is acquired simultaneously with the trade-in of existing Property owned by such Person or any of its Subsidiaries or with insurance proceeds shall be included in Capital Expenditures only to the extent of the gross amount of such purchase price less the credit granted by the seller of such Property being traded in at such time or the amount of such proceeds, as the case may be.

         "Capitalized Lease" of a Person means any lease of Property by such Person as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with Agreement Accounting Principles.

         "Capitalized Lease Obligations" of a Person means the amount of the obligations of such Person under Capitalized Leases which would be shown as a liability on a balance sheet of such Person prepared in accordance with Agreement Accounting Principles.

         "Cash Equivalent Investments" means (i) short-term obligations of, or fully guaranteed by, the United States of America, (ii) commercial paper rated A-1 or better by S&P or P-1 or better by Moody's, (iii) demand deposit accounts maintained in the ordinary course of business, and (iv) certificates of deposit issued by and time deposits with commercial banks (whether domestic or foreign) having capital and surplus in excess of $100,000,000; provided in each case that the same provides for payment of both principal and interest (and not principal alone or interest alone) and is not subject to any contingency regarding the payment of principal or interest.

         "Change of Control" means (i) the acquisition by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities

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Exchange Act of 1934) of 35% or more of the outstanding shares of voting stock of the Borrower; (ii) other than pursuant to a transaction permitted hereunder, the Borrower shall cease to own, directly or indirectly and free and clear of all Liens or other encumbrances, a majority of the outstanding shares of voting stock of the Guarantors on a fully diluted basis; or (iii) the majority of the Board of Directors of the Borrower fails to consist of Continuing Directors.

         "Closing Date" means September 8, 2004.

         "Code" means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time, and any rule or regulation issued thereunder.

         "Collateral" means all Property and interests in Property now owned or hereafter acquired by the Borrower or any of its Subsidiaries in or upon which a security interest, lien, mortgage, leasehold mortgage, deed of trust, leasehold deed of trust or trust deed is granted to the Administrative Agent, for the benefit of the Holders of Secured Obligations, whether under the Pledge and Security Agreement, under any of the other Collateral Documents or under any of the other Loan Documents.

         "Collateral Agent" means Morgan Stanley & Co. Incorporated in its capacity as Collateral Agent for the Lenders, and any successor Collateral Agent appointed pursuant to Article X.

         "Collateral Documents" means all agreements, instruments and documents executed in connection with this Agreement that are intended to create or evidence Liens to secure the Secured Obligations, including, without limitation, the Pledge and Security Agreement, the Intellectual Property Security Agreements, the Mortgages and all other security agreements, mortgages, leasehold mortgages, deeds of trust, leasehold deeds of trust, trust deeds, loan agreements, notes, guarantees, subordination agreements, pledges, powers of attorney, consents, assignments, contracts, fee letters, notices, leases, financing statements and all other written matter whether heretofore, now, or hereafter executed by the Borrower or any of its Subsidiaries and delivered to the Administrative Agent.

         "Collateral Shortfall Amount" is defined in Section 8.1.

         "Commitment Fee" is defined in Section 2.5.1.

         "Commitment Schedule" means the Schedule identifying each Lender's Revolving Loan Commitment, LC Commitment and Term Loan B Commitment as of the Closing Date attached hereto and identified as such.

         "Consolidated Capital Expenditures" means, with reference to any period, the Capital Expenditures of the Borrower and its Subsidiaries calculated on a consolidated basis for such period; provided, that for the fiscal quarter ended September 30, 2004, Consolidated Capital Expenditures of the Borrower and its Subsidiaries shall be deemed to be $7,300,000.

         "Consolidated EBITDA" means Consolidated Net Income plus, to the extent deducted from revenues in determining Consolidated Net Income, (i) Consolidated Interest Expense, (ii) expense for taxes paid or accrued, (iii) depreciation,

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(iv) amortization, (v) non-cash charges for impairments of goodwill and intangible assets and (vi) an amount equal to the tax credits under Section 29 of the Code during such period as a result of the Permitted Alternative Fuel Acquisition up to an amount not to exceed $20,000,000 in any fiscal year thereafter minus, to the extent included in Consolidated Net Income, (i) interest income, all calculated for the Borrower and its Subsidiaries on a consolidated basis and (ii) deferred license fees recognized in the fiscal quarter ending March 31, 2004 in an amount equal to $24,755,000.00; provided that (w) for the twelve months ended June 30, 2004, Consolidated EBITDA shall be deemed to be $202,828,000.00, (x) for the fiscal quarter ended December 31, 2003, Consolidated EBITDA shall be deemed to be $53,485,000.00, (y) for the fiscal quarter ended March 31, 2004, Consolidated EBITDA shall be deemed to be $39,677,000.00 and (z) for the fiscal quarter ended June 30, 2004, Consolidated EBITDA shall be deemed to be $58,341,000.00. Notwithstanding anything herein, in any financial statements of the Borrower or in Agreement Accounting Principles to the contrary, for purposes of calculating and determining Consolidated EBITDA, any Acquisition made by the Borrower or any of its Subsidiaries, including through mergers or consolidations and including any related financing transactions, during the period for which such Consolidated EBITDA was calculated shall be deemed to have occurred on the first day of the relevant period for which such Consolidated EBITDA was calculated on a pro forma basis reasonably acceptable to the Administrative Agent, but without giving effect to any projected synergies resulting from such Acquisition.

         "Consolidated EBITDAR" means Consolidated EBITDA plus Rentals.

         "Consolidated Funded Indebtedness" means, at any time, with respect to any Person, the sum of, without duplication, (i) the aggregate Dollar amount of Consolidated Indebtedness owing by such Person or for which such Person is liable which has actually been funded and is outstanding at such time, whether or not such amount is due or payable at such time, plus (ii) the aggregate stated or face amount of all standby Letters of Credit at such time for which such Person is the account party or is otherwise liable, plus (iii) the aggregate amount of Capitalized Lease Obligations owing by such Person or for which such Person is otherwise liable, plus (iv) the aggregate amount of Off-Balance Sheet Liabilities of such Person, plus (v) Contingent Obligations of any of the Indebtedness described in the foregoing clauses (i), (ii), (iii) and
(iv).

         "Consolidated Future Maturities" means, with reference to any period, all scheduled payments of principal to be paid within the four fiscal quarters immediately following the last day of such period (other than prepayments of Loans pursuant to Section 2.2(d) of this Agreement) with respect to all Consolidated Indebtedness of the Borrower and its Subsidiaries.

         "Consolidated Indebtedness" means at any time, with respect to any Person, the Indebtedness of such Person and its Subsidiaries calculated on a consolidated basis as of such time.

         "Consolidated Interest Expense" means, with reference to any period, the interest expense of the Borrower and its Subsidiaries calculated on a consolidated basis for such period, in accordance with Agreement Accounting Principles, including without limitation, any Off-Balance Sheet Liability that would constitute interest if the transaction giving rise to such Off-Balance Sheet Liability were re-characterized as a loan transaction; provided, that for the fiscal quarter ended September 30, 2004, Consolidated Interest Expenses shall be deemed to be $12,000,000.

         "Consolidated Net Income" means, with reference to any period, the net income (or loss) of the Borrower and its Subsidiaries calculated on a consolidated basis for such period in accordance with Agreement Accounting Principles.

         "Consolidated Rentals" means, with reference to any period, the Rentals of the Borrower and its Subsidiaries calculated on a consolidated basis for such period in accordance with Agreement Accounting Principles.

         "Consolidated Tangible Assets" means Consolidated Total Assets minus any assets treated as intangible assets under Agreement Accounting Principles.

         "Consolidated Total Assets" means the total assets of the Borrower and its Subsidiaries calculated on a consolidated basis in accordance with Agreement Accounting Principles.

         "Contingent Obligation" of a Person means any agreement, undertaking or arrangement by which such Person assumes, guarantees, endorses (other than for collection or deposit in the ordinary course of business), contingently agrees to purchase or provide funds for the payment of, or otherwise becomes or is contingently liable upon, the obligation or liability of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person, or otherwise assures any creditor of such other Person against loss, including, without limitation, any comfort letter, operating agreement, take-or-pay contract or the obligations of any such Person as general partner of a partnership with respect to the liabilities of the partnership, other than indemnity obligations that do not relate to Indebtedness of third parties.

         "Continuing Director" means, with respect to any Person as of any date of determination, any member of the board of directors of such Person who (i) was a member of such board of directors on the Closing Date, or (ii) was nominated for election or elected to such board of directors with the approval of the required majority of the Continuing Directors who were members of such board at the time of such nomination or election; provided that any individual who is so elected or nominated in connection with a merger, consolidation, acquisition or similar transaction shall not be a Continuing Director unless such individual was a Continuing Director prior thereto.

         "Controlled Group" means all members of a controlled group of corporations or other business entities and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower or any of its Subsidiaries, are treated as a single employer under Section 414 of the Code.

         "Conversion/Continuation Notice" is defined in Section 2.9.

         "Convertible Notes Indenture" means the Indenture dated as of June 1, 2004 between the Borrower, as Issuer and Wells Fargo Bank, National Association, as Trustee for the holders of the Borrower's 2-7/8% Convertible Senior Subordinated Notes due 2016.

         "Credit Extension" means the making of an Advance or the issuance of a Facility LC hereunder.

         "Credit Extension Date" means the Borrowing Date for an Advance or the issuance date for a Facility LC.

         "Credit Party" means, at any time, any of the Borrower and any Person which is a Guarantor at such time.

         "Deemed Dividend Problem" means, with respect to any Foreign Subsidiary, such Foreign Subsidiary's accumulated and undistributed earnings and profits being deemed to be repatriated to the Borrower or the applicable parent Domestic Subsidiary for U.S. federal income tax purposes and the effect of such repatriation causing adverse tax consequences to the Borrower or such parent Domestic Subsidiary, in each case as determined by the Borrower in its commercially reasonable judgment acting in good faith and in consultation with its legal and tax advisors.

         "Default" means an event described in Article VII.

         "Defaulted Amount" means, with respect to any Lender at any time, any amount required to be paid by such Lender to any Agent or any other Lender hereunder or under any other Loan Document at or prior to such time that has not been so paid as of such time, including, without limitation, any amount required to be paid by such Lender to (a) the Swing Line Lender pursuant to Section 2.4.4 to purchase a portion of a Swing Line Loan made by the Swing Line Lender, (b) any LC Issuer pursuant to Section 2.20.2 to purchase a participation in a Facility LC issued by such LC Issuer, (c) the Administrative Agent pursuant to
Section 2.18 to reimburse the Administrative Agent for the amount of any Loan made by the Administrative Agent for the account of such Lender, (d) any other Lender pursuant to Section 11.2 to purchase any participation in Loans owing to such other Lender and (e) any Agent or any LC Issuer pursuant to Section 10.8 to reimburse such Agent or such LC Issuer for such Lender's ratable share of any amount required to be paid by the Lenders to such Agent or such LC Issuer as provided therein. In the event that a portion of a Defaulted Amount shall be deemed paid pursuant to Section 2.21(b), the remaining portion of such Defaulted Amount shall be considered a Defaulted Amount originally required to be paid hereunder or under any other Loan Document on the same date as the Defaulted Amount so deemed paid in part.

         "Defaulting Lender" means, at any time, any Lender that, at such time,
(a) owes a Defaulted Loan or a Defaulted Amount or (b) shall take any action or be the subject of any action or proceeding of a type described in Section 7.6.

         "Defaulted Loan" means, with respect to any Lender at any time, the portion of any Loan required to be made by such Lender to the Borrower pursuant to Section 2.1 at or prior to such time that has not been made by such Lender or by the Administrative Agent for the account of such Lender pursuant to Section
2.18 as of such time. In the event that a portion of a Defaulted Loan shall be deemed made pursuant to Section 2.21(a), the remaining portion of such Defaulted Loan shall be considered a Defaulted Loan originally required to be made pursuant to Section 2.1 on the same date as the Defaulted Loan so deemed made in part.

         "Disqualified Stock" means any capital stock or other equity interest that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder thereof, in whole or in part, on or prior to the date that is 91 days after the later of the (i) the Revolving Loan Termination Date, and (ii) the Term Loan B Maturity Date.

         "Dollar", "dollar" and "$" means the lawful currency of the United States of America.

         "Domestic Subsidiary" means any Subsidiary of any Person organized under the laws of a jurisdiction located in the United States of America.

         "Environmental Laws" means any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, injunctions, permits, concessions, franchises, licenses, agreements and other governmental restrictions relating to (i) the protection of the environment, (ii) the effect of the environment on human health, (iii) emissions, discharges or releases of pollutants, contaminants, hazardous substances or wastes into surface water, ground water or land, or (iv) the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, hazardous substances or wastes or the clean-up or other remediation thereof.

         "Environmental Permit" means any permit, approval, identification number, license or other authorization required under any Environmental Law.

         "Equipment" means all of the Borrower's and each Subsidiary's present and future (i) equipment, including, without limitation, machinery, manufacturing, distribution, data processing and office equipment, assembly systems, tools, molds, dies, fixtures, appliances, furniture, furnishings, vehicles, vessels, aircraft, aircraft engines, and trade fixtures, (ii) other tangible personal property (other than inventory), and (iii) any and all accessions, parts and appurtenances attached to any of the foregoing or used in connection therewith, and any substitutions therefor and replacements, products and proceeds thereof.

         "Equity Interests" means, with respect to any Person, shares of capital stock of (or other ownership or profit interests in) such Person, warrants, options or other rights for the purchase or other acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, and other ownership or profit interests in such Person (including, without limitation, partnership, member or trust interests therein), whether voting or non-voting, and whether or not such shares, warrants, options, rights or other interests are authorized or otherwise existing on any date of determination.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any rules or regulations promulgated thereunder.

         "Eurodollar Advance" means an Advance which, except as otherwise provided in Section 2.11, bears interest at the applicable Eurodollar Rate.

         "Eurodollar Base Rate" means, for any Interest Period, an interest rate per annum equal to the rate per annum obtained by dividing (a) the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on the page of the Telerate screen (or any successor page) that displays an average British Bankers Association Interest Settlement Rate for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 A.M. (London time) two Business Days before the first day of such Interest Period (provided that, if for any reason such rate does not appear on such page or service or such page or service shall not be available, the term "Eurodollar Base Rate" shall mean the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the rate determined by the Administrative Agent to be the offered rate on such other page or other service that displays an average British Bankers Association Interest Settlement Rate for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period) by (b) a percentage equal to 100% minus the Eurodollar Rate Reserve Percentage for such Interest Period.

         "Eurodollar Loan" means a Revolving Loan which, except as otherwise provided in Section 2.11, bears interest at the applicable Eurodollar Rate.

         "Eurodollar Rate" means, with respect to a Eurodollar Advance for the relevant Interest Period, the sum of the Eurodollar Base Rate applicable to such Interest Period, plus the Applicable Margin then in effect, changing as and when the Applicable Margin changes.

         "Eurodollar Rate Reserve Percentage" for any Interest Period for all Eurodollar Loans comprising part of the same Advance means the reserve percentage applicable two Business Days before the first day of such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for a member bank of the Federal Reserve System in New York City with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (or with respect to any other category of liabilities that includes deposits by reference to which the interest rate on Eurodollar Loans is determined) having a term equal to such Interest Period.

         "Event of Loss" means, with respect to any Property, any of the following: (i) any loss, destruction or damage of such Property or (ii) any condemnation, seizure, or taking, by exercise of the power of eminent domain or otherwise, of such Property, or confiscation of such Property or the requisition of the use of such Property by any Governmental Authority.

         "Excess Cash Flow" means, without duplication, for any fiscal year, an amount equal to:

                           (i) Consolidated EBITDA for such period (less any extraordinary, unusual or other non-recurring gains or other income, non-cash income, all calculated for the Borrower and its Subsidiaries on a consolidated basis);

         Minus             (ii)     taxes paid in cash during such period;

         Minus(Plus)       (iii)    the net increase (decrease), if any, in
                                    Working Capital during such period;

         Minus             (iv)     Consolidated Capital Expenditures and
                                    Permitted Acquisitions during such period in each case to the extent made in cash and permitted pursuant to the terms hereof;

         Minus             (v)      payments of principal on the Term B Loans
                                    pursuant to Section 2.1.2, Net Revolver
                                    Payments (but solely to the extent that in the immediately preceding fiscal year no Excess Cash Flow Payments were made by the Borrower) and payments of principal on all other Indebtedness of the Borrower and its Subsidiaries during such period.

         Minus             (vi)     Consolidated Interest Expense paid in cash
                                    during such period.

         "Excluded Taxes" means, in the case of each Lender or applicable Lending Installation and the Administrative Agent, taxes imposed on its overall net income, and franchise taxes imposed on it, by (i) the jurisdiction under the laws of which such Lender or the Administrative Agent is incorporated or organized or any political combination or subdivision or taxing authority thereof or (ii) the jurisdiction in which the Administrative Agent's or such Lender's principal executive office or such Lender's applicable Lending Installation is located.

         "Exempt Property" means (i) in the case of the Real Property, all such Real Property other than the Real Property Collateral (ii) all vehicles and other Collateral subject to state certificate of title statutes (iii) all Deposit Accounts (as defined in the Security Agreement) which are not maintained with the Collateral Agent and that with respect to which Account Control Agreements (as defined in the Pledge and Security Agreement) are not required to be entered into pursuant to the terms of the Pledge and Security Agreement and
(iv) the escrow and deposit accounts established in connection with Permitted Acquisitions or set forth on Schedule II hereto.

         "Exhibit" refers to an exhibit to this Agreement, unless another document is specifically referenced.

         "Existing Credit Agreement" means that certain Credit Agreement dated as of March 31, 2004 between the Borrower, certain of its subsidiaries, the lenders party thereto and Bank One, NA (Main Office Chicago) as administrative agent, as the same has been amended or supplemented prior to the Closing Date.

         "Existing Letters of Credit" means those Letters of Credit identified in Schedule 2.20.

         "Facility LC" is defined in Section 2.20.1.

         "Facility LC Application" is defined in Section 2.20.3.

         "Facility LC Collateral Account" means a special collateral account maintained pursuant to arrangements satisfactory to the Administrative Agent;

such account to be in the name of the Borrower but under the sole dominion and control of the Administrative Agent, for the benefit of the Lenders, and in which the Borrower shall have no control other than as set forth in Section 8.1.

         "Federal Funds Effective Rate" means, for any day, an interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 10:00 a.m. (New York City time) on such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by the Administrative Agent in its sole discretion.

         "Financial Contract" of a Person means (i) any exchange-traded or over-the-counter futures, forward, swap or option contract or other financial instrument with similar characteristics or (ii) any Rate Management Transaction.

         "Financial Assistance Problem" means, with respect to any Foreign Subsidiary, the inability of such Foreign Subsidiary to become a Subsidiary Guarantor or to permit its Capital Stock from being pledged pursuant to a pledge agreement on account of legal or financial limitations imposed by the jurisdiction of organization of such Foreign Subsidiary or other relevant jurisdictions having authority over such Foreign Subsidiary, in each case as determined by the Borrower in its commercially reasonable judgment acting in good faith and in consultation with its legal and tax advisors

         "Financing" means, with respect to any Person, (i) the issuance or sale by such Person of any Equity Interests in such Person for cash, other than the issuance of Equity Interests to then current officers, directors, employees and consultants pursuant to any of the Borrower Incentive Plans or (ii) the issuance or sale by such Person of any Permitted Indebtedness.

         "First Tier Foreign Subsidiary" means each Foreign Subsidiary with respect to which any one or more of the Borrower and its Domestic Subsidiaries directly owns or controls more than 50% of such Foreign Subsidiary's issued and outstanding equity interests.

         "Fixed Charge Coverage Ratio" is defined in Section 6.22.

         "Floating Rate" means, for any day, a rate per annum equal to the sum of (i) the Alternate Base Rate for such day, changing when and as the Alternate Base Rate changes plus (ii) the Applicable Margin then in effect, changing as and when the Applicable Margin changes.

         "Floating Rate Advance" means an Advance which, except as otherwise provided in Section 2.11, bears interest at the Floating Rate.

         "Floating Rate Loan" means a Loan which, except as otherwise provided in Section 2.11, bears interest at the Floating Rate.

         "Foreign Subsidiary" means any Subsidiary of any which is not a Domestic Subsidiary of such Person.

         "Fund" means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

         "Governmental Authority" means any nation or government, any foreign, federal, state, local or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "Guarantor" means each Subsidiary of the Borrower which is a party to the Guaranty Agreement, including each Subsidiary of the Borrower which becomes a party to the Guaranty Agreement pursuant to a joinder or other supplement thereto.

         "Guaranty Agreement" means the Guaranty Agreement, dated as of the Closing Date, made by the Guarantors in favor of the Administrative Agent for the benefit of the Holders of Secured Obligations, as the same may be amended, restated, supplemented or otherwise modified from time to time.

         "Hazardous Materials" means (a) petroleum or petroleum products, by-products or breakdown products, radioactive materials, asbestos-containing materials, polychlorinated biphenyls and radon gas and (b) any other chemicals, materials or substances designated, classified or regulated as hazardous or toxic or as a pollutant or contaminant under any Environmental Law.

         "Holders of Secured Obligations" means the holders of the Secured Obligations from time to time and shall refer to (i) each Lender in respect of its Loans, (ii) each LC Issuer in respect of Reimbursement Obligations, (iii) the Administrative Agent, the Lenders and each LC Issuer in respect of all other present and future obligations and liabilities of the Borrower or any of the Guarantors of every type and description arising under or in connection with this Agreement or any other Loan Document, (iv) each Lender (or affiliate thereof), in respect of all Rate Management Obligations of the Borrower and any Subsidiary to such Lender (or such affiliate) as exchange party or counterparty under any Rate Management Transaction, (v) each Lender (or affiliate thereof), in respect of all Treasury Management Obligations of the Borrower and its Subsidiaries to such Lender (or such affiliate) as provider of treasury management or similar services and (vi) their respective successors, transferees and assigns.

         "Indebtedness" of a Person means, at any time, without duplication, such Person's (i) obligations for borrowed money, (ii) obligations representing the deferred purchase price of Property or services (other than current accounts payable arising in the ordinary course of such Person's business payable on terms customary in the trade), if the deferred purchase price is due more than six (6) months after the date the obligation is incurred or is evidenced by a note or similar written instrument, (iii) obligations which are evidenced by notes, bonds, debentures, acceptances, or other instruments representing extensions of credit (including, without limitation, securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights, options for the purchase or other acquisition from such Person of such shares (or such other interests), (iv) obligations of such Person to purchase, redeem, retire, defease or otherwise acquire or make any payment in respect of any capital stock of any other Person valued, in the case of Redeemable Preferred Interests, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends, (v) Capitalized Lease Obligations, (vi) Contingent Obligations of such Person, (vii) reimbursement obligations under Letters of Credit, bankers' acceptances, surety bonds and similar instruments, (viii) Off-Balance Sheet Liabilities, (ix) obligations under Sale and Leaseback Transactions, (x) Net Mark-to-Market Exposure under Rate Management Transactions and other Financial Contracts, (xi) Rate Management Obligations and (xii) any other obligation for borrowed money which in accordance with Agreement Accounting Principles would be shown as a liability on the consolidated balance sheet of such Person.

         "Initial LC Issuers" means MSSF (or any subsidiary or affiliate of MSSF designated by MSSF) in its capacity as issuer of Facility LCs hereunder and Bank One in its capacity as issuer of Existing Letters of Credit, subject to the limitations contained in Section 2.20.1.

         "Intellectual Property Security Agreements" means the intellectual property security agreements as any Credit Party may from time to time make in favor of the Administrative Agent for the benefit of the Holders of Secured Obligations, in each case as the same may be amended, restated, supplemented or otherwise modified from time to time.

         "Intercreditor Agreement" means the Intercreditor Agreement dated as of September 8, 2004 among the Borrower, the Administrative Agent, the Collateral Agent, MSSF, as Administrative Agent under the Second Lien Credit Agreement, and MS&Co., as Collateral Agent under the Second Lien Credit Agreement, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time.

         "Interest Period" means, with respect to a Eurodollar Advance, a period of one, two, three or six months, commencing on a Business Day selected by the Borrower pursuant to this Agreement. Such Interest Period shall end on but exclude the day which corresponds numerically to such date one, two, three or six months thereafter, provided, however, that if there is no such numerically corresponding day in such next, second, third or sixth succeeding month, such Interest Period shall end on the last Business Day of such next, second, third or sixth succeeding month. If an Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next succeeding Business Day, provided, however, that if said next succeeding Business Day falls in a new calendar month, such Interest Period shall end on the immediately preceding Business Day.

         "Investment" of a Person means any loan, advance (other than commission, travel and similar advances to officers, employees made in the ordinary course of business), extension of credit (other than Receivables arising in the ordinary course of business) or contribution of capital by such Person; stocks, bonds, mutual funds, partnership interests, notes, debentures or other securities owned by such Person; any deposit accounts and certificate of deposit owned by such Person; and structured notes, derivative financial instruments and other similar instruments or contracts owned by such Person.

         "LC Commitment" means, with respect to any LC Issuer at any time, the amount set forth opposite such LC Issuer's name on the Commitment Schedule or, if such LC Issuer has entered into one or more Assignment Agreements, the amount set forth for such LC Issuer in the Register maintained by the Administrative

Agent pursuant to Section 12.3.4 as such LC Issuer's "Letter of Credit Commitment", as such amount may be reduced at or prior to such time pursuant to
Section 2.5.3.

         "LC Fee" is defined in Section 2.20.4.

         "LC Issuers" means the Initial LC Issuers and any other Lender with a Revolving Loan Commitment approved as an LC Issuer by the Administrative Agent and any Purchaser that is approved by the Administrative Agent to which an LC Commitment hereunder has been assigned pursuant to Section 12.3 so long as each such Revolving Credit Lender or Purchaser expressly agrees to perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as an LC Issuer and notifies the Administrative Agent of its Lending Installation and the amount of its LC Commitment (which information shall be recorded by the Administrative Agent in the Register), for so long as such Initial LC Issuer, Revolving Credit Lender or Purchaser, as the case may be, shall have an LC Commitment hereunder.

         "LC Obligations" means, at any time, the sum, without duplication, of
(i) the aggregate undrawn stated amount under all Facility LCs outstanding at such time plus (ii) the aggregate unpaid amount at such time of all Reimbursement Obligations.

         "LC Payment Date" is defined in Section 2.20.5.

         "LC Sublimit" means, at any time, an amount equal to the lesser of (a) the aggregate amount of the LC Issuers' LC Commitments at such time and (b) $25,000,000, as such amount may be reduced at or prior to such time pursuant to
Section 2.5.3.

         "Lead Arrangers" means Morgan Stanley Senior Funding, Inc. and J.P. Morgan Securities Inc. and their respective successors, in their respective capacities as Joint Lead Arrangers and Joint Book Runners.

         "Leased Real Property" means each parcel of real property leased or subleased by any Credit Party or any of its Subsidiaries pursuant to any Real Property Lease.

         "Lenders" means the lending institutions (other than Bank One) listed on the signature pages of this Agreement and their respective successors and assigns. Unless otherwise specified, the term "Lenders" includes the Swing Line Lender and each LC Issuer, but in no event shall the term "Lender" include Bank One.

         "Lending Installation" means, with respect to a Lender or the Administrative Agent, the office, branch, subsidiary or affiliate of such Lender or the Administrative Agent listed on the signature pages hereof or on the administrative information sheets provided to the Administrative Agent in connection herewith or on a Schedule or otherwise selected by such Lender or the Administrative Agent pursuant to Section 2.17.

         "Letter of Credit" of a Person means a letter of credit or similar instrument which is issued upon the application of such Person or upon which such Person is an account party or for which such Person is in any way liable.

         "Lien" means any lien (statutory or other), mortgage, pledge, hypothecation, security interest, encumbrance, lien, charge or deposit arrangement or other arrangement having the practical effect of the foregoing and shall include the interest of a vendor or lessor under any conditional sale agreement, Capitalized Lease Obligation or other title retention agreement.

         "Loan" means, with respect to a Lender, such Lender's loan made pursuant to Article II (or any conversion or continuation thereof), whether constituting a Term B Loan, Revolving Loan or a Swing Line Loan.

         "Loan Documents" means this Agreement, the Facility LC Applications, the Collateral Documents, the Guaranty Agreement, the Intercreditor Agreement and all other documents, instruments, notes (including any Notes issued pursuant to Section 2.13 (if requested)) and agreements executed in connection herewith or therewith or contemplated hereby or thereby, as the same may be amended, restated or otherwise modified and in effect from time to time.

         "Material Adverse Change" means any material adverse change (i) in the business, condition (financial or otherwise), performance, operations or results of operations or properties of the Borrower and its Subsidiaries, taken as a whole, (ii) the rights and remedies of any Agent or any Lender under any Loan Document or (iii) in the ability of the Borrower and its Subsidiaries (taken as a whole) to repay the Obligations or to perform their obligations under the Loan Documents.

         "Material Indebtedness" means any Indebtedness in an outstanding principal amount of $5,000,000 or more in the aggregate (or the equivalent thereof in any currency other than Dollars).

         "Material Indebtedness Agreement" means any agreement under which any Material Indebtedness was created or is governed or which provides for the incurrence of Indebtedness in an amount which would constitute Material Indebtedness (whether or not an amount of Indebtedness constituting Material Indebtedness is outstanding thereunder).

         "Measurement Period" means, at any date of determination, the most recently completed four consecutive fiscal quarters of the Borrower ending on or prior to such date or, if less than four consecutive fiscal quarters of the Borrower have been completed since the date of the initial Credit Extension, the fiscal quarters of the Borrower that have been completed since the date of the initial Credit Extension; provided that, (a) for purposes of determining an amount of any item (other than Consolidated EBITDA) included in the calculation of a financial ratio or financial covenant for the fiscal quarter ended September 30, 2004, such amount for the Measurement Period then ended shall equal such item for such fiscal quarter multiplied by four; (b) for purposes of determining an amount of any item included in the calculation of a financial ratio or financial covenant for the fiscal quarter ended December 31, 2004, such amount for the Measurement Period then ended shall equal such item for two fiscal quarters then ended multiplied by two, and (c) for purposes of determining an amount of any item included in the calculation of a financial ratio or financial covenant for the fiscal quarter ended March 31, 2005, such amount for the Measurement Period then ended shall equal such item for the three fiscal quarters then ended multiplied by 4/3.

         "Modify" and "Modification" are defined in Section 2.20.1.

         "Moody's" means Moody's Investors Services, Inc. and any successor thereto.

         "Mortgage" means deeds of trust, trust deeds, mortgages, leasehold mortgages and leasehold deeds of trust in substantially the form of Exhibit H hereto (with such changes as may be required to account for local law matters) and otherwise in form and substance reasonably satisfactory to the Administrative Agent and covering the Real Property Collateral, in each case as amended, restated, supplemented or otherwise modified from time to time.

         "Mortgage Instruments" is defined in Section 6.26.

         "Mortgage Policies" is defined in Section 6.26.

         "MS&Co." means Morgan Stanley and Co. Incorporated.

         "MSSF" means Morgan Stanley Senior Funding, Inc.

         "Multiemployer Plan" means a multiemployer plan, as defined in Section 4001(a)(3) of ERISA, which is covered by Title IV of ERISA and to which the Borrower or any member of the Controlled Group is obligated, or within any of the preceding five plan years has been obligated, to make contributions.

         "Multiple Employer Plan" means a single employer plan, as defined in
Section 4001(a)(15) of ERISA, that (a) is maintained for employees of the Borrower or any member of the Controlled Group or (b) was so maintained and in respect of which the Borrower or any member of the Controlled Group could have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

         "Net Cash Proceeds" means, (1) with respect to any Asset Sale or any Financing by any Person, (a) cash (freely convertible into Dollars) received by such Person or any Subsidiary of such Person from such Asset Sale (including cash received as consideration for the assumption or incurrence of liabilities incurred in connection with or in anticipation of such Asset Sale) or such Financing, after (i) provision for all income or other taxes measured by or resulting from such sale of Property, (ii) payment of all commissions and other reasonable and customary transaction costs, fees and expenses properly attributable to such transaction and payable in connection therewith (including, without limitation, attorneys' fees, investment banking fees, underwriting fees, and accounting fees) which are on an arms-length basis, and (iii) all amounts used to repay Indebtedness secured by a Lien on any asset disposed of in such Asset Sale which is or may be required (by the express terms of the instrument governing such Indebtedness) to be repaid in connection with such Asset Sale (including payments made to obtain or avoid the need for the consent of any holder of such Indebtedness) or Financing and (2) with respect to an Event of Loss of a Person, cash (freely convertible in Dollars) received by or for such Person's account, net of (i) reasonable direct costs or expenses incurred in connection with such Event of Loss incurred in investigating or recovering such cash and reasonable reserves associated therewith in accordance with Agreement Accounting Principles and (ii) amounts required to repay principal of, premium if any, and interest on any Indebtedness or statutory or other obligations secured by any Lien on the property (or portion thereof) so damaged or taken (other than the Secured Obligations) which is required to be and is repaid in connection with such Event of Loss.

         "Net Mark-to-Market Exposure" of a Person means, as of any date of determination, the excess (if any) of all unrealized losses over all unrealized profits of such Person arising from Rate Management Transactions. "Unrealized losses" means the fair market value of the cost to such Person of replacing such Rate Management Transaction as of the date of determination (assuming the Rate Management Transaction were to be terminated as of that date), and "unrealized profits" means the fair market value of the gain to such Person of replacing such Rate Management Transaction as of the date of determination (assuming such Rate Management Transaction were to be terminated as of that date).

         "Net Revolver Payments" means, for any fiscal year, the amount (if positive) equal to (i) the aggregate outstanding principal amount of Revolving Loans at the beginning of such year minus (ii) the aggregate outstanding principal amount of Revolving Loans at the end of such fiscal year.

         "Non-Consenting Lender" is defined in Section 8.2.

         "Non-U.S. Lender" is defined in Section 3.5(iv).

         "Note" is defined in Section 2.13.

         "Obligations" means all Loans, all Reimbursement Obligations, advances, debts, liabilities, obligations, covenants and duties owing by the Borrower to the Administrative Agent, any Lender, the Swing Line Lender, any LC Issuer, the Lead Arrangers, any affiliate of the Administrative Agent, any Lender, the Swing Line Lender, any LC Issuer or the Lead Arrangers, or any indemnitee under the provisions of Section 9.6 or any other provisions of the Loan Documents, in each case of any kind or nature, present or future, arising under this Agreement or any other Loan Document, whether or not evidenced by any note, guaranty or other instrument, whether or not for the payment of money, whether arising by reason of an extension of credit, loan, foreign exchange risk, guaranty, indemnification, or in any other manner, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired. The term includes, without limitation, all interest, charges, expenses, fees, reasonable attorney's and paralegals' fees and disbursements (in each case whether or not allowed), and any other sum chargeable to the Borrower or any of its Subsidiaries under this Agreement or any other Loan Document.

         "Off-Balance Sheet Liability" of a Person means the principal component of (i) any repurchase obligation or liability of such Person with respect to Receivables or notes receivable sold by such Person, (ii) any liability under any so-called "synthetic lease" or "tax ownership operating lease" transaction entered into by such Person, or (iii) any obligation arising with respect to any other transaction which is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the consolidated balance sheets of such Person, but excluding from this clause (iii) all Operating Leases.

         "Operating Lease" of a Person means any lease of Property (other than a Capitalized Lease) by such Person as lessee which has an original term (including any required renewals and any renewals effective at the option of the lessor) of one year or more.

         "Other Taxes" is defined in Section 3.5(ii).

         "Outstanding Revolving Credit Exposure" means, as to any Lender at any time, the sum of (i) the aggregate principal amount of its Revolving Loans outstanding at such time, plus (ii) an amount equal to its ratable obligation to purchase participations in the aggregate principal amount of Swing Line Loans outstanding at such time, plus (iii) an amount equal to its ratable obligation to purchase participations in the LC Obligations at such time.

         "Owned Real Property" means all real property owned by any Credit Party or any of its Subsidiaries from time to time.

         "Participants" is defined in Section 12.2.1.

         "Payment Date" means the last day of each February, May, August and November, the Revolving Loan Termination Date and the Term Loan B Maturity Date.

         "PBGC" means the Pension Benefit Guaranty Corporation, or any successor thereto.

         "Permitted Acquisition" is defined in Section 6.13.3.

         "Permitted Alternative Fuel Acquisition" means the Acquisition of membership interests listed on Schedule III hereto for an aggregate purchase price (excluding amounts accounted for as expenses on the financial statements of the Borrower) not to exceed $15 million.

         "Permitted Encumbrances" has the meaning specified in the Mortgages.

         "Permitted Indebtedness" means unsecured Indebtedness of the Borrower whether senior or subordinated provided that (i) both before and after the incurrence of such Indebtedness, the Borrower is in pro forma compliance with its financial covenants, (ii) in no event shall the terms of such Indebtedness require amortization prior to 6 months after the latest of the Revolving Loan Termination Date and the Term Loan B Maturity Date, (iii) a Subsidiary under the Loan Documents shall not guarantee such Indebtedness unless (x) such Subsidiary is also a Guarantor under the Guaranty Agreement and (y) such guarantee of such Indebtedness provides for the release and termination thereof, without action by any party, upon any release and termination of such Guaranty Agreement by the applicable Subsidiary (other than by reason of repayment and satisfaction of all of the Obligations), (iv) to the extent any such Indebtedness is subordinated, such Indebtedness shall be subordinated on terms and conditions reasonably acceptable to the Administrative Agent and (v) the Net Cash Proceeds from such Indebtedness shall be applied to make a mandatory prepayment of the Loans as required under Section 2.2(c) hereof.

         "Person" means any natural person, corporation, firm, joint venture, partnership, limited liability company, association, enterprise, trust or other entity or organization, or any government or political subdivision or any agency, department or instrumentality thereof.

         "Plan" means an employee pension benefit plan, excluding any Multiemployer Plan, which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code as to which the Borrower or any member of the Controlled Group may have any liability.

         "Pledge and Security Agreement" means that certain First Lien Pledge and Security Agreement, dated as of the Closing Date, by and between the Credit Parties and the Collateral Agent for the benefit of the Holders of Secured Obligations, as the same may be amended, restated, supplemented, or otherwise modified from time to time.

         "Pledge Subsidiary" means each Domestic Subsidiary and each First Tier Foreign Subsidiary.

         "Preferred Interests" means, with respect to any Person, equity interests issued by such Person that are entitled to a preference or priority over other equity interests issued by such Person upon any distribution of such Person's property and assets, whether by dividend or upon liquidation.

         "Pricing Schedule" means the Schedule identifying the Applicable Margin and Applicable Fee Rate attached hereto and identified as such.

         "Property" of a Person means any and all property, whether real, personal, tangible, intangible, or mixed, of such Person, or other assets owned, leased or operated by such Person.

         "Pro Rata Share" means, with respect to any Lender, the percentage obtained by dividing (i) the sum of such Lender's Revolving Loan Commitment and Term B Loans at such time by (ii) the sum of the Aggregate Revolving Loan Commitment and the aggregate amount of all of the Term B Loans at such time; provided, however, if all of the Revolving Loan Commitments and Term Loan B Commitments are terminated pursuant to the terms of this Agreement, then "Pro Rata Share" means the percentage obtained by dividing (a) the sum of such Lender's Outstanding Revolving Credit Exposure and outstanding Term B Loans at such time by (b) the sum of the Aggregate Outstanding Revolving Credit Exposure and the aggregate outstanding amount of all Term B Loans at such time.

         "Purchase Price" means the total consideration and other amounts payable in connection with any Acquisition, including, without limitation, any portion of the consideration payable in cash, the fair market value of non-cash consideration, all Indebtedness, liabilities and contingent obligations incurred or assumed in connection with such Acquisition and all transaction costs and expenses incurred in connection with such Acquisition.

         "Purchasers" is defined in Section 12.3.1.

         "Rate Management Obligations" of a Person means any and all obligations of such Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (i) any and all Rate Management Transactions, and (ii) any and all cancellations, buy backs, reversals, terminations or assignments of any Rate Management Transactions.

         "Rate Management Transaction" means any transaction (including an agreement with respect thereto) now existing or hereafter entered by the Borrower or a Subsidiary which is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, forward transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions) or any combination thereof, whether linked to one or more interest rates, foreign currencies, commodity prices, equity prices or other financial measures.

         "Real Property" means the Leased Real Property and the Owned Real Property.

         "Real Property Collateral" means all Owned Real Property listed on
Schedule 5.14(b)(iii), any Owned Real Property acquired after the Closing Date with a net book value in excess of $1,000,000 and any additional Owned Real Property to the extent that the aggregate net book value of all Owned Real Property that does not constitute Real Property Collateral exceeds $15,000,000.

         "Real Property Leases" means all leases of real property under which any Credit Party or any of its Subsidiaries is a lessee from time to time.

         "Receivable(s)" means and includes all of the Borrower's and each Subsidiary's presently existing and hereafter arising or acquired accounts, accounts receivable, and all present and future rights of the Borrower or such Subsidiary to payment for goods sold or leased or for services rendered (except those evidenced by instruments or chattel paper), whether or not they have been earned by performance, and all rights in any merchandise or goods which any of the same may represent, and all rights, title, security and guarantees with respect to each of the foregoing, including, without limitation, any right of stoppage in transit.

         "Redeemable" means, with respect to any equity interest, any Indebtedness or any other right or Obligation, any such equity interest, Indebtedness, right or Obligation that (a) the issuer has undertaken to redeem at a fixed or determinable date or dates, whether by operation of a sinking fund or otherwise, or upon the occurrence of a condition not solely within the control of the issuer or (b) is redeemable at the option of the holder.

         "Refinancing" means the refinancing of all outstanding Indebtedness incurred under the Existing Credit Agreement.

         "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor thereto or other regulation or official interpretation of said Board of Governors relating to reserve requirements applicable to member banks of the Federal Reserve System.

         "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by banks, non-banks and non-broker lenders for the purpose of purchasing or carrying margin stocks applicable to member banks of the Federal Reserve System.

         "Regulation X" means Regulation X of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by foreign lenders for the purpose of purchasing or carrying margin stock (as defined therein).

         "Reimbursement Obligations" means, at any time, the aggregate of all obligations of the Borrower then outstanding under Section 2.20 to reimburse any LC Issuer for amounts paid by such LC Issuer in respect of any one or more drawings under Facility LCs.

         "Rentals" of a Person means the aggregate fixed amounts payable by such Person under any Operating Lease; provided, that for the fiscal quarter ended September 30, 2004, Rentals of the Borrower and its Subsidiaries on a consolidated basis shall be deemed to be $4,000,000.

         "Reportable Event" means a reportable event as defined in Section 4043 of ERISA and the regulations issued under such section, with respect to a Plan subject to Title IV of ERISA, excluding, however, such events as to which the PBGC has by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event, provided, however, that a failure to meet the minimum funding standard of Section 412 of the Code and of Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waiver of the notice requirement in accordance with either Section 4043(a) of ERISA or Section 412(d) of the Code.

         "Reports" is defined in Section 9.6.

         "Required Lenders" means Lenders in the aggregate having more than 50% of the sum of the Aggregate Revolving Loan Commitment and the Aggregate Term Loan B Commitment (or, if all of the Revolving Loan Commitments and Term Loan B Commitments are terminated pursuant to the terms of this Agreement, the Aggregate Outstanding Revolving Credit Exposure and aggregate outstanding principal amount of Term B Loans at such time), provided, however, that if any Lender shall be a Defaulting Lender at such time, there shall be excluded from the determination of Required Lenders at such time (A) such Lender's Revolving Loan Commitment at such time and (B) such Lender's Term Loan B Commitment at such time (or, if all Revolving Loan Commitments and Term Loan B Commitments are terminated pursuant to the terms of this Agreement, the Outstanding Revolving Credit Exposure of such Lender at such time and outstanding aggregate principal amount of Term B Loans of such Lender at such time).

         "Restricted Payment" means (i) any dividend or other distribution, direct or indirect, on account of any equity interests of the Borrower now or hereafter outstanding, except a dividend payable solely in the Borrower's capital stock (other than Disqualified Stock) or in options, warrants or other rights to purchase such capital stock, (ii) any redemption, retirement, purchase or other acquisition for value, direct or indirect, of any equity interests of the Borrower or any of its Subsidiaries now or hereafter outstanding, other than in exchange for, or out of the proceeds of, the substantially concurrent sale (other than to a Subsidiary of the Borrower) of other equity interests of the Borrower (other than Disqualified Stock), (iii) any redemption, purchase, retirement, defeasance, prepayment or other acquisition for value, direct or indirect, of any Indebtedness prior to the stated maturity thereof, other than the Obligations and (iv) any payment of a claim for the rescission of the purchase or sale of, or for material damages arising from the purchase or sale of, any Indebtedness (other than the Secured Obligations) or any equity interests of the Borrower or any of the Borrower's Subsidiaries, or of a claim for reimbursement, indemnification or contribution arising out of or related to any such claim for damages or rescission.

         "Revolving Loan" means, with respect to a Lender, such Lender's loan made pursuant to its commitment to lend set forth in Section 2.1.1 (and any conversion or continuation thereof).

         "Revolving Loan Commitment" means, for each Lender, including without limitation, each LC Issuer, such Lender's obligation to make Revolving Loans to, and participate in Facility LCs issued upon the application of, the Borrower in an aggregate amount not exceeding the amount set forth for such Lender on the Commitment Schedule or in any Assignment Agreement delivered pursuant to Section 12.3, as such amount may be modified from time to time pursuant to the terms hereof.

         "Revolving Loan Pro Rata Share" means, with respect to any Lender, the percentage obtained by dividing (i) such Lender's Revolving Loan Commitment at such time by (ii) the Aggregate Revolving Loan Commitment at such time; provided, however, if all of the Revolving Loan Commitments are terminated pursuant to the terms of this Agreement, then "Revolving Loan Pro Rata Share" means the percentage obtained by dividing (a) such Lender's Outstanding Revolving Credit Exposure at such time by (b) the Aggregate Outstanding Revolving Credit Exposure at such time.

         "Revolving Loan Termination Date" means the earlier of (a) September 8, 2009, and (b) the date of termination in whole of the Aggregate Revolving Loan Commitment pursuant to Section 2.2 hereof or the Revolving Loan Commitments pursuant to Section 8.1 hereof.

         "S&P" means Standard and Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and any successor thereto.

         "Sale and Leaseback Transaction" means any sale or other transfer of Property by any Person with the intent to lease such Property as lessee.

         "Schedule" refers to a specific schedule to this Agreement, unless another document is specifically referenced.

         "Second Lien Collateral Documents" means all agreements, instruments and documents executed in connection with the Second Lien Credit Agreement that are intended to create or evidence Liens to secure the obligations thereunder, including, without limitation, the Pledge and Security Agreement, the Second Lien Intellectual Property Security Agreements, the Mortgages (each as defined in the Second Lien Credit Agreement) and all other security agreements, mortgages, leasehold mortgages, deeds of trust, leasehold deeds of trust, trust deeds, loan agreements, notes, guarantees, subordination agreements, pledges, powers of attorney, consents, assignments, contracts, fee letters, notices, leases, financing statements and all other written matter whether heretofore, now, or hereafter executed by the Borrower or any of its Subsidiaries and delivered to the administrative agent under the Second Lien Credit Agreement in connection with the Liens granted thereunder.

         "Second Lien Credit Agreement" means the Credit Agreement dated as of September 8, 2004 in connection with the Second Lien Financing by and among the Borrower, as the borrower, the lenders party thereto and MSSF, as administrative agent.

         "Second Lien Financing" means the $150 million senior secured second lien financing incurred by the Borrower pursuant to the Second Lien Credit Agreement.

         "Section" means a numbered section of this Agreement, unless another document is specifically referenced.

         "Secured Obligations" means, collectively, (i) the Obligations, (ii) all Rate Management Obligations owing in connection with Rate Management Transactions to any Lender or any affiliate of any Lender and (iii) all Treasury Management Obligations owing to any Lender or any affiliate of any Lender.

         "Senior Leverage Ratio" is defined in Section 6.21.2.

         "Single Employer Plan" means a Plan maintained by the Borrower or any member of the Controlled Group for employees of the Borrower or any member of the Controlled Group or with respect to which the Borrower or any member of the Controlled Group is reasonably expected to incur liability under Section 4064 or 4069 of ERISA.

         "Solvent" and "Solvency" mean, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay such debts and liabilities as they mature and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small capital. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

         "Subordinated Indebtedness" of a Person means any Indebtedness of such Person the payment of which is subordinated to payment of the Secured Obligations to the written reasonable satisfaction of the Administrative Agent.

         "Subordinated Indebtedness Documents" means any document, agreement or instrument evidencing any Subordinated Indebtedness or entered into in connection with any Subordinated Indebtedness.

         "Subsidiary" of a Person means (i) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or
(ii) any partnership, limited liability company, association, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled. Unless otherwise expressly provided, all references herein to a "Subsidiary" shall mean a Subsidiary of the Borrower.

         "Substantial Portion" means, with respect to the Property of the Borrower and its Subsidiaries, Property which represents more than 10% of Consolidated Tangible Assets or Property which is responsible for more than 10% of the consolidated net revenues of the Borrower and its Subsidiaries, in each case, as would be shown in the consolidated financial statements of the Borrower and its Subsidiaries as at the beginning of the twelve-month period ending with the month in which such determination is made (or if financial statements have not been delivered hereunder for that month which begins the twelve-month period, then the financial statements delivered hereunder for the quarter ending immediately prior to that month).

         "Supplemental Collateral Agent" is defined in Section 10.17.

         "Swing Line Borrowing Notice" is defined in Section 2.4.2.

         "Swing Line Commitment" means the obligation of the Swing Line Lender to make Swing Line Loans up to a maximum principal amount of $5,000,000 at any one time outstanding.

         "Swing Line Lender" means MSSF.

         "Swing Line Loan" means a Loan made available to the Borrower by the Swing Line Lender pursuant to Section 2.4.

         "Syndication Agent" means JPMorgan Chase Bank and its respective successors in their capacity as Syndication Agent.

         "Tapco Acquisition" means the acquisition by the Borrower of 100% of the ownership interests in Tapco Holdings, Inc., a Michigan corporation pursuant to the Tapco Acquisition Documents.

         "Tapco Acquisition Documents" means (a) the Agreement and Plan of Merger dated as of September 8, 2004 by and among the Borrower, and Headwaters T Acquisition Corp., a direct wholly owned Subsidiary of the Borrower and Tapco Holdings, Inc., (b) the certificate of merger of Headwaters T Acquisition Corp. into Tapco Holdings, Inc., duly filed with the State of Michigan and (c) the certificate of Articles of Merger/Share Exchange of Headwaters T Acquisition Corp. into Tapco Holdings, Inc., duly filed with the State of Utah Department of Commerce.

         "Tapco Real Property Collateral" means the Real Property Collateral marked with an asterisk on schedules 5.14(b)(iii) and 5.14(b)(iv).

         "Taxes" means any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and any and all liabilities with respect to the foregoing, but excluding Excluded Taxes and Other Taxes.

         "Tax-Free Exchange Transactions" means any transaction involving the purchase or sale of Property which does not trigger capital gains or similar taxes for the Borrower or any Subsidiary thereof.

         "Tenant Leases" means all leases of real property under which any Credit Party or any of its Subsidiaries is the lessor or sublessor from time to time.

         "Term B Loan" is defined in Section 2.1.2.

         "Term Loan B Commitment" means, as to each Lender, its obligation to make Term B Loans to the Borrower pursuant to Section 2.1.2 in an aggregate principal amount set forth for such Lender on the Commitment Schedule.

         "Transferee" is defined in Section 12.4.

         "Term Loan B Maturity Date" means the earlier of (i) April 30, 2011 and
(ii) the date of termination in whole of the Term Loan B Commitments pursuant to
Section 2.2 or 8.1 hereof.

         "Term Loan Pro Rata Share" means, with respect to any Lender, the percentage obtained by dividing (a) such Lender's Term B Loans at such time by
(b) the aggregate amount of all of the Term B Loans at such time.

         "Total Leverage Ratio" is defined in Section 6.21.1.

         "Transaction" means collectively the Tapco Acquisition, the Refinancing and the transactions contemplated under the Loan Documents.

         "Transaction Documents" means, collectively, the Loan Documents and the Acquisition Documents.

         "Treasury Management Obligations" of a Person means any and all obligations of such Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under any and all treasury management services agreements, any service terms or any service agreements, including electronic payments service terms and automated clearing house agreements, and all overdrafts on any account of such Person.

         "Type" means, with respect to any Advance, its nature as a Floating Rate Advance or a Eurodollar Advance and with respect to any Loan, its nature as a Floating Rate Loan or a Eurodollar Loan.

         "Unfunded Liabilities" means the amount (if any) by which the present value of all vested and unvested accrued benefits under each Single Employer Plan subject to Title IV of ERISA exceeds the fair market value of all such Plan's assets allocable to such benefits, all determined as of the then most recent valuation date for such Plan for which a valuation report is available, using actuarial assumptions for funding purposes as set forth in such report.

         "Unmatured Default" means an event which but for the lapse of time or the giving of notice, or both, would constitute a Default.

         "Wholly-Owned Subsidiary" of a Person means (i) any Subsidiary all of the outstanding voting securities of which shall at the time be owned or controlled, directly or indirectly, by such Person or one or more Wholly-Owned Subsidiaries of such Person, or by such Person and one or more Wholly-Owned Subsidiaries of such Person, or (ii) any partnership, limited liability company, association, joint venture or similar business organization 100% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled.

         "Working Capital" means, as at any date of determination, the excess, if any, of (i) the Borrower's consolidated current assets, except cash and Cash Equivalent Investments, over (ii) the Borrower's consolidated current liabilities, other than current maturities of long-term Indebtedness, as of such date provided that, solely for the fiscal year in which each Acquisition is consummated, Working Capital shall exclude current assets and current liabilities of any Person or business acquired pursuant to such Acquisition.

         1.2. Plural Forms. The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

                                   ARTICLE II
                                   THE CREDITS

         2.1. Revolving Loan Commitments and Term Loan B Commitments.

                  2.1.1 Revolving Loans. From (but not including) the Closing Date and prior to the Revolving Loan Termination Date, upon the satisfaction of the conditions precedent set forth in Section 4.1 and 4.2, as applicable, each Lender severally and not jointly agrees, on the terms and conditions set forth in this Agreement, to (i) make Revolving Loans to the Borrower from time to time and (ii) participate in Facility LCs issued upon the request of the Borrower, in each case in an amount not to exceed in the aggregate at any one time outstanding of its Revolving Loan Pro Rata Share of the Available Aggregate Revolving Loan Commitment; provided that at no time shall the Aggregate Outstanding Revolving Credit Exposure hereunder exceed the Aggregate Revolving Loan Commitment. Subject to the terms of this Agreement, the Borrower may borrow, repay and reborrow Revolving Loans at any time prior to the Revolving Loan Termination Date. The commitment of each Lender to lend hereunder shall automatically expire on the Revolving Loan Termination Date. Each LC Issuer will issue Facility LCs hereunder on the terms and conditions set forth in Section 2.20.

                  2.1.2 Term B Loans. Each Lender severally and not jointly agrees to make a term loan, in Dollars, to the Borrower on the Closing Date in an amount equal to such Lender's Term B Loan Commitment (each such loan being referred to herein individually as a "Term B Loan" and collectively as the "Term B Loans"). The unpaid principal balance of the Term B Loans shall be repaid in twenty-seven (27) consecutive quarterly principal installments, payable on the last Business Day of each February, May, August and November, commencing on November 30,

         2004, and continuing thereafter until the Term Loan B Maturity Date, and the Term B Loans shall be permanently reduced by the amount of each installment on the date payment thereof is made hereunder. The first twelve (12) installments shall be in an amount equal to $12,000,000.00, the next twelve (12) installments shall be in an amount equal to $4,000,000.00 and the last three (3) installments shall be in an amount equal to $149,333,333.33; provided that, notwithstanding the foregoing, the final installment shall be in the amount of the then outstanding principal balance of the Term B Loans. In addition, notwithstanding the immediately preceding sentence, the then outstanding principal balance of the Term B Loans, if any, shall be due and payable on the Term Loan B Maturity Date. No installment of any Term B Loan shall be reborrowed once repaid. In addition to the scheduled payments on the Term B Loans, the Borrower (a) may make the voluntary prepayments described in
         Section 2.7 for credit against the scheduled payments on the Term B Loans pursuant to Section 2.7 and (b) shall make the mandatory prepayments prescribed in Section 2.2 for credit against the scheduled payments on the Term B Loans pursuant to Section 2.2.

         2.2. Required Payments; Termination. (a) Any outstanding Revolving Loans shall be paid in full by the Borrower on the Revolving Loan Termination Date and any outstanding Term B Loans shall be paid in full by the Borrower on the Term Loan B Maturity Date and all other unpaid Secured Obligations shall be paid in full by the Borrower on the later of the date when due or the Revolving Loan Termination Date and the Term Loan B Maturity Date, as applicable. In addition, if at any time the Aggregate Outstanding Revolving Credit Exposure hereunder exceeds the Aggregate Revolving Loan Commitment, the Borrower shall immediately (i) repay outstanding Revolving Loans and (ii) upon repayment in full of the Revolving Loans, cash collateralize the outstanding LC Obligations by depositing funds in the Facility LC Collateral Account, in an aggregate amount equal to such excess (it being understood and agreed that any such repayments or cash collateralizations shall not correspondingly reduce the Aggregate Revolving Loan Commitment). Notwithstanding the termination of the Revolving Loan Commitments under this Agreement on the Revolving Loan Termination Date, until all of the Obligations (other than contingent indemnity obligations) shall have been fully paid and satisfied and all financing arrangements among the Borrower and the Lenders hereunder and under the other Loan Documents shall have been terminated, all of the rights and remedies under this Agreement and the other Loan Documents shall survive.

                  (b) Asset Sales and Casualty Events. Upon (1) the consummation of any Asset Sale (other than sales permitted under Section 6.12.1, 6.12.2, 6.12.3, or, solely with respect to Real Property which is not Real Property Collateral, 6.12.5) by the Borrower or any Subsidiary or (2) the Borrower or any Subsidiary suffering an Event of Loss, in each case within five (5) Business Days after the Borrower's or any of its Subsidiaries' receipt of any Net Cash Proceeds (or conversion to cash of non-cash proceeds (whether principal or interest and including securities, release of escrow arrangements)) received from any such Asset Sale or Event of Loss, the Borrower shall make a mandatory prepayment of the Loans, subject to the provisions governing the application of payments set forth in Section 2.2(e), in an amount equal to one hundred percent (100%) of such Net Cash Proceeds. Notwithstanding the foregoing, Net Cash Proceeds of Asset Sales or Events of Loss, with respect to which the Borrower shall have given the Administrative Agent written notice of its intention to repair or replace the Property subject to any such Asset Sale or Event of Loss or invest such Net Cash Proceeds in the purchase of assets (other than

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

securities, unless those securities represent equity interests in an entity that becomes a Guarantor) to be used by one or more of the Borrower or the Guarantors in their businesses within one year following such Event of Loss, shall not be subject to the provisions of the first sentence of this Section 2.2(b) unless and to the extent that such applicable period shall have expired without such repair or replacement having been made.

                  (c) Financings. Upon the consummation of any Financing by the Borrower or any Subsidiary of the Borrower, within three (3) Business Days after the Borrower's or any of its Subsidiaries' receipt of any Net Cash Proceeds, the Borrower shall make a mandatory prepayment of the Loans, subject to the provisions governing the application of payments set forth in Section 2.2(e),
(i) in an amount equal to one hundred percent (100%) of such Net Cash Proceeds, in the case of a debt Financing of the type described in clause (ii) of the definition thereof; provided that such percentage shall be reduced to 0% if the Total Leverage Ratio after giving effect to such transaction would be less than 3.50:1.00 (calculated on a pro forma basis after giving effect to such transaction), and (ii) in an amount equal to one hundred percent (100%) of such Net Cash Proceeds, in the case of an equity Financing of the type described in clause (i) of the definition thereof; provided that such percentage shall be reduced to 0% if the Total Leverage Ratio after giving effect to such transaction would be less than 3.50:1.00 (calculated on a pro forma basis after giving effect to such transaction); provided further that so long as no Default has occurred and is continuing, the Borrower may first apply any such Net Cash Proceeds to prepayment of the Second Lien Financing within 5 Business Days after receipt thereof, up to an amount not to exceed $50 million in the aggregate during the term of this Agreement.

                  (d) Excess Cash Flow. On or before the date each fiscal year upon which the relevant financial statements are required to be delivered under
Section 6.1.1 for the then most recently ended fiscal year, commencing with the fiscal year ending September 30, 2005, the Borrower shall make a mandatory prepayment of the Loans, subject to the provisions governing the application of payments set forth in Section 2.2(e), in an amount equal to the difference (if positive) between (x) a percent of the Excess Cash Flow, if positive, for such prior fiscal year, to be determined based on the Total Leverage Ratio on the last day of such fiscal year, as set forth in the following table and (y) the aggregate amount of all optional prepayments of principal made during such prior fiscal year pursuant to Section 2.7:

    Total Leverage Ratio                      Percentage of Excess Cash Flow
    --------------------                      ------------------------------
    Greater than or equal to 3.50:1.00                      75%
    Less than  3.50:1.00 but greater than or
      equal to 2.50:1.00                                    50%
    Less than 2.50:1.00                                      0%

                  (e) Application of Designated Prepayments. Each mandatory prepayment required by clauses (b), (c) and (d) of this Section 2.2 shall be referred to herein as a "Designated Prepayment." Designated Prepayments under clauses (b), (c)(i) and (d) of this Section 2.2 shall be applied (i) first to repay the then remaining installments of the Term B Loans on a pro rata basis and (ii) second, upon repayment in full of the Term B Loans, to prepay the Revolving Loans then outstanding (with no corresponding reduction in the Aggregate Revolving Loan Commitment). Designated Prepayments under clause
(c)(ii) of this Section 2.2 shall be applied (i) first to repay the then remaining installments of the Term B Loans on a pro rata basis across that portion of the first twelve (12) such installments that remains unpaid at such time until each such installment shall have been reduced from $12,000,000 to $4,000,000; (ii) second, to prepay all then remaining installments of the Term B Loans on a pro rata basis, and (iii) third, upon repayment in full of the Term B Loans, to repay the Revolving Loans then outstanding (with no corresponding reduction in the Aggregate Revolving Loan Commitment). Designated Prepayments of Loans shall first be applied to Floating Rate Loans and to any Eurodollar Rate Loans maturing on such date and then to subsequently maturing Eurodollar Rate Loans in order of maturity. Notwithstanding the foregoing, so long as no Default has occurred and is then continuing and at the Borrower's option, the Administrative Agent shall hold all Designated Prepayments to be applied to Eurodollar Rate Loans in escrow for the benefit of the Lenders and shall release such amounts upon the expiration of the Interest Periods applicable to any such Eurodollar Rate Loans being prepaid (it being understood and agreed that interest shall continue to accrue on the Obligations until such time as such prepayments are released from escrow and applied to reduce the Obligations); provided, however, that upon the occurrence and continuance of an Event of Default, such escrowed amounts may be applied to Eurodollar Rate Loans without regard to the expiration of any Interest Period and the Borrower shall make all payments under Section 3.4 resulting therefrom.

         2.3. Ratable Loans; Types of Advances. (a) Each Advance hereunder (other than a Swing Line Loan) shall consist of Loans made from the several Lenders ratably in proportion to the ratio that their respective Revolving Loan Pro Rata Share or Term Loan Pro Rata Share, as applicable.

                  (b) The Advances may be Floating Rate Advances or Eurodollar Advances, or a combination thereof, selected by the Borrower in accordance with Sections 2.8 and 2.9, or Swing Line Loans selected by the Borrower in accordance with Section 2.4.

         2.4. Swing Line Loans.

                  2.4.1 Amount of Swing Line Loans. Upon the satisfaction of the conditions precedent set forth in Section 4.2 and, if such Swing Line Loan is to be made on the date of the initial Credit Extension hereunder, the satisfaction of the conditions precedent set forth in
         Section 4.1 as well, from and including the date of this Agreement and prior to the Revolving Loan Termination Date, the Swing Line Lender agrees, on the terms and conditions set forth in this Agreement, to make Swing Line Loans to the Borrower from time to time in an aggregate principal amount not to exceed the Swing Line Commitment, provided that the Aggregate Outstanding Revolving Credit Exposure shall not at any time exceed the Aggregate Revolving Loan Commitment, and provided further that at no time shall the sum of (i) the Swing Line Lender's Pro Rata Share of the Swing Line Loans then outstanding, plus (ii) the outstanding Revolving Loans made by the Swing Line Lender pursuant to
         Section 2.1 (including its participation in any Facility LCs), exceed

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

         the Swing Line Lender's Revolving Loan Commitment at such time. Subject to the terms of this Agreement, the Borrower may borrow, repay and reborrow Swing Line Loans at any time prior to the Revolving Loan Termination Date.

                  2.4.2 Borrowing Notice. The Borrower shall give the Administrative Agent and the Swing Line Lender irrevocable notice by telephone, to be confirmed thereafter in writing (a "Swing Line Borrowing Notice") not later than 1:00pm (New York City time) on the Borrowing Date of each Swing Line Loan, specifying (i) the applicable Borrowing Date (which date shall be a Business Day), and (ii) the aggregate amount of the requested Swing Line Loan which shall be an amount not less than $100,000. The Swing Line Loans shall bear interest at the Floating Rate or at such other rate as is agreed upon by the Borrower and the Swing Line Lender.

                  2.4.3 Making of Swing Line Loans. Promptly after receipt of a Swing Line Borrowing Notice, the Administrative Agent shall notify each Lender by fax or other similar form of transmission, of the requested Swing Line Loan. Not later than 3:00 p.m. (New York City time) on the applicable Borrowing Date, the Swing Line Lender shall make available the Swing Line Loan, in funds immediately available in New York City, to the Administrative Agent at its address specified pursuant to
         Article XIII. The Administrative Agent will promptly make the funds so received from the Swing Line Lender available to the Borrower on the Borrowing Date at the Administrative Agent's aforesaid address.

                  2.4.4 Repayment of Swing Line Loans. Each Swing Line Loan shall be paid in full by the Borrower on or before the fifth (5th) Business Day after the Borrowing Date for such Swing Line Loan. In addition, the Swing Line Lender (i) may at any time in its sole discretion with respect to any outstanding Swing Line Loan, or (ii) shall, on the fifth (5th) Business Day after the Borrowing Date of any Swing Line Loan, require each Lender (including the Swing Line Lender) to make a Revolving Loan in the amount of such Lender's Pro Rata Share of such Swing Line Loan (including, without limitation, any interest accrued and unpaid thereon), for the purpose of repaying such Swing Line Loan. Not later than 2:00 p.m. (New York City time) on the date of any notice received pursuant to this Section 2.4.4 (or the immediately following Business Day if such notice is received after 11 a.m. (New York City time)), each Lender shall make available its required Revolving Loan, in funds immediately available in New York City to the Administrative Agent at its address specified pursuant to Article XIII. Revolving Loans made pursuant to this Section 2.4.4 shall initially be Floating Rate Loans and thereafter may be continued as Floating Rate Loans or converted into Eurodollar Loans in the manner provided in
         Section 2.9 and subject to the other conditions and limitations set forth in Article II. Unless a Lender shall have notified the Swing Line Lender, prior to its making any Swing Line Loan, that any applicable condition precedent set forth in Sections 4.1 or 4.2 had not been satisfied, such Lender's obligation to make Revolving Loans pursuant to this Section 2.4.4 to repay Swing Line Loans shall be unconditional, continuing, irrevocable and absolute and shall not be affected by any circumstances, including, without limitation, (a) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender or any other Person, (b) the occurrence or continuance of a Default or Unmatured Default, (c) any adverse change in the condition (financial or otherwise) of the Borrower, or (d) any other circumstances, happening or event whatsoever. In the event that any Lender fails to make payment to the Administrative Agent of any amount due under this Section 2.4.4, the Administrative Agent shall be entitled to receive, retain and apply against such obligation the principal and interest otherwise payable to such Lender hereunder until the Administrative Agent receives such payment from such Lender or such obligation is otherwise fully satisfied. In addition to the foregoing, if for any reason any Lender fails to make payment to the Administrative Agent of any amount due under this Section 2.4.4, such Lender shall be deemed, at the option of the Administrative Agent, to have unconditionally and irrevocably purchased from the Swing Line Lender, without recourse or warranty, an undivided interest and participation in the applicable Swing Line Loan in the amount of such Revolving Loan, and such interest and participation may be recovered from such Lender together with interest thereon at the Federal Funds Effective Rate for each day during the period commencing on the date of demand and ending on the date such amount is received. On the Revolving Loan Termination Date, the Borrower shall repay in full the outstanding principal balance of the Swing Line Loans.

         2.5. Commitment Fee; Aggregate Revolving Loan Commitment; Letter of Credit Facility.

                  2.5.1 Commitment Fee. The Borrower shall pay to the Administrative Agent, for the account of the Lenders in accordance with their Revolving Loan Pro Rata Shares, from and after the Closing Date until the date on which the Aggregate Revolving Loan Commitment shall be terminated in whole, a commitment fee (the "Commitment Fee") accruing at the rate of the then Applicable Fee Rate on the Available Aggregate Revolving Loan Commitment in effect from time to time; provided, however, that any Commitment Fee accrued with respect to any of the Revolving Loan Commitments of a Defaulting Lender during the period prior to the time such Lender became a Defaulting Lender and unpaid at such time shall not be payable by the Borrower so long as such Lender shall be a Defaulting Lender except to the extent that such Commitment Fee shall otherwise have been due and payable by the Borrower prior to such time; and provided further that no Commitment Fee shall accrue on any of the Commitments of a Defaulting Lender so long as such Lender shall be a Defaulting Lender. All such Commitment Fees payable hereunder shall be payable quarterly in arrears on each Payment Date; provided, that if any Lender continues to have Outstanding Revolving Credit Exposure after the termination of its Revolving Loan Commitment, then the Commitment Fee shall continue to accrue and be due and payable pursuant to the terms hereof until such Outstanding Revolving Credit Exposure is reduced to zero.

                  2.5.2 Reductions in Aggregate Revolving Loan Commitment. The Borrower may permanently reduce the Aggregate Revolving Loan Commitment in whole, or in part, ratably among the Lenders in the minimum amount of $5,000,000 (and in multiples of $1,000,000 in excess thereof), upon at least three (3) Business Days' written notice to the Administrative Agent, which notice shall specify the amount of any such reduction, provided, however, that the amount of the Aggregate Revolving Loan Commitment may not be reduced below the Aggregate Outstanding Revolving Credit Exposure. All accrued Commitment Fees shall be payable on the effective date of any termination of the obligations of the Lenders to make Credit Extensions hereunder and on the final date upon which all Loans are repaid.

                  2.5.3 Reductions in Letter of Credit Facility. (a) The Borrower may permanently reduce the LC Sublimit in whole, or in party, ratably among the LC Issuers in the minimum amount of $5,000,000 (and in multiples of $1,000,000), upon at least three (3) Business Days' written notice to the Administrative Agent, which notice shall specify the amount of any such reduction, provided however that the amount of the LC Sublimit may not be reduced below the aggregate amount of the LC Obligations.

                  (b) The LC Commitment of Bank One will permanently reduce upon the cancellation, expiration or other termination or release of the liabilities of Bank One, NA with respect to the Existing Letters of Credit, to the extent of such cancellation, expiration or other termination or release of liabilities.

         2.6. Minimum Amount of Each Advance. Each Eurodollar Advance shall be in the minimum amount of $1,000,000 (and in multiples of $500,000 if in excess thereof), and each Floating Rate Advance (other than an Advance to repay Swing Line Loans) shall be in the minimum amount of $1,000,000 (and in multiples of $500,000 if in excess thereof), provided, however, that any Floating Rate Advance may be in the amount of the Adjusted Available Aggregate Revolving Loan Commitment.

         2.7. Optional Principal Payments. The Borrower may from time to time pay, without penalty or premium, all outstanding Floating Rate Advances (other than Swing Line Loans), or any portion of the outstanding Floating Rate Advances (other than Swing Line Loans), in a minimum aggregate amount of $500,000 or any integral multiple of $100,000 in excess thereof, in each case upon two (2) Business Days' prior notice to the Administrative Agent. The Borrower may at any time pay, without penalty or premium, all outstanding Swing Line Loans, or, in a minimum amount of $100,000 and increments of $50,000 in excess thereof, any portion of the outstanding Swing Line Loans, with notice to the Administrative Agent and the Swing Line Lender by 2:00 p.m. (New York City time) on the date of repayment. The Borrower may from time to time pay, subject to the payment of any funding indemnification amounts required by Section 3.4 but without penalty or premium, all outstanding Eurodollar Advances, or, in a minimum aggregate amount of $1,000,000 or any integral multiple of $500,000 in excess thereof, any portion of the outstanding Eurodollar Advances upon three (3) Business Days' prior notice to the Administrative Agent.

         2.8. Method of Selecting Types and Interest Periods for New Advances. The Borrower shall select the Type of Advance and, in the case of each Eurodollar Advance, the Interest Period applicable thereto from time to time; provided that there shall be no more than 5 Interest Periods in effect with respect to all of the Loans at any time, unless such limit has been waived by the Administrative Agent in its sole discretion. The Borrower shall give the Administrative Agent irrevocable notice (a "Borrowing Notice") not later than 2:00 p.m. (New York City time) at least one Business Day before the Borrowing Date of each Floating Rate Advance (other than a Swing Line Loan) and three Business Days before the Borrowing Date for each Eurodollar Advance, specifying:

                  (i) the Borrowing Date, which shall be a Business Day, of such Advance,

                  (ii) the aggregate amount of such Advance,

                  (iii) the Type of Advance selected, and

                  (iv) in the case of each Eurodollar Advance, the Interest Period applicable thereto.

Not later than 1:00 p.m. (New York City time) on each Borrowing Date, each Lender shall make available its Loan or Loans in Federal or other funds immediately available in New York City to the Administrative Agent at its address specified pursuant to Article XIII. The Administrative Agent will promptly make the funds so received from the Lenders available to the Borrower at the Administrative Agent's aforesaid address.

         2.9. Conversion and Continuation of Outstanding Advances; No Conversion or Continuation of Eurodollar Advances After Default. Floating Rate Advances (other than Swing Line Advances) shall continue as Floating Rate Advances unless and until such Floating Rate Advances are converted into Eurodollar Advances pursuant to this Section 2.9 or are repaid in accordance with Section 2.7. Each Eurodollar Advance shall continue as a Eurodollar Advance until the end of the then applicable Interest Period therefor, at which time such Eurodollar Advance shall be automatically converted into a Floating Rate Advance unless (x) such Eurodollar Advance is or was repaid in accordance with Section 2.7 or (y) the Borrower shall have given the Administrative Agent a Conversion/Continuation Notice (as defined below) requesting that, at the end of such Interest Period, such Eurodollar Advance continue as a Eurodollar Advance for the same or another Interest Period. Subject to the terms of Section 2.6, the Borrower may elect from time to time to convert all or any part of an Advance of any Type (other than a Swing Line Advance) into any other Type or Types of Advances; provided that any conversion of any Eurodollar Advance shall be made on, and only on, the last day of the Interest Period applicable thereto. Notwithstanding anything to the contrary contained in this Section 2.9, during the continuance of a Default or an Unmatured Default, the Administrative Agent may (or shall at the direction of the Required Lenders), by notice to the Borrower, declare that no Advance may be made, converted or continued as a Eurodollar Advance. The Borrower shall give the Administrative Agent irrevocable notice (a "Conversion/Continuation Notice") of each conversion of an Advance or continuation of a Eurodollar Advance not later than 2:00 p.m. (New York City time) at least one (1) Business Day, in the case of a conversion into a Floating Rate Advance, or three (3) Business Days, in the case of a conversion into or continuation of a Eurodollar Advance, prior to the date of the requested conversion or continuation, specifying:

         (i) the requested date, which shall be a Business Day, of such conversion or continuation,

         (ii) the aggregate amount and Type of the Advance which is to be converted or continued, and

         (iii) the amount of such Advance which is to be converted into or continued as a Eurodollar Advance and the duration of the Interest Period applicable thereto.

         2.10. Changes in Interest Rate, Etc. Each Floating Rate Advance (other than a Swing Line Advance) shall bear interest on the outstanding principal amount thereof, for each day from and including the date such Advance is made or is automatically converted from a Eurodollar Advance into a Floating Rate Advance pursuant to Section 2.9, to but excluding the date it is paid or is converted into a Eurodollar Advance pursuant to Section 2.9 hereof, at a rate per annum equal to the Floating Rate for such day. Each Swing Line Loan shall bear interest on the outstanding principal amount thereof, for each day from and including the day such Swing Line Loan is made to but excluding the date it is fully paid at a rate per annum equal to the Floating Rate for such day. Changes in the rate of interest on that portion of any Advance maintained as a Floating Rate Advance will take effect simultaneously with each change in the Alternate Base Rate. Each Eurodollar Advance shall bear interest on the outstanding principal amount thereof from and including the first day of the Interest Period applicable thereto to (but not including) the last day of such Interest Period at the interest rate determined by the Administrative Agent as applicable to such Eurodollar Advance based upon the Borrower's selections under Sections 2.8 and 2.9 and otherwise in accordance with the terms hereof. No Interest Period in respect of any Revolving Loan may end after the Revolving Loan Termination Date. No Interest Period in respect of any Term B Loan may end after the Term Loan B Maturity Date.

         2.11. Rates Applicable After Default. During the continuance of a Default (including the Borrower's failure to pay any Loan at maturity) the Required Lenders may, at their option, by notice to the Borrower (which notice may be revoked at the option of the Required Lenders notwithstanding any provision of Section 8.2 requiring unanimous consent of the Lenders to changes in interest rates), declare that (i) each Eurodollar Advance shall bear interest for the remainder of the applicable Interest Period at the rate otherwise applicable to such Interest Period plus 2% per annum, (ii) each Floating Rate Advance shall bear interest at a rate per annum equal to the Floating Rate in effect from time to time plus 2% per annum, and (iii) the LC Fee shall be increased by 2% per annum; provided that, during the continuance of a Default under Section 7.6 or 7.7, the interest rates set forth in clauses (i) and (ii) above and the increase in the LC Fee set forth in clause (iii) above shall be applicable to all Credit Extensions, Advances, fees and other Obligations hereunder without any election or action on the part of the Administrative Agent or any Lender.

         2.12. Method of Payment. All payments of the Obligations hereunder shall be made, without setoff, deduction, or counterclaim, in immediately available funds to the Administrative Agent at the Administrative Agent's address specified pursuant to Article XIII, or at any other Lending Installation of the Administrative Agent specified in writing by the Administrative Agent to the Borrower, by 1:00 pm (New York City time) on the date when due and shall (except with respect to repayments of Swing Line Loans, and except in the case of Reimbursement Obligations for which any LC Issuer has not been fully indemnified by the Lenders, or as otherwise specifically required hereunder) be applied ratably by the Administrative Agent among the Lenders. Each payment delivered to the Administrative Agent for the account of any Lender shall be delivered promptly by the Administrative Agent to such Lender in the same type of funds that the Administrative Agent received at its address specified pursuant to Article XIII or at any Lending Installation specified in a notice received by the Administrative Agent from such Lender. Each reference to the Administrative Agent in this Section 2.12 shall also be deemed to refer, and shall apply equally, to each LC Issuer in the case of payments required to be made by the Borrower to the LC Issuers pursuant to Section 2.20.6.

         2.13. Noteless Agreement; Evidence of Indebtedness.

         (i) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

         (ii) The Administrative Agent shall also maintain accounts in which it will record (a) the date and the amount of each Loan made hereunder, the Type thereof and the Interest Period (in the case of a Eurodollar Advance) with respect thereto, (b) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder, (c) the original stated amount of each Facility LC and the amount of LC Obligations outstanding at any time, (d) the effective date and amount of each Assignment Agreement delivered to and accepted by it and the parties thereto pursuant to Section 12.3, (e) the amount of any sum received by the Administrative Agent hereunder from the Borrower and each Lender's share thereof, and (f) all other appropriate debits and credits as provided in this Agreement, including, without limitation, all fees, charges, expenses and interest.

         (iii) The entries maintained in the accounts maintained pursuant to paragraphs (i) and (ii) above shall be prima facie evidence of the existence and amounts of the Obligations therein recorded; provided, however, that the failure of the Administrative Agent or any Lender to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Obligations in accordance with their terms.

         (iv) Any Lender may request that its Term B Loans, Revolving Loans or, in the case of the Swing Line Lender, the Swing Line Loans, be evidenced by promissory notes (the "Notes") in substantially the form of Exhibit E-1 or E-2 with appropriate changes for notes evidencing Swing Line Loans. In such event, the Borrower shall prepare, execute and deliver to such Lender such Note(s) payable to the order of such Lender. Thereafter, the Loans evidenced by such Note(s) and interest thereon shall at all times (prior to any assignment pursuant to Section 12.3) be represented by one or more Notes payable to the order of the payee named therein, except to the extent that any such Lender subsequently returns any such Note(s) for cancellation and requests that such Loans once again be evidenced as described in paragraphs (i) and (ii) above.

         2.14. Telephonic Notices. The Borrower hereby authorizes the Lenders and the Administrative Agent to extend, convert or continue Advances, effect selections of Types of Advances and to transfer funds based on telephonic notices made by any person or persons the Administrative Agent or any Lender in good faith believes to be acting on behalf of the Borrower, it being understood that the foregoing authorization is specifically intended to allow Borrowing

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

Notices and Conversion/Continuation Notices to be given telephonically. The Borrower agrees to deliver promptly to the Administrative Agent a written confirmation, signed by an Authorized Officer, if such confirmation is requested by the Administrative Agent or any Lender, of each telephonic notice. If the written confirmation differs in any material respect from the action taken by the Administrative Agent and the Lenders, the reasonable and documented records of the Administrative Agent and the Lenders shall govern absent manifest error.

         2.15. Interest Payment Dates; Interest and Fee Basis. Interest accrued on each Floating Rate Advance shall be payable in arrears on each Payment Date, commencing with the first such date to occur after the Closing Date, on any date on which the Floating Rate Advance is prepaid, whether due to acceleration or otherwise, and at maturity. Interest accrued on that portion of the outstanding principal amount of any Floating Rate Advance converted into a Eurodollar Advance on a day other than a Payment Date shall be payable on the date of conversion. Interest accrued on each Eurodollar Advance shall be payable on the last day of its applicable Interest Period, on any date on which the Eurodollar Advance is prepaid, whether by acceleration or otherwise, and at maturity. Interest accrued on each Eurodollar Advance having an Interest Period longer than three months shall also be payable on the last day of each three-month interval during such Interest Period. Interest on Eurodollar Advances, LC Fees and all other fees hereunder shall be calculated for actual days elapsed on the basis of a 360-day year. Interest on Floating Rate Advances shall be calculated for actual days elapsed on the basis of a 365/366-day year. Interest shall be payable for the day an Advance is made but not for the day of any payment on the amount paid if payment is received prior to 1:00 pm (New York City time) at the place of payment. If any payment of principal of or interest on an Advance, any fees or any other amounts payable to the Administrative Agent or any Lender hereunder shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and, in the case of a principal payment, such extension of time shall be included in computing interest, fees and commissions in connection with such payment.

         2.16. Notification of Advances, Interest Rates, Prepayments and Revolving Loan Commitment Reductions; Availability of Loans. Promptly after receipt thereof, the Administrative Agent will notify each Lender of the contents of each Aggregate Revolving Loan Commitment reduction notice, LC Commitment reduction notice, Borrowing Notice, Swing Line Borrowing Notice, Conversion/Continuation Notice, and repayment notice received by it hereunder. Promptly after notice from any LC Issuer, the Administrative Agent will notify each Lender of the contents of each request for issuance of a Facility LC hereunder. The Administrative Agent will notify the Borrower and each Lender of the interest rate applicable to each Eurodollar Advance promptly upon determination of such interest rate and will give the Borrower and each Lender prompt notice of each change in the Alternate Base Rate. Not later than 1:00 p.m. (New York City time) on each Borrowing Date, each Lender shall make available its Revolving Loan or Revolving Loans in funds immediately available in New York City to the Administrative Agent at its address specified pursuant to Article XIII. The Administrative Agent will promptly make the funds so received from the Lenders available to the Borrower at the Administrative Agent's aforesaid address.

         2.17. Lending Installations. Each Lender may book its Loans and its participation in any LC Obligations and each LC Issuer may book the Facility LCs at any Lending Installation selected by such Lender or such LC Issuer, as applicable, and may change its Lending Installation from time to time. All terms of this Agreement shall apply to any such Lending Installation and the Loans, Facility LCs, participations in LC Obligations and any Notes issued hereunder shall be deemed held by each Lender or each LC Issuer, as applicable, for the benefit of any such Lending Installation. Each Lender and each LC Issuer may, by written notice to the Administrative Agent and the Borrower in accordance with
Article XIII, designate replacement or additional Lending Installations through which Loans will be made by it or Facility LCs will be issued by it and for whose account Loan payments or payments with respect to Facility LCs are to be made.

         2.18. Non-Receipt of Funds by the Administrative Agent. Unless the Borrower or a Lender, as the case may be, notifies the Administrative Agent prior to the date on which it is scheduled to make payment to the Administrative Agent of (i) in the case of a Lender, the proceeds of a Loan or (ii) in the case of the Borrower, a payment of principal, interest or fees to the Administrative Agent for the account of the Lenders, that it does not intend to make such payment, the Administrative Agent may assume that such payment has been made. The Administrative Agent may, but shall not be obligated to, make the amount of such payment available to the intended recipient in reliance upon such assumption. If such Lender or the Borrower, as the case may be, has not in fact made such payment to the Administrative Agent, the recipient of such payment shall, on demand by the Administrative Agent, repay to the Administrative Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Administrative Agent until the date the Administrative Agent recovers such amount at a rate per annum equal to (x) in the case of payment by a Lender, the Federal Funds Effective Rate for such day for the first three days and, thereafter, the interest rate applicable to the relevant Loan or (y) in the case of payment by the Borrower, the interest rate applicable to the relevant Loan.

         2.19. Replacement of Lender. If the Borrower is required pursuant to
Section 3.1, 3.2 or 3.5 to make any additional payment to any Lender or if any Lender's obligation to make or continue, or to convert Floating Rate Advances into, Eurodollar Advances shall be suspended pursuant to Section 3.3 or if any Lender becomes a Defaulting Lender (any Lender so affected an "Affected Lender"), the Borrower may elect, if such amounts continue to be charged or such suspension is still effective, to terminate or replace the Revolving Loan Commitment, Term Loan B Commitment and Loans of such Affected Lender, provided that no Default or Unmatured Default shall have occurred and be continuing at the time of such termination or replacement, and provided further that, concurrently with such termination or replacement, (i) if the Affected Lender is being replaced, another bank or other entity which is reasonably satisfactory to the Borrower and the Administrative Agent shall agree, as of such date, to purchase for cash the Outstanding Revolving Credit Exposure and Term B Loans of the Affected Lender pursuant to an Assignment Agreement substantially in the form of Exhibit C and to become a Lender for all purposes under this Agreement and to assume all obligations of the Affected Lender to be terminated as of such date and to comply with the requirements of Section 12.3 applicable to assignments, and (ii) the Borrower shall pay to such Affected Lender in immediately available funds on the day of such replacement (A) all interest, fees and other amounts then accrued but unpaid to such Affected Lender by the Borrower hereunder to and including the date of termination, including without limitation payments due to such Affected Lender under Sections 3.1, 3.2 and 3.5, and (B) an amount, if any, equal to the payment which would have been due to such Lender on the day of such replacement under Section 3.4 had the Loans of such Affected Lender been prepaid on such date rather than sold to the

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

replacement Lender, in each case to the extent not paid by the purchasing lender and (iii) if the Affected Lender is being terminated, the Borrower shall pay to such Affected Lender all Obligations due to such Affected Lender (including the amounts described in the immediately preceding clauses (i) and (ii) plus, to the extent not paid by the replacement Lender, the outstanding principal balance of such Affected Lender's Credit Extensions).

         2.20. Facility LCs.

                  2.20.1 Existing Letters of Credit; Issuance. The Borrower, the Lenders, the Administrative Agent and the Initial LC Issuers agree and confirm that, as of the Closing Date, and subject to the satisfaction of the condition precedent set forth in Section 4.1, the Existing Letters of Credit shall (x) be deemed to have been issued pursuant to this Agreement, (y) constitute Facility LCs, and (z) be governed by this Section 2.20, together with the other terms and conditions of this Agreement. Each LC Issuer hereby agrees, on the terms and conditions set forth in this Agreement, to issue, or cause to be issued, standby and commercial Letters of Credit (each, a "Facility LC") and to renew, extend, increase, decrease or otherwise modify each Facility LC ("Modify," and each such action, a "Modification"), from time to time from and including the date of this Agreement and prior to the Revolving Loan Termination Date upon the request of the Borrower; provided that, immediately after each such Facility LC is issued or Modified, the Aggregate Outstanding Revolving Credit Exposure shall not exceed the Aggregate Revolving Loan Commitment and the aggregate amount of the LC Obligations shall not exceed the LC Sublimit. No Facility LC shall have an expiry date later than the earlier of (x) the fifth Business Day prior to the Revolving Loan Termination Date and (y) one year after its issuance; provided that any Facility LC with a one-year term may provide for the renewal thereof for additional one-year periods (which in no event shall extend beyond the date referred to in the preceding clause (x)). Notwithstanding the foregoing or anything else contained in the Loan Documents, Bank One shall have no obligation whatsoever to issue or renew any Letters of Credit other than the deemed issuance of the Existing Letters of Credit.

                  2.20.2 Participations. Upon the issuance or Modification by any LC Issuer of a Facility LC in accordance with this Section 2.20, such LC Issuer shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably sold to each Lender, and each Lender shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably purchased from such LC Issuer, a participation in such Facility LC (and each Modification thereof) and the related LC Obligations in proportion to its Revolving Loan Pro Rata Share.

                  2.20.3 Notice. Subject to Section 2.20.1, the Borrower shall give any LC Issuer notice prior to 1:00 p.m. (New York City time) at least five Business Days prior to the proposed date of issuance or Modification of each Facility LC, specifying the beneficiary, the proposed date of issuance (or Modification) and the expiry date of such Facility LC, and describing the proposed terms of such Facility LC and the nature of the transactions proposed to be supported thereby. Upon receipt of such notice, such LC Issuer shall promptly notify the

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

         Administrative Agent, and, upon issuance only, the Administrative Agent shall promptly notify each Lender, of the contents thereof and of the amount of such Lender's participation in such proposed Facility LC. The issuance or Modification by any LC Issuer of any Facility LC shall, in addition to the conditions precedent set forth in Article IV (the satisfaction of which such LC Issuer shall have no duty to ascertain), be subject to the conditions precedent that such Facility LC shall be satisfactory to such LC Issuer and that the Borrower shall have executed and delivered such application agreement and/or such other instruments and agreements relating to such Facility LC as such LC Issuer shall have reasonably requested (each, a "Facility LC Application"). In the event of any conflict between the terms of this Agreement and the terms of any Facility LC Application, the terms of this Agreement shall control.

                  2.20.4 LC Fees. The Borrower shall pay to the Administrative Agent, for the account of the Lenders ratably in accordance with their respective Revolving Loan Pro Rata Shares, a letter of credit fee at a per annum rate equal to the Applicable Margin for Eurodollar Loans in effect from time to time on the average daily undrawn stated amount under such Facility LC, such fee to be payable in arrears on each Payment Date. The Borrower shall also pay to each LC Issuer for its own account (x) at the time of issuance of each Facility LC which is a standby letter of credit, a fronting fee in an amount equal to 0.25% times the face amount of such Facility LC and (y) documentary and processing charges in connection with the issuance or Modification of and draws under Facility LCs in accordance with such LC Issuer's standard schedule for such charges as in effect from time to time. Each fee described in this Section 2.20.4 shall constitute an "LC Fee".

                  2.20.5 Administration; Reimbursement by Lenders. Upon receipt from the beneficiary of any Facility LC of any demand for payment under such Facility LC, each LC Issuer shall notify the Administrative Agent and the Administrative Agent shall promptly notify the Borrower and each other Lender as to the amount to be paid by such LC Issuer as a result of such demand and the proposed payment date (the "LC Payment Date"). The responsibility of each LC Issuer to the Borrower and each Lender shall be only to determine that the documents (including each demand for payment) delivered under each Facility LC in connection with such presentment shall be in conformity in all material respects with such Facility LC. Each LC Issuer shall endeavor to exercise the same care in the issuance and administration of the Facility LCs as it does with respect to letters of credit in which no participations are granted, it being understood that in the absence of any gross negligence or willful misconduct by such LC Issuer, each Lender shall be unconditionally and irrevocably liable without regard to the occurrence of any Default or any condition precedent whatsoever, to reimburse such LC Issuer on demand for (i) such Lender's Revolving Loan Pro Rata Share of the amount of each payment made by such LC Issuer under each Facility LC to the extent such amount is not reimbursed by the Borrower pursuant to Section 2.20.6 below, plus (ii) interest on the foregoing amount to be reimbursed by such Lender, for each day from the date of such LC Issuer's demand for such reimbursement (or, if such demand is made after 2:00 p.m. (New York City time) on such date, from the next succeeding Business Day) to the date on which such Lender pays the amount to be reimbursed by it, at a rate of interest per annum equal to the Federal Funds Effective Rate for the first three days and, thereafter, at a rate of interest equal to the rate applicable to Floating Rate Advances.

                  2.20.6 Reimbursement by Borrower. The Borrower shall be irrevocably and unconditionally obligated to reimburse such LC Issuer on or before the applicable LC Payment Date for any amounts to be paid by such LC Issuer upon any drawing under any Facility LC, without presentment, demand, protest or other formalities of any kind; provided that neither the Borrower nor any Lender shall hereby be precluded from asserting any claim for direct (but not consequential) damages suffered by the Borrower or such Lender to the extent, but only to the extent, caused by (i) the willful misconduct or gross negligence of such LC Issuer in determining whether a request presented under any Facility LC issued by it complied with the terms of such Facility LC or (ii) such LC Issuer's failure to pay under any Facility LC issued by it after the presentation to it of a request strictly complying with the terms and conditions of such Facility LC. If the Borrower at any time fails to repay a Reimbursement Obligation pursuant to this Section 2.20, such unpaid Reimbursement Obligation shall at that time be automatically converted into an obligation and the Borrower shall be deemed to have elected to borrow a Revolving Loan from the Lenders, as of the date of the payment by the applicable LC Issuer giving rise to the Reimbursement Obligation equal in amount to the amount of the unpaid Reimbursement Obligation. Such Revolving Loan shall be made as of the date of the payment giving rise to such Reimbursement Obligation, automatically, without notice and without any requirement to satisfy the conditions precedent otherwise applicable to a Revolving Loan if the Borrower shall have failed to make such payment to the Administrative Agent for the account of such LC Issuer prior to such time. Such Revolving Loan shall constitute a Floating Rate Advance and the proceeds of such Advance shall be used to repay such Reimbursement Obligation. If, for any reason, the Borrower fails to repay a Reimbursement Obligation on the day such Reimbursement Obligation arises and, for any reason, the Lenders are unable to make or have no obligation to make a Revolving Loan, then such Reimbursement Obligation shall bear interest from and after such day, until paid in full, at the interest rate applicable to a Floating Rate Advance. The Borrower agrees to indemnify each LC Issuer against any loss or expense determined by such LC Issuer in good faith to have resulted from any conversion pursuant to this Section 2.20 by reason of the inability of such LC Issuer to convert the amount received from the Borrower or from the Lenders, as applicable, into an amount equal to the amount of such Reimbursement Obligation. Each LC Issuer will pay to each Lender ratably in accordance with its Revolving Loan Pro Rata Share all amounts received by it from the Borrower for application in payment, in whole or in part, of the Reimbursement Obligation in respect of any Facility LC issued by such LC Issuer, but only to the extent such Lender has made payment to such LC Issuer in respect of such Facility LC pursuant to Section 2.20.5.

                  2.20.7 Obligations Absolute. The Borrower's obligations under this Section 2.20 shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower may have or have had against any LC Issuer, any Lender or any beneficiary of a Facility LC. The Borrower further agrees with the LC Issuers and the Lenders that the LC Issuers and the Lenders shall not be responsible for, and the Borrower's Reimbursement Obligation in respect of any Facility LC shall not be

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

         affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, fraudulent or forged, or any dispute between or among the Borrower, any of its Affiliates, the beneficiary of any Facility LC or any financing institution or other party to whom any Facility LC may be transferred or any claims or defenses whatsoever of the Borrower or of any of its Affiliates against the beneficiary of any Facility LC or any such transferee. The LC Issuers shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Facility LC. The Borrower agrees that any action taken or omitted by any LC Issuer or any Lender under or in connection with each Facility LC and the related drafts and documents, if done without gross negligence or willful misconduct, shall be binding upon the Borrower and shall not put any LC Issuer or any Lender under any liability to the Borrower. Nothing in this Section 2.20.7 is intended to limit the right of the Borrower to make a claim against any LC Issuer for damages as contemplated by the proviso to the first sentence of Section 2.20.6.

                  2.20.8 Actions of LC Issuers. Each LC Issuer shall be entitled to rely, and shall be fully protected in relying, upon any Facility LC, draft, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by such LC Issuer. Each LC Issuer shall be fully justified in failing or refusing to take any action under this Agreement unless it shall first have received such advice or concurrence of the Required Lenders as it reasonably deems appropriate or it shall first be indemnified to its reasonable satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Notwithstanding any other provision of this Section 2.20, each LC Issuer shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon the Lenders and any future holders of a participation in any Facility LC.

                  2.20.9 Indemnification. The Borrower hereby agrees to indemnify and hold harmless each Lender, each LC Issuer and the Administrative Agent, and their respective directors, officers, agents and employees from and against any and all claims and damages, losses, liabilities, costs or expenses which such Lender, such LC Issuer or the Administrative Agent may incur (or which may be claimed against such Lender, such LC Issuer or the Administrative Agent by any Person whatsoever) by reason of or in connection with the issuance, execution and delivery or transfer of or payment or failure to pay under any Facility LC or any actual or proposed use of any Facility LC, including, without limitation, any claims, damages, losses, liabilities, costs or expenses which such LC Issuer may incur by reason of or in connection with (i) the failure of any other Lender to fulfill or comply with its obligations to such LC Issuer hereunder (but nothing herein contained shall affect any rights the Borrower may have against any defaulting Lender) or (ii) by reason of or on account of such LC Issuer issuing any Facility LC which specifies that the term "Beneficiary" included therein includes any successor by operation of law of the named Beneficiary, but which Facility LC does not require that any drawing by any such successor Beneficiary be accompanied by a copy of a legal document, satisfactory to such LC Issuer, evidencing the appointment of such successor Beneficiary; provided that the

         Borrower shall not be required to indemnify any Lender, any LC Issuer or the Administrative Agent for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, caused by (x) the willful misconduct or gross negligence of any LC Issuer in determining whether a request presented under any Facility LC complied with the terms of such Facility LC or (y) any LC Issuer's failure to pay under any Facility LC after the presentation to it of a request strictly complying with the terms and conditions of such Facility LC. Nothing in this Section 2.20.9 is intended to limit the obligations of the Borrower under any other provision of this Agreement.

                  2.20.10 Lenders' Indemnification. Each Lender shall, ratably in accordance with its Revolving Loan Pro Rata Share, indemnify each LC Issuer, its affiliates and their respective directors, officers, agents and employees (to the extent not reimbursed by the Borrower) against any cost, expense (including reasonable counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from such indemnitees' gross negligence or willful misconduct or such LC Issuer's failure to pay under any Facility LC after the presentation to it of a request strictly complying with the terms and conditions of the Facility LC) that such indemnitees may suffer or incur in connection with this Section 2.20 or any action taken or omitted by such indemnitees hereunder.

                  2.20.11 Facility LC Collateral Account. The Borrower agrees that it will, upon the request of the Administrative Agent or the Required Lenders and until the final expiration date of any Facility LC and thereafter as long as any amount is payable to any LC Issuer or the Lenders in respect of any Facility LC, maintain the Facility LC Collateral Account. The Borrower hereby pledges, assigns and grants to the Administrative Agent, on behalf of and for the ratable benefit of the Lenders and the LC Issuers, a security interest in all of the Borrower's right, title and interest in and to all funds which may from time to time be on deposit in the Facility LC Collateral Account to secure the prompt and complete payment and performance of the Secured Obligations. The Administrative Agent will invest any funds on deposit from time to time in the Facility LC Collateral Account in Cash Equivalent Investments having a maturity not exceeding 30 days. Nothing in this Section 2.20.11 shall (i) require the Borrower or any Subsidiary to either establish the Facility LC Collateral Account or deposit any funds in the Facility LC Collateral Account or (ii) limit the right of the Administrative Agent to release any funds held in the Facility LC Collateral Account, in each case other than as required by
         Section 2.2 or Section 8.1.

                  2.20.12 Rights as a Lender. In its capacity as a Lender, if any, each LC Issuer shall have the same rights and obligations as any other Lender.

         2.21. Defaulting Lenders. (a) In the event that, at any one time, (i) any Lender shall be a Defaulting Lender, (ii) such Defaulting Lender shall owe a Defaulted Loan to the Borrower and (iii) the Borrower shall be required to make any payment hereunder or under any other Loan Document to or for the account of such Defaulting Lender, then the Borrower may, so long as no Default shall occur or be continuing at such time and to the fullest extent permitted by applicable law, set off and otherwise apply the Obligation of the Borrower to make such payment to or for the account of such Defaulting Lender against the obligation of such Defaulting Lender to make such Defaulted Loan. In the event that, on any date, the Borrower shall so set off and otherwise apply its obligation to make any such payment against the obligation of such Defaulting Lender to make any such Defaulted Loan on or prior to such date, the amount so set off and otherwise applied by the Borrower shall constitute for all purposes of this Agreement and the other Loan Documents a Loan by such Defaulting Lender made on the date of such setoff under the Facility pursuant to which such Defaulted Loan was originally required to have been made pursuant to Section 2.1. Such Loan shall be considered, for all purposes of this Agreement, to comprise part of the Advance in connection with which such Defaulted Loan was originally required to have been made pursuant to Section 2.1, even if the other Loans comprising such Advance shall be Eurodollar Loans on the date such Loan is deemed to be made pursuant to this subsection (a). The Borrower shall notify the Administrative Agent at any time the Borrower exercises its right of set-off pursuant to this subsection (a) and shall set forth in such notice (A) the name of the Defaulting Lender and the Defaulted Loan required to be made by such Defaulting Lender and
(B) the amount set off and otherwise applied in respect of such Defaulted Loan pursuant to this subsection (a). Any portion of such payment otherwise required to be made by the Borrower to or for the account of such Defaulting Lender which is paid by the Borrower, after giving effect to the amount set off and otherwise applied by the Borrower pursuant to this subsection (a), shall be applied by the Administrative Agent as specified in subsection (b) or (c) of this Section 2.21.

         (b) In the event that, at any one time, (i) any Lender shall be a Defaulting Lender, (ii) such Defaulting Lender shall owe a Defaulted Amount to any Agent or any of the other Lenders and (iii) the Borrower shall make any payment hereunder or under any other Loan Document to the Administrative Agent for the account of such Defaulting Lender, then the Administrative Agent may, on its behalf or on behalf of such other Agents or such other Lenders and to the fullest extent permitted by applicable law, apply at such time the amount so paid by the Borrower to or for the account of such Defaulting Lender to the payment of each such Defaulted Amount to the extent required to pay such Defaulted Amount. In the event that the Administrative Agent shall so apply any such amount to the payment of any such Defaulted Amount on any date, the amount so applied by the Administrative Agent shall constitute for all purposes of this Agreement and the other Loan Documents payment, to such extent, of such Defaulted Amount on such date. Any such amount so applied by the Administrative Agent shall be retained by the Administrative Agent or distributed by the Administrative Agent to such other Agents or such other Lenders, ratably in accordance with the respective portions of such Defaulted Amounts payable at such time to the Administrative Agent, such other Agents and such other Lenders and, if the amount of such payment made by the Borrower shall at such time be insufficient to pay all Defaulted Amounts owing at such time to the Administrative Agent, such other Agents and such other Lenders, in the following order of priority:

         (i) first, to the Agents for any Defaulted Amounts then owing to them, in their capacities as such, ratably in accordance with such respective Defaulted Amounts then owing to the Agents;

         (ii) second, to the LC Issuers and the Swing Line Lender for any Defaulted Amounts then owing to them, in their capacities as such, ratably in accordance with such respective Defaulted Amounts then owing to each LC Issuer and the Swing Line Lender; and

         (iii) third, to any other Lenders for any Defaulted Amounts then owing to such other Lenders, ratably in accordance with such respective Defaulted Amounts then owing to such other Lenders.

         Any portion of such amount paid by the Borrower for the account of such Defaulting Lender remaining, after giving effect to the amount applied by the Administrative Agent pursuant to this subsection (b), shall be applied by the Administrative Agent as specified in subsection (c) of this Section 2.21.

         (c) In the event that, at any one time, (i) any Lender shall be a Defaulting Lender, (ii) such Defaulting Lender shall not owe a Defaulted Loan or a Defaulted Amount and (iii) the Borrower, any Agent or any other Lender shall be required to pay or distribute any amount hereunder or under any other Loan Document to or for the account of such Defaulting Lender, then the Borrower or such Agent or such other Lender shall pay such amount to the Administrative Agent to be held by the Administrative Agent, to the fullest extent permitted by applicable law, in escrow or the Administrative Agent shall, to the fullest extent permitted by applicable law, hold in escrow such amount otherwise held by it. Any funds held by the Administrative Agent in escrow under this subsection
(c) shall be deposited by the Administrative Agent in an account with a bank (the "Escrow Bank") selected by the Administrative Agent, in the name and under the control of the Administrative Agent, but subject to the provisions of this subsection (c). The terms applicable to such account, including the rate of interest payable with respect to the credit balance of such account from time to time, shall be the Escrow Bank's standard terms applicable to escrow accounts maintained with it. Any interest credited to such account from time to time shall be held by the Administrative Agent in escrow under, and applied by the Administrative Agent from time to time in accordance with the provisions of, this subsection (c). The Administrative Agent shall, to the fullest extent permitted by applicable law, apply all funds so held in escrow from time to time to the extent necessary to make any Loans required to be made by such Defaulting Lender and to pay any amount payable by such Defaulting Lender hereunder and under the other Loan Documents to the Administrative Agent or any other Lender, as and when such Loans or amounts are required to be made or paid and, if the amount so held in escrow shall at any time be insufficient to make and pay all such Loans and amounts required to be made or paid at such time, in the following order of priority:

         (i) first, to the Agents for any amounts then due and payable by such Defaulting Lender to them hereunder, in their capacities as such, ratably in accordance with such respective amounts then due and payable to the Agents;

         (ii) second, to the LC Issuers and the Swing Line Lender for any amounts then due and payable to them hereunder, in their capacities as such, by such Defaulting Lender, ratably in accordance with such respective amounts then due and payable to each LC Issuer and the Swing Line Lender;

         (iii) third, to any other Lenders for any amount then due and payable by such Defaulting Lender to such other Lenders hereunder, ratably in accordance with such respective amounts then due and payable to such other Lenders; and

         (iv) fourth, to the Borrower for any Loan then required to be made by such Defaulting Lender pursuant to a Revolving Loan Commitment, Swing Line Commitment, Term Loan B Commitment or LC Commitment of such Defaulting Lender.

                  In the event that any Lender that is a Defaulting Lender shall, at any time, cease to be a Defaulting Lender, any funds held by the Administrative Agent in escrow at such time with respect to such Lender shall be distributed by the Administrative Agent to such Lender and applied by such Lender to the Obligations owing to such Lender at such time under this Agreement and the other Loan Documents ratably in accordance with the respective amounts of such Obligations outstanding at such time.

         (d) The rights and remedies against a Defaulting Lender under this
Section 2.21 are in addition to other rights and remedies that the Borrower may have against such Defaulting Lender with respect to any Defaulted Loan and that any Agent or any Lender may have against such Defaulting Lender with respect to any Defaulted Amount.

                                  ARTICLE III
                             YIELD PROTECTION; TAXES

         3.1. Yield Protection. If, on or after the Closing Date, the adoption of any law or any governmental or quasi-governmental rule, regulation, policy, guideline or directive (whether or not having the force of law), or any change in any such law, rule, regulation, policy, guideline or directive or in the interpretation or administration thereof by any governmental or quasi-governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender or applicable Lending Installation or any LC Issuer with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency (other than any change by way of imposition or increase of Reserve Requirements):

         (i) subjects any Lender or any applicable Lending Installation or any LC Issuer to any Taxes, or changes the basis of taxation of payments (other than with respect to Excluded Taxes) to any Lender or any LC Issuer in respect of its Revolving Loan Commitments, LC Commitments, Eurodollar Loans, Facility LCs or participations therein, or

         (ii) imposes or increases or deems applicable any reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or any applicable Lending Installation or any LC Issuer (other than reserves and assessments taken into account in determining the interest rate applicable to Eurodollar Advances), or

         (iii) imposes any other condition the result of which is to increase the cost to any Lender or any applicable Lending Installation of making, funding or maintaining its Revolving Loan

                  Commitment or Eurodollar Loans or its LC Commitment or of issuing or participating in Facility LCs, or reduces any amount receivable by any Lender or any applicable Lending Installation or any LC Issuer in connection with its Revolving Loan Commitment, LC Commitment or Eurodollar Loans or Facility LCs (including participations therein), or requires any Lender or any applicable Lending Installation or any LC Issuer to make any payment calculated by reference to the amount of Revolving Loan Commitment, LC Commitment or Eurodollar Loans or Facility LCs (including participations therein) held or interest or LC Fees received by it, by an amount deemed material by such Lender or such LC Issuer, as applicable.

and the result of any of the foregoing is to increase the cost to such Lender or applicable Lending Installation or such LC Issuer of making or maintaining its Eurodollar Loans or Revolving Loan Commitment or LC Commitment or of issuing or participating in Facility LCs, as applicable, or to reduce the return received by such Lender or applicable Lending Installation or such LC Issuer in connection with such Eurodollar Loans or Revolving Loan Commitment, LC Commitment or Facility LCs (including participations therein), then, within 15 days of demand, accompanied by the written statement required by Section 3.6, by such Lender or such LC Issuer, the Borrower shall pay such Lender or such LC Issuer such additional amount or amounts as will compensate such Lender or such LC Issuer for such increased cost or reduction in amount received. If, upon receipt of the notice specified by the immediately preceding sentence, the Borrower so notifies the Administrative Agent, the Borrower may either (i) prepay in full all Eurodollar Loans of such Lender then outstanding, so long as the Borrower reimburses such Lender for its increased costs in accordance with this Section 3.1, or (ii) convert all Eurodollar Loans of all Lenders then outstanding into Floating Rate Loans in accordance with this Agreement, so long as the Borrower reimburses the Lenders for all of their increased costs in accordance with this Section 3.1.

         3.2. Changes in Capital Adequacy Regulations. If a Lender or LC Issuer determines the amount of capital required or expected to be maintained by such Lender or LC Issuer, any Lending Installation of such Lender or LC Issuer or any corporation controlling such Lender or LC Issuer is increased as a result of a Change, then, within 15 days of demand, accompanied by the written statement required by Section 3.6, by such Lender or LC Issuer, the Borrower shall pay such Lender or LC Issuer the amount necessary to compensate for any shortfall in the rate of return on the portion of such increased capital which such Lender or LC Issuer determines is attributable to this Agreement, its Outstanding Revolving Credit Exposure, its Term B Loans, its Term B Loan Commitment to make Term B Loans, its Revolving Loan Commitment or LC Commitment to make Revolving Loans and issue or participate in Facility LCs, as applicable, hereunder (after taking into account such Lender's or LC Issuer's policies as to capital adequacy). "Change" means (i) any change after the Closing Date in the Risk-Based Capital Guidelines or (ii) any adoption of, or change in, or change in the interpretation or administration of any other law, governmental or quasi-governmental rule, regulation, policy, guideline, interpretation, or directive (whether or not having the force of law) after the Closing Date which affects the amount of capital required or expected to be maintained by any Lender or LC Issuer or any Lending Installation or any corporation controlling any Lender or LC Issuer. "Risk-Based Capital Guidelines" means (i) the risk-based capital guidelines in effect in the United States on the Closing Date, including transition rules, and (ii) the corresponding capital regulations promulgated by regulatory authorities outside the United States implementing the July 1988 report of the Basle Committee on Banking Regulation and Supervisory Practices Entitled "International Convergence of Capital Measurements and Capital Standards," including transition rules, and any amendments to such regulations adopted prior to the Closing Date.

         3.3. Availability of Types of Advances. (a) Eurodollar Advances shall not be available on the Closing Date. For 45 days following the Closing Date no Eurodollar Advances shall be available other than those with an Interest Period of one month.

         (b) If (x) any Lender reasonably determines that maintenance of its Eurodollar Loans at a suitable Lending Installation would violate any applicable law, rule, regulation, or directive, whether or not having the force of law, or
(y) the Required Lenders determine in good faith that (i) deposits of a type and maturity appropriate to match fund Eurodollar Advances are not available or (ii) the interest rate applicable to Eurodollar Advances does not accurately reflect the cost of making or maintaining Eurodollar Advances, or (iii) no reasonable basis exists for determining the Eurodollar Base Rate, then the Administrative Agent shall suspend the availability of Eurodollar Advances and require any affected Eurodollar Advances to be repaid or converted to Floating Rate Advances on the respective last days of the then current Interest Periods with respect to such Revolving Loans or within such earlier period as required by law, subject to the payment of any funding indemnification amounts required by Section 3.4.

         3.4. Funding Indemnification. If any payment of a Eurodollar Advance occurs on a date which is not the last day of the applicable Interest Period, whether because of acceleration, prepayment or otherwise, or a Eurodollar Advance is not made or continued, or a Floating Rate Advance is not converted into a Eurodollar Advance, on the date specified by the Borrower for any reason other than default by the Lenders, or a Eurodollar Advance is not prepaid on the date specified by the Borrower for any reason, the Borrower will indemnify each Lender for any loss or cost incurred by it resulting therefrom, including, without limitation, any loss or cost in liquidating or employing deposits acquired to fund or maintain such Eurodollar Advance.

         3.5. Taxes.

         (i) All payments by the Borrower to or for the account of any Lender or any LC Issuer or the Administrative Agent hereunder or under any Note shall be made free and clear of and without deduction for any and all Taxes. If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to any Lender, LC Issuer or the Administrative Agent, (a) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 3.5) such Lender, LC Issuer or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (b) the Borrower shall make such deductions, (c) the Borrower shall pay the full amount deducted to the relevant authority in accordance with applicable law and (d) the Borrower shall furnish to the Administrative Agent the original copy of a receipt evidencing payment thereof or, if a receipt cannot be obtained with reasonable efforts, such other evidence of payment as is reasonably acceptable to the Administrative Agent, in each case within 30 days after such payment is made.

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

         (ii) In addition, the Borrower shall pay any present or future stamp or documentary taxes and any other excise or property taxes, intangible or mortgage recording taxes, charges or similar levies which arise from any payment made hereunder or under any Note or Facility LC Application or from the execution or delivery of, or otherwise with respect to, this Agreement or any Note or Facility LC Application ("Other Taxes").

         (iii) The Borrower shall indemnify the Administrative Agent, each LC Issuer and each Lender for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed on amounts payable under this Section 3.5) paid by the Administrative Agent, such LC Issuer or such Lender as a result of its Revolving Loan Commitment or LC Commitment, any Credit Extensions made by it hereunder, any Facility LC issued or participated in by it hereunder, or otherwise in connection with its participation in this Agreement and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. Payments due under this indemnification shall be made within 30 days of the date the Administrative Agent, such LC Issuer or such Lender makes demand therefor pursuant to Section 3.6.

         (iv) Each Lender that is not incorporated under the laws of the United States of America or a state thereof (each a "Non-U.S. Lender") agrees that it will, not more than ten Business Days after the date on which it becomes a party to this Agreement (but in any event before a payment is due to it hereunder),
                  (i) deliver to each of the Borrower and the Administrative Agent two duly completed copies of United States Internal Revenue Service Form W-8BEN or W-8ECI, certifying in either case that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes, or (ii) in the case of a Non-U.S. Lender that is fiscally transparent, deliver to the Administrative Agent a United States Internal Revenue Form W-8IMY together with the applicable accompanying forms, W-8 or W-9, as the case may be, and certify that it is entitled to an exemption from United States backup withholding tax. Each Non-U.S. Lender further undertakes to deliver to each of the Borrower and the Administrative Agent (x) renewals or additional copies of such form (or any successor form) on or before the date that such form expires or becomes obsolete, and (y) after the occurrence of any event requiring a change in the most recent forms so delivered by it, such additional forms or amendments thereto as may be reasonably requested by the Borrower or the Administrative Agent. All forms or amendments described in the preceding sentence shall certify that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes, unless an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form or amendment with respect to it and such Lender advises the Borrower and the Administrative Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax.

         (v) For any period during which a Non-U.S. Lender has failed to provide the Borrower with an appropriate form pursuant to clause (iv) above (unless such failure is due to a change in treaty, law or regulation, or any change in the interpretation or administration thereof by any governmental authority, occurring subsequent to the date on which a form originally was required to be provided), such Non-U.S. Lender shall not be entitled to indemnification under this Section 3.5 with respect to Taxes imposed by the United States; provided that, should a Non-U.S. Lender which is otherwise exempt from or subject to a reduced rate of withholding tax become subject to Taxes because of its failure to deliver a form required under clause (iv) above, the Borrower shall take such steps as such Non-U.S. Lender shall reasonably request to assist such Non-U.S. Lender to recover such Taxes.

         (vi) Any Lender that is entitled to an exemption from or reduction of withholding tax with respect to payments under this Agreement or any Note pursuant to the law of any relevant jurisdiction or any treaty shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate.

         (vii) If the U.S. Internal Revenue Service or any other governmental authority of the United States or any other country or any political subdivision thereof asserts a claim that the Administrative Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered or properly completed, because such Lender failed to notify the Administrative Agent of a change in circumstances which rendered its exemption from withholding ineffective, or for any other reason), such Lender shall indemnify the Administrative Agent fully for all amounts paid, directly or indirectly, by the Administrative Agent as tax, withholding therefor, or otherwise, including penalties and interest, and including taxes imposed by any jurisdiction on amounts payable to the Administrative Agent under this subsection, together with all costs and expenses related thereto (including attorneys fees and time charges of attorneys for the Administrative Agent, which attorneys may be employees of the Administrative Agent). The obligations of the Lenders under this Section 3.5(vii) shall survive the payment of the Obligations and termination of this Agreement.

         3.6. Lender Statements; Survival of Indemnity. Each Lender shall deliver a written statement of such Lender to the Borrower (with a copy to the Administrative Agent) as to the amount due, if any, under Section 3.1, 3.2, 3.4 or 3.5. Such written statement shall set forth in reasonable detail the calculations upon which such Lender determined such amount and shall be final, conclusive and binding on the Borrower in the absence of manifest error. Determination of amounts payable under such Sections in connection with a Eurodollar Loan shall be calculated as though each Lender funded its Eurodollar Loan through the purchase of a deposit of the type, currency and maturity corresponding to the deposit used as a reference in determining the Eurodollar Rate applicable to such Loan, whether in fact that is the case or not.

Notwithstanding any other term or condition contained herein or elsewhere in the Loan Documents, a Lender claiming compensation under Section 3.1, 3.2, 3.4 or
3.5 shall only be entitled to compensation under this Article III (i) from and after the date of such notice until the events giving rise to such claim have ceased to exist, and (ii) during the ninety (90) day period preceding the date the Borrower receives notice from the Administrative Agent or such Lender setting forth the described claim for compensation. Unless otherwise provided herein, the amount specified in the written statement of any Lender shall be payable on demand after receipt by the Borrower of such written statement. The obligations of the Borrower under Sections 3.1, 3.2, 3.4 and 3.5 shall survive payment of the Obligations and termination of this Agreement.

         3.7. Alternative Lending Installation. To the extent reasonably possible, each Lender shall designate an alternate Lending Installation with respect to its Eurodollar Loans to reduce any liability of the Borrower to such Lender under Sections 3.1, 3.2 and 3.5 or to avoid the unavailability of Eurodollar Advances under Section 3.3, so long as such designation is not, in the judgment of such Lender, reasonably disadvantageous to such Lender. A Lender's designation of an alternative Lending Installation shall not affect the Borrower's rights under Section 2.19 to replace a Lender.

                                   ARTICLE IV
                              CONDITIONS PRECEDENT

         4.1. Initial Credit Extension. The Lenders shall not be required to make the initial Credit Extension hereunder, which initial Credit Extension shall occur no later than the Closing Date, unless the following conditions precedent have been satisfied and, if applicable, the Borrower has furnished to the Administrative Agent with sufficient copies for the Lenders:

                  4.1.1 Copies of the articles or certificate of incorporation (or the equivalent thereof) of each initial Credit Party, in each case, together with all amendments thereto, and a certificate of good standing, each certified by the appropriate governmental officer in its jurisdiction of organization, as well as any other information required by Section 326 of the USA Patriot Act, 31 U.S.C. Section 5318 or otherwise necessary for the Administrative Agent or any Lender to verify the identity of such Credit Party as required by Section 326 of the USA Patriot Act, 31 U.S.C. Section 5318.

                  4.1.2 Copies, certified by the Secretary or Assistant Secretary (or the equivalent thereof) of each initial Credit Party, in each case, of its by-laws and of its Board of Directors' resolutions and of resolutions or actions of any other body authorizing the execution of the Loan Documents and Tapco Acquisition Documents to which such Credit Party is a party and certified copies of the Tapco Acquisition Documents.

                  4.1.3 An incumbency certificate, executed by the Secretary or Assistant Secretary (or the equivalent thereof) of each initial Credit Party, in each case, which shall identify by name and title and bear the signatures of the Authorized Officers and any other officers of such Credit Party authorized to sign the Loan Documents to which such Credit Party is party, upon which certificate the Administrative Agent and the Lenders shall be entitled to rely until informed of any change in writing by such Credit Party.

                  4.1.4 A certificate signed by the chief financial officer of the Borrower, stating that on the initial Credit Extension Date (a) no Default or Unmatured Default has occurred and is continuing, (b) all of the representations and warranties in Article V shall be true and correct in all material respects as of such date and (c) (i) no Material Adverse Change has occurred since September 30, 2003 and (ii) no material adverse change in the business, condition (financial or otherwise), operations, performance and properties of Tapco Holdings, Inc. and its Subsidiaries, taken as a whole, has occurred since October 31, 2003.

                  4.1.5 A written opinion of the initial Credit Parties' counsel, in form and substance satisfactory to the Administrative Agent and addressed to the Lenders, in substantially the form of Exhibit A.

                  4.1.6 Any Notes requested by a Lender pursuant to Section 2.13 payable to the order of each such requesting Lender.

                  4.1.7 Written money transfer instructions, in substantially the form of Exhibit D, addressed to the Administrative Agent and signed by an Authorized Officer, together with such other related money transfer authorizations as the Administrative Agent may have reasonably requested.

                  4.1.8 Intentionally Omitted.

                  4.1.9 The Administrative Agent shall have received the audited consolidated financial statements of the Borrower and its Subsidiaries for the Borrower's fiscal year ended September 30, 2003, audited consolidated financial statements of Tapco Holdings, Inc. and its Subsidiaries for the fiscal year ended October 31, 2003 and interim financial statements of the Borrower and Tapco Holdings, Inc. dated the end of the most recent fiscal quarter for which financial statements are available (or, in the event the Lenders' due diligence review reveals material changes since such financial statements, as of a later date within 45 days of the initial Credit Extension).

                  4.1.10 The Administrative Agent and the Lenders shall have received pro forma opening consolidated financial statements ("Pro Forma Opening Statements") giving effect to the Tapco Acquisition and financial statement projections ("Projections") of balance sheets, income statements and cash flow statements on a quarterly basis for the first year following the day of the initial Credit Extension and on an annual basis for each year thereafter until the fiscal year 2011, together with such information as the Administrative Agent and the Lenders may reasonably request to confirm the tax, legal, and business assumptions made in such Pro Forma Opening Statements and Projections, such Pro Forma Opening Statements and Projections demonstrating, in the reasonable judgment of the Administrative Agent and the Lenders, together with all other information then available to the Administrative Agent and the Lenders, that the Borrower and its Subsidiaries have the ability to repay their debts and satisfy the respective other obligations as and when due and to comply with Sections 6.21 through 6.25.

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

                  4.1.11 The Administrative Agent and the Lenders shall have received a certificate from the Chief Financial Officer of the Borrower and each Guarantor certifying that the Borrower and each Guarantor, as the case may be, is Solvent and will be Solvent subsequent to incurring the Indebtedness hereunder (including the Credit Extensions), will be able to pay its debts and liabilities as they become due and will not be left with unreasonably small capital with which to engage in its businesses.

                  4.1.12 The Administrative Agent shall have received evidence reasonably satisfactory to the Administrative Agent of (i) the consummation of the Tapco Acquisition concurrently with the initial Credit Extension strictly in accordance with the terms of the Tapco Acquisition Agreement, without any waiver or amendment not consented to by the Lenders of any term, provision or condition set forth therein and in compliance with all applicable laws and (ii) the payment of all principal, interest, fees and premiums, if any, on all (x) Indebtedness under the Existing Credit Agreement and (y) Indebtedness of Tapco, and, in each case, the agreement to release all Liens and the termination of the applicable agreements relating thereto, all taking effect concurrently with the effectiveness of this Agreement; provided, however, that any Existing Letters of Credit incorporated into and governed by the terms of this Agreement shall not be required to be terminated in connection with the termination of the Existing Credit Agreement and the agreements, documents, and instruments related thereto.

                  4.1.13 Such other documents as the Administrative Agent or its counsel may have reasonably requested, including, without limitation, those documents set forth in Exhibit G hereto.

                  4.1.14 The Lenders shall have completed a legal, environmental, tax, accounting and confirmatory business due diligence investigation of the Credit Parties and their respective Subsidiaries in scope, and with results, satisfactory to the Lenders.

                  4.1.15 The Lenders shall have received true and complete copies of the consolidated audited balance sheets of Tapco Holdings, Inc. and its Subsidiaries as of October 31, 2001, 2002 and 2003 and the related audited consolidated statements of income and members' equity and cash flow for the fiscal years ended October 31, 2001, 2002 and 2003 including the audit reports and notes thereto, in each case prepared in accordance with GAAP consistently applied throughout the periods covered thereby. Such financial statements shall fairly reflect in all material respects the financial position of Tapco Holdings, Inc. and the Subsidiaries on a consolidated basis as of the respective dates thereof and the results of operations and changes in members' equity and cash flow for the periods then ended.

                  4.1.16 The Lenders shall be satisfied with the corporate and legal structure and capitalization of each Credit Party and each of its Subsidiaries, including the terms and conditions of the charter, bylaws and each class of Equity Interest in each Credit Party and each Subsidiary and of each agreement or instrument relating to such structure or capitalization.

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                  4.1.17 (a) The Lenders shall be satisfied with the terms and conditions of the Second Lien Financing and the documentation with respect thereto and the Borrower shall have received at least $150 million in gross cash proceeds from the incurrence of the Second Lien Financing, and all such proceeds shall have been used or shall be used simultaneously with the initial Credit Extension by the Borrower to fund the Transaction and (b) the full amount of the Revolving Credit Commitments (minus any amount attributable to the Existing Letters of Credit) shall be available to be drawn under the Revolving Credit Facility after giving effect to all drawings on the Closing Date.

                  4.1.18 The Lead Arrangers shall be satisfied with the Borrower's arrangements to retain and compensate key employees of Tapco Holdings, Inc. and its Subsidiaries.

                  4.1.19 The Lenders shall be satisfied, and shall have received a certificate from the Chief Financial Officer of the Borrower certifying (based on stated assumptions as to the EBITDA of Tapco and its Subsidiaries), that (a) Consolidated EBITDA for the 12-month period ending as of the most recently ended fiscal quarter on a pro forma basis after giving effect to the Transaction, is no less than $190 million and (b) the Total Leverage Ratio (on a pro forma basis after giving effect to the Transaction) for such 12-month period, is no greater than 5.10:1.00.

                  4.1.20 The Borrower shall have paid all accrued fees of the Administrative Agent, the Lead Arrangers and the Lenders (including the fees and expenses of counsel for the Lead Arrangers and local counsel for the Lenders).

                  4.1.21 The credit facilities contemplated by the terms of this Agreement shall have received debt ratings from Moody's Investor Services, Inc. and Standard & Poor's Ratings Services, a division of the McGraw Hill Companies, Inc.

         4.2. Each Credit Extension. The Lenders shall not (except as otherwise set forth in Section 2.4.4 with respect to Revolving Loans extended for the purpose of repaying Swing Line Loans) be required to make any Credit Extension unless on the applicable Credit Extension Date:

                  4.2.1 There exists no Default or Unmatured Default and no Default or Unmatured Default would result from such Credit Extension or issuance or renewal of from the application of proceeds therefrom.

                  4.2.2 The representations and warranties contained in Article V are true and correct in all material respects as of such Credit Extension Date before and after giving effect to such Credit Extension or issuance or renewal and to the application of proceeds therefrom except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date.

         Each Borrowing Notice or Swing Line Borrowing Notice, as the case may be, or request for issuance of a Facility LC, with respect to each such Credit Extension shall constitute a representation and warranty by the Borrower that the conditions contained in Sections 4.2.1 and 4.2.2 have been satisfied. The Administrative Agent may require a duly completed compliance certificate in substantially the form of Exhibit B as a condition to making a Credit Extension.

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

                                   ARTICLE V
                         REPRESENTATIONS AND WARRANTIES

         The Borrower represents and warrants to each Lender and the Administrative Agent as of each of (i) the Closing Date, (ii) the date of the initial Credit Extension hereunder (if different from the Closing Date) and
(iii) each date as required by Section 4.2:

         5.1. Existence and Standing. Each of the Borrower and its Subsidiaries is a corporation, partnership (in the case of Subsidiaries only) or limited liability company (in the case of Subsidiaries only) duly and properly incorporated or organized, as the case may be, validly existing and (to the extent such concept applies to such entity) in good standing under the laws of its jurisdiction of incorporation or organization and has all requisite authority to conduct its business in each jurisdiction in which its business is conducted, except where the failure to do so could reasonably be expected to result in a Material Adverse Change.

         5.2. Authorization and Validity. The Borrower has the power and authority and legal right to execute and deliver the Transaction Documents to which it is a party and to perform its obligations thereunder. The execution and delivery by the Borrower of the Transaction Documents to which it is a party and the performance of its obligations thereunder have been duly authorized by proper proceedings, and the Transaction Documents to which the Borrower is a party constitute legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their terms, except as enforceability may be limited by (i) bankruptcy, insolvency, fraudulent conveyances, reorganization or similar laws relating to or affecting the enforcement of creditors' rights generally; (ii) general equitable principles (whether considered in a proceeding in equity or at law); and (iii) requirements of reasonableness, good faith and fair dealing.

         5.3. No Conflict; Government Consent. Neither the execution and delivery by the Borrower or its Subsidiaries, as applicable, of the Loan Documents to which such Person is a party, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof, nor the consummation of the Tapco Acquisition or the Refinancing will violate
(i) any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Borrower or any of its Subsidiaries or (ii) the Borrower's or any Subsidiary's articles or certificate of incorporation, partnership agreement, certificate of partnership, articles or certificate of organization, by-laws, or operating agreement or other management agreement, as the case may be, or (iii) the provisions of any indenture, instrument or agreement to which the Borrower or any of its Subsidiaries is a party or is subject, or by which it, or its Property, is bound, or conflict with, or constitute a default thereunder, or result in, or require, the creation or imposition of any Lien in, of or on the Property of the Borrower or a Subsidiary pursuant to the terms of, any such indenture, instrument or agreement, except as in the aggregate could not be reasonably likely to result in a Material Adverse Change. No order, consent, adjudication, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, or other action in respect of any governmental or public body or authority, or any subdivision thereof, which has not been obtained by the Borrower or any of its Subsidiaries, is required to be obtained by the Borrower or any of its Subsidiaries in connection with the execution and delivery of the Loan Documents, the borrowings under this Agreement, the payment and performance by the Borrower of the Obligations or the legality, validity, binding effect or enforceability of any of the Loan Documents, or the consummation of the Tapco Acquisition or the Refinancing except as in the aggregate cannot reasonably be expected to result in a Material Adverse Change.

         5.4. Financial Statements. (a) The September 30, 2003 audited consolidated financial statements of the Borrower and its Subsidiaries and the October 31, 2003 audited consolidated financial statements of Tapco Holdings, Inc. and its Subsidiaries heretofore delivered to the Administrative Agent and the Lenders were prepared in accordance with generally accepted accounting principles in effect on the date such statements were prepared and fairly present, in all material respects, the consolidated financial condition and operations of the Borrower and its Subsidiaries and Tapco Holdings, Inc. and its Subsidiaries, respectively, at such date and the consolidated results of their operations for the period then ended. The June 30, 2004 unaudited consolidated financial statements of the Borrower and its Subsidiaries and Tapco Holdings, Inc. and its Subsidiaries, respectively, heretofore delivered to the Administrative Agent and the Lenders, were prepared in accordance with generally accepted accounting principles in effect on the date such statements were prepared and fairly present, subject to year-end audit adjustments, in all material respects, the consolidated financial condition and operations of the Borrower and its Subsidiaries as at such date and the consolidated results of their operations for the period then ended.

                  (b) The consolidated pro forma balance sheet of the Borrower and its Subsidiaries as at June 30, 2004 and the related Consolidated pro forma statements of income and cash flows of the Borrower for the twelve months then ended, certified by the chief financial officer of the Borrower, copies of which have been furnished to each Lender Party, fairly present, subject to year-end audit adjustments, in all material respects the consolidated pro forma financial condition of the Borrower and its Subsidiaries as at such date and the Consolidated pro forma results of operations of the Borrower and its Subsidiaries for the period ended on such date, in each case giving effect to the Tapco Acquisition, all in accordance with generally accepted accounting principles.

         5.5. Material Adverse Change. Since September 30, 2003, there has been no Material Adverse Change and since October 31, 2003, there has been no material adverse change in the business, condition (financial or otherwise), operations, performance and properties of Tapco Holdings, Inc. and its Subsidiaries, taken as a whole.

         5.6. Taxes. The Borrower and its Subsidiaries have filed all United States federal tax returns, Utah state tax returns and, to the Borrower's best knowledge after due inquiry, all other tax returns which are required to be filed and have paid all taxes due pursuant to said returns or pursuant to any assessment received by the Borrower or any of its Subsidiaries, except in respect of such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided in accordance with Agreement Accounting Principles and as to which no Lien exists (except as permitted by Section 6.15.1), except as could not be reasonably expected to result in a Material Adverse Change. No Liens have been filed and no claims are being asserted with respect to such taxes. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of any taxes or other governmental charges are adequate under Agreement Accounting Principles.

         5.7. Litigation and Contingent Obligations. There is no litigation, arbitration, governmental investigation, proceeding or inquiry pending or, to the knowledge of any of their officers, threatened against or affecting the Borrower or any of its Subsidiaries which could reasonably be expected to result in a Material Adverse Change or affecting Tapco Holdings, Inc. and its Subsidiaries which could reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), operations, performance or properties of Tapco Holdings, Inc. and its subsidiaries taken as a whole, or which seeks to prevent, enjoin or delay the making of any Credit Extensions. Other than liabilities incident to any litigation, arbitration or proceeding which could not reasonably be expected to be in an aggregate amount in excess of $1,000,000 or as disclosed in Schedule 5.7, the Borrower has no material contingent obligations not provided for or disclosed in the financial statements referred to in Section 5.4.

         5.8. Subsidiaries. Schedule 5.8 contains an accurate list of all Subsidiaries of the Borrower as of the date of this Agreement, setting forth their respective jurisdictions of organization and the percentage of their respective capital stock or other ownership interests owned by the Borrower or other Subsidiaries. All of the issued and outstanding shares of capital stock or other ownership interests of such Subsidiaries have been (to the extent such concepts are relevant with respect to such ownership interests) duly authorized and issued and are fully paid and non-assessable and are owned by such Credit Party or one or more of its Subsidiaries free and clear of all Liens, except those created under the Collateral Documents and the second priority liens created under the Second Lien Collateral Documents.

         5.9. ERISA. The Unfunded Liabilities of all Single Employer Plans do not in the aggregate exceed $1,000,000. Neither the Borrower nor any other member of the Controlled Group has incurred, or is reasonably expected to incur, pursuant to Section 4201 of ERISA, any withdrawal liability to Multiemployer Plans an amount that would result in a Material Adverse Change. Each Plan complies in all material respects with all applicable requirements of law and regulations. No Reportable Event has occurred with respect to any Plan. Neither the Borrower nor any other member of the Controlled Group has withdrawn from any Multiemployer Plan or Multiple Employer Plan within the meaning of Title IV of ERISA or initiated steps to do so, and no steps have been taken to reorganize or terminate, within the meaning of Title IV of ERISA, any Multiemployer Plan. No steps have been taken to initiate the termination of any Plan, and the PBGC has not given notice that it intends to terminate any Plan.

         5.10. Accuracy of Information. (a) No Loan Document or written statement furnished by the Borrower or any of its Subsidiaries to the Administrative Agent or to any Lender in connection with the negotiation of, or compliance with, the Loan Documents contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statements contained therein not misleading.

                  (b) The consolidated forecasted financial statements of the Borrower and its Subsidiaries delivered to the Lenders pursuant to Section 6.1.7 were prepared in good faith on the basis of the assumptions stated therein, which assumptions were fair in light of the conditions existing at the time of delivery of such forecasts, and represented, at the time of delivery, the Borrower's reasonable estimate of its future financial performance.

         5.11. Regulation U. Neither the Borrower nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate of buying or carrying margin stock (as defined in Regulation U), and after applying the proceeds of each Credit Extension, margin stock (as defined in Regulation U) constitutes less than 25% of the value of those assets of the Borrower and its Subsidiaries which are subject to any limitation on sale, pledge, or any other restriction hereunder.

         5.12. Material Agreements. Neither the Borrower nor any Subsidiary is a party to any agreement or instrument or subject to any charter or other corporate restriction which could reasonably be expected to result in a Material Adverse Change. Neither the Borrower nor any Subsidiary is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any (i) agreement or instrument to which it is a party, which default could reasonably be expected to result in a Material Adverse Change or (ii) any agreement or instrument evidencing or governing Indebtedness.

         5.13. Compliance with Laws. The Borrower and its Subsidiaries have complied with all applicable statutes, rules, regulations, orders and restrictions of any domestic or foreign government or any instrumentality or agency thereof having jurisdiction over the conduct of their respective businesses or the ownership of their respective Property, except as cannot reasonably be expected to result in a Material Adverse Change.

         5.14. Ownership of Properties. (a)(i) Set forth on Schedule 5.14(a)(i) hereto is a complete and accurate list of all Owned Real Property as of the date hereof, showing as of the date hereof the street address, county or other relevant jurisdiction, state, record owner and book and book value thereof; (ii) set forth on Schedule 5.14(a)(ii) hereto is a complete and accurate list of all Real Property Leases as of the date hereof, showing the street address or other information sufficient to identify the location of the affected real property, state, lessor, lessee, expiration date and annual rental cost thereof; and (iii) set forth on Schedule 5.14(a)(iii) hereto is a complete and accurate list of all Tenant Leases as of the date hereof, showing the street address or other information sufficient to identify the location of the affected real property, state, lessor, lessee, expiration date and annual rental cost thereof.

                  (b) (i) The Borrower and its Subsidiaries have good, marketable and insurable fee simple title to, or a valid leasehold interest in, to all of the Owned Real Property listed on Schedule 5.14(a)(i) hereto and all of the Leased Real Property listed on Schedule 5.14(a)(ii) hereto, free and clear of all Liens, other than Liens created or permitted by the Loan Documents, including, without limitation, such items that will constitute Permitted Encumbrances and Liens set forth on Schedule 6.15, (ii) each Real Property Lease and Real Property Sublease is the legal, valid and binding obligation of the Borrower or its applicable Subsidiary party thereto, enforceable in accordance with its terms against the Borrower or Subsidiary and (iii) the Real Property Collateral set forth on Schedule 5.14(b)(iii) hereto comprises all of the Owned Real Properties as of the date hereof required to be subject to a Mortgage pursuant to the Existing Credit Agreement, or acquired subsequent to the date thereof (after giving effect to the Acquisition), other than the property located at 32906-32808 Riverwood St, Magnolia, Texas 77354 and any properties acquired in connection with the Tapco Acquisition with a net book value of less than $200,000.

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

         5.15. Plan Assets; Prohibited Transactions. The Borrower is not an entity deemed to hold "plan assets" within the meaning of 29 C.F.R. ss. 2510.3-101 of an employee benefit plan (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA or any plan (within the meaning of Section 4975 of the Code), and neither the execution of this Agreement nor the making of Loans hereunder gives rise to a prohibited transaction within the meaning of
Section 406 of ERISA or Section 4975 of the Code.

         5.16. Environmental Matters. In the ordinary course of its business, the officers of the Borrower consider the effect of Environmental Laws on the business of the Borrower and its Subsidiaries, in the course of which they identify and evaluate potential risks and liabilities accruing to the Borrower due to Environmental Laws. On the basis of this consideration, the Borrower has concluded that Environmental Laws are not reasonably expected to result in a Material Adverse Change. Neither the Borrower nor any Subsidiary has received any notice to the effect that its operations are not in material compliance with any of the requirements of applicable Environmental Laws or are the subject of any federal or state investigation evaluating whether any remedial action is needed to respond to a release of any toxic or hazardous waste or substance into the environment, which non-compliance or remedial action could reasonably be expected to result in a Material Adverse Change.

         5.17. Investment Company Act. Neither the Borrower nor any Subsidiary is an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

         5.18. Public Utility Holding Company Act. The Borrower is not a "holding company" as such term is defined in the Public Utility Holding Company Act of 1935, as amended.

         5.19. Insurance. The Borrower maintains, and has caused each Subsidiary to maintain, with financially sound and reputable insurance companies insurance on all their Property in such amounts, subject to such deductibles and self-insurance retentions and covering such properties and risks as is consistent with sound business practice.

         5.20. No Default or Unmatured Default. No Default or Unmatured Default has occurred and is continuing.

         5.21. SDN List Designation. Neither the Borrower nor any of its Subsidiaries or Affiliates is a country, individual or entity named on the Specifically Designated National and Blocked Persons (SDN) list issued by the Office of Foreign Asset Control of the Department of the Treasury of the United States of America.

         5.22. Solvency. Each Credit Party is, individually and together with its Subsidiaries, Solvent.

         5.23. Senior Indebtedness. The Obligations of the Borrower under the Loan Documents constitute "Senior Indebtedness" and "Designated Senior Indebtedness" (each as defined in the Convertible Notes Indenture) for all purposes under the Convertible Notes Indenture.

                                   ARTICLE VI
                                    COVENANTS

         During the term of this Agreement, unless the Required Lenders shall otherwise consent in writing:

         6.1. Financial Reporting. The Borrower will maintain, for itself and each Subsidiary, a system of accounting established and administered in accordance with generally accepted accounting principles, and furnish to the
Lenders:

                  6.1.1 Upon the earlier to occur of (i) the date required by law or regulation for the following to be filed with a government body and (ii) the date that is 90 days after the close of each of its fiscal years, financial statements prepared in accordance with generally accepted accounting principles as in effect in the United States from time to time on a consolidated basis for itself and its Subsidiaries, including balance sheets as of the end of such period, statements of income and statements of cash flows, accompanied by (a) an audit report, unqualified as to scope, of a nationally recognized firm of independent public accountants or other independent public accountants reasonably acceptable to the Required Lenders; (b) any management letter prepared by said accountants and (c) a certificate of said accountants that, in the course of their examination necessary for their certification of the foregoing, they have obtained no knowledge of any Default or Unmatured Default under Sections 6.21, 6.22 or 6.23, or if, in the opinion of such accountants, any such Default or Unmatured Default shall exist, stating the nature and status thereof.

                  6.1.2 Upon the earlier to occur of (i) the date required by law or regulation for the following to be filed with a government body and (ii) the date that is 45 days after the close of the first three quarterly periods of each of its fiscal years, for itself and its Subsidiaries, consolidated unaudited balance sheets as at the close of each such period, consolidated statements of income, and a consolidated statement of cash flows for the period from the beginning of such fiscal year to the end of such quarter, all certified as to fairness of presentation, compliance with generally accepted accounting principles as in effect in the United States from time to time and consistency by its chief financial officer or treasurer.

                  6.1.3 Together with the financial statements required under Sections 6.1.1 and 6.1.2, a compliance certificate in substantially the form of Exhibit B signed by its chief financial officer or treasurer showing the calculations necessary to determine compliance with this Agreement, an officer's certificate in substantially the form of Exhibit F stating that no Default or Unmatured Default exists, or if any Default or Unmatured Default exists, stating the nature and status thereof, and a certificate executed and delivered by the chief executive officer or chief financial officer stating that the Borrower and each of its principal officers are in compliance with all requirements of Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 and all rules and regulations related thereto.

                  6.1.4 Within 270 days after the close of each fiscal year of the Borrower, a copy of the actuarial report showing the Unfunded Liabilities of each Single Employer Plan as of the valuation date occurring in such fiscal year, certified by an actuary enrolled under ERISA, if applicable.

                  6.1.5 As soon as possible and in any event within 10 days after the Borrower knows that any Reportable Event has occurred with respect to any Plan, a statement, signed by the chief financial officer or treasurer of the Borrower, describing said Reportable Event and the action which the Borrower or any member of the Controlled Group proposes to take with respect thereto.

                  6.1.6 As soon as possible and in any event within 10 days after receipt by the Borrower, a copy of (a) any notice or claim to the effect that the Borrower or any of its Subsidiaries is or may be liable to any Person as a result of the release by the Borrower, any of its Subsidiaries, or any other Person of any toxic or hazardous waste or substance into the environment, and (b) any notice alleging any violation of any federal, state or local environmental, health or safety law or regulation by the Borrower or any of its Subsidiaries, which, in either case, could reasonably be expected to result in a Material Adverse Change.

                  6.1.7 As soon as practicable, and in any event within 45 days after the beginning of each fiscal year of the Borrower, a copy of the plan and forecast (including a projected consolidated balance sheet, income statement and cash flow statement) of the Borrower for such fiscal year.

                  6.1.8 As soon as possible, and in any event within 15 days after the occurrence thereof, a reasonably detailed notification to the Administrative Agent and its counsel of any change in the jurisdiction of organization of the Borrower or any Guarantor.

                  6.1.9 (a) By no later than such date as the Administrative Agent may from time to time specify, such valuations and appraisals (all costs and expenses with respect to which shall be for the account of the Borrower) as the Administrative Agent may require with respect to the value of the Real Property Collateral; provided that, so long as no Default has occurred and is continuing, no such valuations and appraisals shall be required more than once with respect to any individual Owned Real Property and (b) As soon as available and in any event within 30 days after the end of each fiscal year of the Borrower, a report supplementing Schedules 5.14(a)(i), 5.14(a)(ii), 5.14(a)(iii), 5.14(b)(iii) and 5.14(b)(iv) hereto, including an identification of all Real Property disposed of by any Credit Party during such fiscal year in accordance with the terms of this Agreement, a list and description (including the street address, country or other relevant jurisdiction, state, record owner, book value thereof and, in the case of leases or property, lessor, lessee, expiration date and annual rental cost hereof) of all Real Property acquired or for which leases were entered into during such fiscal year and, as to all such Schedules, a description of such other changes in the information included in such Schedule as may be necessary for such Schedule to be accurate and complete.

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

                  6.1.10 Promptly after the commencement thereof, notice of all actions, suits, investigations, litigation and proceedings before any Governmental Authority affecting any Credit Party or any of its Subsidiaries of the type described in Section 5.7.

                  6.1.11 Promptly after the sending or filing thereof, copies of all proxy statements, financial statements and reports that any Credit Party or any of its Subsidiaries sends to its stockholders, and copies of all regular, periodic and special reports, and all registration statements, that any Credit Party or any of its Subsidiaries files with the Securities and Exchange Commission or any governmental authority that may be substituted therefor, or with any national securities exchange.

                  6.1.12 As soon as available and in any event within 30 days after the end of each fiscal year, a report summarizing the insurance coverage (specifying type, amount and carrier) in effect for each Credit Party and its Subsidiaries and containing such additional information as any Agent, or any Lender through the Administrative Agent, may reasonably specify.

                  6.1.13 Such other information (including non-financial information) as the Administrative Agent or any Lender may from time to time reasonably request.

         If any information which is required to be furnished to the Lenders under this Section 6.1 is required by law or regulation to be filed by the Borrower with a government body on an earlier date, then the information required hereunder shall be furnished to the Lenders at such earlier date.

         6.2. Use of Proceeds. The Borrower will, and will cause each Subsidiary to, use the (i) proceeds of the Term B Loans solely for the Refinancing, repaying the Indebtedness of Tapco and to finance the Tapco Acquisition, in each case, including payment of the costs, fees and expenses incurred by the Borrower and its Subsidiaries in connection therewith and (ii) the proceeds of the Revolving Loans for general corporate purposes, including, without limitation, for working capital and Permitted Acquisitions. The Borrower shall use the proceeds of Credit Extensions in compliance with all applicable legal and regulatory requirements and any such use shall not result in a violation of any such requirements, including, without limitation, Regulation U and X, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder.

         6.3. Notice of Default. Within three (3) Business Days after an Authorized Officer becomes aware thereof, the Borrower will, and will cause each Subsidiary to, give notice in writing to the Lenders of the occurrence (i) of any Default or Unmatured Default and (ii) of any other development, financial or otherwise, which (solely with respect to this clause (ii)) could reasonably be expected to result in a Material Adverse Change.

         6.4. Conduct of Business. Except as a result of Acquisitions permitted under Section 6.13, the Borrower will, and will cause each Subsidiary to, carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted and do all things necessary to remain duly incorporated or organized, validly existing

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and (to the extent such concept applies to such entity) in good standing as a domestic corporation, partnership or limited liability company in its jurisdiction of incorporation or organization, as the case may be, as in effect on the Closing Date, and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted.

         6.5. Taxes. The Borrower will, and will cause each Subsidiary to, timely file complete and correct United States federal and applicable foreign, state and local tax returns required by law and pay when due all taxes, assessments and governmental charges and levies upon it or its income, profits or Property, except those which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been set aside in accordance with Agreement Accounting Principles; provided, however, that it shall not be a Default or Unmatured Default under this Section 6.5 if all such failures in the aggregate do not result in a Material Adverse Change.

         6.6. Insurance. The Borrower will, and will cause each Subsidiary to, maintain with financially sound and reputable insurance companies insurance on all their Property in such amounts, subject to such deductibles and self-insurance retentions, and covering such risks as is consistent with sound business practice, and the Borrower will furnish to any Lender upon request full information as to the insurance carried. The Borrower shall deliver to the Collateral Agent endorsements in form and substance reasonably acceptable to the Collateral Agent (x) to all "All Risk" physical damage insurance policies on all of the Borrower's and its Subsidiaries' tangible real and personal property and assets and business interruption insurance policies naming the Collateral Agent as loss payee and (y) to all general liability and other liability policies naming the Collateral Agent as an additional insured. Each such policy shall in addition (i) contain the agreement by the insurer that any loss thereunder that exceeds $500,000 shall be payable to the Collateral Agent notwithstanding any action, inaction or breach of representation or warranty by such Grantor, (ii) provide that there shall be no recourse against the Collateral Agent for payment of premiums or other amounts with respect thereto and (iii) provide that at least 10 days prior written notice of cancellation or of lapse shall be given to the Collateral Agent by the insurer. Reimbursement under any liability insurance maintained by any Grantor pursuant to this Section 6.6 may be paid directly to the Person who shall have incurred liability covered by such insurance. In the event the Borrower or any of its Subsidiaries at any time or times hereafter shall fail to obtain or maintain any of the policies or insurance required herein or to pay any premium in whole or in part relating thereto, then the Collateral Agent, without waiving or releasing any obligations or resulting Default hereunder, may at any time or times thereafter (but shall be under no obligation to do so) obtain and maintain such policies of insurance and pay such premiums and take any other action with respect thereto which the Collateral Agent deems advisable. All sums so disbursed by the Collateral Agent shall constitute part of the Obligations, payable as provided in this Agreement.

         6.7. Compliance with Laws. (a) The Borrower will, and will cause each Subsidiary to, comply in all material respects with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject including, without limitation, all Environmental Laws, ERISA and Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002; provided, however, that it shall not be a Default or Unmatured Default under this Section 6.7(a) if all such failures in the aggregate do not result in a Material Adverse Change.

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                  (b) The Borrower will, and will cause each Subsidiary and all lessees and other Persons operating or occupying its properties to, comply with all applicable Environmental Laws and Environmental Permits; obtain and renew, and cause each of its Subsidiaries to obtain and renew, all Environmental Permits necessary for its operations and properties; and conduct, and cause each of its Subsidiaries to conduct, any investigation, study, sampling and testing, and undertake any cleanup, removal, remedial or other action necessary to remove and clean up all Hazardous Materials from any of its properties, in accordance with the requirements of all Environmental Laws; provided, however, that neither the Borrower nor any of its Subsidiaries shall be required to undertake any such cleanup, removal, remedial or other action to the extent that its obligation to do so is being contested in good faith and by proper proceedings and appropriate reserves are being maintained with respect to such circumstances; provided, further, that it shall not be a Default or Unmatured Default under this Section 6.7(b) if all such failures in the aggregate do not result in a Material Adverse Change.

         6.8. Maintenance of Properties. Subject to Section 6.12, the Borrower will, and will cause each Subsidiary to, do all things reasonably necessary to maintain, preserve, protect and keep its Property used in the operation of its business in good repair, working order and condition, (ordinary wear and tear excepted), and make all necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times.

         6.9. Inspection; Keeping of Books and Records. The Borrower will, and will cause each Subsidiary to, permit the Administrative Agent and the Lenders, by their respective representatives and agents, at the Borrower's expense, to inspect any of the Property, including, without limitation, the Collateral, books and financial records of the Borrower and each Subsidiary, to examine and make copies of the books of accounts and other financial records of the Borrower and each Subsidiary, and to discuss the affairs, finances and accounts of the Borrower and each Subsidiary with, and to be advised as to the same by, their respective officers at such reasonable times and intervals (and, so long as no Default has occurred and is continuing, upon the provision of reasonable notice to the Borrower) as the Administrative Agent or any Lender may designate. The Borrower shall keep and maintain, and cause each of its Subsidiaries to keep and maintain, in all material respects, proper books of record and account in which entries in conformity with Agreement Accounting Principles shall be made of all dealings and transactions in relation to their respective businesses and activities. Notwithstanding the foregoing, so long as no Default or Unmatured Default has occurred and is continuing, the Borrower shall not be obligated to reimburse any costs in connection with its obligations under this Section 6.9, other than fees and expenses not in excess of $20,000 payable to the Administrative Agent in connection with not more than one inspection per calendar year.

         6.10. Restricted Payments. The Borrower will not, nor will it permit any Subsidiary to, make any Restricted Payment (other than dividends payable in its own capital stock) except that, (i) any Subsidiary may declare and pay dividends or make distributions to the Borrower or to a Guarantor and (ii) so long as no Default or Unmatured Default exists at the time thereof or would arise after giving effect thereto, the Borrower may make Restricted Payments pursuant to any of the Borrower Incentive Plans or those Restricted Payments set forth in Schedule 6.10.

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         6.11. Merger or Dissolution. The Borrower will not, nor will it permit any Subsidiary to, merge or consolidate with or into any other Person or dissolve, except that:

                  6.11.1 A Guarantor may merge into (x) the Borrower or (y) a Wholly-Owned Subsidiary that is a Guarantor or becomes a Guarantor promptly upon the completion of the applicable merger or consolidation.

                  6.11.2 A Subsidiary may merge into (x) the Borrower or (y) a Wholly-Owned Subsidiary that is a Guarantor or becomes a Guarantor promptly upon the completion of the applicable merger or consolidation.

                  6.11.3 The Borrower or any Subsidiary may consummate any merger or consolidation in connection with any Permitted Acquisition, provided, that the Person formed by such merger or consolidation shall be the Borrower or a Guarantor.

                  6.11.4 The Borrower may dissolve any Subsidiary other than a Guarantor that the Borrower reasonably determines that in good faith is no longer necessary for the operation of its business.

         6.12. Sale of Assets. The Borrower will not, nor will it permit any Subsidiary to, lease, sell or otherwise dispose of its Property (other than cash or Cash Equivalent Investments) to any other Person, except:

         6.12.1 Sales of Property in the ordinary course of business and the granting of any option or other right to purchase, lease or otherwise, but excluding Property (other than fixtures and personal Property) subject to a Lien under a Mortgage.

                  6.12.2 A disposition or transfer of Property by a Subsidiary to the Borrower or a Guarantor, by the Borrower to a Guarantor, or by a Guarantor to another Guarantor or to the Borrower; provided that such a disposition or transfer of any Property that constitutes Collateral may only be made to the Borrower or any Guarantor that is a party to the Pledge and Security Agreement.

                  6.12.3 A disposition of obsolete Property, Property no longer used in the business of the Borrower or its Subsidiaries or other assets in the ordinary course of business of the Borrower or any Subsidiary, but excluding in each case Property (other than fixtures and personal Property) subject to a Lien under a Mortgage.

                  6.12.4 A sale or grant of licenses of intellectual property entered into in the ordinary course of business.

                  6.12.5 Leases, sales or other dispositions of its Property that, together with all other Property of the Borrower and its Subsidiaries previously leased, sold or disposed of (other than dispositions otherwise permitted by this Section 6.12) as permitted by this Section during any fiscal year of the Borrower do not exceed one percent (1%) of Consolidated Total Assets in the aggregate.

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         6.13. Investments and Acquisitions. The Borrower will not, nor will it permit any Subsidiary to, make or suffer to exist any Investments (including without limitation, loans and advances to, and other Investments in, Subsidiaries), or commitments therefor, or to create any Subsidiary or to become or remain a partner in any partnership or joint venture, or to make any Acquisition of any Person, except:

                  6.13.1 Cash Equivalent Investments and other Investments in existence on the date hereof and described in Schedule 6.13(A).

                  6.13.2 Investments in Subsidiaries which are Guarantors.

                  6.13.3 Acquisitions meeting the following requirements or otherwise approved by the Required Lenders (each such Acquisition constituting a "Permitted Acquisition"):

         (i) as of the date of the consummation of such Acquisition, no Default or Unmatured Default shall have occurred and be continuing or would result from such Acquisition, and the representation and warranty contained in Section 5.11 shall be true both before and after giving effect to such Acquisition;

         (ii) such Acquisition is consummated on a non-hostile basis pursuant to a negotiated acquisition agreement approved by the board of directors or other applicable governing body of the seller or entity to be acquired, and no material challenge to such Acquisition (excluding the exercise of appraisal rights) shall be pending or threatened by any shareholder or director of the seller or entity to be acquired;

         (iii) the business to be acquired in such Acquisition is similar or related to one or more of the lines of business in which the Borrower and its Subsidiaries are engaged on the Closing Date;

         (iv) as of the date of the consummation of such Acquisition, all material governmental and corporate approvals required in connection therewith shall have been obtained;

         (v) (a) such Acquisition is the Permitted Alternative Fuel Acquisition or (b) (1) the Purchase Price for each such Acquisition (other than a Permitted Fuel Acquisition) payable in cash shall not exceed $30,000,000 and, together with the Purchase Price payable in cash for all other Permitted Acquisitions, shall not exceed an amount equal to $50,000,000 and (2) the Purchase Price for each such Acquisition (other than the Permitted Alternative Fuel Acquisition) not payable in cash (other than equity issuances by the Borrower), together with the Purchase Price not payable in cash (other than equity issuances by the Borrower) for all other Permitted Acquisitions, shall not exceed an amount equal to $20,000,000 (as determined by reference to the underlying documents for such transaction, as long as such documents shall be the product of an arm's length basis and entered into in good faith), provided that (x) the limitations on Acquisitions set forth in this subclause (b) shall not apply to any Acquisition if the Total Leverage Ratio after giving pro forma effect to such Acquisition is less than or equal to 3.50:1.00 and (y)

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

                  any Acquisition consummated during a period when the Total Leverage Ratio, after giving pro forma effect to such Acquisition, was less than or equal to 3.50:1.00 shall be disregarded for purposes of determining compliance with this subclause (b); and

         (vi) prior to the consummation of such Permitted Acquisition, the Borrower shall have delivered to the Administrative Agent a pro forma consolidated balance sheet, income statement and cash flow statement of the Borrower and its Subsidiaries (the "Acquisition Pro Forma"), based on the Borrower's most recent financial statements delivered pursuant to Section 6.1.1 and using historical financial statements for the acquired entity provided by the seller(s) or which shall be complete and shall fairly present, in all material respects, the financial condition and results of operations and cash flows of the Borrower and its Subsidiaries in accordance with Agreement Accounting Principles, but taking into account such Permitted Acquisition and the funding of all Indebtedness in connection therewith, and such Acquisition Pro Forma shall reflect that, on a pro forma basis, the Borrower would have been in compliance with the financial covenants set forth in Sections 6.21, 6.22 and 6.23 for the four fiscal quarter period reflected in the compliance certificate most recently delivered to the Administrative Agent pursuant to Section
                  6.1.3 prior to the consummation of such Permitted Acquisition (giving effect to such Permitted Acquisition and all Indebtedness funded in connection therewith as if made on the first day of such period).

                  6.13.4 Investments in entities in which the Borrower or any Subsidiary owns less than 100% of the issued and outstanding equity interests thereof, including the Investments described in Schedule 6.13(B), provided that Investments made after the date of this Agreement do not exceed, over the term of this Agreement, an amount equal to $10 million plus an aggregate amount equal to 2% of Consolidated EBITDA for each twelve month period following the Closing Date (the "Minority Investment Base Amount"); provided further that if the aggregate amount of such Investments actually made in any one fiscal year of the Borrower are actually less than the Minority Investment Base Amount (the difference being the "Shortfall Amount"), then, so long as no Default or Unmatured Default has occurred and is continuing, the permitted amount of such Investments during the immediately succeeding fiscal year only shall be an amount equal to the Minority Investment Base Amount plus the Shortfall Amount.

                  6.13.5 Creation of or Investment in a Subsidiary that is or becomes immediately following such creation or Investment a Guarantor.

                  6.13.6 the Tapco Acquisition

         6.14. Indebtedness. The Borrower will not, nor will it permit any Subsidiary to, create, incur or suffer to exist any Indebtedness, except:

                  6.14.1 The Secured Obligations.

                  6.14.2 Indebtedness existing on the date hereof and described in Schedule 6.14 (and renewals, refinancings or extensions thereof on terms and conditions no less favorable to the applicable obligor than

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         such existing Indebtedness and in a principal amount not in excess of that outstanding as of the date of such renewal, refinancing or extension).

                  6.14.3 To the extent approved by the Administrative Agent, Indebtedness arising under Rate Management Transactions.

                  6.14.4 Secured or unsecured purchase money Indebtedness (excluding Capitalized Leases) incurred by the Borrower or any of its Subsidiaries after the Closing Date to finance the acquisition of assets used in its business, if (1) the total of all such Indebtedness for the Borrower and its Subsidiaries taken together incurred on or after the Closing Date shall not exceed an aggregate principal amount of $1,000,000 at any one time outstanding, (2) such Indebtedness when incurred shall not exceed the purchase price of the asset(s) financed,
         (3) no such Indebtedness shall be refinanced for a principal amount in excess of the principal balance outstanding thereon at the time of such refinancing, and (4) any Lien securing such Indebtedness is permitted under Section 6.15 (such Indebtedness being referred to herein as "Permitted Purchase Money Indebtedness").

                  6.14.5 Indebtedness arising from intercompany loans and advances (i) made by any Subsidiary to the Borrower or any Domestic Subsidiary or (ii) made by the Borrower to any Guarantor; provided that
         (a) the Borrower agrees that all such Indebtedness shall be expressly subordinated to the Secured Obligations pursuant to subordination provisions set forth in Schedule 6.14(B).

                  6.14.6 Guaranty obligations of the Borrower of any Indebtedness of any Subsidiary permitted under this Section 6.14.

                  6.14.7 Guaranty obligations of any Guarantor with respect to any Indebtedness of the Borrower or any other Subsidiary permitted under this Section 6.14.

                  6.14.8 Permitted Indebtedness.

                  6.14.9 Indebtedness of the Borrower and its Subsidiaries constituting Capitalized Lease Obligations in an aggregate principal amount not exceeding $10,000,000 at any time outstanding.

                  6.14.10 Indebtedness in respect of take or pay contracts entered into by the Borrower and its Subsidiaries in the ordinary course of business and consistent with past practices.

                  6.14.11 Additional unsecured Indebtedness of the Borrower or any Subsidiary, to the extent not otherwise permitted under this
         Section 6.14; provided, however, that the aggregate principal amount of such Indebtedness shall not exceed $5,000,000 at any time outstanding.

                  6.14.12 Indebtedness incurred under the Second Lien Credit Agreement and the related loan documents.

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         6.15. Liens. The Borrower will not, nor will it permit any Subsidiary to, create, incur, or suffer to exist any Lien in, of or on the Property of the Borrower or any of its Subsidiaries, except:

                  6.15.1 Liens securing Secured Obligations.

                  6.15.2 Liens for taxes, assessments or governmental charges or levies on its Property if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings and for which adequate reserves in accordance with Agreement Accounting Principles shall have been set aside on its books, unless and until any Lien resulting therefrom attaches to its Property or becomes enforceable against its other creditors.

                  6.15.3 Liens imposed by law, such as landlords', wage earners', carriers', warehousemen's and mechanics' liens and other similar liens arising in the ordinary course of business which (a) secure payment of obligations not more than 60 days past due, (b) are being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with Agreement Accounting Principles shall have been set aside on its books, or (c) individually or together with all other Liens permitted to this Section 6.15 outstanding on any date of determination do not materially adversely affect the use of the Property to which they relate.

                  6.15.4 Liens arising out of pledges or deposits under worker's compensation laws, unemployment insurance, old age pensions, or other social security or retirement benefits, or similar legislation.

                  6.15.5 Liens existing on the Closing Date and described in
         Schedule 6.15.

                  6.15.6 Deposits securing liability to insurance carriers under insurance or self-insurance arrangements.

                  6.15.7 Deposits to secure the performance of bids, trade or supply contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business.

                  6.15.8 Easements, reservations, rights-of-way, restrictions, survey exceptions and other similar encumbrances as to real property of the Borrower and its Subsidiaries which customarily exist on properties of corporations engaged in similar activities and similarly situated and which (a) were not incurred in connection with and do not secure indebtedness (except as expressly permitted by this Section 6.15), (b) do not render title to the property encumbered thereby unmarketable, and (c) do not materially interfere with the conduct of the business of the Borrower or such Subsidiary conducted at the property subject thereto.

                  6.15.9 Purchase money Liens securing Permitted Purchase Money Indebtedness (as defined in Section 6.14); provided, that such Liens

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         shall not apply to any property of the Borrower or its Subsidiaries other than that purchased with the proceeds of such Permitted Purchase Money Indebtedness.

                  6.15.10 Liens existing on any asset of any Subsidiary of the Borrower at the time such Subsidiary becomes a Subsidiary and not created in contemplation of such event.

                  6.15.11 Liens on any asset securing Indebtedness incurred or assumed for the purpose of financing or refinancing all or any part of the cost of acquiring or constructing such asset; provided that such Lien attaches to such asset concurrently with or within eighteen (18) months after the acquisition or completion or construction thereof.

                  6.15.12 Liens existing on any asset of any Subsidiary of the Borrower at the time such Subsidiary is merged or consolidated with or into the Borrower or any Subsidiary and not created in contemplation of such event.

                  6.15.13 Liens existing on any asset prior to the acquisition thereof by the Borrower or any Subsidiary and not created in contemplation thereof; provided that such Liens do not encumber any other property or assets.

                  6.15.14 Liens in respect of judgments that do not otherwise cause a Default under this Agreement.

                  6.15.15 Liens arising under the Second Lien Collateral Documents.

                  6.15.16 Liens arising out of the refinancing, extension, renewal or refunding of any Indebtedness secured by any Lien permitted under Sections 6.15.11 through 6.15.16; provided that (a) such Indebtedness is not secured by any additional assets and (b) the amount of such Indebtedness secured by any such Lien is not increased.

                  6.15.17 So long as no Default or Unmatured Default has occurred and is continuing, or would result therefrom, Liens on the accounts referred to in clause (iv) of the definition of "Exempt Property" and on refundable cash earnest money deposits made in connection with Permitted Acquisitions or other purchases of assets used in its business otherwise permitted under this Agreement, in an aggregate amount not to exceed 25% of the purchase price of such Property.

                  6.15.18 Other Liens securing Indebtedness in an aggregate amount not to exceed am amount equal to 5% of Consolidated Tangible Assets at any time outstanding.

         In addition, neither the Borrower nor any of its Subsidiaries shall become a party to any agreement, note, indenture or other instrument, or take any other action, which would prohibit the creation of a Lien on any of its Properties or other assets in favor of the Administrative Agent for the benefit of the Holders of Secured Obligations; provided, further, that any agreement, note, indenture or other instrument in connection with purchase money Indebtedness (including Capitalized Leases) for which the related Liens are permitted hereunder may prohibit the creation of a Lien in favor of the Administrative Agent for the benefit of the Holders of Secured Obligations, with respect to the assets or Property obtained with the proceeds of such Indebtedness.

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         6.16. Affiliates. The Borrower will not, and will not permit any
Subsidiary to, enter into any transaction (including, without limitation, the purchase or sale of any Property or service) with, or make any payment or transfer to, any Affiliate (other than the Borrower and the other Credit Parties) except in the ordinary course of business and pursuant to the reasonable requirements of the Borrower's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Borrower or such Subsidiary than the Borrower or such Subsidiary would obtain in a comparable arm's-length transaction.

         6.17. Financial Contracts. Within 90 days following the Closing Date, the Borrower shall enter into Rate Management Transactions covering a notional amount of not less than $300 million and providing for the counterparties thereto to make payments thereunder for a period of no less than three years to the extent that the Eurodollar Base Rate exceeds 5% for an interest period of one month. Except to the extent set forth in the preceding sentence, the Borrower will not, nor will it permit any Subsidiary to, enter into or remain liable upon any Rate Management Transactions except for those entered into in the ordinary course of business for bona fide hedging purposes and not for speculative purposes.

         6.18. Subsidiary Covenants. The Borrower will not, and will not permit any Subsidiary to, create or otherwise cause to become effective any consensual encumbrance or restriction of any kind on the ability of any Subsidiary (i) to pay dividends or make any other distribution on its stock, (ii) to pay any Indebtedness or other obligation owed to the Borrower or any other Subsidiary,
(iii) to make loans or advances or other Investments in the Borrower or any other Subsidiary, or (iv) to sell, transfer or otherwise convey any of its property to the Borrower or any other Subsidiary.

         6.19. Contingent Obligations. The Borrower will not, nor will it permit any Subsidiary to, make or suffer to exist any Contingent Obligation (including, without limitation, any Contingent Obligation with respect to the obligations of a Subsidiary), except (i) the Reimbursement Obligations, (ii) any guaranty of the Secured Obligations, (iii) any guaranty pursuant to any of the Subordinated Indebtedness Documents and (iv) any guaranty of any Indebtedness permitted by
Section 6.14.

         6.20. Subordinated Indebtedness and Amendments to Subordinated Indebtedness Documents. The Borrower will not, and will not permit any Subsidiary to, directly or indirectly voluntarily prepay, defease or in substance defease, purchase, redeem, retire or otherwise acquire, any Subordinated Indebtedness or the Indebtedness from time to time outstanding under the Subordinated Indebtedness Documents. Furthermore, the Borrower will not, and will not permit any Subsidiary to, amend the other Subordinated Indebtedness Documents or any document, agreement or instrument evidencing any Indebtedness incurred pursuant to the Subordinated Indebtedness Documents (or any replacements, substitutions, extensions or renewals thereof) or pursuant to which such Indebtedness is issued where such amendment, modification or supplement provides for the following or which has any of the following effects:

                  (i) increases the overall principal amount of any such Indebtedness or increases the amount of any single scheduled installment of principal or interest;

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                  (ii) shortens or accelerates the date upon which any
         installment of principal or interest becomes due or adds any additional mandatory redemption provisions;

                  (iii) shortens the final maturity date of such Indebtedness or otherwise accelerates the amortization schedule with respect to such Indebtedness;

                  (iv) increases the rate of interest accruing on such Indebtedness;

                  (v) provides for the payment of additional fees or increases existing fees;

                  (vi) amends or modifies any financial or negative covenant (or covenant which prohibits or restricts the Borrower or any of its Subsidiaries from taking certain actions) in a manner which is more onerous or more restrictive in any material respect to the Borrower or such Subsidiary or which is otherwise materially adverse to the Borrower, its Subsidiaries and/or the Lenders or, in the case of any such covenant, which places material additional restrictions on the Borrower or such Subsidiary or which requires the Borrower or such Subsidiary to comply with more restrictive financial ratios or which requires the Borrower to better its financial performance, in each case from that set forth in the existing applicable covenants in the Subordinated Indebtedness Documents or the applicable covenants in this Agreement; or

                  (vii) amends, modifies or adds any affirmative covenant in a manner which (a) when taken as a whole, is materially adverse to the Borrower, its Subsidiaries and/or the Lenders or (b) is more onerous than the existing applicable covenant in the Subordinated Indebtedness Documents or the applicable covenant in this Agreement.

         6.21. Leverage Ratios.

                  6.21.1 Total Leverage Ratio. The Borrower will not permit the ratio (the "Total Leverage Ratio"), determined as of the end of each of its fiscal quarters set forth below, of (i) Consolidated Funded Indebtedness of the Borrower to (ii) Consolidated EBITDA for the then most recently ended four fiscal quarters to be greater than the ratio set forth for such period below:

         For each four fiscal quarter period ended:       Total Leverage Ratio
         ------------------------------------------       --------------------
         September 30, 2004 through December 31, 2004            5.00:1.00
         March 31, 2005 through June 30, 2005                    4.75:1.00
         September 30, 2005 through December 31, 2005            4.50:1.00
         March 31, 2006 through June 30, 2006                    4.25:1.00
         September 30, 2006                                      4.00:1.00

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         December 31, 2006 through September 30, 2009            3.75:1.00
         December 31, 2009 through the Term Loan B
           Maturity Date                                         3.50:1.00


                  6.21.2 Senior Leverage Ratio. The Borrower will not permit the ratio (the "Senior Leverage Ratio"), determined as of the end of each of its fiscal quarters set forth below, of (i) Consolidated Funded Indebtedness of the Borrower minus Subordinated Indebtedness of the Borrower and its Subsidiaries to (ii) Consolidated EBITDA for the then most-recently ended four fiscal quarters to be greater than the ratio set forth for such period below:

         For each four fiscal quarter period ended:     Senior Leverage Ratio
         ------------------------------------------     ---------------------
         September 30, 2004 through December 31, 2004         4.00:1.00
         March 31, 2005 through June 30, 2005                 3.75:1.00
         September 30, 2005 through December 31, 2005         3.50:1.00
         March 31, 2006 through June 30, 2006                 3.25:1.00
         September 30, 2006                                   3.00:1.00
         December 31, 2006 through September 30, 2009         2.75:1.00
         December 31, 2009 through the Term Loan B
           Maturity Date                                      2.50:1.00

         The Total Leverage Ratio and the Senior Leverage Ratio shall be calculated as of the last day of each fiscal quarter of the Borrower based upon (a) for Consolidated Funded Indebtedness and, if relevant, Subordinated Indebtedness, Consolidated Funded Indebtedness and Subordinated Indebtedness as of the last day of each such fiscal quarter and (b) for Consolidated EBITDA, the actual amount as of the last day of each fiscal quarter for the most recently ended four consecutive fiscal quarters.

         6.22. Fixed Charge Coverage Ratio. The Borrower will not permit the ratio (the "Fixed Charge Coverage Ratio"), determined as of the end of each Measurement Period, of (i) Consolidated EBITDAR minus Consolidated Capital Expenditures minus expenses for taxes paid in cash or taxes accrued during such

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period (which shall be deemed to be $10,800,000 for the fiscal quarter ended
September 30, 2004) to (ii) Consolidated Future Maturities following such period (including, without limitation, Capitalized Lease Obligations) plus Consolidated Interest Expense during such period plus Rentals to be paid during such period, all calculated for the Borrower and its Subsidiaries on a consolidated basis, to be less than (x) for each Measurement Period ending on or prior to September 30, 2006, 1.10:1.00 and (y) for each Measurement Period ending after September 30, 2006, 1.25:1.00.

         6.23. Capital Expenditures. Other than the Capital Expenditures set forth on Schedule 6.23, the Borrower will not, nor will it permit any Subsidiary to, expend, or be committed to expend, in excess of an aggregate amount for Capital Expenditures of the Borrower and its Subsidiaries during any fiscal year of the Borrower to be greater than the amount set forth for such fiscal year below:

         For fiscal year:                      Capital Expenditures
         ----------------                      --------------------
         2005 through 2006                         $50,000,000
         2007 through 2010                         $55,000,000
         2011                                      $60,000,000

         Notwithstanding the foregoing, in the event that the amount of Capital Expenditures permitted to be made in any fiscal year (before giving effect to any increase in such permitted expenditure amount pursuant to this sentence) exceeds the amount of Capital Expenditures made during such fiscal year, such excess may be carried forward and utilized to make Capital Expenditures in the next succeeding fiscal year.

         6.24. Rentals. The Borrower shall not permit, nor shall it permit any Subsidiary to, create, pay or incur aggregate Rentals in excess of five percent (5%) of Consolidated Total Assets for any fiscal year during the term of this Agreement on a consolidated basis for the Borrower and its Subsidiaries.

         6.25. Guarantors. The Borrower shall cause each of its Subsidiaries to guarantee pursuant to the Guaranty Agreement or supplement thereto (or, in the case of a Foreign Subsidiary, any other guarantee agreement requested by the Administrative Agent) the Secured Obligations. In furtherance of the above, the Borrower shall promptly (and in any event within 45 days thereof, except as otherwise provided in Section 6.32) (i) provide written notice to the Administrative Agent and the Lenders upon any Person becoming a Subsidiary, setting forth information in reasonable detail describing all of the assets of such Person, (ii) cause such Person to execute a supplement to the Guaranty Agreement and such other Collateral Documents as are necessary for the Borrower and its Subsidiaries to comply with Section 6.26, (iii) cause the Applicable Pledge Percentage of the issued and outstanding equity interests of such Person to be delivered to the Administrative Agent (together with undated stock powers signed in blank, if applicable) and pledged to the Administrative Agent pursuant to an appropriate pledge agreement(s) in substantially the form of the Pledge and Security Agreement (or joinder or other supplement thereto) and otherwise in

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form reasonably acceptable to the Administrative Agent and (iv) deliver such other documentation as the Administrative Agent may reasonably request in connection with the foregoing, including, without limitation, certified resolutions and other authority documents of such Person and, to the extent requested by the Administrative Agent, favorable opinions of counsel to such Person (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to above), all in form, content and scope reasonably satisfactory to the Administrative Agent. Notwithstanding the foregoing, no Foreign Subsidiary shall be required to execute and deliver the Guaranty Agreement (or supplement thereto) or such other guarantee agreement if such execution and delivery would cause a Deemed Dividend Problem or a Financial Assistance Problem with respect to such Foreign Subsidiary and, in lieu thereof, the Borrower and the relevant Subsidiaries shall provide the pledge agreements required under this Section 6.25 or Section
6.26. Notwithstanding the foregoing, to the extent that the aggregate EBITDA of FlexCrete Building Systems, L.C., Florida N-Viro, L.P. and Florida N-Viro Management, LLC for the most recently completed four fiscal quarter period does not exceed one percent (1%) of the Consolidated EBITDA for the Borrower and its Subsidiaries for the same period, the Borrower shall not be required to cause FlexCrete Building Systems, L.C., Florida N-Viro, L.P. or Florida N-Viro Management, LLC to guarantee the Secured Obligations.

         6.26. Collateral; Environmental Reports. (a) Subject to the exceptions set forth in this Section 6.26, the Borrower will cause, and will cause each other Credit Party to cause, all of its owned Property whether now or hereafter acquired (other than Exempt Property) to be subject at all times to first priority perfected Liens in favor of the Administrative Agent for the benefit of the Holders of Secured Obligations to secure the Secured Obligations in accordance with the terms and conditions of the Collateral Documents, subject in any case to Liens permitted by Section 6.15 hereof. Without limiting the generality of the foregoing, the Borrower will cause the Applicable Pledge Percentage of the issued and outstanding equity interests of each Pledge Subsidiary directly owned by the Borrower or any other Credit Party to be subject at all times to a first priority, perfected Lien in favor of the Administrative Agent to secure the Secured Obligations in accordance with the terms and conditions of the Collateral Documents or such other security documents as the Administrative Agent shall reasonably request. Notwithstanding the foregoing, (1) no pledge agreement in respect of the equity interests of a Foreign Subsidiary shall be required hereunder to the extent such pledge thereunder is prohibited by applicable law or the Administrative Agent reasonably determines that such pledge would not provide material credit support for the benefit of the Holders of Secured Obligations pursuant to legally valid, binding and enforceable pledge agreements and (2) no such pledge agreement shall be required to be delivered hereunder with respect to Foreign Subsidiaries existing as of the Closing Date, unless otherwise determined in the reasonable discretion of the Administrative Agent upon 45 days notice to the Borrower.

         (b) The Borrower will cause, and will cause each other Credit Party to cause all of its Real Property Collateral whether now or hereafter acquired or leased to be subject at all times to first priority perfected Liens in favor of the Administrative Agent for the benefit of the Holders of Secured Obligations to secure the Secured Obligations in accordance with the terms and conditions of the Collateral Documents, subject in each case to Liens created or permitted by the Loan Documents, including, without limitation, such items that will constitute Permitted Encumbrances and Liens set forth on Schedule 6.15. Without limiting the generality of the foregoing, the Borrower will, and will cause each Guarantor to, deliver Mortgages and, to the extent applicable, Mortgage Instruments with respect to the Real Property Collateral to the extent, and within such time period as is, reasonably required by the Administrative Agent;

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

provided, however, that with respect to the Real Property Collateral existing as of the Closing Date, no such Mortgages, Mortgage Instruments and pledge agreements are required to be delivered hereunder until 90 days following the Closing Date with respect to Real Property Collateral that comprises 75% of the book value of all Real Property Collateral and 120 days following the Closing Date with respect to all other Real Property Collateral (it being understood and agreed that the failure to deliver such Mortgages, Mortgage Instruments and pledge agreements by 120 days following the Closing Date or such date 30 days later as the Administrative Agent may agree in its sole discretion shall constitute a Default under Section 7.3); provided that the Borrower hereby agrees to use its reasonable efforts to cause the delivery of such Mortgages and Mortgage Instruments as soon as practicable after the Closing Date. Without limiting the generality of the foregoing, in addition to each Mortgage delivered pursuant to this Section 6.26, the Administrative Agent shall receive the following items with respect to the Real Property Collateral (collectively, the "Mortgage Instruments"):

                  (A) evidence that counterparts of the Mortgages have been duly executed, acknowledged and delivered and are in form suitable for filing or recording in all filing or recording offices that the Administrative Agent may deem necessary or desirable in order to create a valid first and subsisting Lien on the property described therein in favor of the Administrative Agent for the benefit of the Holders of Secured Obligations and that all applicable filing and recording taxes and fees have been paid,

                  (B) with respect to the Real Property Collateral, fully paid American Land Title Association Lender's Extended Coverage title insurance policies (the "Mortgage Policies") in form and substance, with endorsements and in amount reasonably acceptable to the Administrative Agent, issued by Chicago Title Insurance Company, insuring the Mortgages of the Real Property Collateral to be valid first and subsisting Liens on the property described therein, free and clear of all defects (including, but not limited to, mechanics' and materialmen's Liens) and encumbrances, excepting only Permitted Encumbrances, and providing for such other affirmative insurance (including endorsements for future advances under the Loan Documents and for mechanics' and materialmen's Liens) and such direct access reinsurance as the Administrative Agent may reasonably require,

                  (C) with respect to the Real Property Collateral, American Land Title Association/American Congress on Surveying and Mapping form surveys, for which all necessary fees (where applicable) have been paid, and dated no more than 60 days before the filing of the related Mortgage or such other date as the Administrative Agent shall reasonably determine; provided that Chicago Title Insurance Company shall agree to omit the general survey exception to the applicable Mortgage Policy on the basis of such survey, certified to the Administrative Agent and Chicago Title Insurance Company in a manner satisfactory to the Administrative Agent by a land surveyor duly registered and licensed in the States in which the property described in such surveys is located and acceptable to the Administrative Agent, showing all buildings and other improvements, any off-site improvements, the location of any easements, parking spaces, rights of way, building set-back lines and other dimensional regulations and the absence of encroachments, either by such improvements or on to such

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

         property, and other defects, other than encroachments and other defects acceptable to the Administrative Agent or for which affirmative reinsurance coverage is provided in the Mortgage Policies,

                  (D) such consents and agreements of third parties, and such estoppel letters and other confirmations, as the Administrative Agent may deem necessary or desirable,

                  (E) evidence of the insurance required by the terms of the Mortgages,

                  (F) evidence that all other action that the Administrative Agent may deem necessary or desirable in order to create valid first and subsisting Liens on the property described in the Mortgages has been taken,

                  (G) favorable opinions of local counsel for the Credit Parties
         (i) in states in which the Real Property Collateral is located, with respect to the enforceability and perfection of the Mortgages and any related fixture filings substantially in the form of Exhibit A-2 hereto and otherwise in form and substance satisfactory to the Administrative Agent and (ii) in states in which the Credit Parties party to the Mortgages are organized or formed, with respect to the valid existence, corporate power and authority of such Credit Parties in the granting of the Mortgages, in substantially the form of Exhibit A-3 hereto, and otherwise in form and substance satisfactory to the Administrative Agent.

         (c) The Borrower shall, within 30 days of the Closing Date (which may be extended by up to an additional 30 days in the sole discretion of the Administrative Agent), cause, and cause each other Credit Party to cause, all of its Deposit Accounts (as defined in the Pledge and Security Agreement) and securities accounts (as defined in the New York Uniform Commercial Code) to be subject to Account Control Agreements or Securities Account Control Agreements (each as defined in the Pledge and Security Agreement), as applicable, acceptable to the Collateral Agent and subject to any exceptions set forth in the Pledge and Security Agreement.

         (d) Within 45 days of the Closing Date the Borrower shall deliver to the Lenders a Phase I environmental assessment report, from an environmental consulting firm acceptable to the Lenders, which report shall identify existing and potential environmental concerns, and shall quantify related costs and liabilities, associated with all of the Real Property Collateral and the Lenders shall be satisfied with the Borrower's plans with respect thereto and if so recommended by any such Phase I report, the Borrower shall deliver to the Lenders within 60 days of the Closing Date a Phase II environmental assessment report with respect to the applicable site and the Lenders shall be satisfied with the Borrower's plans with respect to the matters addressed therein.

         (e) The Borrower shall use its commercially reasonable efforts to obtain the consent of Brown Brothers Harriman within 90 days of the Closing Date to the grant by ACM Block & Brick, and shall cause ACM Block & Brick to so grant, of a perfected second priority lien, on terms satisfactory to the Administrative Agent, on all property securing the BBH Debt in favor of the Collateral Agent on behalf of the Holders of the Secured Obligations. If such consent is not obtained within 90 days of the Closing Date, the Borrower shall cause the BBH Debt to be repaid in full and cause ACM Block & Brick to grant a perfected first priority lien, on terms satisfactory to the Administrative

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

Agent, on all property securing the BBH Debt in favor of the Collateral Agent on behalf of the Holders of the Secured Obligations. Simultaneously with the granting of the liens contemplated by this Section 6.26(e), the Borrower shall cause ACM Block & Brick to satisfy all requirements of this Section 6.26 and of the Pledge and Security Agreement as they apply to Collateral with respect to the property being so pledged. Upon the granting of a first lien security interest in the property secured by the BBH Debt to the Collateral Agent on behalf of the Holders of the Secured Obligations, the Borrower shall cause ACM Block & Brick to comply with the provisions of Section 6.6 as they relate to such property.

         (f) Within 14 days of the Closing Date, the Borrower shall cause Tapco International Corporation to enter into an employment agreement with John N. Lawless, III, as president of Tapco International Corporation, on terms and conditions satisfactory to the Lead Arrangers.

         6.27. Sale and Leaseback Transactions. The Borrower shall not, nor shall it permit any Subsidiary to, enter into any Sale and Leaseback Transaction other than Sale and Leaseback Transactions in respect of (a) existing assets of the Eldorado Stone division of Headwaters Concrete Materials and of ACM Block & Brick with a fair market value in the aggregate over the term of the Agreement not to exceed $10,000,000 and (b) Permitted Acquisitions with a fair market value in the aggregate over the term of the Agreement not to exceed $10,000,000.

         6.28. Sale of Receivables. The Borrower will not, nor will it permit any Subsidiary to, sell or otherwise dispose of any Receivables, with or without recourse.

         6.29. Insurance and Condemnation Proceeds. The Borrower directs (and, if applicable, shall cause its Subsidiaries to direct) all insurers under policies of property damage, boiler and machinery and business interruption insurance and payors and any condemnation claim or award relating to the property to pay all proceeds payable under such policies or with respect to such claim or award for any loss with respect to the Collateral directly to the Administrative Agent, for the benefit of the Holders of Secured Obligations, to the extent such proceeds are required to be used to prepay the Obligations pursuant to Section 2.2 hereof. Each such policy shall contain a long-form loss-payable endorsement naming the Administrative Agent as loss payee, which endorsement shall be in form and substance acceptable to the Administrative Agent.

         6.30. Amendments of Constitutive Documents. The Borrower shall not, nor shall it permit any Subsidiary to, amend its certificate of incorporation or bylaws or other constitutive documents other than amendments that could not be reasonably expected to result in a Material Adverse Change.

         6.31. Partnership, Etc. The Borrower shall not, nor shall it permit any Subsidiary to become a general partner in any general or limited partnership or joint venture, other than any Subsidiary the sole assets of which consist of its interest in such partnership or joint venture.

         6.32. Negative Pledge. The Borrower shall not enter into or suffer to exist, or permit any of its Subsidiaries to enter into or suffer to exist, any agreement prohibiting or conditioning the creation or assumption of any Lien upon any of its property or assets except (i) under this Agreement, (ii) under the Second Lien Credit Agreement, (iii) in any agreement governing Permitted Indebtedness so long as the terms of such prohibitions or conditions on the

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creation or assumption of Liens are no more restrictive than the terms hereof and permit the creation or assumption of Liens securing the Obligations of the Borrower and its Subsidiaries under this Agreement and (iv) (A) any such prohibitions or conditions in effect on the Closing Date, (B) in any agreement governing any purchase money Indebtedness permitted by Section 6.14.4 solely to the extent that the agreement or instrument governing such Indebtedness prohibits a Lien on the property acquired with the proceeds of such Indebtedness, (C) in any agreement governing any Capitalized Lease permitted by
Section 6.14.9 solely to the extent that such Capitalized Lease prohibits a Lien on the property subject thereto, or (D) in any agreement governing any Indebtedness outstanding on the date any Subsidiary of the Borrower becomes such a Subsidiary (so long as such agreement was not entered into solely in contemplation of such Subsidiary becoming a Subsidiary of the Borrower).

                                  ARTICLE VII
                                    DEFAULTS

         The occurrence of any one or more of the following events shall constitute a Default:

         7.1. Any representation or warranty made or deemed made by the Borrower, any of its Subsidiaries, or any Authorized Officer thereof to the Lenders or the Administrative Agent under or in connection with this Agreement, any Credit Extension, or any certificate or information delivered in connection with this Agreement or any other Loan Document shall be false in any material respect on the date as of which made or deemed made.

         7.2. Nonpayment of (i) principal of any Loan when due, (ii) any Reimbursement Obligation within one Business Day after the same becomes due, or
(iii) interest upon any Loan or any Commitment Fee, LC Fee or other Obligations under any of the Loan Documents within five (5) Business Days after such interest, fee or other Obligation becomes due.

         7.3. The breach by the Borrower of any of the terms or provisions of Sections 6.1, 6.2, 6.3, 6.9, 6.10, 6.11, 6.12, 6.13, 6.14, 6.15, 6.16, 6.18,
6.19, 6.20, 6.21, 6.22, 6.23, 6.24, 6.25, 6.26, 6.27, 6.28, 6.29, 6.30, 6.31 and
6.32.

         7.4. The breach by the Borrower (other than a breach which constitutes a Default under another Section of this Article VII) of (i) any other terms, covenants, agreements or provisions of this Agreement or (ii) any other Loan Document (beyond the applicable grace period with respect thereto, if any), in each case which is not remedied within thirty (30) days after the earlier to occur of (x) written notice from the Administrative Agent or any Lender to the Borrower or (y) an Authorized Officer otherwise become aware of any such breach.

         7.5. Failure of the Borrower or any of its Subsidiaries to pay when due any Material Indebtedness (subject to any applicable grace period with respect thereto, if any, set forth in the Material Indebtedness Agreement evidencing such Material Indebtedness) which failure has not been (i) timely cured or (ii) waived in writing by the requisite holders of such Material Indebtedness; or the default by the Borrower or any of its Subsidiaries in the performance (beyond the applicable grace period with respect thereto, if any) of any term, provision or condition contained in any Material Indebtedness Agreement and such default has not been (x) timely cured or (y) waived in writing by the requisite holders

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of the Material Indebtedness in respect thereof, or any other event shall occur or condition exist, the effect of which default, event or condition is to cause, or to permit the holder(s) of such Material Indebtedness or the lender(s) under any Material Indebtedness Agreement to cause, such Material Indebtedness to become due prior to its stated maturity or any commitment to lend under any Material Indebtedness Agreement to be terminated prior to its stated expiration date; or any Material Indebtedness of the Borrower or any of its Subsidiaries shall be declared to be due and payable or required to be prepaid or repurchased (other than by a regularly scheduled payment) prior to the stated maturity thereof; or the Borrower or any of its Subsidiaries shall not pay, or admit in writing its inability to pay, its debts generally as they become due.

         7.6. The Borrower or any of its Subsidiaries shall (i) have an order for relief entered with respect to it under the Federal bankruptcy laws as now or hereafter in effect, (ii) make an assignment for the benefit of creditors,
(iii) apply for, seek, consent to, or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any Substantial Portion of its Property, (iv) institute any proceeding seeking an order for relief under the Federal bankruptcy laws as now or hereafter in effect or seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (v) take any corporate or partnership action to authorize or effect any of the foregoing actions set forth in this Section 7.6 or (vi) fail to contest in good faith any appointment or proceeding described in Section 7.7.

         7.7. Without the application, approval or consent of the Borrower or any of its Subsidiaries, a receiver, trustee, examiner, liquidator or similar official shall be appointed for the Borrower or any of its Subsidiaries or any Substantial Portion of its Property, or a proceeding described in Section 7.6(iv) shall be instituted against the Borrower or any of its Subsidiaries and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of 60 consecutive days.

         7.8. Any court, government or governmental agency shall condemn, seize or otherwise appropriate, or take custody or control of, all or any portion of the Property of the Borrower and its Subsidiaries which, when taken together with all other Property of the Borrower and its Subsidiaries so condemned, seized, appropriated, or taken custody or control of, during the twelve-month period ending with the month in which any such action occurs, constitutes a Substantial Portion.

         7.9. The Borrower or any of its Subsidiaries shall fail within 30 days to pay, bond or otherwise discharge one or more (i) judgments or orders for the payment of money in excess of $1,000,000 (or the equivalent thereof in currencies other than Dollars) in the aggregate, or (ii) nonmonetary judgments or orders which, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Change, which judgment(s), in any such case, is/are not stayed on appeal or otherwise being appropriately contested in good faith or otherwise not covered by a creditworthy insurer or indemnitor.

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

         7.10. The Unfunded Liabilities of all Single Employer Plans shall be in an amount reasonably expected to result in a Material Adverse Change, or any Reportable Event shall occur in connection with any Plan.

         7.11. Any steps shall be taken to initiate the termination of any Plan, or the PBGC shall give notice that it intends to terminate any Plan.

         7.12. Nonpayment by the Borrower or any Subsidiary of any Rate Management Obligation, when due or the breach by the Borrower or any Subsidiary of any term, provision or condition contained in any Rate Management Transaction or any transaction of the type described in the definition of "Rate Management Transactions," whether or not any Lender or Affiliate of a Lender is a party thereto.

         7.13. Any Change of Control shall occur.

         7.14. The Borrower or any other member of the Controlled Group shall have been notified by the sponsor of a Multiemployer Plan that it has incurred, pursuant to Section 4201 of ERISA, withdrawal liability to such Multiemployer Plan in an amount which, when aggregated with all other amounts required to be paid to Multiemployer Plans by the Borrower or any other member of the Controlled Group as withdrawal liability (determined as of the date of such notification), exceeds an amount reasonably expected to result in a Material Adverse Change.

         7.15. The Borrower or any other member of the Controlled Group shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, if as a result of such reorganization or termination the aggregate annual contributions of the Borrower and the other members of the Controlled Group (taken as a whole) to all Multiemployer Plans which are then in reorganization or being terminated have been or will be increased, in the aggregate, over the amounts contributed to such Multiemployer Plans for the respective plan years of such Multiemployer Plans immediately preceding the plan year in which the reorganization or termination occurs by an amount reasonably expected to result in a Material Adverse Change.

         7.16. The Borrower or any of its Subsidiaries shall (i) be the subject of any proceeding or investigation pertaining to the release by the Borrower, any of its Subsidiaries or any other Person of any toxic or hazardous waste or substance into the environment, or (ii) violate any Environmental Law, which, in the case of an event described in clause (i) or clause (ii), has resulted in liability to the Borrower or any of its Subsidiaries in an amount sufficient to cause a Material Adverse Change.

         7.17. Any Loan Document shall fail to remain in full force or effect or any action shall be taken by any of the Credit Parties or shall be failed to be taken by any of the Credit Parties to discontinue or to assert the invalidity or unenforceability of, or which results in the discontinuation or invalidity or unenforceability of, any Loan Document or any Lien in favor of the Administrative Agent under the Loan Documents, or such Lien shall not have the priority contemplated by the Loan Documents.

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                                  ARTICLE VIII
                 ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES

         8.1. Acceleration.

         (i) If any Default described in Section 7.6 or 7.7 occurs with respect to the Borrower, the obligations of the Lenders to make Loans hereunder and the obligation and power of the LC Issuers to issue Facility LCs shall automatically terminate and the Secured Obligations shall immediately become due and payable without any election or action on the part of the Administrative Agent, any LC Issuer or any Lender, and the Borrower will be and become thereby unconditionally obligated, without any further notice, act or demand, to pay the Administrative Agent an amount in immediately available funds, which funds shall be held in the Facility LC Collateral Account, equal to the difference of (x) the amount of LC Obligations at such time less (y) the amount or deposit in the Facility LC Collateral Account at such time which is free and clear of all rights and claims of third parties and has not been applied against the Obligations (the "Collateral Shortfall Amount"). If any other Default occurs, the Required Lenders (or the Administrative Agent with the consent of the Required Lenders) may (a) terminate or suspend the obligations of the Lenders to make Loans hereunder and the obligation and power of the LC Issuers to issue Facility LCs, or declare the Secured Obligations to be due and payable, or both, whereupon the Secured Obligations shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which the Borrower hereby expressly waives and
                  (b) upon notice to the Borrower and in addition to the continuing right to demand payment of all amounts payable under this Agreement, make demand on the Borrower to pay, and the Borrower will forthwith upon such demand and without any further notice or act pay to the Administrative Agent the Collateral Shortfall Amount which funds shall be deposited in the Facility LC Collateral Account.

         (ii) If at any time while any Default is continuing, the Administrative Agent determines that the Collateral Shortfall Amount at such time is greater than zero, the Administrative Agent may make demand on the Borrower to pay, and the Borrower will, forthwith upon such demand and without any further notice or act, pay to the Administrative Agent the Collateral Shortfall Amount, which funds shall be deposited in the Facility LC Collateral Account.

         (iii) The Administrative Agent may at any time or from time to time after funds are deposited in the Facility LC Collateral Account, apply such funds to the payment of the Secured Obligations and any other amounts as shall from time to time have become due and payable by the Borrower to the Lenders or the LC Issuers under the Loan Documents.

         (iv) At any time while any Default is continuing, neither the Borrower nor any Person claiming on behalf of or through the

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                  Borrower shall have any right to withdraw any of the funds held in the Facility LC Collateral Account. After all of the Secured Obligations have been indefeasibly paid in full and the Aggregate Revolving Loan Commitment, the LC Sublimit and Aggregate Term Loan B Commitment have been terminated, any funds remaining in the Facility LC Collateral Account shall be returned by the Administrative Agent to the Borrower or paid to whomever may be legally entitled thereto at such time.

         (v) If, after acceleration of the maturity of the Obligations or termination of the obligations of the Lenders to make Loans and the obligation and power of the LC Issuers to issue Facility LCs hereunder as a result of any Default (other than any Default as described in Section 7.6 or 7.7 with respect to the Borrower) and before any judgment or decree for the payment of the Obligations due shall have been obtained or entered, the Required Lenders (in their sole discretion) shall so direct, the Administrative Agent shall, by notice to the Borrower, rescind and annul such acceleration and/or termination.

         8.2. Amendments. Subject to the provisions of this Section 8.2 and the Intercreditor Agreement, the Required Lenders (or the Administrative Agent with the consent in writing of the Required Lenders) and the Borrower may enter into agreements supplemental hereto for the purpose of adding or modifying any provisions to the Loan Documents or changing in any manner the rights of the Lenders or the Borrower hereunder or thereunder or waiving any Default hereunder or thereunder; provided, however, that no such supplemental agreement shall, without the consent of all of the Lenders (other than any Lender that is, at such time, a Defaulting Lender), except for any amendment, waiver or consent with respect to the items set forth in Sections 8.2.1 and 8.2.3, which shall only require the consent of all of the Lenders directly affected by such amendment, waiver or consent:

                  8.2.1 Extend the Revolving Loan Termination Date, extend the final maturity of any Revolving Loan or extend the expiry date of any Facility LC to a date after the Revolving Loan Termination Date, extend the final maturity date of any Term B Loan to a date after the Term Loan B Maturity Date, or postpone any regularly scheduled payment of principal of any Loan or forgive all or any portion of the principal amount thereof, or any Reimbursement Obligation related thereto, or reduce the rate or extend the time of payment of interest or fees thereon or Reimbursement Obligations related thereto (other than (x) a waiver of the application of the default rate of interest pursuant to
         Section 2.11 hereof and (y) any reduction of the amount of or any extension of the payment date for the mandatory payments required under
         Section 2.2, in each case which shall only require the approval of the Required Lenders).

                  8.2.2 Reduce the percentage specified in the definition of Required Lenders or any other percentage of Lenders specified to be the applicable percentage in this Agreement to act on specified matters or amend the definition of "Pro Rata Share", "Revolving Loan Pro Rata Share" or "Term Loan Pro Rata Share".

                  8.2.3 Increase the amount of the Revolving Loan Commitment or Term Loan B Commitment of any Lender hereunder.

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                  8.2.4 Amend this Section 8.2, or permit the Borrower to assign its rights or obligations under this Agreement.

                  8.2.5 Other than in connection with a transaction permitted under this Agreement, release all or substantially all of the Collateral.

                  8.2.6 Other than in connection with a transaction permitted under this Agreement, release any Guarantor from its obligations thereunder.

If, in connection with any proposed amendment, waiver, or consent, the consent of all of the Lenders, or all of the Lenders directly affected thereby, is required pursuant to this Section 8.2, and any such Lender refuses to consent to such amendment, waiver or consent (any such Lender whose consent is not obtained as described in this Section 8.2 being referred to as a "Non-Consenting Lender"), then, so long as the Administrative Agent is not a Non-Consenting Lender, at the Borrower's request, the Administrative Agent or an Eligible Assignee shall be entitled (but shall have no obligation) to purchase from such Non-Consenting Lender, and such Non-Consenting Lender (by its acceptance of the benefits of the applicable Loan Documents) agrees that it shall, upon the Administrative Agent's request, sell and assign to the Administrative Agent or such Eligible Assignee, all of the Loans of such Non-Consenting Lender or Non-Consenting Lenders for an amount equal to the principal balance of all Loans held by the Non-Consenting Lender and all accrued interest and fees with respect thereto through the date of sale. Each Lender (by its acceptance of the benefits of the Loan Documents) agrees that, if it becomes a Non-Consenting Lender, it shall execute and deliver to the Administrative Agent an Assignment and Acceptance to evidence such sale and purchase and shall deliver to the Administrative Agent any Note (if the assigning Lender's Loans are evidenced by Notes) subject to such Assignment and Acceptance; provided, however, that the failure of any Non-Consenting Lender to execute an Assignment and Acceptance shall not render such sale and purchase (and the corresponding assignment) ineffective.

No amendment of any provision of this Agreement relating to or affecting the Administrative Agent shall be effective without the written consent of the Administrative Agent. The Administrative Agent may waive payment of the fee without obtaining the consent of any other party to this Agreement. No amendment of any provision of this Agreement relating to or affecting the Swing Line Lender or any Swing Line Loan shall be effective without the written consent of the Swing Line Lender. No amendment of any provision of this Agreement relating to or affecting any LC Issuer shall be effective without the written consent of such LC Issuer.

         8.3. Preservation of Rights. No delay or omission of the Lenders, the LC Issuers or the Administrative Agent to exercise any right under the Loan Documents shall impair such right or be construed to be a waiver of any Default or an acquiescence therein, and the making of a Credit Extension notwithstanding the existence of a Default or Unmatured Default or the inability of the Borrower to satisfy the conditions precedent to such Credit Extension shall not constitute any waiver or acquiescence. Any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of the Loan Documents whatsoever shall be valid unless in writing signed by, or by the Administrative Agent with the consent of, the requisite number of Lenders required pursuant to Section 8.2, and then only to

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the extent in such writing specifically set forth. All remedies contained in the
Loan Documents or by law afforded shall be cumulative and all shall be available to the Administrative Agent, the LC Issuers and the Lenders until all of the Secured Obligations have been paid in full.

                                   ARTICLE IX
                               GENERAL PROVISIONS

         9.1. Survival of Representations. All representations and warranties of the Borrower contained in this Agreement shall survive the making of the Credit Extensions herein contemplated.

         9.2. Governmental Regulation. Anything contained in this Agreement to the contrary notwithstanding, neither any LC Issuer nor any Lender shall be obligated to extend credit to the Borrower in violation of any limitation or prohibition provided by any applicable statute or regulation.

         9.3. Headings. Section headings in the Loan Documents are for convenience of reference only, and shall not govern the interpretation of any of the provisions of the Loan Documents.

         9.4. Entire Agreement. The Loan Documents embody the entire agreement and understanding among the Borrower, the Administrative Agent, the LC Issuers and the Lenders and supersede all prior agreements and understandings among the Borrower, the Administrative Agent, the LC Issuers and the Lenders relating to the subject matter thereof other than those contained in the fee letter described in Section 10.13 which shall survive and remain in full force and effect during the term of this Agreement.

         9.5. Several Obligations; Benefits of This Agreement. The respective obligations of the Lenders hereunder are several and not joint and no Lender shall be the partner or agent of any other (except to the extent to which the Administrative Agent is authorized to act as such). The failure of any Lender to perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder. This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and assigns, provided, however, that the parties hereto expressly agree that the Lead Arrangers shall enjoy the benefits of the provisions of Sections 9.6, 9.10 and 10.11 to the extent specifically set forth therein and shall have the right to enforce such provisions on its own behalf and in its own name to the same extent as if it were a party to this Agreement.

         9.6. Expenses; Indemnification. (i) The Borrower shall reimburse the Administrative Agent and the Lead Arrangers for any reasonable out-of-pocket expenses (including reasonable attorneys' and paralegals' fees and time charges of attorneys for the Administrative Agent) paid or incurred by the Administrative Agent or the Lead Arrangers in connection with the investigation, preparation, negotiation, documentation, execution, delivery, syndication, distribution (including, without limitation, via the internet), review,

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amendment, modification and administration of the Loan Documents. The Borrower also agrees to reimburse the Administrative Agent, the Lead Arrangers, the LC Issuers and the Lenders for any reasonable costs, internal charges and out-of-pocket expenses (including reasonable attorneys' and paralegals' fees and time charges and expenses of attorneys and paralegals for the Administrative Agent, the Lead Arrangers, the LC Issuers and the Lenders, which attorneys and paralegals may be employees of the Administrative Agent, the Lead Arrangers, the LC Issuers or the Lenders) paid or incurred by the Administrative Agent, the Lead Arrangers, the LC Issuers or any Lender in connection with the collection and enforcement of the Loan Documents. Expenses being reimbursed by the Borrower under this Section include, without limitation, the cost and expense of obtaining an appraisal of each parcel of real property or interest in real property described in any relevant Collateral Document, which appraisal shall be in conformity with the applicable requirements of any law or any governmental rule, regulation, policy, guideline or directive (whether or not having the force of law), or any interpretation thereof, and any rules promulgated to implement such provisions and costs and expenses incurred in connection with the Reports described in the following sentence.

                  (ii) The Borrower hereby further agrees to indemnify the Administrative Agent, the Lead Arrangers, each LC Issuer, each Lender, their respective affiliates, and each of their directors, officers and employees against all losses, claims, damages, penalties, judgments, liabilities and out-of-pocket expenses (including, without limitation, all expenses of litigation or preparation therefor whether or not the Administrative Agent, the Lead Arrangers, any LC Issuer, any Lender or any affiliate is a party thereto, and all attorneys' and paralegals' fees, time charges and expenses of attorneys and paralegals of the party seeking indemnification, which attorneys and paralegals may or may not be employees of such party seeking indemnification) which any of them may pay or incur arising out of or relating to this Agreement, the other Loan Documents, the transactions contemplated hereby or the direct or indirect application or proposed application of the proceeds of any Credit Extension hereunder except to the extent that they are determined in a final non-appealable judgment by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the party seeking indemnification. The obligations of the Borrower under this Section 9.6 shall survive the termination of this Agreement.

         9.7. Numbers of Documents. All statements, notices, closing documents, and requests hereunder shall be furnished to the Administrative Agent with sufficient counterparts so that the Administrative Agent may furnish one to each of the Lenders, as shall have been reasonably requested of the Borrower by the Administrative Agent.

         9.8. Accounting. Except as provided to the contrary herein, all accounting terms used in the calculation of any financial covenant or test shall be interpreted and all accounting determinations hereunder in the calculation of any financial covenant or test shall be made in accordance with Agreement Accounting Principles. If any changes in generally accepted accounting principles are hereafter required or permitted and are adopted by the Borrower or any of its Subsidiaries with the agreement of its independent certified public accountants and such changes result in a change in the method of calculation of any of the financial covenants, tests, restrictions or standards herein or in the related definitions or terms used therein ("Accounting Changes"), the parties hereto agree, at the Borrower's request, to enter into negotiations, in good faith, in order to amend such provisions in a credit neutral manner so as to reflect equitably such changes with the desired result that the criteria for evaluating the Borrower's and its Subsidiaries' financial

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condition shall be the same after such changes as if such changes had not been made; provided, however, until such provisions are amended in a manner reasonably satisfactory to the Administrative Agent and the Required Lenders, no Accounting Change shall be given effect in such calculations. In the event such amendment is entered into, all references in this Agreement to Agreement Accounting Principles shall mean generally accepted accounting principles as of the date of such amendment. Notwithstanding the foregoing, all financial statements to be delivered by the Borrower pursuant to Section 6.1 shall be prepared in accordance with generally accepted accounting principles in effect at such time.

         9.9. Severability of Provisions. Any provision in any Loan Document that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of all Loan Documents are declared to be severable.

         9.10. Nonliability of Lenders. The relationship between the Borrower on the one hand and the Lenders, the LC Issuers and the Administrative Agent on the other hand shall be solely that of borrower and lender. Neither the Administrative Agent, the Lead Arrangers, any LC Issuer nor any Lender shall have any fiduciary responsibilities to the Borrower. Neither the Administrative Agent, the Lead Arrangers, any LC Issuer nor any Lender undertakes any responsibility to the Borrower to review or inform the Borrower of any matter in connection with any phase of the Borrower's business or operations. The Borrower agrees that neither the Administrative Agent, the Lead Arrangers, any LC Issuer nor any Lender shall have liability to the Borrower (whether sounding in tort, contract or otherwise) for losses suffered by the Borrower in connection with, arising out of, or in any way related to, the transactions contemplated and the relationship established by the Loan Documents, or any act, omission or event occurring in connection therewith, unless it is determined in a final non-appealable judgment by a court of competent jurisdiction that such losses resulted from the gross negligence or willful misconduct of the party from which recovery is sought. None of the parties hereto shall have any liability with respect to, and each party hereto hereby waives, releases and agrees not to sue for, any special, indirect, consequential or punitive damages suffered by any such party in connection with, arising out of, or in any way related to the Loan Documents or the transactions contemplated thereby.

         9.11. Confidentiality. The Administrative Agent and each Lender agrees to hold any confidential information which it may receive from the Borrower in connection with this Agreement in confidence, except for disclosure (i) to its Affiliates and to the Administrative Agent and any other Lender and their respective Affiliates, to the extent such Person is or is reasonably expected to be involved in the evaluation of such information in connection with the transactions contemplated by this Agreement, (ii) to legal counsel, accountants, and other professional advisors to such Lender or to a Transferee, (iii) to regulatory officials, (iv) to any Person as required by law, regulation, or legal process, or to any Person as required in connection with any legal proceeding to which it is a party, provided that the Borrower shall have received prior written notice of such disclosure to the extent such notice is permitted and the disclosing party shall have taken all steps reasonably requested by the Borrower to protect the confidentiality of the information so disclosed, (v) to its direct or indirect contractual counterparties in swap agreements or to legal counsel, accountants and other professional advisors to such counterparties, to the extent required in connection with such swap agreements, (vi) permitted by Section 12.4, and (vii) to rating agencies subject to confidentiality restrictions reasonably acceptable to the Borrower, if

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requested or required by such agencies in connection with a rating relating to the Credit Extensions hereunder. Without limiting Section 9.4, the Borrower agrees that the terms of this Section 9.11 shall set forth the entire agreement between the Borrower and each Lender (including the Administrative Agent) with respect to any confidential information previously or hereafter received by such Lender in connection with this Agreement, and this Section 9.11 shall supersede any and all prior confidentiality agreements entered into by such Lender with respect to such confidential information.

         9.12. Nonreliance. Each Lender hereby represents that it is not relying on or looking to any margin stock (as defined in Regulation U) as collateral in the extension or maintenance of the credit provided for herein.

         9.13. Disclosure. The Borrower and each Lender, including the LC Issuers, hereby acknowledge and agree that each Lender and/or its Affiliates from time to time may hold investments in, make other loans to or have other relationships with the Borrower and its Affiliates.

         9.14. Performance of Obligations. The Borrower agrees that the Administrative Agent may, but shall have no obligation to (i) at any time, pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against any Collateral and (ii) after the occurrence and during the continuance of a Default make any other payment or perform any act required of the Borrower under any Loan Document or take any other action which the Administrative Agent in its discretion deems necessary or desirable to protect or preserve the Collateral, including, without limitation, any action to
(x) effect any repairs or obtain any insurance called for by the terms of any of the Loan Documents and to pay all or any part of the premiums therefor and the costs thereof and (y) pay any rents payable by the Borrower which are more than 30 days past due, or as to which the landlord has given notice of termination, under any lease. The Administrative Agent shall use its best efforts to give the Borrower notice of any action taken under this Section 9.14 prior to the taking of such action or promptly thereafter provided the failure to give such notice shall not affect the Borrower's obligations in respect thereof. The Borrower agrees to pay the Administrative Agent, upon demand, the principal amount of all funds advanced by the Administrative Agent under this Section 9.14, together with interest thereon at the rate from time to time applicable to Floating Rate Loans from the date of such advance until the outstanding principal balance thereof is paid in full. If the Borrower fails to make payment in respect of any such advance under this Section 9.14 within one (1) Business Day after the date the Borrower receives written demand therefor from the Administrative Agent, the Administrative Agent shall promptly notify each Lender and each Lender agrees that it shall thereupon make available to the Administrative Agent, in Dollars in immediately available funds, the amount equal to such Lender's Pro Rata Share of such advance. If such funds are not made available to the Administrative Agent by such Lender within one (1) Business Day after the Administrative Agent's demand therefor, the Administrative Agent will be entitled to recover any such amount from such Lender together with interest thereon at the Federal Funds Effective Rate for each day during the period commencing on the date of such demand and ending on the date such amount is received. The failure of any Lender to make available to the Administrative Agent its Pro Rata Share of any such unreimbursed advance under this Section 9.14 shall neither relieve any

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other Lender of its obligation hereunder to make available to the Administrative
Agent such other Lender's Pro Rata Share of such advance on the date such payment is to be made nor increase the obligation of any other Lender to make such payment to the Administrative Agent. All outstanding principal of, and interest on, advances made under this Section 9.14 shall constitute Obligations secured by the Collateral until paid in full by the Borrower.

         9.15. USA Patriot Act Notification. The following notification is provided to the Borrower pursuant to Section 326 of the USA Patriot Act of 2001, 31 U.S.C. Section 5318:

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government of the United States of America fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each Person that opens an account, including any deposit account, treasury management account, loan, other extension of credit, or other financial services product. Accordingly, when the Borrower opens an account, the Administrative Agent and the Lenders will ask for the Borrower's name, tax identification number, business address, and other information that will allow the Administrative Agent and the Lenders to identify the Borrower. The Administrative Agent and the Lenders may also ask to see the Borrower's legal organizational documents or other identifying documents.

                                   ARTICLE X
                                   THE AGENTS

         10.1. Appointment; Nature of Relationship. MSSF is hereby appointed by each of the Lenders as its contractual representative (herein referred to as the "Administrative Agent") hereunder and under each other Loan Document, and each of the Lenders irrevocably authorizes the Administrative Agent to act as the contractual representative of such Lender with the rights and duties expressly set forth herein and in the other Loan Documents. MS&Co. is hereby appointed by each of the Lenders as its contractual representative (herein referred to as the "Collateral Agent" and, together with the Administrative Agent, the "Agents") hereunder and under each other Loan Document, and each of the Lenders irrevocably authorizes the Collateral Agent to act as the contractual representative of such Lender with the rights and duties expressly set forth herein and in the other Loan Documents. Each of the Agents agrees to act as such contractual representative upon the express conditions contained in this Article
X. Notwithstanding the use of the defined terms "Administrative Agent" and "Collateral Agent" it is expressly understood and agreed that the Agents shall not have any fiduciary responsibilities to any of the Holders of Secured Obligations by reason of this Agreement or any other Loan Document and that the Agents are merely acting as the contractual representative of the Lenders with only those duties as are expressly set forth in this Agreement and the other Loan Documents. In its capacity as the Lenders' contractual representative, each of the Agents (i) does not hereby assume any fiduciary duties to any of the Holders of Secured Obligations, (ii) is a "representative" of the Holders of Secured Obligations within the meaning of the term "secured party" as defined in the New York Uniform Commercial Code and (iii) is acting as an independent contractor, the rights and duties of which are limited to those expressly set forth in this Agreement and the other Loan Documents. Each of the Lenders, for

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itself and on behalf of its Affiliates as Holders of Secured Obligations, hereby agrees to assert no claim against either of the Agents on any agency theory or any other theory of liability for breach of fiduciary duty, all of which claims each Holder of Secured Obligations hereby waives.

         10.2. Powers. Each of the Agents shall have and may exercise such powers under the Loan Documents as are specifically delegated to such Agent by the terms of each thereof, together with such powers as are reasonably incidental thereto. Neither Agent shall have any implied duties or fiduciary duties to the Lenders, or any obligation to the Lenders to take any action thereunder except any action specifically provided by the Loan Documents to be taken by such Agent.

         10.3. General Immunity. Neither Agent nor any of its respective directors, officers, agents or employees shall be liable to the Borrower, or any Lender or Holder of Secured Obligations for any action taken or omitted to be taken by it or them hereunder or under any other Loan Document or in connection herewith or therewith except to the extent such action or inaction is determined in a final, non-appealable judgment by a court of competent jurisdiction to have arisen from the gross negligence or willful misconduct of such Person.

         10.4. No Responsibility for Loans, Recitals, Etc. Neither Agent nor any of their respective directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify (a) any statement, warranty or representation made in connection with any Loan Document or any borrowing hereunder; (b) the performance or observance of any of the covenants or agreements of any obligor under any Loan Document, including, without limitation, any agreement by an obligor to furnish information directly to each Lender; (c) the satisfaction of any condition specified in Article IV, in the case of the Administrative Agent, except receipt of items required to be delivered solely to the Administrative Agent; (d) the existence or possible existence of any Default or Unmatured Default; (e) the validity, enforceability, effectiveness, sufficiency or genuineness of any Loan Document or any other instrument or writing furnished in connection therewith; (f) the value, sufficiency, creation, perfection or priority of any Lien in any Collateral; or
(g) the financial condition of the Borrower or any guarantor of any of the Obligations or of any of the Borrower's or any such guarantor's respective Subsidiaries. Neither Agent shall have any duty to disclose to the Lenders information that is not required to be furnished by the Borrower to such Agent at such time, but is voluntarily furnished by the Borrower such Agent (either in its capacity as such Agent or in its individual capacity).

         10.5. Action on Instructions of Lenders. Each Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and under any other Loan Document in accordance with written instructions signed by the Required Lenders (or all of the Lenders in the event that and to the extent that this Agreement expressly requires such), and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders. The Lenders hereby acknowledge that neither Agent shall be under any duty to take any discretionary action permitted to be taken by it pursuant to the provisions of this Agreement or any other Loan Document unless it shall be requested in writing to do so by the Required Lenders (or all of the Lenders in the event that and to the extent that this Agreement expressly requires such). Each Agent shall be fully justified in failing or refusing to take any action

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hereunder and under any other Loan Document unless it shall first be indemnified to its satisfaction by the Lenders pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.

         10.6. Employment of Agents and Counsel. Each Agent may execute any of its duties as Agent hereunder and under any other Loan Document by or through employees, agents, and attorneys-in-fact and shall not be answerable to the Lenders, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. Each Agent shall be entitled to advice of counsel concerning the contractual arrangement between such Agent and the Lenders and all matters pertaining to such Agent's duties hereunder and under any other Loan Document.

         10.7. Reliance on Documents; Counsel. Each Agent shall be entitled to rely upon any Note, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex, electronic mail message, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and, in respect to legal matters, upon the opinion of counsel selected by such Agent, which counsel may be employees of such Agent. For purposes of determining compliance with the conditions specified in Sections 4.1 and 4.2, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the applicable date specifying its objection thereto.

         10.8. Administrative Agent's Reimbursement and Indemnification. The Lenders agree to reimburse and indemnify the Administrative Agent and the Collateral Agent ratably in proportion to the Lenders' Pro Rata Shares (i) for any amounts not reimbursed by the Borrower for which such Agent is entitled to reimbursement by the Borrower under the Loan Documents, (ii) for any other expenses incurred by such Agent on behalf of the Lenders, in connection with the preparation, execution, delivery, administration and enforcement of the Loan Documents (including, without limitation, for any expenses incurred by such Agent in connection with any dispute between such Agent and any Lender or between two or more of the Lenders) and (iii) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against such Agent in any way relating to or arising out of the Loan Documents or any other document delivered in connection therewith or the transactions contemplated thereby (including, without limitation, for any such amounts incurred by or asserted against such Agent in connection with any dispute between such Agent and any Lender or between two or more of the Lenders), or the enforcement of any of the terms of the Loan Documents or of any such other documents, provided that (i) no Lender shall be liable for any of the foregoing to the extent any of the foregoing is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Agent and (ii) any indemnification required pursuant to Section 3.5(vii) shall, notwithstanding the provisions of this Section 10.8, be paid by the relevant Lender in accordance with the provisions thereof. The obligations of the Lenders under this Section 10.8 shall survive payment of the Secured Obligations and termination of this Agreement.

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         10.9. Notice of Default. Neither Agent shall be deemed to have knowledge or notice of the occurrence of any Default or Unmatured Default hereunder unless such Agent has received written notice from a Lender or the Borrower referring to this Agreement describing such Default or Unmatured Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give prompt notice thereof to the Lenders.

         10.10. Rights as a Lender. In the event either Agent is a Lender, such Agent shall have the same rights and powers hereunder and under any other Loan Document with respect to its Revolving Loan Commitment and its Credit Extensions as any Lender and may exercise the same as though it were not an Agent, and the term "Lender" or "Lenders" shall, at any time when an Agent is a Lender, unless the context otherwise indicates, include such Agent in its individual capacity. Either Agent and their respective Affiliates may accept deposits from, lend money to, and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Borrower or any of its Subsidiaries in which the Borrower or such Subsidiary is not restricted hereby from engaging with any other Person. Neither Agent, in its individual capacity, is obligated to remain a Lender.

         10.11. Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent, the Collateral Agent, the Lead Arrangers, the Syndication Agent or any other Lender and based on the financial statements prepared by the Borrower and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Loan Documents. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent, the Collateral Agent, the Lead Arrangers, the Syndication Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents.

         10.12. Successor Agents. (a) The Administrative Agent may resign at any time by giving written notice thereof to the Lenders and the Borrower, such resignation to be effective (x) twenty (20) days after the retiring Administrative Agent gives notice of its intention to resign, if the Administrative Agent resigns due to its determination, in its sole discretion, that being the Administrative Agent poses a conflict of interest for it or (y) otherwise, upon the appointment of a successor Administrative Agent or, if no successor Administrative Agent has been appointed, forty-five (45) days after the retiring Administrative Agent gives notice of its intention to resign. The Administrative Agent may be removed at any time with or without cause by written notice received by the Administrative Agent from the Required Lenders, such removal to be (i) subject to, so long as no Default has occurred and is continuing, the prior written consent of the Borrower, such consent not to be unreasonably withheld and (ii) effective on the date specified by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint, on behalf of the Borrower and the Lenders, a successor Administrative Agent. If no successor Administrative Agent shall have been so

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appointed by the Required Lenders within thirty days after the resigning
Administrative Agent's giving notice of its intention to resign, then the resigning Administrative Agent may appoint, on behalf of the Borrower and the Lenders, a successor Administrative Agent. Notwithstanding the previous sentence, the Administrative Agent may at any time without the consent of the Borrower or any Lender, appoint any of its Affiliates which is a commercial bank as a successor Administrative Agent hereunder. If the Administrative Agent has resigned or been removed and no successor Administrative Agent has been appointed, the Lenders may perform all the duties of the Administrative Agent hereunder and the Borrower shall make all payments in respect of the Obligations to the applicable Lender and for all other purposes shall deal directly with the Lenders. No successor Administrative Agent shall be deemed to be appointed hereunder until such successor Administrative Agent has accepted the appointment. Any such successor Administrative Agent shall be a commercial bank or other financial institution having capital and retained earnings of at least $100,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the resigning or removed Administrative Agent. Upon the effectiveness of the resignation or removal of the Administrative Agent, the resigning or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the Loan Documents. After the effectiveness of the resignation or removal of an Administrative Agent, the provisions of this
Article X shall continue in effect for the benefit of such Administrative Agent in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent hereunder and under the other Loan Documents. In the event that there is a successor to the Administrative Agent by merger, or the Administrative Agent assigns its duties and obligations to an Affiliate pursuant to this Section 10.12, then the term "Prime Rate" as used in this Agreement shall mean the prime rate, base rate or other analogous rate of the new Administrative Agent.

         . (b) The Collateral Agent may resign at any time by giving written notice thereof to the Lenders and the Borrower, such resignation to be effective
(x) twenty (20) days after the retiring Collateral Agent gives notice of its intention to resign, if the Collateral Agent resigns due to its determination, in its sole discretion, that being the Collateral Agent poses a conflict of interest for it, or (y) otherwise upon the appointment of a successor Collateral Agent or, if no successor Collateral Agent has been appointed, forty-five (45) days after the retiring Collateral Agent gives notice of its intention to resign. The Collateral Agent may be removed at any time with or without cause by written notice received by the Collateral Agent from the Required Lenders, such removal to be (i) subject to, so long as no Default has occurred and is continuing, the prior written consent of the Borrower, such consent not to be unreasonably withheld and (ii) effective on the date specified by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint, on behalf of the Borrower and the Lenders, a successor Collateral Agent. If no successor Collateral Agent shall have been so appointed by the Required Lenders within thirty days after the resigning Collateral Agent's giving notice of its intention to resign, then the resigning Collateral Agent may appoint, on behalf of the Borrower and the Lenders, a successor Collateral Agent. Notwithstanding the previous sentence, the Collateral Agent may at any time without the consent of the Borrower or any Lender, appoint any of its Affiliates as a successor Collateral Agent hereunder. If the Collateral Agent has resigned or been removed and no successor Collateral Agent has been appointed, the Lenders may perform all the duties of the Collateral Agent hereunder and the Borrower shall make all payments in respect of the Obligations to the applicable Lender and for all other purposes shall deal directly with the Lenders. No successor Collateral Agent shall be deemed to be appointed hereunder until such successor Collateral Agent has accepted the appointment. Any such

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successor Collateral Agent shall be a commercial bank, trust company or other financial institution having capital and retained earnings of at least $100,000,000. Upon the acceptance of any appointment as Collateral Agent hereunder by a successor Collateral Agent, such successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the resigning or removed Collateral Agent. Upon the effectiveness of the resignation or removal of the Collateral Agent, the resigning or removed Collateral Agent shall be discharged from its duties and obligations hereunder and under the Loan Documents. After the effectiveness of the resignation or removal of a Collateral Agent, the provisions of this Article X shall continue in effect for the benefit of such Collateral Agent in respect of any actions taken or omitted to be taken by it while it was acting as the Collateral Agent hereunder and under the other Loan Documents.

         10.13. Administrative Agent and Lead Arrangers Fees. The Borrower agrees to pay to the Administrative Agent and the Lead Arrangers, for their respective accounts, the fees agreed to by the Borrower, the Administrative Agent and the Lead Arrangers pursuant to that certain letter agreement dated September 3, 2004, or as otherwise agreed from time to time.

         10.14. Delegation to Affiliates. The Borrower and the Lenders agree that each of the Administrative Agent and the Collateral Agent may delegate any of its respective duties under this Agreement to any of its Affiliates. Any such Affiliate (and such Affiliate's directors, officers, agents and employees) which performs duties in connection with this Agreement shall be entitled to the same benefits of the indemnification, waiver and other protective provisions to which such Agent is entitled under Articles IX and X.

         10.15. Co-Agents, Documentation Agent, Syndication Agent, Etc. None of the Lenders, if any, identified in this Agreement as a "co-agent", "documentation agent" or "syndication agent" shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of such Lenders shall have or be deemed to have a fiduciary relationship with any Lender. Each Lender hereby makes the same acknowledgments with respect to such Lenders as it makes with respect to the Administrative Agent and the Collateral Agent in Section 10.11.

         10.16. Collateral Documents. (a) Each Lender authorizes the Collateral Agent to enter into each of the Collateral Documents to which it is a party and to take all action contemplated by such documents. Each Lender agrees that no Holder of Secured Obligations (other than the Collateral Agent) shall have the right individually to seek to realize upon the security granted by any Collateral Document, it being understood and agreed that such rights and remedies may be exercised solely by the Collateral Agent for the benefit of the Holders of Secured Obligations upon the terms of the Collateral Documents.

                  (b) In the event that any Collateral is hereafter pledged by any Person as collateral security for the Secured Obligations, the Collateral Agent is hereby authorized to execute and deliver on behalf of the Holders of Secured Obligations any Loan Documents necessary or appropriate to grant and perfect a Lien on such Collateral in favor of the Collateral Agent on behalf of the Holders of Secured Obligations.

                  (c) The Lenders hereby authorize the Collateral Agent, at its option and in its discretion, to release any Lien granted to or held by the

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Collateral Agent upon any Collateral (i) upon termination of the Revolving Loan
Commitments, LC Commitments, Term Loan B Commitments and payment and satisfaction of all of the Obligations (other than contingent indemnity obligations and Rate Management Obligations) at any time arising under or in respect of this Agreement or the Loan Documents or the transactions contemplated hereby or thereby; (ii) as permitted by, but only in accordance with, the terms of the applicable Loan Document; or (iii) if approved, authorized or ratified in writing by the Required Lenders, unless such release is required to be approved by all of the Lenders hereunder. Upon request by the Collateral Agent at any time, the Lenders will confirm in writing the Collateral Agent's authority to release particular types or items of Collateral pursuant to this Section 10.16.

                  (d) Upon any sale or transfer of assets constituting Collateral which is permitted pursuant to the terms of any Loan Document, or consented to in writing by the Required Lenders or all of the Lenders, as applicable, and upon at least five Business Days' prior written request by the Borrower to the Collateral Agent, the Collateral Agent shall (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of the Liens granted to the Collateral Agent for the benefit of the Holders of Secured Obligations herein or pursuant hereto upon the Collateral that was sold or transferred; provided, however, that (i) the Collateral Agent shall not be required to execute any such document on terms which, in the Collateral Agent's opinion, would expose the Collateral Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Secured Obligations or any Liens upon (or obligations of the Borrower or any Subsidiary in respect of) all interests retained by the Borrower or any Subsidiary, including (without limitation) the proceeds of the sale, all of which shall continue to constitute part of the Collateral.

         10.17. Supplemental Collateral Agent. Anything contained herein or in the Collateral Documents to the contrary notwithstanding, the Administrative Agent may from time to time, when the Administrative Agent deems it necessary, appoint one or more trustees, co-trustees, collateral co-agents or collateral subagents (each a "Supplemental Collateral Agent") with respect to all or any part of the Real Property Collateral. In the event that the Administrative Agent so appoints any Supplemental Collateral Agent with respect to any Real Property Collateral, (i) such Supplemental Collateral Agent shall automatically be vested, in addition to the Administrative Agent, with all rights, powers, privileges, interests and remedies of the Administrative Agent under the Collateral Documents with respect to such Real Property Collateral; (ii) such Supplemental Collateral Agent shall be deemed to be an "Agent" for purposes of this Agreement and the other Loan Documents, and the provisions of Section 9.1 of the Security Agreement, this Article and Section 9.6 hereof that refer to the Agents (or either of them) shall inure to the benefit of such Supplemental Collateral Agent, and all references therein and in the other Loan Documents to

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the Administrative Agent shall be deemed to be references to the Administrative
Agent and/or such Supplemental Collateral Agent, as the context may require; and
(iii) the term "Administrative Agent," when used herein or in any applicable Collateral Document in relation to the Liens on or security interests in such Real Property Collateral granted in favor of the Administrative Agent, and any rights, powers, privileges, interests and remedies of the Administrative Agent with respect to such Real Property Collateral, shall be deemed to include such Supplemental Collateral Agent; provided, however, that no such Supplemental Collateral Agent shall be authorized to take any action with respect to any such Real Property Collateral unless and except to the extent expressly authorized in writing by the Administrative Agent. Should any instrument in writing from the Borrower or any other Credit Party be required by any Supplemental Collateral Agent so appointed by the Administrative Agent to more fully or certainly vest in and confirming to such Supplemental Collateral Agent such rights, powers, privileges and duties, the Borrower shall, or shall cause such Credit Party to, execute, acknowledge and deliver any and all such instruments promptly upon request by the Administrative Agent. If any Supplemental Collateral Agent, or successor thereto, shall die, become incapable of acting, resign or be removed, all the rights, powers, privileges and duties of such Supplemental Collateral Agent, to the extent permitted by law, shall automatically vest in and be exercised by the Administrative Agent until the appointment of a new Supplemental Collateral Agent.

                                   ARTICLE XI
                            SETOFF; RATABLE PAYMENTS

         11.1. Setoff. In addition to, and without limitation of, any rights of the Lenders under applicable law, if the Borrower becomes insolvent, however evidenced, or any other Default occurs, any and all deposits (including all account balances, whether provisional or final and whether or not collected or available) and any other Indebtedness at any time held or owing by any Lender or any Affiliate of any Lender to or for the credit or account of the Borrower may be offset and applied toward the payment of the Secured Obligations owing to such Lender, whether or not the Secured Obligations, or any part thereof, shall then be due.

         11.2. Ratable Payments. If any Lender, whether by setoff or otherwise, has payment made to it upon its Outstanding Revolving Credit Exposure or its Term B Loans (other than payments received pursuant to Section 3.1, 3.2, 3.4 or 3.5) in a greater proportion than that received by any other Lender, such Lender agrees, promptly upon demand, to purchase a participation in the Aggregate Outstanding Revolving Credit Exposure and Term B Loans held by the other Lenders so that after such purchase each Lender will hold its Pro Rata Share, Revolving Loan Pro Rata Share and Term Loan Pro Rata Share. If any Lender, whether in connection with setoff or amounts which might be subject to setoff or otherwise, receives collateral or other protection for its Obligations or such amounts which may be subject to setoff, such Lender agrees, promptly upon demand, to take such action necessary such that all Lenders share in the benefits of such collateral ratably in proportion to their respective Pro Rata Shares. In case any such payment is disturbed by legal process, or otherwise, appropriate further adjustments shall be made.

                                  ARTICLE XII
                BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS

         12.1. Successors and Assigns. The terms and provisions of the Loan Documents shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent and the Lenders and their respective successors and assigns permitted hereby, except that (i) the Borrower shall not have the right to assign its rights or obligations under the Loan Documents without the prior

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written consent of each Lender, (ii) any assignment by any Lender must be made in compliance with Section 12.3, and (iii) any transfer by Participation must be made in compliance with Section 12.2. Any attempted assignment or transfer by any party not made in compliance with this Section 12.1 shall be null and void, unless such attempted assignment or transfer is treated as a participation in accordance with Section 12.3.2. The parties to this Agreement acknowledge that clause (ii) of this Section 12.1 relates only to absolute assignments and this
Section 12.1 does not prohibit assignments creating security interests, including, without limitation, (x) any pledge or assignment by any Lender of all or any portion of its rights under this Agreement and any Note to a Federal Reserve Bank, (y) in the case of a Lender which is a Fund, any pledge or assignment of all or any portion of its rights under this Agreement and any Note to its trustee in support of its obligations to its trustee or (z) any pledge or assignment by any Lender of all or any portion of its rights under this Agreement and any Note to direct or indirect contractual counterparties in swap agreements relating to the Loans; provided, however, that no such pledge or assignment creating a security interest shall release the transferor Lender from its obligations hereunder unless and until the parties thereto have complied with the provisions of Section 12.3. The Administrative Agent may treat the Person which made any Loan or which holds any Note as the owner thereof for all purposes hereof unless and until such Person complies with Section 12.3; provided, however, that the Administrative Agent may in its discretion (but shall not be required to) follow instructions from the Person which made any Loan or which holds any Note to direct payments relating to such Loan or Note to another Person. Any assignee of the rights to any Loan or any Note agrees by acceptance of such assignment to be bound by all the terms and provisions of the Loan Documents. Any request, authority or consent of any Person, who at the time of making such request or giving such authority or consent is the owner of the rights to any Loan (whether or not a Note has been issued in evidence thereof), shall be conclusive and binding on any subsequent holder or assignee of the rights to such Loan.

         12.2. Participations.

                  12.2.1 Permitted Participants; Effect. Any Lender may at any time sell to one or more banks or other entities ("Participants") participating interests in any Outstanding Revolving Credit Exposure of such Lender, any Term B Loans of such Lender, any Note held by such Lender, any Revolving Loan Commitment of such Lender or any other interest of such Lender under the Loan Documents. In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under the Loan Documents shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, such Lender shall remain the owner of its Outstanding Revolving Credit Exposure and Term B Loans and the holder of any Note issued to it in evidence thereof for all purposes under the Loan Documents, all amounts payable by the Borrower under this Agreement shall be determined as if such Lender had not sold such participating interests, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Loan Documents.

                  12.2.2 Voting Rights. Each Lender shall retain the sole right to approve, without the consent of any Participant, any amendment,

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         modification or waiver of any provision of the Loan Documents other than any amendment, modification or waiver with respect to any Credit Extension or Revolving Loan Commitment in which such Participant has an interest which would require consent of all of the Lenders or all of the Lenders directly affected thereby pursuant to the terms of Section
         8.2 or of any other Loan Document.

                  12.2.3 Benefit of Certain Provisions. The Borrower agrees that each Participant shall be deemed to have the right of setoff provided in Section 11.1 in respect of its participating interest in amounts owing under the Loan Documents to the same extent as if the amount of its participating interest were owing directly to it as a Lender under the Loan Documents, provided that each Lender shall retain the right of setoff provided in Section 11.1 with respect to the amount of participating interests sold to each Participant. The Lenders agree to share with each Participant, and each Participant, by exercising the right of setoff provided in Section 11.1, agrees to share with each Lender, any amount received pursuant to the exercise of its right of setoff, such amounts to be shared in accordance with Section 11.2 as if each Participant were a Lender. The Borrower further agrees that each Participant shall be entitled to the benefits of Sections 3.1, 3.2, 3.4 and 3.5 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 12.3, provided that (i) a Participant shall not be entitled to receive any greater payment under
         Section 3.1, 3.2 or 3.5 than the Lender who sold the participating interest to such Participant would have received had it retained such interest for its own account, unless the sale of such interest to such Participant is made with the prior written consent of the Borrower, and
         (ii) any Participant not incorporated under the laws of the United States of America or any State thereof agrees to comply with the provisions of Section 3.5 to the same extent as if it were a Lender.

         12.3. Assignments.

                  12.3.1 Permitted Assignments. Any Lender may at any time assign to one or more banks or other entities ("Purchasers") all or any part of its rights and obligations under the Loan Documents. Such assignment shall be evidenced by an agreement substantially in the form of Exhibit C or in such other form as may be agreed to by the parties thereto (each such agreement, an "Assignment Agreement"). Each such assignment with respect to a Purchaser which is not a Lender or an Affiliate of a Lender or an Approved Fund shall either be in an amount equal to the entire applicable Revolving Loan Commitment, LC Commitment, Term Loan B Commitment and Outstanding Revolving Credit Exposure and/or Term B Loans, as applicable, of the assigning Lender or (unless each of the Borrower and the Administrative Agent otherwise consents) be in an aggregate amount not less than $1,000,000 (with contemporaneous assignments to Approved Funds of a single Lender being treated as one assignment for purposes of such minimum amount). The amount of the assignment shall be based on the Revolving Loan Commitment, LC Commitment, Term Loan B Commitment, Outstanding Revolving Credit Exposure (if the Revolving Loan Commitment has been terminated) and/or outstanding Term B Loans (if the Term Loan B Commitment has been terminated), as applicable, subject to the assignment, determined as of the date of such assignment or as of the "Trade Date," if the "Trade Date" is specified in the Assignment Agreement.

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                  12.3.2 Consents. The consent of the Borrower shall be required prior to an assignment becoming effective unless the Purchaser is a Lender, an Affiliate of a Lender or an Approved Fund, provided that the consent of the Borrower shall not be required if (i) a Default has occurred and is continuing, (ii) if such assignment is in connection with the physical settlement of any Lender's obligations to direct or indirect contractual counterparties in swap agreements relating to the Loans or (iii) if such assignment is made in connection with the primary syndication of the loans and commitments hereunder. The consent of the Administrative Agent shall be required prior to an assignment becoming effective unless the Purchaser is a Lender, an Affiliate of a Lender or an Approved Fund. The consent of each of the LC Issuers shall be required prior to an assignment of any Revolving Loan Commitment any LC Commitment or Outstanding Revolving Credit Exposure becoming effective. Any consent required under this Section 12.3.2 shall not be unreasonably withheld or delayed.

                  12.3.3 Effect; Effective Date. Upon delivery to the Administrative Agent of an Assignment Agreement, together with any consents required by Sections 12.3.1 and 12.3.2, such assignment shall become effective as of the effective date specified in such assignment after recordation of such assignment by the Administrative Agent in the Register pursuant to Section 12.3.4. The Assignment Agreement shall contain a representation by the Purchaser to the effect that none of the consideration used to make the purchase of the Revolving Loan Commitment, LC Commitment and Outstanding Revolving Credit Exposure and/or Term B Loans, as applicable, under the applicable Assignment Agreement constitutes "plan assets" as defined under ERISA and that the rights and interests of the Purchaser in and under the Loan Documents will not be "plan assets" under ERISA. On and after the effective date of such assignment, such Purchaser shall for all purposes be a Lender party to this Agreement and any other Loan Document executed by or on behalf of the Lenders and shall have all the rights and obligations of a Lender under the Loan Documents, to the same extent as if it were an original party thereto, and the transferor Lender shall be released with respect to the Revolving Loan Commitment, LC Commitment and Outstanding Revolving Credit Exposure and/or Term B Loans, as applicable, assigned to such Purchaser without any further consent or action by the Borrower, the Lenders or the Administrative Agent. In the case of an assignment covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a Lender hereunder but shall continue to be entitled to the benefits of, and subject to, those provisions of this Agreement and the other Loan Documents which survive payment of the Obligations and termination of the applicable agreement. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 12.3 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 12.2. Upon the consummation of any assignment to a Purchaser pursuant to this Section 12.3.3, the transferor Lender, the Administrative Agent and the Borrower shall, if the transferor Lender or the Purchaser desires that its Loans be evidenced by Notes, make appropriate arrangements so that new Notes or, as appropriate, replacement Notes are issued to such transferor Lender, if applicable, and new Notes or, as appropriate, replacement Notes, are issued to such Purchaser, in each case in principal amounts reflecting their respective Revolving Loan Commitments (or, if the Revolving Loan

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         Termination Date has occurred, their respective Outstanding Revolving
         Credit Exposure) or Term Loan B Commitments (or, if the Term Loan B Commitments have been terminated, outstanding Term B Loans), as applicable, as adjusted pursuant to such assignment.

                  12.3.4 Register. The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain a copy of each Assignment Agreement delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Revolving Loan Commitments of, LC Commitments of, and principal amounts of the Credit Extensions owing to, each Lender pursuant to the terms hereof from time to time (the "Register") and shall record in the Register each assignment pursuant to each Assignment Agreement delivered to it. The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender at any reasonable time and from time to time upon reasonable prior notice.

                  12.3.5 Borrower Increased Costs. Notwithstanding any other provision of this Agreement to the contrary, if solely and directly as a result of any assignment or transfer effected by a Lender under this Agreement, there arises or will arise any obligation on the part of the Borrower under Article III of this Agreement to pay any sum in excess of the sum (if any) which, but for such assignment or transfer, it would have been obliged to pay to such Lender as an additional amount under Article III, the Borrower shall not be obliged to pay such excess.

         12.4. Dissemination of Information. The Borrower authorizes each Lender to disclose to any Participant or Purchaser or any other Person acquiring an interest in the Loan Documents by operation of law (each a "Transferee") and any prospective Transferee any and all information in such Lender's possession concerning the creditworthiness of the Borrower and its Subsidiaries, including without limitation any information contained in any Reports; provided that each Transferee and prospective Transferee agrees to be bound by Section 9.11 of this Agreement.

         12.5. Tax Treatment. If any interest in any Loan Document is transferred to any Transferee which is not incorporated under the laws of the United States or any State thereof, the transferor Lender shall cause such Transferee, concurrently with the effectiveness of such transfer, to comply with the provisions of Section 3.5(iv).

                                  ARTICLE XIII
                                     NOTICES

         13.1. Notices; Effectiveness; Electronic Communication

                  13.1.1 Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in Section 13.1.2 below), all notices and other

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         communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier as follows:

                  (i) if to the Borrower, at its address or telecopier number set forth on the signature page hereof;

                  (ii) if to the Administrative Agent, at its address or telecopier number set forth on the signature page hereof;

                  (iii) if to an Initial LC Issuer, at its address or telecopier number set forth on the signature page hereof;

                  (iv) if to a Lender, to it at its address (or telecopier number) set forth in its Administrative Questionnaire.

         Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices delivered through electronic communications to the extent provided in Section
         13.1.2 below, shall be effective as provided in said Section 13.1.2.

                  13.1.2 Electronic Communications. Notices and other communications to the Lenders and the LC Issuers hereunder may be delivered or furnished by electronic communication (including e-mail and internet or intranet websites) pursuant to procedures approved by the Administrative Agent or as otherwise determined by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or any LC Issuer pursuant to Article II if such Lender or such LC Issuer, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may, in its respective discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it or as it otherwise determines, provided that such determination or approval may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender's receipt of an acknowledgement from the intended recipient (such as by the "return receipt requested" function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not given during the normal business hours of the recipient, such notice or communication shall be deemed to have been given at the opening of business on the next Business Day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

         13.2. Change of Address, Etc. Any party hereto may change its address or telecopier number for notices and other communications hereunder by notice to the other parties hereto.

                                  ARTICLE XIV
         COUNTERPARTS; INTEGRATION; EFFECTIVENESS; ELECTRONIC EXECUTION

         14.1. Counterparts; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Except as provided in Article IV, this Agreement shall become effective when it shall have been executed by the Borrower, the Administrative Agent, the Initial LC Issuers and the Lenders and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of such parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

         14.2. Electronic Execution of Assignments. The words "execution," "signed," "signature," and words of like import in any Assignment Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, or any other state laws based on the Uniform Electronic Transactions Act.

                                   ARTICLE XV
          CHOICE OF LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL

         15.1. CHOICE OF LAW. THE LOAN DOCUMENTS (OTHER THAN THOSE CONTAINING A CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         15.2. CONSENT TO JURISDICTION. THE BORROWER HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK CITY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS AND THE BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL

LIMIT THE RIGHT OF THE ADMINISTRATIVE AGENT, ANY LC ISSUER, ANY LENDER OR ANY HOLDER OF SECURED OBLIGATIONS TO BRING PROCEEDINGS AGAINST THE BORROWER IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY THE BORROWER AGAINST THE ADMINISTRATIVE AGENT, ANY LC ISSUER, ANY LENDER OR ANY HOLDER OF SECURED OBLIGATIONS OR ANY AFFILIATE OF THE ADMINISTRATIVE AGENT, ANY LC ISSUER, ANY LENDER OR ANY HOLDER OF SECURED OBLIGATIONS INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN NEW YORK CITY, NEW YORK.

         15.3. WAIVER OF JURY TRIAL. THE BORROWER, THE ADMINISTRATIVE AGENT, ANY LC ISSUER, EACH LENDER, AND EACH OTHER HOLDER OF SECURED OBLIGATIONS HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.



                            [Signature Pages Follow]

         IN WITNESS WHEREOF, the Borrower, the Lenders, the Initial LC Issuers and the Administrative Agent have executed this Agreement as of the date first above written.



                                  HEADWATERS INCORPORATED
                                   as the Borrower


                                  By:  /s/ Steven G. Stewart
                                     ----------------------------------
                                  Name:  Steven G. Stewart
                                  Title: Chief Financial Officer
                                        10653 S. River  Front Parkway, Suite 300
                                        South Jordan, Utah  84095
                                  Attention:   Steven G. Stewart
                                           Telephone:  (801) 984-9400
                                           FAX:  (801) 984-9430

                            MORGAN STANLEY SENIOR FUNDING, INC., as a Lender, as Swing Line Lender, as Initial LC Issuer, as Administrative Agent, and as Joint Lead Arranger


                            By:  /s/ Todd Vannucci
                                ------------------------------------------------
                            Name: Todd Vannucci
                            Title: Executive Director
                                  1633 Broadway, 25th Floor
                                  New York, NY 10019

                            Attention:    James Morgan/Larry Benison
                            Telephone:  212-537-1470/1439
                            FAX:  212-537-1867/1866
                            Email: james.morgan@morganstanley.com/
                            larry.benison@morganstanley.com



                            MORGAN STANLEY & CO. INCORPORATED, as Collateral
                            Agent


                            By: /s/ Todd Vannucci

                            Name: Todd Vannucci
                            Title: Executive Director
                            1633 Broadway, 25th Floor
                            New York, NY 10019

                            Attention: James Morgan/Larry Benison
                            Telephone:  212-537-1470/1439
                            FAX:  212-537-1867/1866
                            Email: james.morgan@morganstanley.com/
                            larry.benison@morganstanley.com

                            JPMORGAN CHASE BANK, as a Lender
                            and Syndication Agent


                            By: /s/ David L. Howard______________
                            Name: David L. Howard
                            Title:  Vice President
                                    2200 Ross Avenue, Floor 3
                                    Dallas, TX 75201

                            Attention: David L. Howard
                            Tel: 214-965-4756
                            Fax: 214-965-2044
                            Email: david.l.howard@chase.com

                            With a copy to:
                            Bank One, N.A.
                            Attention: Tony C. Nielsen
                            50 West Broadway, Salt Lake City, UT 84101
                            Tel: 801-481-5004/Fax: 801-481-5031
                            Email: tony_c_Nielsen@bankone.com


                            J.P. MORGAN SECURITIES
                            INC., as Joint Lead
                            Arranger


                            By: /s/ Adam G. Bernard____________
                            Name: Adam G. Bernard
                            Title:  Vice President
                                    270 Park Avenue, Floor 5
                                    New York, NY 10017

                            Attention: Adam G. Bernard
                            Tel: 212-270-9253
                            Fax: 212-270-1063
                            Email: adam.g.bernard@jpmorgan.com

                            BANK ONE, NA, as Initial LC Issuer


                            By:    /s/ Tony C. Nielsen
                                  ---------------------------------------------
                            Name:           Tony C. Nielsen
                            Title:          First Vice President

                            Attention:      Tony C. Nielsen
                                            ------------------------------------
                                   Telephone:  801-481-5004
                                   FAX:  801-481-5031
                                   email:  tony_c_Nielsen@bankone.com

                               COMMITMENT SCHEDULE


                           Revolving Loan Commitments

                              Amount of Revolving      % of Aggregate Revolving
Lender                          Loan Commitment             Loan Commitment
------                        -------------------      ------------------------
Morgan Stanley Senior
  Funding, Inc.                  $30,000,000                     50%

JPMorgan Chase Bank              $30,000,000                     50%
TOTAL                            $60,000,000.00                  100%



                             Term Loan B Commitments

                                Amount of Term              % of Aggregate Term
Lender                         Loan B Commitment              Loan B Commitment
------                         -----------------            -------------------
Morgan Stanley Senior
  Funding, Inc.                 $320,000,000                          50%

JPMorgan Chase Bank             $320,000,000                          50%
TOTAL                           $640,000,000.00                       100%




                           Letter of Credit Commitment

                                                      Amount of Letter of
          LC Issuer                                    Credit Commitment
          ---------                                    -----------------
Morgan Stanley Senior Funding, Inc.                      $25,000,000
Bank One, NA                                             $2,070,000
TOTAL

                                PRICING SCHEDULE

========================= ============= ============= ============= ============
APPLICABLE                LEVEL I       LEVEL II      LEVEL III     LEVEL IV
MARGIN FOR REVOLVING      STATUS        STATUS        STATUS        STATUS
LOANS
------------------------- ------------- ------------- ------------- ------------
Eurodollar Rate           1.75%         2.00%         2.25%         2.50%
------------------------- ------------- ------------- ------------- ------------
Floating Rate             0.75          1.00%         1.25%         1.50%
========================= ============= ============= ============= ============

========================= ============= ============= ============= ============
APPLICABLE FEE            LEVEL I       LEVEL II      LEVEL III     LEVEL IV
RATE                      STATUS        STATUS        STATUS        STATUS
------------------------- ------------- ------------- ------------- ------------
Commitment Fee            0.50%         0.625%        0.625%        0.75%
========================= ============= ============= ============= ============


=================================== ====================== =====================
APPLICABLE                          TERM LEVEL I STATUS    TERM LEVEL II STATUS
MARGIN FOR TERM B LOANS
----------------------------------- ---------------------- ---------------------
Eurodollar Rate                     3.00%                  3.25%
----------------------------------- ---------------------- ---------------------
Floating Rate                       2.00%                  2.25%
=================================== ====================== =====================


         For the purposes of this Schedule, the following terms have the following meanings, subject to the final paragraph of this Schedule:

         "Financials" means the annual or quarterly financial statements of the Borrower delivered pursuant to Section 6.1.1 or 6.1.2.

         "Level I Status" exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, the Total Leverage Ratio is less than 3.0 to 1.0.

         "Level II Status" exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, (i) the Borrower has not qualified for Level I Status and (ii) the Total Leverage Ratio is less than 3.5 to 1.0.

         "Level III Status" exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, (i) the Borrower has not qualified for Level I Status or Level II Status and (ii) the Total Leverage Ratio is less than 4.0 to 1.0.

         "Level IV Status" exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, the Borrower has not qualified for Level I Status or Level II Status or Level III Status.

         "Status" means (x) either Level I Status, Level II Status, Level III Status or Level IV Status and (y) either Term Level I Status or Term Level II Status, as applicable.

         "Term Level I Status" exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, the Total Leverage Ratio is less than or equal to 3.75 to 1.0.

         "Term Level II Status" exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, the Borrower has not qualified for Term Level I Status.

         The Applicable Margin in respect of each Facility and Applicable Fee Rate shall be determined in accordance with the foregoing table applicable to such Facility or fee based on the Borrower's Status as reflected in the then most recent Financials. Adjustments, if any, to the Applicable Margin or Applicable Fee Rate shall be effective five Business Days after the Administrative Agent has received the applicable Financials. If the Borrower fails to deliver the Financials to the Administrative Agent at the time required pursuant to Section 6.1, then the Applicable Margin in respect of each Facility and Applicable Fee Rate shall be the highest Applicable Margin and Applicable Fee Rate set forth in the foregoing table applicable to such Facility or fee until five days after such Financials are so delivered.

         Notwithstanding the foregoing, Level IV Status and Term Level II Status shall be deemed to be applicable until five (5) Business Days after the Administrative Agent's receipt of the applicable Financials for the Borrower's fiscal quarter ending on or about September 30, 2004 and adjustments to the Applicable Margin for each Facility and Applicable Fee Rate shall thereafter be effected in accordance with the preceding paragraph.

                                   SCHEDULE I





                             [Intentionally Omitted]

                                  SCHEDULE III

                     PERMITTED ALTERNATIVE FUEL ACQUISITION

                    Membership interests in DTE IndyCoke, LLC

                                  SCHEDULE 2.20

                           EXISTING LETTERS OF CREDIT

1. Letter of Credit no. CLS420210 dated May 17, 2004, issued by Bank One, NA in favor of Dow Reichold Specialty Laytex LLC in the face amount of $1,500,000.

2. Letter of Credit no. CLS420287 dated June 24, 2004 (and amended June 30, 2004), issued by Bank One, NA in favor of National Union Fire Insurance Company and other parties named therein as beneficiaries in the face amount of $470,000.

3. Letter of Credit no. CLS420422 dated September 7, 2004, issued by Bank One, NA in favor of Wells Fargo Bank, National Association in the face amount of $100,000.

                                  SCHEDULE 5.7

                                   LITIGATION

Headwaters:

1. Boynton, et al v. Headwaters, Inc. et al, U.S. Dist. Ct. W.D. Tenn., Civ. No. 1-02-1111, filed 2002.

         In October 1998, Headwaters entered into a technology purchase agreement with James G. Davidson and Adtech, Inc. The transaction transferred certain patent and royalty rights to Headwaters related to a synthetic fuel technology invented by Davidson. (This technology is distinct from the technology developed by Headwaters.) This action is factually related to an earlier action brought by certain purported officers and directors of Adtech, Inc. That action was dismissed by the United States District Court for the Western District of Tennessee and the District Court's order of dismissal was affirmed on appeal. In the current action, the allegations arise from the same facts, but the claims are asserted by certain purported stockholders of Adtech. In June 2002, Headwaters received a summons and complaint from the United States District Court for the Western District of Tennessee alleging, among other things, fraud, conspiracy, constructive trust, conversion, patent infringement and interference with contract arising out of the 1998 technology purchase agreement entered into between Davidson and Adtech on the one hand, and Headwaters on the other. The complaint seeks declaratory relief and compensatory damages in the approximate amount of $10 million and punitive damages. The District Court has dismissed all claims against Headwaters except conspiracy and constructive trust. The case is set for trial in November 2004.

2. AGTC v. Headwaters Incorporated, American Arbitration Association, Salt Lake City, Utah, No. 81 181 031 02, filed 2002.

         In March 1996, Headwaters entered into an agreement with AGTC and its associates for certain services related to the identification and selection of synthetic fuel projects. In March 2002, AGTC filed an arbitration demand in Salt Lake City, Utah claiming that it is owed commissions under the 1996 agreement for 8% of the revenues received by Headwaters from the Port Hodder project. AGTC claims approximate damages in a range between $520,000 and $14,000,000. Headwaters asserts that AGTC did not perform under the agreement and that the agreement was terminated and the disputes were settled in July 1996. Headwaters has filed an answer in the arbitration, denying AGTC's claims and has asserted counterclaims against AGTC. In July and August 2004, the arbitrator held hearings. The arbitrator has asked the parties for post-hearing briefs and proposed findings and conclusions.

3. Headwaters Incorporated v. AJG Financial Services, Inc., Fourth Dist. Ct., State of Utah, Civ. No. 000403381, filed 2000.

         In December 1996, Headwaters entered into a technology license and proprietary chemical reagent sale agreement with AJG Financial Services, Inc. The agreement called for AJG to pay royalties and to purchase proprietary chemical reagent material from Headwaters. In October 2000, Headwaters filed a complaint in the Fourth District Court for the State of Utah against AJG alleging that it had failed to make payments and to perform other obligations under the agreement. Headwaters asserts claims including breach of contract, declaratory judgment, unjust enrichment and accounting and seeks money damages as well as other relief. AJG's answer to the complaint denies Headwaters' claims and asserted counterclaims based upon allegations of misrepresentation and breach of contract. AJG seeks compensatory damages in the approximate amount of $71 million and punitive damages. Headwaters denies the allegations of AJG's counterclaims. The case is set for trial in January 2005.

4. EEOC and Chavez et al v. Eldorado Stone, LLC, U.S. Dist. Ct. W.D. Wash., Civ. No. CV03-2768P, filed 2003.

         In September 2003, the EEOC filed a complaint in the Federal District Court for the Western District of Washington against Eldorado Stone, LLC, an affiliated company, and certain individuals alleging sexual harassment, retaliation, and constructive discharge in violation of the Civil Rights Act, arising out of the operations at a Carnation, Washington facility. Six individual former employees joined the lawsuit alleging multiple related causes of action. Plaintiffs pray for injunctive relief as well as compensatory and punitive damages. Eldorado Stone has filed answers to the complaints, denying liability and damages. Plaintiffs have not provided a damages calculation, but estimates range between $500,000 and $1,000,000.

5. McEwan v. Headwaters Incorporated, Fourth Dist. Ct., State of Utah, Civ. No. 040401670, filed 2004.

         In 1995, Headwaters granted stock options to a member of its board of directors, Lloyd , McEwan. The director resigned from the board in 1996. Headwaters has declined McEwan's attempts to exercise most of the options on grounds that the options terminated. In May 2004, McEwan filed a complaint in the Fourth District Court for the State of Utah against Headwaters alleging breach of contract, breach of implied covenant of good faith and fair dealing, fraud, and misrepresentation. McEwan seeks declaratory relief as well as compensatory damages in the approximate amount of $2,000,000 and punitive damages. Headwaters has filed an answer denying McEwan's claims and has asserted counterclaims against McEwan. McEwan denies the counterclaims.

Tapco:(1)

1. Eason Associates Sales Company, Inc. vs. Darin Lee Watson, Evergreene Marketing, Inc., John D. Greene, and Franklin Murray Hyatt, North Carolina Superior Court, Columbus County, Division Case No. 03CV01428.

         Eason Associate Sales Company, Inc. ("Eason"), a company which formerly provided sales representatives to Tapco International Corporation ("Tapco International"), filed a claim on November 3, 2003 against two former Tapco International individual sales representatives, John D. Greene and Franklin Murray Hyatt, seeking compensatory damages in excess of $10,000 and punitive damages. Although Tapco International is not a named defendant in the suit, Tapco International has an oral indemnification agreement with Mr. Greene and Mr. Hyatt and has, consequently, undertaken their defense. Although the suit is still ongoing, Tapco International believes that the General Release obtained from Eason pursuant to settlement of an earlier related lawsuit filed by Eason against Tapco International bars this second lawsuit.

2. Richard Grubola vs. Tapco International Corporation, Wayne County Circuit Court, State of Michigan, Case No. 03-318496NZ.

         On June 9, 2003, Richard Grubola, an employee of Tapco International who was terminated in 2002, filed an age discrimination complaint. Although the claims was denied by the EEOC on March 10, 2003, the matter is still ongoing. Mr. Grubola claims compensatory damages in the amount of $25,000, exemplary damages in the amount of $25,000 and lost wages and benefits, past and future. Tapco International maintains that the decision to terminate Mr. Grubola was performance-related.

3. Dinesol Building Products, Ltd. vs. Tapco International, Inc., U.S. District Court for the Northern District of Ohio, Case No. 4:04 CV 0185.

         This litigation involves claims and counterclaims for both patent infringement and trade dress claims in connection with certain vent, block and shutter products. While the patent infringement claims were settled in June 2004 pursuant to a settlement agreement under which Dinesold Building Products, Ltd. agreed to change its design, the trade dress claims are currently being litigated.

4. Tapco International Corporation vs. Novik Inc., U.S. District Court for the Eastern District of Michigan, Case No. 03-72109.

-------------
(1) The information regarding litigation involving Tapco Holdings, Inc. and its subsidiaries ("Tapco") is based solely on information received from Tapco's counsel, Skadden, Arps, Slate, Meagher & Flom LLP.

         On May 29, 2003, Tapco International filed a claim of patent infringement against a Canadian competitor, Novik, Inc. ("Novik"). Tapco International is seeking preliminary and permanent enjoinment of Novik from infringing various of its patents.

5. Pamela Darling vs. Tapco International Corporation, Michigan Department of Civil Rights, Complaint/Charge No. 316048, EEOC 23AA400557C.

         Pamela Darling, a current employee of Tapco International, filed a claim of age, gender and disability discrimination against her employer. No specific amount of damages have been claimed. On January 20, 2004, the State of Michigan Department of Civil Rights sent Tapco International a notice requesting a response to interrogatories and a statement of position with regard to the complaint. Tapco responded to this request in a letter dated February 17, 2004. In this letter, Tapco International states that no adverse employment action has been taken against Ms. Darling and requests that the charge be dismissed with a finding of no probable cause.

6.       Metamora

         There is historical contamination at the 4057 South Oak Street, Metamora, MI property, which has been the subject of several investigations. Initially, the site was targeted for investigation due to a disgruntled former employee's 1991 report of illegal disposal of hazardous waste drums in a pond on the property that has since been filled. Subsequent investigation discredited the employee's claims but did turn up modest levels of contaminants at the site. A No Further Action ("NFA") letter from the Michigan Department of Environmental Quality has been requested. There are presently no estimates of amounts of remediation should remediation eventually be required.

7. Internal Revenue Service audit of Tapco Holdings, Inc. & Subsidiaries federal income tax returns for the tax year ended October 31, 2002.

8. Workers Compensation claims by Brandon Montrull, Anna Hotelling, Matthew Little and Pamela Darling.

                                  SCHEDULE 5.8

                                  SUBSIDIARIES

Headwaters:

--------------------- -------------- --------------- ------------------ --------------- ---------------- -----------------
                                                                           Number of       Number of      Percentage of
                                                      Class of Equity       Shares          Shares          its Equity
        Name             Parent       Jurisdiction       Interest         Authorized      Outstanding     Interest Owned
--------------------- -------------- --------------- ------------------ --------------- ---------------- -----------------
ACM Block & Brick     ACM  Block  &       Utah         Common Stock           100             100              100
General, Inc.         Brick, LLC
--------------------- -------------- --------------- ------------------ --------------- ---------------- -----------------
ACM Block & Brick     American            Utah             Units              --              --               100
Partner, LLC          Construction
                      Materials, Inc.
--------------------- -------------- --------------- ------------------ --------------- ---------------- -----------------
ACM Block & Brick,    American            Utah             Units              --              --               100
LLC                   Construction
                      Materials,
                      Inc.
--------------------- -------------- --------------- ------------------ --------------- ---------------- -----------------
ACM Block & Brick,    ACM  Block  &      Texas          Partnership           --              --                1
LP                    Brick                              Interest
                      General,
                      Inc.
                      (General
                      Partner)
                      --------------                                                                     -----------------
                      ACM  Block  &                                                                             99
                      Brick
                      Partner, LLC
                      (Limited
                      Partner)
--------------------- -------------- --------------- ------------------ --------------- ---------------- -----------------
ACM FlexCrete, LP     ACM  Block  &      Texas          Partnership           --              --                1
                      Brick                              Interest
                      General,
                      Inc.
                      (General
                      Partner)
                      --------------                                                                     -----------------
                      ACM  Block  &                                                                             99
                      Brick
                      Partner, LLC
                      (Limited
                      Partner)
--------------------- -------------- --------------- ------------------ --------------- ---------------- -----------------
ACM Georgia, Inc.     ACM  Block  &     Georgia        Common Stock           100             100              100
                      Brick
                      Partner, LLC
                      (Limited
                      Partner)
--------------------- -------------- --------------- ------------------ --------------- ---------------- -----------------
American              Headwaters          Utah         Common Stock           100             100              100
Construction          Incorporated
Materials, Inc.
--------------------- -------------- --------------- ------------------ --------------- ---------------- -----------------
Best Masonry  &       ISG                Texas          Common Stock       100,000           1,000             100
Tool Supply, Inc.     Resources,
                      Inc.
--------------------- -------------- --------------- ------------------ --------------- ---------------- -----------------
Chihuahua Stone LLC   Eldorado          Delaware           Units              --              --               100
                      Stone LLC
                      (Member)
--------------------- -------------- --------------- ------------------ --------------- ---------------- -----------------

                                       7

--------------------- -------------- --------------- ------------------ --------------- ---------------- -----------------
                                                                           Number of       Number of      Percentage of
                                                      Class of Equity       Shares          Shares          its Equity
        Name             Parent       Jurisdiction       Interest         Authorized      Outstanding     Interest Owned
--------------------- -------------- --------------- ------------------ --------------- ---------------- -----------------
Covol Engineered      Headwaters          Utah             Units              --              --               100
Fuels, LC             Clean Coal
                      Corp.
--------------------- -------------- --------------- ------------------ --------------- ---------------- -----------------
Covol Services        Headwaters          Utah         Common Stock           100             100              100
Corporation           Incorporated
--------------------- -------------- --------------- ------------------ --------------- ---------------- -----------------
Don's Building        ISG                Texas          Partnership           --              --                1
Supply, L.P.          Manufactured                       Interest
                      Products,
                      Inc.
                      (General
                      Partner)
                      --------------                                                                     -----------------
                      ISG Partner,                                                                              99
                      Inc.
--------------------- -------------- --------------- ------------------ --------------- ---------------- -----------------
Eagle Stone & Brick   Eldorado          Delaware           Units              --              --               100
LLC                   Stone
                      (Member)
--------------------- -------------- --------------- ------------------ --------------- ---------------- -----------------
Eldorado              Headwaters          Utah             Units              --              --               100
Acquisition, LLC      Incorporated
--------------------- -------------- --------------- ------------------ --------------- ---------------- -----------------
Eldorado Funding Co.  Headwaters          Utah         Common Stock           100             100              100
                      Incorporated
--------------------- -------------- --------------- ------------------ --------------- ---------------- -----------------
Eldorado              Headwaters          Utah         Common Stock           100             100              100
G-Acquisition Co.     Incorporated
--------------------- -------------- --------------- ------------------ --------------- ---------------- -----------------
Eldorado              Headwaters          Utah         Common Stock           100             100              100
SC-Acquisition Co.    Incorporated
--------------------- -------------- --------------- ------------------ --------------- ---------------- -----------------
Eldorado Stone        Eldorado          Delaware           Units              --              --                4
Acquisition Co., LLC  G-Acquisition
                      Co.
                      --------------                                                                     -----------------
                      Eldorado                                                                                  96
                      Acquisition,
                      LLC
--------------------- -------------- --------------- ------------------ --------------- ---------------- -----------------
Eldorado Stone        Eldorado         Washington      Common Stock          5000            1000              100
Corporation           Stone
                      Acquisition
                      Co., LLC
--------------------- -------------- --------------- ------------------ --------------- ---------------- -----------------
Eldorado Stone        Eldorado            Utah             Units              --              --                50
Funding Co., LLC      G-Acquisition
                      Co.
--------------------- -------------- --------------- ------------------ --------------- ---------------- -----------------
Eldorado Stone        Eldorado            Utah             Units              --              --                50
Funding Co., LLC      Acquisition,
                      LLC
--------------------- -------------- --------------- ------------------ --------------- ---------------- -----------------
Eldorado Stone LLC    Eldorado          Delaware           Units              --              --                22
                      Stone
                      Coporation
                      --------------                                                                     -----------------
                      Northwest                                                                                 17
                      Stone &
                      Brick Co.,
                      Inc.
--------------------- -------------- --------------- ------------------ --------------- ---------------- -----------------

                                       8

--------------------- -------------- --------------- ------------------ --------------- ---------------- -----------------
                                                                           Number of       Number of      Percentage of
                                                      Class of Equity       Shares          Shares          its Equity
        Name             Parent       Jurisdiction       Interest         Authorized      Outstanding     Interest Owned
--------------------- -------------- --------------- ------------------ --------------- ---------------- -----------------
                      Eldorado                                                                                  24
                      SC-Acquisition
                      Co.
                      --------------                                                                     -----------------
                      Eldorado                                                                                  37
                      Stone
                      Acquisition
                      Co., LLC
--------------------- -------------- --------------- ------------------ --------------- ---------------- -----------------
Eldorado Stone        Eldorado          Delaware           Units              --              --               100
Operations LLC        Stone LLC
--------------------- -------------- --------------- ------------------ --------------- ---------------- -----------------
FlexCrete Building    ISG                 Utah             Units              --              --                90
Systems, L.C.         Resources,
                      Inc.
--------------------- -------------- --------------- ------------------ --------------- ---------------- -----------------
Florida N-Viro, L.P.  VFL               Delaware            --                --              --                51
                      Technology
                      Corporation
                      (GP)
--------------------- -------------- --------------- ------------------ --------------- ---------------- -----------------
Florida N-Viro        VFL               Delaware           Units              --              --                52
Management, LLC       Technology
                      Corporation
                      (Member)
--------------------- -------------- --------------- ------------------ --------------- ---------------- -----------------
Global Climate        Headwaters          Utah         Common Stock           100             100              100
Reserve Corporation   Incorporated
--------------------- -------------- --------------- ------------------ --------------- ---------------- -----------------
Headwaters Clean      Headwaters          Utah         Common Stock           100             100              100
Coal Corp.            Incorporated
--------------------- -------------- --------------- ------------------ --------------- ---------------- -----------------
Headwaters Heavy      Headwaters          Utah         Common Stock           100             100               90
Oil, Inc.             Incorporated
--------------------- -------------- --------------- ------------------ --------------- ---------------- -----------------
Headwaters            Headwaters          Utah         Common Stock           100             100              100
NanoKinetix, Inc.     Incorporated
--------------------- -------------- --------------- ------------------ --------------- ---------------- -----------------
Headwaters Olysub     Headwaters        Delaware        Common Stock        1, 000            100              100
Corporation           Incorporated
--------------------- -------------- --------------- ------------------ --------------- ---------------- -----------------
Headwaters            Headwaters          Utah         Common Stock           100             100              100
Technology            Incorporated
Innovation Group,
Inc.
--------------------- -------------- --------------- ------------------ --------------- ---------------- -----------------
HTI Chemical          Headwaters       New Jersey      Common Stock        1,000,000          100              100
Subsidiary, Inc.      Technology
(f/k/a Chemsampco,    Innovation
Inc.)                 Group
--------------------- -------------- --------------- ------------------ --------------- ---------------- -----------------
Hydrocarbon           Hydrocarbon       Canada,       Class A (Common      Unlimited       1,000,000           100
Technologies          Technologies,   province of         Voting)
Canada, Inc.          Inc.              Alberta
                      --------------                 ------------------ --------------- ---------------- -----------------
                           --                         Class B (Common     Unlimited            0                --
                                                        Non-Voting)
                      --------------                 ------------------ --------------- ---------------- -----------------
                           --                             Class C         Unlimited            0                --
                                                        (Preferred
                                                        Redeemable
                                                          Voting)
--------------------- -------------- --------------- ------------------ --------------- ---------------- -----------------

                                       9

--------------------- -------------- --------------- ------------------ --------------- ---------------- -----------------
                                                                           Number of       Number of      Percentage of
                                                      Class of Equity       Shares          Shares          its Equity
        Name             Parent       Jurisdiction       Interest         Authorized      Outstanding     Interest Owned
--------------------- -------------- --------------- ------------------ --------------- ---------------- -----------------
                           --                             Class D         Unlimited            0                --
                                                         Preferred
                                                        Redeemable
                                                          Voting)
--------------------- -------------- --------------- ------------------ --------------- ---------------- -----------------
Hydrocarbon           Headwaters          Utah         Common Stock           100             100              100
Technologies, Inc.    Technology
                      Innovation
                      Group
--------------------- -------------- --------------- ------------------ --------------- ---------------- -----------------
ISG Canada Limited    ISG               Canada,         Common Stock      Unlimited           100              100
                      Resources,      province of
                      Inc.           New Brunswick
--------------------- -------------- --------------- ------------------ --------------- ---------------- -----------------
ISG Manufactured      ISG                 Utah          Common Stock      20,000,00          1,000             100
Products, Inc.        Resources,
                      Inc.
                      --------------                  ----------------- --------------- ---------------- -----------------
                      N/A                             Preferred Stock     10,000,000           0
--------------------- -------------- --------------- ------------------ --------------- ---------------- -----------------
ISG Partner, Inc.     ISG                 Utah          Common Stock      20,000,00           100              100
                      Resources,
                      Inc.
                      --------------                 ------------------ --------------- ---------------- -----------------
                      N/A                             Preferred Stock     10,000,000           0
--------------------- -------------- --------------- ------------------ --------------- ---------------- -----------------
ISG Resources, Inc.   Headwaters          Utah          Common Stock      8,000,000           100              100
                      Olysub
                      Corporation
                      --------------                 ------------------ --------------- ---------------- -----------------
                      N/A                             Preferred Stock      2,000,000           0
--------------------- -------------- --------------- ------------------ --------------- ---------------- -----------------
ISG Services          Headwaters          Utah          Common Stock         100              100              100
Corporation (f/k/a    Olysub
ISG Capital           Corporation
Corporation)
--------------------- -------------- --------------- ------------------ --------------- ---------------- -----------------
ISG Swift Crete,      ISG                 Utah          Common Stock      10,000,000          100              100
Inc.                  Resources,
                      Inc.
                      --------------                 ------------------ --------------- ---------------- -----------------
                      N/A                             Preferred Stock     20,000,000           0
--------------------- -------------- --------------- ------------------ --------------- ---------------- -----------------
L&S Stone LLC         Eldorado          Delaware           Units              --              --               100
                      Stone LLC
--------------------- -------------- --------------- ------------------ --------------- ---------------- -----------------
L-B Stone LLC         Eldorado          Delaware           Units              --              --               100
                      Stone LLC
--------------------- -------------- --------------- ------------------ --------------- ---------------- -----------------
Lewis W. Osborne,     ISG              California       Common Stock        25,000          12,296             100
Inc.                  Resources,
                      Inc.
--------------------- -------------- --------------- ------------------ --------------- ---------------- -----------------
Magna Wall, Inc.      ISG                Texas          Common Stock      1,000,000          1,000             100
                      Resources,
                      Inc.
--------------------- -------------- --------------- ------------------ --------------- ---------------- -----------------
Northwest             Eldorado          Delaware           Units              --              --               100
Properties LLC        Stone LLC
--------------------- -------------- --------------- ------------------ --------------- ---------------- -----------------
Northwest Stone &     Eldorado         Washington      Common Stock          5000            1000              100
Brick Co., Inc.       Stone
                      Acquisition
                      Co., LLC
--------------------- -------------- --------------- ------------------ --------------- ---------------- -----------------

                                       10

--------------------- -------------- --------------- ------------------ --------------- ---------------- -----------------
                                                                           Number of       Number of      Percentage of
                                                      Class of Equity       Shares          Shares          its Equity
        Name             Parent       Jurisdiction       Interest         Authorized      Outstanding     Interest Owned
--------------------- -------------- --------------- ------------------ --------------- ---------------- -----------------
Northwest Stone &     Eldorado          Delaware           Units              --              --               100
Brick LLC             Stone LLC
--------------------- -------------- --------------- ------------------ --------------- ---------------- -----------------
Palestine Concrete    ISG                Texas          Partnership           --              --                1
Tile Company, L.P.    Manufactured                       Interest
                      Products,
                      Inc.
                      (General
                      Partner)
                      --------------                                                                     -----------------
                      ISG Partner,                                                                              99
                      Inc.
--------------------- -------------- --------------- ------------------ --------------- ---------------- -----------------
StoneCraft            Eldorado          Delaware           Units              --              --               100
Industries LLC        Stone LLC
--------------------- -------------- --------------- ------------------ --------------- ---------------- -----------------
Tempe Stone LLC       Eldorado          Delaware           Units              --              --               100
                      Stone LLC
--------------------- -------------- --------------- ------------------ --------------- ---------------- -----------------
United Terrazzo       ISG              California       Common Stock         800              16               100
Supply Co., Inc.      Resources,
                      Inc.
--------------------- -------------- --------------- ------------------ --------------- ---------------- -----------------
VFL Technology        ISG             Pennsylvania     Common Stock          1000             100              100
Corporation           Resources,
                      Inc.
--------------------- -------------- --------------- ------------------ --------------- ---------------- -----------------


--------------------- ------------------ --------------- ------------------ --------------- ---------------- -----------------
                                                                               Number of       Number of      Percentage of
                                                          Class of Equity       Shares          Shares          its Equity
        Name               Parent         Jurisdiction       Interest         Authorized      Outstanding     Interest Owned
--------------------- ------------------ --------------- ------------------ --------------- ---------------- -----------------
Tapco Holdings, Inc.     Headwaters         Michigan       Common Stock           100             100              100
                        Incorporated
--------------------- ------------------ --------------- ------------------ --------------- ---------------- -----------------
Tapco International    Tapco Holdings,      Michigan       Common Stock         60,000           1,000             100
Corporation                 Inc.
--------------------- ------------------ --------------- ------------------ --------------- ---------------- -----------------
Atlantic Shutter            Tapco        South Carolina    Common Stock         100,000          1,000             100
Systems, Inc.           International
                         Corporation
--------------------- ------------------ --------------- ------------------ --------------- ---------------- -----------------
Builder's Edge, Inc.  Wamco Corporation   Pennsylvania     Common Stock         10,000            100              100
--------------------- ------------------ --------------- ------------------ --------------- ---------------- -----------------
Comaco, Inc.          Wamco Corporation   Pennsylvania     Common Stock         10,000            100              100
--------------------- ------------------ --------------- ------------------ --------------- ---------------- -----------------
MTP, Inc. (d/b/a            Tapco             Ohio         Common Stock           75              45               100
The Foundry)            International
                         Corporation
--------------------- ------------------ --------------- ------------------ --------------- ---------------- -----------------
Metamora Products           Tapco           Michigan       Common Stock         550,000         390.407           67.47
Corporation             International
                         Corporation
--------------------- ------------------ --------------- ------------------ --------------- ---------------- -----------------
Metamora Products     Wamco Corporation     Michigan       Common Stock         550,000         390.407           32.53
Corporation
--------------------- ------------------ --------------- ------------------ --------------- ---------------- -----------------
Metamora Products         Metamora        Pennsylvania     Common Stock         400,000         400,000            100
Corporation of            Products
Elkland                  Corporation
--------------------- ------------------ --------------- ------------------ --------------- ---------------- -----------------

                                       11

--------------------- ------------------ --------------- ------------------ --------------- ---------------- -----------------
                                                                               Number of       Number of      Percentage of
                                                          Class of Equity       Shares          Shares          its Equity
        Name               Parent         Jurisdiction       Interest         Authorized      Outstanding     Interest Owned
--------------------- ------------------ --------------- ------------------ --------------- ---------------- -----------------
Tapco Europe                Tapco        United Kingdom    Common Stock         600,000         501,000            100
Limited                 International
                         Corporation
--------------------- ------------------ --------------- ------------------ --------------- ---------------- -----------------
Vantage Building            Tapco           Michigan        Common Stock        1,000            1,000             100
Products Corporation    International
                         Corporation
--------------------- ------------------ --------------- ------------------ --------------- ---------------- -----------------
Wamco Corporation         Metamora          Michigan       Common Stock         100,000         85,000             100
                          Products
                       Corporation of
                           Elkland
--------------------- ------------------ --------------- ------------------ --------------- ---------------- -----------------

                                       12

                               SCHEDULE 5.14(a)(i)

                               OWNED REAL PROPERTY

Headwaters:

------------------------------- ------------------------------------------------ -------------------------------------------
Record Owner                    Facility & Address                               Book Value
------------------------------- ------------------------------------------------ -------------------------------------------
Headwaters Incorporated         Wellington Property ("Sunnyside")                $45,000
                                Near 5171 S. Farnham Rd.
                                Price, UT  84501
                                Carbon County
------------------------------- ------------------------------------------------ -------------------------------------------
Headwaters Technology           New Jersey Facility                              $766,662.17
Innovation Group                1501 New York Avenue
                                Lawrenceville, NJ  08648
                                Mercer County
------------------------------- ------------------------------------------------ -------------------------------------------
ISG Resources ("ISG             Centralia Storage                                $487,839.16
Resources")                     1720 Lum Road
                                Centralia, WA  98531
                                Lewis County
------------------------------- ------------------------------------------------ -------------------------------------------
ISG Resources                   Irondale (Denver) Terminal                       $2,854,604.77
                                8850 Yosemite Street
                                Henderson, CO  80640
                                Adams County
------------------------------- ------------------------------------------------ -------------------------------------------
ISG Resources                   Ogden Storage Terminal                           $16,598.60
                                2911 Pacific Avenue
                                Ogden, UT  844091
                                Weber County
------------------------------- ------------------------------------------------ -------------------------------------------
ISG Resources                   Pomona Terminal                                  $3,613,375.67
                                1345 - 1347 Philadelphia Street
                                Pomona, CA  91766
                                Los Angeles County
------------------------------- ------------------------------------------------ -------------------------------------------
ISG Resources                   Altavista                                        $70,000
                                Near Virginia Secondary State Route #12
                                Altavista, VA  24517
                                Campbell County
------------------------------- ------------------------------------------------ -------------------------------------------
ISG Resources                   Bull Run / Lost Ridge                            $699,716.80
                                104 Garden Road
                                Clifton, TN  37716
                                Anderson County
------------------------------- ------------------------------------------------ -------------------------------------------
ISG Resources                   Cape Fear                                        $94,564.43
                                2250 Commerce Dr.
                                Leland, NC  28451
                                Brunswick County
------------------------------- ------------------------------------------------ -------------------------------------------
ISG Resources                   MTRF (Testing Facility)                          $552,640.38
                                2650 Highway 113, SW
                                Taylorsville, GA  30178
                                Bartow County
------------------------------- ------------------------------------------------ -------------------------------------------
ISG Resources                   Pacolet Terminal                                 $205,308.26
                                520 Calico Drive
                                Pacolet, SC  29372
                                Spartanburg County
------------------------------- ------------------------------------------------ -------------------------------------------
American Construction           Best / Magna Wall - Bagging Plant & Testing      $677,902.03 (combined value of both
Materials / ACM Mortars &       Facility                                         Callaghan Road properties)
Stucco                          5033 Callaghan Road
                                San Antonio, TX  78228
                                Bexar County
------------------------------- ------------------------------------------------ -------------------------------------------

                                       13

------------------------------- ------------------------------------------------ -------------------------------------------
American Construction           Best Masonry - San Antonio Store                 See above
Materials / ACM Mortars &       5014 Callaghan Road
Stucco                          San Antonio, TX  78228
                                Bexar County
------------------------------- ------------------------------------------------ -------------------------------------------
American Construction           Best Masonry - South Houston Store               $304,574.24
Materials / ACM Mortars &       14702 Jersey Shore Drive
Stucco                          Houston, TX  77047
                                Harris County
------------------------------- ------------------------------------------------ -------------------------------------------
American Construction           Don's Building Supply - Dallas Store & Facility  $592,940.90
Materials / ACM Mortars &       2327 Langford Street
Stucco                          Dallas, TX  75208
                                Dallas County
------------------------------- ------------------------------------------------ -------------------------------------------
American Construction           LW Osborne Plant / United Terrazzo               $1,128,821.20
Materials / ACM Mortars &       16005 Phoebe Avenue
Stucco                          La Mirada, CA  09638
                                Los Angeles County
------------------------------- ------------------------------------------------ -------------------------------------------
ACM Block & Brick               Palestine - Dallas Facility                      $2,465,875.03
                                2202 Chalk Hill Road
                                Dallas, TX  75212
                                Dallas County
------------------------------- ------------------------------------------------ -------------------------------------------
ACM Block & Brick               Palestine - Palestine Facility                   $791,729.51
                                2500 W. Reagan Road
                                Palestine, TX  75802
                                Anderson County
------------------------------- ------------------------------------------------ -------------------------------------------
ACM Block & Brick, L.P.         Corporate Office / Facility                      $1,826,700
(d/b/a Southwest Concrete       2088 FM 949
Products) ("ACM Block &         Alleyton, TX  78935
Brick")                         Colorado County
------------------------------- ------------------------------------------------ -------------------------------------------
ACM Block & Brick               Magnolia                                         $135,000
                                32906 and 32808 Riverwood Street
                                Magnolia, TX  77354
                                Montgomery County
------------------------------- ------------------------------------------------ -------------------------------------------
ACM Block & Brick               San Antonio                                      $2,920,400
                                2233 Ackerman Road
                                San Antonio, TX  78219
                                Bexar County
------------------------------- ------------------------------------------------ -------------------------------------------
Eldorado Stone West             Carnation                                        $2,300,000
                                31610 NE 40th Street, Building B
                                Carnation, WA  98014
                                King County
------------------------------- ------------------------------------------------ -------------------------------------------
Eldorado Stone Northwest        Arlington (Northwest Stone & Brick)              $1,150,000
                                5925 199th Street NE and
                                6906 Cemetery Road
                                Arlington, WA  98223
                                Snohomish County
------------------------------- ------------------------------------------------ -------------------------------------------
Eldorado Stone Northwest        Royal City                                       $750,000
                                3997 Road 13.6 SW
                                Royal City, WA  99357
                                Grant County
------------------------------- ------------------------------------------------ -------------------------------------------

                                       14

Tapco:

------------------------------- ------------------------------------------------ -------------------------------------------
Record Owner                    Facility & Address                               Book Value
------------------------------- ------------------------------------------------ -------------------------------------------
1.   Metamora Products          4057 South Oak Street                            $1,063,298
     Corporation                Metamora, MI  48455
                                Lapeer County
------------------------------- ------------------------------------------------ -------------------------------------------
2.   Metamora Products          4063-4073 South Oak Street                       Items (2)  - (6):  $3,684,690
     Corporation                Metamora, MI 48455
------------------------------- ------------------------------------------------ -------------------------------------------
3.   Metamora Products          4029 South Oak Street
     Corporation                Metamora, MI 48455
                                Lapeer County
------------------------------- ------------------------------------------------ -------------------------------------------
4.   Metamora Products          3.5 acre parcel on Dryden Road
     Corporation                Metamora, MI 48455
                                Lapeer County
------------------------------- ------------------------------------------------ -------------------------------------------
5.   Metamora Products          3951 Timbro Drive
     Corporation                Metamora, MI 48455
                                Lapeer County
------------------------------- ------------------------------------------------ -------------------------------------------
6.   Metamora Products          3939 Timbro Drive
     Corporation                Metamora, MI 48455
                                Lapeer County
------------------------------- ------------------------------------------------ -------------------------------------------
7.   Metamora Products          Elkland Industrial Park                          $7,575,176
     Corporation of Elkland     Elkland, PA  16920
                                Tioga County
------------------------------- ------------------------------------------------ -------------------------------------------
8.   Wamco Corporation          29797 Beck Road                                  $3,310,576
                                Wixom, MI  48096
                                Oakland County
------------------------------- ------------------------------------------------ -------------------------------------------
9.   Wamco Corporation          558 Morrice Blvd.                                $1,700,334
                                Imlay City, MI  48444
                                Lapeer County
------------------------------- ------------------------------------------------ -------------------------------------------

                                       15

                              SCHEDULE 5.14(a)(ii)

                              REAL PROPERTY LEASES

Headwaters:

--------------------------- -------------- --------------------- ----------------------- --------------- -------------
                                                                                         Expiration      Annual Base
Address of Rental Property  Space          Lessee                Lessor                  Date of Lease   Rent
--------------------------- -------------- --------------------- ----------------------- --------------- -------------
10653 S. River Front        29,122 sq ft   Headwaters            RiverPark One, LLC      8/01/07         $490,512
Pkwy, Ste 300                              Incorporated
South Jordan, UT 84095
--------------------------- -------------- --------------------- ----------------------- --------------- -------------
11778 South Election        7,648 sq. ft.  Headwaters            Draper C.G., LLC        12/31/05        $49,712
Drive, 2 Floor                             Incorporated
Salt Lake County
Draper, UT  84020
--------------------------- -------------- --------------------- ----------------------- --------------- -------------
9498 South 670 West         13,600 sq ft   American              David Blaylock          8/31/07         $78,000
Sandy, UT 84070                            Construction
                                           Materials, Inc.
--------------------------- -------------- --------------------- ----------------------- --------------- -------------
2025 W. Hazelton            8.49 acres     ISG Resources, Inc.   Daphne Ann Munzer       10/04/13        $247,500
Stockton, CA 95203
--------------------------- -------------- --------------------- ----------------------- --------------- -------------
951 Industry Drive          1,263 sq ft    ISG Resources, Inc.   Calwest Industrial      7/31/07         $17,364
Tukwila, WA 98188                                                Holdings, LLC
--------------------------- -------------- --------------------- ----------------------- --------------- -------------
3045 W. 28th Street         --             ISG Resources, Inc.   Sizemore Properties,    9/31/05         $15,900
Pine Bluff, AR 71603                                             LLC
--------------------------- -------------- --------------------- ----------------------- --------------- -------------
4043 North Euclid Ave.      2,566 sq ft    ISG Resources, Inc.   Raymond E. & Betty L.   8/31/04         $24,000
Bay City, MI 48706                                               Johnson
--------------------------- -------------- --------------------- ----------------------- --------------- -------------
12150 Tribune Blvd.         2.09 acres     ISG Resources, Inc.   PGBK Properties, LC     11/12/07        $37,208
Punta Gorda, FL 33955
--------------------------- -------------- --------------------- ----------------------- --------------- -------------
16 Hagerty Blvd.            20,000 sq ft   VFL Technology        D&L Development Co.     4/07            $186,000
West Chester, PA 19382                     Corporation
--------------------------- -------------- --------------------- ----------------------- --------------- -------------
48699 Franklin 275          10,000 sq ft   VFL Technology        Luburgh, Inc.           6/30/05         $30,000
Coshocton, OH 43812                        Corporation
--------------------------- -------------- --------------------- ----------------------- --------------- -------------
841 Juniper Crescent,       1,500 sq ft    VFL Technology        Vito Covino             2/28/05         $11,856
Ste 102                                    Corporation
Chesapeake, VA 23320
--------------------------- -------------- --------------------- ----------------------- --------------- -------------
16745 W. Hardy Rd.          20,000 sq ft   Best Masonry & Tool   Trust Management Co.    7/31/09         $86,400
Houston, TX 77060                          Supply, Inc.
--------------------------- -------------- --------------------- ----------------------- --------------- -------------
3405 Martin Farm Rd.        16,000 sq ft   Best Masonry & Tool   Inland.Sims.Development,3/31/07         $104,000
Bldg 200                                   Supply, Inc.          LLC
Suwanee, GA 30024
--------------------------- -------------- --------------------- ----------------------- --------------- -------------
300 N. Throckmorton #101    5,000 sq ft    Don's Building        Meyers Industrial Park  8/30/04         $13,200
McKinney, TX 75069                         Supply, L.P.
--------------------------- -------------- --------------------- ----------------------- --------------- -------------
1109 Upland Drive           5,000 sq ft    ACM Block & Brick,    Hartman real Estate     6/30/07         $30,000
Suite C                                    LP (dba Southwest     Investment trust
Houston, TX 77043                          Concrete Products)
--------------------------- -------------- --------------------- ----------------------- --------------- -------------

                                       16

--------------------------- -------------- --------------------- ----------------------- --------------- -------------
                                                                                         Expiration      Annual Base
Address of Rental Property  Space          Lessee                Lessor                  Date of Lease   Rent
--------------------------- -------------- --------------------- ----------------------- --------------- -------------
1605 Genoa Red Bluff        5,000 sq ft    ACM Block & Brick,    Jackson Industries      7/01/09         $72,000
Pasadena, TX 77504                         LP (dba Southwest
                                           Concrete Products)
--------------------------- -------------- --------------------- ----------------------- --------------- -------------
1420 Grand Avenue           16,302 sq ft   StoneCraft            Allspace San Marcos     11/24/05        $133,020
San Marcos, CA 92062                       Industries, Inc.
--------------------------- -------------- --------------------- ----------------------- --------------- -------------
1370 Grand Avenue           14,000 sq ft   StoneCraft            Dewey Real Properties   9/30/06         $34,080
San Marcos, CA 92062                       Industries, Inc.      Management Company
--------------------------- -------------- --------------------- ----------------------- --------------- -------------
Lot 58, Pueblo Memorial     25,650 sq ft   StoneCraft            Pueblo Development      1/09/10         $138,468
Airport (Industrial Park                   Industries, Inc.      Foundation
Subdivision) Pueblo, CO 81001
--------------------------- -------------- --------------------- ----------------------- --------------- -------------
9550 Hermosa Avenue         60,640 sq ft   Eldorado Stone LLC    Toth Enterprises        4/30/07         $362,827
Rancho Cucamonga, CA 91730
--------------------------- -------------- --------------------- ----------------------- --------------- -------------
520 Zephyr Street           25,500 sq ft   StoneCraft            McCall Development LLC  4/30/07         $110,160
Stockton, CA 95206                         Industries LLC
--------------------------- -------------- --------------------- ----------------------- --------------- -------------
1510 West Drake St.         50,700 sq ft   Tempe Stone LCC       Steven R. and Lorelei   5/01/06         $80,000
Tempe, AZ 85283                                                  J. Coultrap as
                                                                 Trustees under the
                                                                 Joint Living Trust UDA
--------------------------- -------------- --------------------- ----------------------- --------------- -------------
221 Mill Street             21,390 sq ft   Eagle Stone & Brick   Glenn Gielow & Debra    1/02/06         $54,999
Red Bud, IL 62278                          LLC                   Gielow
--------------------------- -------------- --------------------- ----------------------- --------------- -------------
1001 South Reilly Rd.       --             L&S Stone LLC         Eugene R. Strite        6/30/05         $39,600
Fayetteville, NC 28314
--------------------------- -------------- --------------------- ----------------------- --------------- -------------
9156 Molly Pitcher Highway  --             L&S Stone LLC         Eugene R. Strite &      6/30/05         $226,200
Greencastle, PA 17225                                            Karen J. Strite
--------------------------- -------------- --------------------- ----------------------- --------------- -------------
8642 Molly Pitcher Highway  --             L&S Stone LLC         KJS Properties, L.L.C.  6/30/05         90,000
Greencastle, PA 17225
--------------------------- -------------- --------------------- ----------------------- --------------- -------------
167 Maple Street            45,000         L-B Stone LLC         Reusser Realty          12/30/05        $159,999
Apple Creek, OH 44606
--------------------------- -------------- --------------------- ----------------------- --------------- -------------
15 Lorna Dorne Blvd.        --             L&S Stone LLC         The Estate of James     11/14/04        $34,980
Orlando, FL 32805                                                Dollar
--------------------------- -------------- --------------------- ----------------------- --------------- -------------
18083 SW Lower Boones       11,750 sq ft   Northwest Stone &     Raymond R. Leagjeld,    3/18/05         $48,000
Ferry Rd.                                  Brick Company, LLC    Richard A. Leagjeld &
Tigard, OR 97224                                                 Dorothy T. Leagjeld
--------------------------- -------------- --------------------- ----------------------- --------------- -------------

                                       17

Tapco:

--------------------------- -------------- --------------------- ----------------------- --------------- -------------
                                                                                         Expiration      Annual Base
Address of Rental Property  Space          Lessee                Lessor                  Date of Lease   Rent
--------------------------- -------------- --------------------- ----------------------- --------------- -------------
1470 Imlay City Road        27,000 sq.     Metamora Products     Novak Industrial        10/31/04        $108,000
Lapeer, MI  48446           ft.            Corporation           Center, L.L.C.
--------------------------- -------------- --------------------- ----------------------- --------------- -------------
300 E. Second Street        16,000 sq.     Metamora Products     Mold Masters Co.        12/1/04         $50,400
Imlay City, MI  48444       ft.            Corporation
--------------------------- -------------- --------------------- ----------------------- --------------- -------------
31 First Street, Building   28,000 sq.     Metamora Products     Dresser-Rand Company    10/22/04        $63,000
36                          ft.            Corporation
Painted Post, NY  14870
--------------------------- -------------- --------------------- ----------------------- --------------- -------------
Approx. 1 acre of vacant    --             Metamora Products     The Village of          2006            $1819.20
land adjacent to 4057                      Corporation           Metamora
South Oak Street
Metamora, MI  48455
--------------------------- -------------- --------------------- ----------------------- --------------- -------------
3210 South Main Street      28,000 sq.     MTP, Inc.             PTM Properties, LLC     8/31/06         $72,348
Middletown, OH  45044       ft.
--------------------------- -------------- --------------------- ----------------------- --------------- -------------
1301 Hook Drive             30,926 sq.     MTP, Inc.             Blake Enterprise, LLC   11/30/05        $92,778
Middletown, OH  45044       ft.
--------------------------- -------------- --------------------- ----------------------- --------------- -------------
1715 Reinartz               18,500 sq.     MTP, Inc.             Perry Thatcher          Month-to-month  $24,456
Middletown, OH  45042       ft.
--------------------------- -------------- --------------------- ----------------------- --------------- -------------
413-415 Main Street         2,200 sq. ft.  Tapco International   South Main Partners     Month-to-month  $21,000
Pittsburgh, PA  15215                      Corporation
--------------------------- -------------- --------------------- ----------------------- --------------- -------------
3217 Highway 301 South      80,000 sq.     Tapco International   Cottingham Asset        5/19/05         $30,506.04
Latta, SC  29565            ft.            Corporation           Management, LLC
--------------------------- -------------- --------------------- ----------------------- --------------- -------------
Units 22 & 32, Tokenspire   17,500 sq.     Tapco Europe, Ltd.    P.A.T. (Pensions)       1/30/06         (pound)59,736
Business Park               ft.                                  Limited
Hull Rd. Woodmansey
Beverley
Yorkshire
HU17  0TB
United Kingdom
--------------------------- -------------- --------------------- ----------------------- --------------- -------------

                                       18

                              SCHEDULE 5.14(a)(iii)

                                  TENANT LEASES

Headwaters:

------------------ ---------------------------------------- ---------------------- --------------------- --------------
    LESSEE /
SUBLESSEE ADDRESS                                                  LEASED               EST. SPACE        ANNUAL RENT
-----------------------------------------------------------------------------------------------------------------------
                                          HEADWATERS CORPORATE HEADQUARTERS
-----------------------------------------------------------------------------------------------------------------------
O'Currance, Inc.   11778 South Election Drive, 2 Floor      Lease                  7,648 sq ft           $47,799.96
                   Salt Lake County                         Exp. 12/31/05
Draper, UT 84020
-----------------------------------------------------------------------------------------------------------------------
                                                 ISG RESOURCES, INC.
-----------------------------------------------------------------------------------------------------------------------
World Wide         1347 E. Philadelphia, Suite 200          Lease                  40,000 sq ft.         $82,750.20
Inflatables        Pomona, CA  91766                        Exp.
                                                            8/30/06
-----------------------------------------------------------------------------------------------------------------------
                                              STONECRAFT INDUSTRIES, LLC
-----------------------------------------------------------------------------------------------------------------------
Racetronics, Inc.  1420 Grand Avenue, Suites A&B            Lease                  1,512 sq ft           $25,404.00
                   San Marcos, CA  92069                    Exp.
                                                            Mo to Mo.
------------------ ---------------------------------------- ---------------------- --------------------- --------------
                                                            Lease                  1,512 sq ft           $12,708.00
Timothy W. Nash    1420 Grand Avenue, Suite C               Exp.
                   San Marcos, CA  92069                    Mo. to Mo.
------------------ ---------------------------------------- ---------------------- --------------------- --------------

Tapco:

None.

                                                               19

                              SCHEDULE 5.14(b)(iii)

                         OWNED REAL PROPERTY COLLATERAL

------------------------------- ------------------------------------------------ -------------------------------------------
         Record Owner                        Facility and Address                                Book Value
------------------------------- ------------------------------------------------ -------------------------------------------
ISG Resources                   Irondale (Denver) Terminal                       $2,854,604.77
                                8850 Yosemite Street
                                Henderson, CO  80640
                                Adams County
------------------------------- ------------------------------------------------ -------------------------------------------
American Construction           Don's Building Supply - Dallas Store & Facility  $592,940.90
Materials / ACM Mortars &       2327 Langford Street
Stucco                          Dallas, TX  75208
                                Dallas County
------------------------------- ------------------------------------------------ -------------------------------------------
Headwaters Technology           New Jersey Facility                              $766,662.17
Innovation Group                1501 New York Avenue
                                Lawrenceville, NJ  08648
                                Mercer County
------------------------------- ------------------------------------------------ -------------------------------------------
American Construction           LW Osborne Plant / United Terrazzo               $1,128,821.20
Materials / ACM Mortars &       16005 Phoebe Avenue
Stucco                          La Mirada, CA  09638
                                Los Angeles County
------------------------------- ------------------------------------------------ -------------------------------------------
ISG Resources                   Pomona Terminal                                  $3,613,375.67
                                1345 - 1347 E. Philadelphia Street
                                Pomona, CA  91766
                                Los Angeles County
------------------------------- ------------------------------------------------ -------------------------------------------
ACM Block & Brick               Palestine - Dallas Facility                      $2,465,875.03
                                2202 Chalk Hill Road
                                Dallas, TX  75212
                                Dallas County
------------------------------- ------------------------------------------------ -------------------------------------------
Eldorado Stone West             Carnation                                        $2,300,000
                                31610 NE 40th Street, Building B
                                Carnation, WA  98014
                                King County
------------------------------- ------------------------------------------------ -------------------------------------------
Eldorado Stone Northwest        Arlington (Northwest Stone & Brick)              $1,150,000
                                5925 199th Street NE and
                                6906 Cemetery Road
                                Arlington, WA  98223
                                Snohomish County
------------------------------- ------------------------------------------------ -------------------------------------------
Eldorado Stone Northwest        Royal City                                       $750,000
                                3997 Road 13.6 SW
                                Royal City, WA  99357
                                Grant County
------------------------------- ------------------------------------------------ -------------------------------------------
Metamora Products Corporation   4057 South Oak Street                            $2,416,073
                                Metamora, MI  48455
                                Lapeer County
------------------------------- ------------------------------------------------ -------------------------------------------
Metamora Products Corporation   4029 South Oak Street                            $186,891
                                Metamora, MI  48455
                                Lapeer County
------------------------------- ------------------------------------------------ -------------------------------------------
Metamora Products Corporation   3.5 acre parcel on Dryden Road                   $75,120
                                Metamora, MI  48455
                                Lapeer County
------------------------------- ------------------------------------------------ -------------------------------------------
Metamora Products Corporation   3951 Timbro Drive                                $200,000
                                Metamora, MI  48455
                                Lapeer County
------------------------------- ------------------------------------------------ -------------------------------------------

                                       20

------------------------------- ------------------------------------------------ -------------------------------------------
Metamora Products Corporation   3939 Timbro Drive                                $1,935652
                                Metamora, MI  48455
                                Lapeer County
------------------------------- ------------------------------------------------ -------------------------------------------
Metamora Products Corporation   Elkland Industrial Park                          $10,263,694
of Elkland                      Elkland, PA  16920
                                Tioga County
------------------------------- ------------------------------------------------ -------------------------------------------
Wamco Corporation               29797 Beck Road
                                Wixom, MI  48096
                                Oakland County
------------------------------- ------------------------------------------------ -------------------------------------------
Wamco Corporation               558 Morrice Blvd.
                                Imlay City, MI  48444
                                Lapeer County
------------------------------- ------------------------------------------------ -------------------------------------------

                                       21

                                  SCHEDULE 6.10

                          PERMITTED RESTRICTED PAYMENTS

Headwaters:

Headwaters Heavy Oil, Inc. stock purchase

Tapco:

None.

                                SCHEDULE 6.13(A)

                              EXISTING INVESTMENTS

Headwaters:

UBS
One Commercial Place, 11th Floor
Norfolk, VA 23510

------------------------- ------------------------------------------------------ ----------------------------
                                                                                 Approximate
Account                   Description                                            Current Value
------------------------- ------------------------------------------------------ ----------------------------
VN23463                   Government Securities,                                 $25,100,000
                          Mortgage Backed Securities
------------------------- ------------------------------------------------------ ----------------------------
VN23464                   HDWTRS Common Stock                                     $3,000,000
------------------------- ------------------------------------------------------ ----------------------------
VN24917                   HDWTRS Common Stock                                     $9,000,000
------------------------- ------------------------------------------------------ ----------------------------
VN25717                   Foreign Equities                                          $200,000
------------------------- ------------------------------------------------------ ----------------------------
VN25718                   U. S. Equities                                            $235,000
------------------------- ------------------------------------------------------ ----------------------------
VN28871                   Money Market Funds,                                       $275,000
                          Government Securities,
                          Mortgage Backed Securities
------------------------- ------------------------------------------------------ ----------------------------

See also all non-subsidiary investments listed on Schedule 6.13(B).

Tapco:

None.

                                       23

                                SCHEDULE 6.13(B)

                           NON-SUBSIDIARY INVESTMENTS

Headwaters:

Environmental Technologies Group, LLC - Headwaters Incorporated holds a 50% membership interest.

FT Solutions, LLC - Headwaters Technology Innovation Group, Inc. holds a 50% membership interest.

FlexCrete Building Systems, L.C. - ISG Resources, Inc. holds a 90% membership interest.

Florida N-Viro Management, LLC - VFL Technology Corporation holds a 52% membership interest.

Florida N-Viro, L.P. - VFL Technology Corporation holds a 51% partnership interest

Tapco:

None.

                                SCHEDULE 6.14(A)

                              EXISTING INDEBTEDNESS

Headwaters:

Headwaters Incorporated
August 31, 2004

--------------------------------------------------------------------------------------------- ---------------------
                                                                                                  Approximate
Description                                                                                    Amount Outstanding
--------------------------------------------------------------------------------------------- ---------------------
2 7/8% Convertible Senior Subordinated Notes Due 2016                                                $172,500,000
--------------------------------------------------------------------------------------------- ---------------------
Note payable to a bank, quarterly principal payments of $90,278 with interest at 1/2% above            $5,687,500
LIBOR (interest rate floor of 4.5%)
--------------------------------------------------------------------------------------------- ---------------------
Note payable to a bank, quarterly principal payments of $100,000 with interest at 1/2% below           $1,100,000
the bank's rate (3.5% at August 31, 2004)
--------------------------------------------------------------------------------------------- ---------------------
Note payable to a bank, quarterly principal payments of $107,143 beginning January 1, 2005             $3,000,000
with interest at 1/2% above LIBOR (interest rate floor of 4.5%).  A balloon payment of approximately $1,285,000 is due November 2008.
--------------------------------------------------------------------------------------------- ---------------------
                                                                                       Total         $182,287,500
--------------------------------------------------------------------------------------------- ---------------------

Tapco:

Capital / Equipment Leases of MPT, Inc.:

------------------------ --------------- --------------- --------------- --------- --------- ---------- --------------
Lessor                   Leased Asset    Contract #      2004 Remaining  2005      2006      2007       Total
------------------------ --------------- --------------- --------------- --------- --------- ---------- --------------
Citicorp Del-Lease,      Caterpillar     005-0014388-002 $1204           $3756     $3982     $3860      $12802
Inc.                     Lift Truck
------------------------ --------------- --------------- --------------- --------- --------- ---------- --------------
Citicorp Del-Lease,      Caterpillar     005-0014388-001 $1506           $3769     $1638                $6913
Inc.                     Lift Truck
------------------------ --------------- --------------- --------------- --------- --------- ---------- --------------
M&I First National       Material        0147880-000     $1326           $4337     $1977                $7640
Leasing                  Grinder
------------------------ --------------- --------------- --------------- --------- --------- ---------- --------------
The CIT Group            Barrel and      90076445        $4924           $15828    $16013               $36765
                         screw,
                         conveyor,
                         other various
                         equipment
------------------------ --------------- --------------- --------------- --------- --------- ---------- --------------

                                       25

------------------------ --------------- --------------- --------------- --------- --------- ---------- --------------
The CIT Group            Additive        90080253        $3198           $10308    $10468               $23974
                         feeder, other
                         various
                         equipment
------------------------ --------------- --------------- --------------- --------- --------- ---------- --------------
The CIT Group            Form, trim      90093652        $8796           $26324    $29183    $21196     $85499
                         and punch
                         station;
                         conveyor; die
------------------------ --------------- --------------- --------------- --------- --------- ---------- --------------
The CIT Group            Chiller,        90094528        $2644           $8599     $9697     $8077      $29017
                         vacuum
                         system, other
                         various
                         equipment
------------------------ --------------- --------------- --------------- --------- --------- ---------- --------------
TOTAL                                                    $23,598         $72921    $72958    $33,133    $202,610
------------------------ --------------- --------------- --------------- --------- --------- ---------- --------------

                                       26

                                SCHEDULE 6.14(B)

             SUBORDINATION PROVISIONS RE. INTERCOMPANY INDEBTEDNESS

Notwithstanding any provision contained in this [Note] to the contrary, the indebtedness (principal, interest (including, without limitation, any such interest accruing subsequent to the filing by or against the Headwaters Incorporated or any subsidiary (collectively, "Loan Parties") of any proceeding brought under any applicable bankruptcy or insolvency law, including, without limitation, Chapter 11 of the United States Bankruptcy Code (11 U.S.C. Section 100 et seq.), whether or not such interest is allowed as a claim pursuant to the provisions of any such applicable law), collection costs and expenses and other amounts) of [identify Borrower or Subsidiary] to the holder of this Note evidenced by or arising under or in respect of this Note (collectively, the "Subordinated Indebtedness") is and shall at all times be wholly subordinate and junior in right of payment to any and all other present and future indebtedness (principal, premium, if any, interest (including, without limitation, any such interest accruing subsequent to the filing by or against any Loan Party of any proceeding brought under any applicable bankruptcy or insolvency law, including, without limitation, Chapter 11 of the United States Bankruptcy Code (11 U.S.C.
Section 100 et seq.), whether or not such interest is allowed as a claim pursuant to the provisions of any such applicable law), fees, collection costs and expenses and/or other amounts), liabilities and obligations (including, without limitation, letter of credit reimbursement obligations) of any Loan Party for or with respect to borrowed money, letters of credit and/or interest rate swaps and/or hedges which is incurred under or in connection with that certain Credit Agreement dated as of March 31, 2004 by and among Headwaters Incorporated, certain lenders party thereto and Bank One, NA as administrative agent, as the same may be amended, restated, supplemented or otherwise modified from time to time (collectively, the "Senior Indebtedness"), in the manner and with the force and effect hereinafter set forth:

                  (a) in the event of (i) any liquidation, dissolution or other winding up of any Loan Party, voluntary or involuntary, (ii) any receivership, insolvency, bankruptcy, liquidation, readjustment, reorganization, composition or other similar proceeding relative to any Loan Party or its property, (iii) any general assignment by any Loan Party for the benefit of creditors or (iv) any distribution, division, marshaling or application of any of the properties or assets of any Loan Party or the proceeds thereof to creditors, voluntary or involuntary, and whether or not involving legal proceedings, then and in any such event:

                           (A) all principal, premium, if any, interest
                  (including, without limitation, any such interest accruing subsequent to the filing by or against any Loan Party of any proceeding brought under any applicable bankruptcy or insolvency law, including, without limitation, Chapter 11 of the United States Bankruptcy Code (11 U.S.C. Section 100 et seq.)), whether or not such interest is allowed as a claim pursuant to the provisions of any such applicable law), fees, collection costs and expenses and other amounts owing on or in respect of any of the Senior Indebtedness shall first be paid in full in cash before any payment or distribution of any kind or character, whether in cash, property or securities (other than in securities, including equity securities, or other evidences of indebtedness, the payment of which is unconditionally subordinated to the payment of all of the Senior Indebtedness which may at the time be outstanding) shall be made on any of the Subordinated Indebtedness;

                           (B) all of the Subordinated Indebtedness shall
                  forthwith become due and payable, and any payment or distribution of any kind or character, whether in cash, property or securities (other than in securities, including equity securities or other evidences of indebtedness, the payment of which is unconditionally subordinated to the payment of all of the Senior Indebtedness which may at the time be outstanding), which would otherwise (but for the terms hereof) be payable or deliverable in respect of the Subordinated Indebtedness, shall be paid or delivered, pro rata, directly to, or for the account of, the holders of the Senior Indebtedness, for application to the payment of the Senior Indebtedness until all of the Senior Indebtedness shall have been paid in full in cash, and the holder(s) of this Note irrevocably authorize, empower and direct all receivers, trustees, liquidators, conservators, fiscal agents and others having authority in the premises to effect all such payments and deliveries; and

                           (C) notwithstanding the foregoing provisions, if for
                  any reason whatsoever any payment or distribution of any kind or character, whether in cash, property or securities (other than in securities, including equity securities or other evidences of indebtedness, the payment of which is unconditionally subordinated to the payment of all of the Senior Indebtedness which may at the time be outstanding), be received by a holder of this Note before all of the Senior Indebtedness is paid in full in cash, such payment or distribution shall be held in trust for the benefit of, and shall immediately paid or delivered by such holder to, as the case may be, the holders of such Senior Indebtedness remaining unpaid, pro rata, for application to the payment of the Senior Indebtedness until all of the Senior Indebtedness shall have been paid in full in cash;

                  (b) in the event either (i) any default in respect of the payment of any principal of, premium on, if any, interest on or other amount owing with respect to any of the Senior Indebtedness shall have occurred and be continuing or (ii) any other default on or with respect to any of the Senior Indebtedness as a result of which the holder(s) thereof shall then be entitled to accelerate such Senior Indebtedness shall have occurred and be continuing or would be created by or result from a payment described in clause (A) or (B) below, then, unless and until all of the Senior Indebtedness shall have been paid in full in cash, no Loan Party will not, directly or indirectly, make or agree to make, and the holder(s) of this Note will not demand, accept or receive, (A) any payment in cash, property, securities (other than in securities, including equity securities or other evidences of indebtedness, the payment of which is unconditionally subordinated to the payment of all of the Senior Indebtedness which may at the time be outstanding) or otherwise, direct or indirect, of or on account of any principal of, interest on or other amount owing with respect to any of the Subordinated Indebtedness or (B) any payment for the purpose of any redemption, purchase or other acquisition, direct or indirect, of any of the Subordinated Indebtedness, and no such payments shall be due or payable;

                  (c) if any payment or distribution of any kind or character (whether in cash, securities or other property) or any security shall be received by any holder(s) of this Note in contravention of any of the terms of this Note, such payment or distribution or security shall be held in trust for the benefit of, and shall be paid over or delivered and transferred to, the holders of the Senior Indebtedness, pro rata, for application to the payment of all of the Senior Indebtedness remaining unpaid, to the extent necessary to pay all such Senior Indebtedness in full in cash. In the event of the failure of any holder of this Note to endorse or assign any such payment, distribution or security, any holder of the Senior Indebtedness is hereby irrevocably authorized to endorse or assign the same;

                  (d) without the prior written consent of each holder of Senior Indebtedness, the holder(s) of this Note shall have no right to enforce payment of any of the Subordinated Indebtedness against any Loan Party, or to otherwise take any action against any Loan Party or any property or assets of any Loan Party (including, without limitation, any property or assets of any Loan Party pledged as collateral to secure any of the Senior Indebtedness) unless and until all of the Senior Indebtedness shall have been paid in full in cash;

                  (e) the holder(s) of this Note undertake and agree for the benefit of each holder of Senior Indebtedness to execute, verify, deliver and file any proofs of claim within fifteen (15) days before the expiration of the time to file the same which any holder of Senior Indebtedness may at any time require in order to prove and realize upon any rights or claims pertaining to the Subordinated Indebtedness and to effectuate the full benefit of the subordination contained herein; and upon failure of the holder(s) of this Note so to do, any such holder of Senior Indebtedness shall be deemed to be irrevocably appointed the agent and attorney-in-fact of the holder(s) of this Note to execute, verify, deliver and file any such proofs of claim;

                  (f) the subordination effected by the foregoing provisions and the rights created thereby in favor of the holders of the Senior Indebtedness shall not be affected by (i) any amendment, modification, extension, renewal, restatement or replacement of, increase in or addition or supplement to any of the Senior Indebtedness or any instrument or agreement relating thereto, (ii) any exercise or nonexercise of any right, power or remedy under or in respect of any of the Senior Indebtedness or any instrument or agreement relating thereto or (iii) the giving or denial of any waiver, consent, release, indulgence, extension, renewal, modification or delay or the taking or nontaking of any other action, inaction or omission, in respect of any of the Senior Indebtedness or any instrument or agreement relating thereto or to any securities relating thereto or any guarantee thereof, whether or not any holder(s) of this Note shall have had notice or knowledge of any of the foregoing;

                  (g) the foregoing provisions are solely for the purpose of defining the relative rights of the holders of the Senior Indebtedness on the one hand, and the holder(s) of this Note on the other hand, and nothing herein shall impair, as between any Loan Party and the holder(s) of this Note, the obligation of such Loan Party which is unconditional and absolute, to pay the principal, interest and other amounts owing on or in respect of the Subordinated Indebtedness in accordance with the terms of this Note, nor shall anything herein prevent the holder(s) of this Note from exercising all remedies otherwise permitted by applicable law or under this Note, subject in all events to the rights of the holders of the Senior Indebtedness as herein provided for; and

         (h) the provisions of this sixth paragraph of this Note (i) may not be amended without the prior written consent of each holder of Senior Indebtedness,
(ii) shall be continuing, irrevocable and binding on the holder(s) of this Note and their respective heirs, executors, personal representatives, successors and assigns and (iii) shall inure to the benefit of the holders of the Senior Indebtedness and their respective successors and assigns.

                                  SCHEDULE 6.15

                                 EXISTING LIENS

Headwaters:

-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
STATE                 DEBTOR                         CREDITOR                          FILE DATE                 FILE NUMBER
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
HEADWATERS
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Delaware              Headwaters Incorporated        Citicorp Leasing, Inc.            7/26/2004                 42093112

                                                                                       Expires 7/26/2009
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Utah                  Headwaters Incorporated        Revco Leasing                     5/7/2001                  01-714395

                                                                                       Expires 5/7/2006
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Utah                  Headwaters Incorporated        Zions Credit Corporation          3/7/2003                  211544200331

                                                                                       Expires 3/7/2008
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Utah                  Headwaters Incorporated        Revco Leasing                     5/16/2003                 216588200335

                                                                                       Expires 5/16/2008
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Utah                  Headwaters Incorporated        Revco Leasing                     1/7/2004                  234774200439

                                                                                       Expires 1/7/2009
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Utah                  Headwaters Incorporated        De Lage Landen Financial          7/8/2004                  248291200435
                                                     Services
                                                                                       Expires 7/8/2009
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Utah                  Headwaters Incorporated        Revco Leasing Company             5/20/2004                 244962200438

                                                                                       Expires 5/20/2009
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Texas                 ACM Block & Brick, LP          Brown Brothers Harriman & Co.     7/6/2004                  0073658487

                                                                                       Expires 7/6/2009
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Texas                 Best Masonry & Tool Supply     NMHG Financial Services, Inc.     4/7/2000                  471146
                      Inc.
                                                                                       Expires 4/7/2005
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------

                                       31

-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
STATE                 DEBTOR                         CREDITOR                          FILE DATE                 FILE NUMBER
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Texas                 Best Masonry & Tool Supply     John Deere Construction           4/9/2002                  20025827147
                      Inc.                           Equipment Company
                                                                                       Expires 4/9/2007
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Texas                 Best Masonry & Tool Supply     De Lage Landen Financial          6/16/2003                 30031359650
                      Inc.                           Services, Inc.
                                                                                       Expires 6/16/2008
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Texas                 Best Masonry & Tool Supply     De Lage Landen Financial          6/16/2003                 30031359872
                      Inc.                           Services, Inc.
                                                                                       Expires 6/16/2008
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Utah                  Best Masonry & Tool Supply     Wells Fargo Equipment Finance,    8/31/2001                 2853200121
                      ISG Resources, Inc.            Inc.
                                                                                       Expires 8/31/2006
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Utah                  Best Masonry & Tool Supply     Wells Fargo Equipment Finance,    8/31/2001                 2854200122
                      ISG Resources, Inc.            Inc.
                                                                                       Expires 8/31/2006
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Utah                  Best Masonry & Tool Supply     John Deere Construction &         5/10/2002                 187186200235
                                                     Forestry Company
                                                                                       Expires 5/10/2007
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Texas                 Don's Building Supply, Inc.    Toyota Motor Credit Corporation   12/8/1999                 9900243840

                                                                                       Expires 12/8/2004
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Texas                 Don's Building Supply, Inc.    Toyota Motor Credit Corporation   12/8/1999                 9900243845

                                                                                       Expires 12/8/2004
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Delaware              Eldorado Stone LLC             Gelco Corporation dba Fleet       3/31/2004                 40899122
                                                     Services
                                                                                       Expires 3/31/2009
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Delaware              Eldorado Stone LLC             Gelco Corporation dba Fleet       5/5/2004                  41250564
                                                     Services
                                                                                       Expires 5/5/2009
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Delaware              Eldorado Stone LLC             Gelco Corporation dba Fleet       8/4/2004                  42185314
                                                     Services
                                                                                       Expires 8/4/2009
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Utah                  Environmental Technology       Keycorp Leasing Ltd.              6/5/1995                  95-441148
                      Group, LLC
                                                                                       Expires 3/22/2005
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------

                                       32

-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
STATE                 DEBTOR                         CREDITOR                          FILE DATE                 FILE NUMBER
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Utah                  Environmental Technology       Keycorp Leasing Ltd.              8/10/1995                 95-449066
                      Group, LLC
                                                                                       Expires 3/27/2005
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
New Jersey            Hydrocarbon Technologies,      ABB Structured Finance            9/18/2002                 21225819
                      Inc.                           (Americas) Inc.
                                                                                       Expires 9/18/2007
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
New Jersey            Hydrocarbon Technologies,      Ricoh Business Systems, Inc.      2/10/2003                 21432859
                      Inc.
                                                                                       Expires 2/10/2008
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Utah                  Industrial Services Group      Bank of America, N.A. (fka        6/6/2000                  00-679710
                                                     NationsBank)
                                                                                       Expires 6/6/2005
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Utah                  Industrial Services Group      Dell Financial Services LP        5/2/2001                  01-713962

                                                                                       Expires 5/2/2006
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Utah                  Industrial Services Group      Dell Financial Services LP        6/21/2001                 01-718734

                                                                                       Expires 6/21/2006
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Utah                  Industrial Services Group      Dell Financial Services LP        8/16/2001                 1370200115

                                                                                       Expires 8/16/2006
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Utah                  Industrial Services Group      Dell Financial Services LP        10/1/2001                 166446200134

                                                                                       Expires 10/1/2006
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Texas                 ISG Partners, Ltd.             H.E.B. Investment and             2/5/2001                  100021279
                                                     Retirement Plan Trust
                                                                                       Expires 2/6/2006
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Arkansas              ISG Resources, Inc             Associates Leasing Inc            9/3/1999                  1205855

                                                                                       Expires 9/3/2004
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
California            ISG Resources, Inc.            Associates Leasing                6/1/2000                  2000-16061028

                                                                                       Expires 6/1/2005
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------

                                       33

-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
STATE                 DEBTOR                         CREDITOR                          FILE DATE                 FILE NUMBER
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
California            ISG Resources, Inc.            Zions Credit Corporation          5/1/2001                  2001-12760394

                                                                                       Expires 5/1/2006
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Georgia               ISG Resources, Inc.            Wells Fargo Financial Leasing,    5/25/2000                 330-2000-007256
                                                     Inc.
                                                                                       Expires 5/25/2005
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Michigan              ISG Resources, Inc.            Fidelity Leasing Inc.             4/4/2000                  D638377

                                                                                       Expires 4/4/2005
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Michigan              ISG Resources Inc              Williams Scotsman, Inc.           5/24/2000                 D657601

                                                                                       Expires 5/24/2005
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Minnesota             ISG Resources, Inc.            Progressive Rail Incorporated     11/30/2000                2278764

                                                     Associated Bank Minnesota         Expires 11/30/2005
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Mississippi           ISG Resources Inc              Associates Leasing Inc            9/25/2000                 1466406

                                                                                       Expires 9/25/2005
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Mississippi           ISG Resources Inc              Great Southern Tractor Company    10/20/2000                1473241

                                                                                       Expires 10/20/2005
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Mississippi           ISG Resources Inc              Great Southern Tractor & Company  11/27/2000                1481984

                                                                                       Expires 11/27/2005
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
North Dakota          ISG Resources, Inc.            Associates Leasing, Inc.          6/2/2000                  00-000946256

                                                                                       Expires 6/2/2005
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Ohio                  ISG Resources Inc.             Associates Leasing Inc            6/2/2000                  AP0244587

                                                                                       Expires 6/2/2005
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Texas                 ISG Resources, Inc.            Associates Leasing, Inc.          5/11/1999                 9900091664

                                                                                       Expires 5/12/2009
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Texas                 ISG Resources, Inc. (Lessee)   Associates Leasing, Inc.          9/20/1999                 9900190551
                                                     (Lessor)
                                                                                       Expires 9/20/2004
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------

                                       34

-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
STATE                 DEBTOR                         CREDITOR                          FILE DATE                 FILE NUMBER
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Texas                 ISG Resources, Inc.            Associates Leasing, Inc.          6/1/2000                  0000511569

                                                                                       Expires 6/1/2005
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Texas                 ISG Resources, Inc.            Komatsu Financial LP              7/28/2000                 0000553217

                                                                                       Expires 7/28/2005
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Texas                 ISG Resources, Inc.            Associates Leasing, Inc.          9/25/2000                 0000592478

                                                                                       Expires 9/26/2005
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Utah                  ISG Resources, Inc.            Deere Credit, Inc.                4/26/2000                 00-677442

                                                                                       Expires 4/26/2005
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Utah                  ISG Resources, Inc.            Associates Leasing Inc            12/4/2000                 00-699894

                                                                                       Expires 12/4/2005
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Utah                  ISG Resources, Inc.            Conseco Finance Vendor Services   1/17/2001                 01-704031

                                                                                       Expires 1/17/2006
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Utah                  ISG Resources, Inc.            Conseco Finance Vendor Services   1/17/2001                 01-704036

                                                                                       Expires 1/17/2006
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Utah                  ISG Resources, Inc.            Venserv Inc.                      5/25/2001                 01-716258

                                                                                       Expires 5/25/2006
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Utah                  ISG Resources, Inc.            Komatsu Financial LP              7/19/2001                 01-720298

                                                                                       Expires 7/19/2006
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Utah                  Best Masonry & Tool Supply     Wells Fargo Equipment Finance,    8/31/2001                 2853200121
                                                     Inc.
                      ISG Resources, Inc.                                              Expires 8/31/2006
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Utah                  Best Masonry & Tool Supply     Wells Fargo Equipment Finance,    8/31/2001                 2854200122
                                                     Inc.
                      ISG Resources, Inc.                                              Expires 8/31/2006
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------

                                       35

-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
STATE                 DEBTOR                         CREDITOR                          FILE DATE                 FILE NUMBER
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Utah                  ISG Resources Inc.             William Scotsman Mobile Offices   10/30/2001                172255200126

                                                                                       Expires 10/30/2006
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Utah                  ISG Resources, Inc.            Tennant Financial Services        12/20/2001                17647200231

                                                                                       Expires 12/20/2006
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Utah                  ISG Resources, Inc.            Zions Credit Corporation          3/25/2002                 183500200227

                                                                                       Expires 3/25/2007
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Utah                  ISG Resources, Inc.            Citicapital Commercial            4/3/2002                  184215200233
                                                     Corporation
                                                                                       Expires 4/3/2007
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Utah                  ISG Resources, Inc.            Citicapital Commercial            4/3/2002                  184228200238
                                                     Corporation
                                                                                       Expires 4/3/2007
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Utah                  ISG Resources, Inc.            Citicapital Commercial            4/3/2002                  184230200232
                                                     Corporation
                                                                                       Expires 4/3/2007
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Utah                  ISG Resources, Inc.            Citicapital Commercial            4/3/2002                  184231200233
                                                     Corporation
                                                                                       Expires 4/3/2007
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Utah                  ISG Resources, Inc.            Zions Credit Corporation          5/24/2002                 188380200233

                                                                                       Expires 5/24/2007
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Utah                  ISG Resources, Inc.            Wells Fargo Financial Leasing     6/13/2002                 190206200225

                                                                                       Expires 6/13/2007
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Utah                  ISG Resources, Inc.            Revco Leasing                     6/13/2002                 189684200242

                                                                                       Expires 6/13/2007
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Utah                  ISG Resources, Inc.            Zions Credit Corporation          7/22/2002                 192780200235

                                                                                       Expires 7/22/2007
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Utah                  ISG Resources, Inc.            Zions Credit Corporation          9/12/2002                 196021200225

                                                                                       Expires 9/12/2007
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------

                                       36

-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
STATE                 DEBTOR                         CREDITOR                          FILE DATE                 FILE NUMBER
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Utah                  ISG Resources, Inc.            Bank of America, N.A.             10/18/2002                200317200222

                                                                                       Expires 10/18/2007
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Utah                  ISG Resources, Inc.            General Electric Capital          1/30/2003                 208748200341
                                                     Corporation
                                                                                       Expires 1/30/2008         (In Lieu Of Filing
                                                                                                                 for Georgia UCCs)
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Utah                  ISG Resources, Inc.            Zions Credit Corporation          4/18/2003                 214782200336

                                                                                       Expires 4/18/2008
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Utah                  ISG Resources, Inc.            Zions Credit Corporation          6/11/2003                 218868200338

                                                                                       Expires 6/11/2008
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Utah                  ISG Resources, Inc.            Zions Credit Corporation          8/13/2003                 223432200331

                                                                                       Expires 8/13/2008
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Utah                  ISG Resources, Inc.            Alter Moneta Corporation          18/8/2003                 228134200331

                                                                                       Expires 10/8/2008
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Utah                  ISG Resources, Inc.            The CIT Group/ Equipment          11/2618/2003              231927200336
                                                     Financing
                                                                                       Expires 11/26/2008
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Utah                  ISG Resources, Inc.            Zions Credit Corporation          1/2/2004                  234848200447

                                                                                       Expires 1/2/2009
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Utah                  ISG Resources, Inc.            Zions Credit Corporation          1/2/2004                  234854200436

                                                                                       Expires 1/2/2009
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Utah                  I S G Resources                The CIT Group/ Equipment          1/6/1999                  99-629908
                                                     Financing
                                                                                       Expires 1/6/2009
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Utah                  I S G Resources                Associates Leasing Inc.           5/19/1999                 99-643050

                                                                                       Expires 5/19/2009
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------

                                       37

-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
STATE                 DEBTOR                         CREDITOR                          FILE DATE                 FILE NUMBER
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Utah                  I S G Resources                Associates Leasing Inc.           6/5/2000                  00-681601

                                                                                       Expires 6/5/2005
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Utah                  I S G Resources                Associates Leasing Inc.           10/10/2000                00-693246

                                                                                       Expires 10/10/2005
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Utah                  I S G Resources                Associates Leasing Inc.           10/26/2000                00-696006

                                                                                       Expires 10/26/2005
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Utah                  I S G Resources                Bank of New York                  12/5/2000                 00-700001

                                                                                       Expires 12/5/2005
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Utah                  I S G Resources                Zions Credit Corporation          12/8/2000                 00-700252

                                                                                       Expires 12/8/2005
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Utah                  I S G Resources                Zions Credit Corporation          12/18/2000                00-701352

                                                                                       Expires 12/18/2005
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Utah                  I S G Resources                Associated Bank Minnesota         12/20/2000                00-701514

                                                                                       Expires 12/20/2005
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Utah                  I S G Resources                Caterpillar Financial Services    2/13/2001                 01-706544

                                                                                       Expires 2/13/2006
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Utah                  I S G Resources                Zions Credit Corporation          3/1/2001                  01-707812

                                                                                       Expires 3/1/2006
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Utah                  I S G Resources                Zions Credit Corporation          4/2/2001                  01-710788

                                                                                       Expires 4/2/2006
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Wyoming               ISG Resources, Inc.            Associates Leasing, Inc.          6/26/2000                 2000-11957430

                                                                                       Expires 6/26/2005
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Arkansas              J T M Inc.                     Community Bank of North           11/21/2000                1274911
                                                     Arkansas
                                                                                       Expires 11/21/2005
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------

                                       38

-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
STATE                 DEBTOR                         CREDITOR                          FILE DATE                 FILE NUMBER
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Arkansas              J T M Inc.                     Community Bank of North           5/23/2002                 1423781
                                                     Arkansas
                                                                                       Expires 5/23/2007
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Florida               JTM Incorporated               First Union National Bank         3/1/2000                  200000050526
                      Russell Michael
                                                                                       Expires 3/1/2005
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Florida               JTM Incorporated               First Union National Bank         12/19/2000                200000285061
                      Russell Michael
                                                                                       Expires 12/19/2005
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Florida               J T M Inc                      Southtrust Bank                   8/3/2001                  200100169206

                                                                                       Expires 8/3/2006
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Florida               J.T.M. Inc.                    Southtrust Bank                   10/12/2001                20019011258X

                                                                                       Expires 10/12/2006
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Illinois              JTM Inc                        The First National Bank           10/19/1998                003925856

                                                                                       Expires 10/19/2008
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Iowa                  JTM Inc.                       Security State Bank               9/15/2000                 P128674
                      Johnson Carl R
                      McNeilus Jim L                                                   Expires 9/15/2005
                      Taco John's
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Maryland              J.T.M., Inc.                   White Oak Equipment, Inc.         2/10/1994                 0000000140418125

                                                                                       Expires 2/10/2006
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Maryland              J.T.M., Inc.                   White Oak Equipment, Inc.         2/22/1994                 0000000140538408

                                                                                       Expires 2/22/2006
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Maryland              JTM, Inc. dba                  A.C. Financial Corp               8/11/2000                 0000000181055617
                      Timber Creek Restaurant        GNB Financial Co.
                                                                                       Expires 6/30/06
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Minnesota             JTM, Inc.                      Midwest Diesel Service, Inc.      4/6/1998                  2026290

                                                     Associates Commercial             Expires 4/6/2008
                                                     Corporation
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------

                                       39

-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
STATE                 DEBTOR                         CREDITOR                          FILE DATE                 FILE NUMBER
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Tennessee             JTM Inc                        Insouth Bank                      7/12/2000                 200025978

                                                                                       Expires 7/12/2005
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Texas                 J T M Inc.                     Internal Revenue Service          7/15/1983                 8300157214

                                                                                       Federal Tax Lien
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Utah                  JTM, Inc.                      Greater Business Administration   3/19/1996                 96-512472

                                                                                       Expires 3/19/2006
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Virginia              JTM Industries Inc             NationsBank, N.A.                 10/15/2002                02-10230578

                                                                                       Expires 10/15/2007
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Indiana               KBK Enterprises                West End Savings Bank             2/11/2002                 0200001235156

                                                                                       Expires 2/11/2007
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
New York              KBK Enterprises, L.L.C.        Bank of Smithtown                 11/29/2002                0211292673575

                                                                                       Expires 11/29/2007
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Delaware              L&S Stone LLC                  Citicapital Commercial Leasing    3/24/2004                 40825630
                                                     Corp.
                                                                                       Expires 3/24/2009
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
California            Lewis W. Osborne, Inc.         NMHG Financial Services Inc.      1/31/2002                 0203160624

                                                                                       Expires 1/31/2007
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
California            Lewis W. Osborne, Inc.         Cupertino National Bank           11/20/2002                2002-32560283

                                                                                       Expires 11/20/2007
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
California            Osborne Building Supply,       Orix Credit Alliance, Inc.        3/11/1996                 1996-07360554
                      Incorporated
                                                                                       Expires 3/13/2006
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Texas                 Palestine Concrete Tile        Yale Financial Service, Inc.      12/18/1995                9500241605
                      Company
                                                                                       Expires 12/19/2005
                      Texas Industries, Inc.
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------

                                       40

-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
STATE                 DEBTOR                         CREDITOR                          FILE DATE                 FILE NUMBER
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Texas                 Palestine Concrete Tile        Yale Financial Services, Inc.     4/8/1996                  9600067627
                      Company
                                                                                       Expires 4/10/2006
                      Texas Industries, Inc.
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Texas                 Palestine Concrete Tile        Yale Financial Services, Inc.     5/13/1996                 9600093794
                      Company
                                                                                       Expires 5/15/2006
                      Texas Industries, Inc.
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Texas                 Palestine Concrete Tile        Yale Financial Services, Inc.     6/10/1996                 9600114232
                      Company
                                                                                       Expires 6/12/2006
                      Texas Industries, Inc.
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Texas                 Palestine Concrete Tile        The CIT Group/ Equipment          6/29/2000                 532376
                      Company                        Financing, Inc.
                                                                                       Expires 6/29/2005
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Texas                 Palestine Concrete Tile        Safeco Credit Co.                 7/6/2001                  100129877
                      Company                        Inc.dba Safeline Leasing
                                                                                       Expires 7/6/2006
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Texas                 Palestine Concrete Tile        Safeco Credit Co. Inc.            10/26/2001                20007699205
                      Company                        dba Safeline Leasing
                                                                                       Expires 10/26/2006
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Pennsylvania          VFL Technology Corporation     Caterpillar Financial Services    3/26/2004                 20040317818
                                                     Corporation
                                                                                       Expires 3/26/2009
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Pennsylvania          VFL Technology Corporation     Caterpillar Financial Services    3/29/2004                 20040321003
                                                     Corporation
                                                                                       Expires 3/29/2009
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Pennsylvania          VFL Technology Corporation     Zions Credit Corporation          7/22/2004                 20040759677

                                                                                       Expires 7/22/2009
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Pennsylvania          VFL Technology Corporation     Zions Credit Corporation          7/22/2004                 20040759687

                                                                                       Expires 7/22/2009
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------

                                       41

-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
STATE                 DEBTOR                         CREDITOR                          FILE DATE                 FILE NUMBER
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Pennsylvania          VFL Technology Corporation     Zions Credit Corporation          7/22/2004                 1003745

                                                                                       Expires 7/22/2009
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Pennsylvania          VFL Technology Corporation     Zions Credit Corporation          7/22/2004                 1003746

                                                                                       Expires 7/22/2009
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Pennsylvania          VFL Technology Corporation     Ace Transportation Inc.           6/3/1998                  Judgment #98-4647

Chester County                                                                                                   $23,331.49
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Pennsylvania          VFL Technology Corporation     The CIT Group                     2/20/1996                 ST960424

Chester County                                                                         Expires 2/20/2006
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Pennsylvania          VFL Technology Corporation     General Electric Capital          10/9/1996                 ST962836
                                                     Corporation
Chester County                                                                         Expires 10/9/2006
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Pennsylvania          VFL Technology Corporation     Caterpillar Financial Services    3/31/1999                 ST991043
                                                     Corp.
Chester County                                                                         Expires 3/31/2004
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Pennsylvania          VFL Technology Corporation     Caterpillar Financial Services    3/31/1999                 ST991046
                                                     Corp.
Chester County                                                                         Expires 3/31/2004
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Pennsylvania          VFL Technology Corporation     Caterpillar Financial Services    4/5/1999                  ST991088
                                                     Corp.
Chester County                                                                         Expires 4/5/2004
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Pennsylvania          VFL Technology Corporation     Caterpillar Financial Services    5/21/1999                 ST991694
                                                     Corp.
Chester County                                                                         Expires 5/21/2004
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Pennsylvania          VFL Technology Corporation     The CIT Group                     12/6/1999                 ST994002

Chester County                                                                         Expires 12/6/2004
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Pennsylvania          VFL Technology Corporation     The CIT Group                     2/11/2000                 ST000413

Chester County                                                                         Expires 2/10/2005
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Pennsylvania          VFL Technology Corporation     Orix Credit Alliance, Inc.        2/17/2000                 ST000476

Chester County                                                                         Expires 2/17/2005
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Pennsylvania          VFL Technology Corporation     Orix Credit Alliance, Inc.        2/28/2000                 ST000571

Chester County                                                                         Expires 2/28/2005
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------

                                       42

-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
STATE                 DEBTOR                         CREDITOR                          FILE DATE                 FILE NUMBER
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Pennsylvania          VFL Technology Corporation     Associates Commercial Corp.       3/13/2000                 ST000744

Chester County                                                                         Expires 3/13/2005
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Pennsylvania          VFL Technology Corporation     Center Capital Corp.              3/15/2000                 ST000775

Chester County                                                                         Expires 3/15/2005
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Pennsylvania          VFL Technology Corporation     Orix Financial Services, Inc.     1/23/2001                 ST010206

Chester County                                                                         Expires 1/23/2006
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Pennsylvania          VFL Technology Corporation     Caterpillar Financial Services    4/17/2001                 ST011008
                                                     Corp.
Chester County                                                                         Expires 4/17/2006
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Pennsylvania          VFL Technology Corporation     Associates Commercial Corp.       4/27/2001                 ST011138

Chester County                                                                         Expires 4/27/2006
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Pennsylvania          VFL Technology Corporation     Caterpillar Financial Services    5/31/2001                 ST011470
                                                     Corp.
Chester County                                                                         Expires 5/31/2006
------------------------------------------------------------------------------------------------------------------------------------

 TAPCO
------------------------------------------------------------------------------------------------------------------------------------
Pennsylvania          Builder's Edge                 U.S. Bancorp                      5/8/2002                  36220383

                                                                                       Expires 5/8/2007
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Pennsylvania          Metamora Products              Engel Canada                      3/1/2004                  20040216447
                      Corporation of Elkland
                                                                                       Expires 3/1/2009
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Pennsylvania          Metamora Products              Engel Canada                      3/1/2004                  20040216457
                      Corporation of Elkland
                                                                                       Expires 3/1/2009
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Pennsylvania          Metamora Products              Engel Canada                      3/1/2004                  20040216467
                      Corporation of Elkland
                                                                                       Expires 3/1/2009
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------

                                       43

-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
STATE                 DEBTOR                         CREDITOR                          FILE DATE                 FILE NUMBER
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Pennsylvania          Metamora Products              Engel Canada                      3/1/2004                  20040216479
                      Corporation of Elkland
                                                                                       Expires 3/1/2009
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Pennsylvania          Metamora Products              Engel Canada                      3/1/2004                  20040216489
                      Corporation of Elkland
                                                                                       Expires 3/1/2009
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Pennsylvania          Metamora Products              Engel Canada                      3/1/2004                  20040216499
                      Corporation of Elkland
                                                                                       Expires 3/1/2009
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Pennsylvania          Metamora Products              Engel Canada                      3/8/2004                  20040243059
                      Corporation of Elkland
                                                                                       Expires 3/8/2009
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Pennsylvania          Metamora Products              Engel Canada                      3/8/2004                  20040243079
                      Corporation of Elkland
                                                                                       Expires 3/8/2009
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Pennsylvania          Metamora Products              Engel Canada                      3/8/2004                  20040243099
                      Corporation of Elkland
                                                                                       Expires 3/8/2009
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Pennsylvania          Metamora Products              Engel Canada                      4/29/2004                 20040453938
                      Corporation of Elkland
                                                                                       Expires 4/29/2009
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Ohio                  MTP, Inc.                      Balboa Capital                    3/19/2001                 AP319837

                                                                                       Expires 3/19/2006
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Ohio                  MTP, Inc.                      Citicorp Del Lease, Inc.          4/27/2001                 AP330858

                                                                                       Expires 4/27/2006
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Ohio                  MTP, Inc.                      The CIT Group                     9/24/2001                 OH00038951392

                                                                                       Expires 9/24/2006
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Ohio                  MTP, Inc.                      The CIT Group                     11/28/2001                OH00041849734

                                                                                       Expires 11/28/2006
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Ohio                  MTP, Inc.                      U.S. Bancorp Equipment Finance,   5/30/2002                 OH00049958490
                                                     Inc.
                                                                                       Expires 5/30/2007
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Ohio                  MTP, Inc.                      The CIT Group                     8/30/2002                 OH00053767421

                                                                                       Expires 8/30/2007
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------

                                       44

-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
STATE                 DEBTOR                         CREDITOR                          FILE DATE                 FILE NUMBER
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Ohio                  MTP, Inc.                      The CIT Group                     9/27/2002                 OH00054725474

                                                                                       Expires 9/27/2007
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Ohio                  MTP, Inc.                      Citicorp Del Lease, Inc.          10/8/2002                 OH00055126213

                                                                                       Expires 10/8/2007
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Ohio                  MTP, Inc.                      First Financial Bank, NA          7/21/2003                 OH00066518732

                                                                                       Expires 7/21/2008
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Ohio                  MTP, Inc.                      First National Bank of            4/6/2000                  1506
                                                     Southwestern Ohio
Butler County                                                                          Expires 4/6/2005
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------
Ohio                  MTP, Inc.                      Citicorp Del Lease, Inc.          4/30/2001                 1886

Butler County                                                                          Expires 4/30/2006
-------------------- ------------------------------ --------------------------------- ------------------------- --------------------

Headwaters Escrow Accounts

1. Escrow Amount $6,000,000

         ABA: 091000022
         FBO: U.S. Bank Trust, N.A.
         DDA Acct: 1801 2116 7365
         FFC Acct: 786794000
         REF: Tapco Holdings, Inc. Escrow


2. Escrow Amount: $14,000,000

         ABA: 091000022
         FBO: U.S. Bank Trust, N.A.
         DDA Acct: 1801 2116 7365
         FFC Acct: 786794001
         REF: Tapco Holdings, Inc. Tax Benefit Account

3. Escrow Amount: $1,100,000

         Chase Manhattan Bank
         ABA: 021000021
         For Account of Brown Brothers Harriman & Co.
         Acct: 920-1-033231
         Further Credit to: Headwaters Incorporated
         Acct: 8457046


4. Escrow Amount : $5,200,000

         J.P. Morgan Chase Bank
         ABA: 113000609
         Account: 00103409257
         REF: ACM Block & Brick / Southwest Escrow

                                  SCHEDULE 6.23

                          EXCEPTED CAPITAL EXPENDITURES

1. The purchase by the Borrower, or a Subsidiary thereof, of that certain piece of real property and improvements thereon located at Franklin, Ohio, for an amount not to exceed $3,600,000.

2. Capital Expenditures which are incurred in connection with the construction of fly ash storage facilities used by customers of the relevant Borrower or Subsidiary and which are to be repaid by such customer upon or after completion of the project, in an aggregate amount not to exceed $20,000,000 over the term of this Agreement.

                                   EXHIBIT A-1

                      FORM OF BORROWER'S COUNSEL'S OPINION

                                    Attached

                                September 8, 2004



Morgan Stanley Senior Funding, Inc.,
     as Administrative Agent

Morgan Stanley & Co.,
  as Collateral Agent

Each of the LC Issuers and the Lenders party to the Agreement, as defined below

Re: Credit Agreement, dated as of September 8, 2004 (the "Agreement"), by and among Headwaters Incorporated, the Lenders from time to time parties thereto, the Initial LC Issuers, Morgan Stanley Senior Funding, Inc., as joint lead arranger and joint bookrunner and as Administrative Agent, Morgan Stanley & Co., Incorporated, as Collateral Agent, J.P. Morgan Securities Inc., as joint lead arranger and as joint bookrunner, and JP Morgan Chase Bank, as syndication agent
--------------------------------------------------------------------------------

Ladies and Gentlemen:

We have acted as special New York (the "State") counsel to Headwaters Incorporated, a Delaware corporation (the "Company"), and to each of the corporations listed on Annex A to this opinion letter (collectively, the "Guarantors"), in connection with the Agreement. The definitions of terms contained in Annex B apply to this opinion letter and the definitions of terms contained in the Agreement apply to terms that are used and not otherwise defined herein or in Annex B.

This opinion is delivered to you pursuant to Section 4.1.5 of the Agreement, at the request of the Company.

In rendering this opinion, we have reviewed the following documents, each made, entered into or dated as of the date of this opinion:

         A. the Agreement;

         B. the Guaranty, made by each Guarantor in favor of the Administrative Agent (the "Guaranty";

         C. the First Lien Pledge and Security Agreement, by and among the Company, the Guarantors and the Collateral Agent (the "Pledge and Security Agreement");

         D. the Intellectual Property Security Agreement, by and among the Company, the Guarantors and the Collateral Agent (the "Intellectual Property Security Agreement" and, together with the Pledge and Security Agreement, the "Collateral Agreements");

         E. the Intercreditor Agreement, by and among the Company, the Administrative Agent, the Second Lien Administrative Agent, the Collateral Agent and the Second Lien Collateral Agent;

         F. the Notes delivered on the date of the opinion (the "Delivered Notes");

         G. the UCC-1 financing statements attached hereto as Schedules 1A, 1B, 1C, 1D, 1E, 1F, 1G, 1H, 1I, 1J, 1K, 1L, 1M, 2A, 2B, 3A, 3B, 3C, 3D, 3E
         and 3F;

         H. the current charters, articles of incorporation, certificates of incorporation, articles of organization, certificates of formation, certificates of limited partnership, certificate of partnership, by-laws, partnership agreements, limited liability company agreements and operating agreements, as applicable, of the Company and the California and Texas Guarantors; and

         I. such other documents as we have deemed necessary as a basis for the opinions we express below.

On the basis of the assumptions and subject to the qualifications and limitations set forth below, we are of the opinion that:

1. (a) The Company is duly incorporated, validly existing and in good standing under Delaware General Corporation Law and has the corporate power to own and hold under lease the properties it purports to own and hold under lease and to conduct the business in which it is engaged.

                  (b) The Company has the corporate power to execute and deliver, and to perform its obligations under the Agreement, the Delivered Notes, the Intercreditor Agreement and the Collateral Agreements and for the Company's incurrence of the indebtedness in the amount of the Aggregate Revolving Loan Commitment and the Aggregate Term B Loan Commitment (as in effect on the date hereof) and the repayment of such indebtedness, with interest, in accordance with the terms of the Agreement, and for the grant by the Company of the security interest in its Collateral described in Section 1.2 of the Pledge and Security Agreement.

                  (c) Each California Guarantor is duly incorporated, validly existing and in good standing under the law of California and has the corporate power to own and hold under lease the properties it purports to own and hold under lease and to conduct the business in which it is engaged.

                  (d) Each Texas Guarantor is duly incorporated, validly existing and in good standing under the law of Texas and has the corporate power to own and hold under lease the properties it purports to own and hold under lease and to conduct the business in which it is engaged.

                  (e) Each California and Texas Guarantor has the corporate power to execute and deliver, and to perform its obligations under, the Guaranty and for the grant by such Guarantor of the security interest in its Collateral described in Section 1.2 of the Pledge and Security Agreement.

2. Each of the Agreement, the Intercreditor Agreement and the Collateral Agreements constitutes a valid and legally binding agreement of the Company, and each Delivered Note will, upon disbursement of the loans evidenced by such Note, constitute a valid and legally binding obligation of the Company, in each case enforceable against the Company in accordance with its terms.

3. Each of the Guaranty and the Collateral Agreements (a) has been duly authorized, executed and delivered by each of the Texas and California Guarantors and (b) constitutes a valid and legally binding agreement of each Guarantor, in each case enforceable against such Guarantor in accordance with its terms.

4. The execution and delivery of, and the performance of its obligations under, the Agreement, the Delivered Notes, the Intercreditor Agreement and the Collateral Agreements by the Company do not and will not violate or conflict with, result in a breach of, constitute a default under, or result in the creation of any Lien upon any property of the Company under, the federal law of the United States of America ("Federal Law") or the law of the State.

5. The execution and delivery of, and the performance of its obligations under, the Guaranty and the Collateral Agreements by each Guarantor do not and will not violate or conflict with, result in a breach of, constitute a default under, or result in the creation of any Lien upon any property of such Guarantor under, Federal Law or the law of the State or, in the case of the California Guarantors, the law of California or, in the case of the Texas Guarantors, the law of Texas.

6. Under Federal Law and the law of the State and, in the case of the California Guarantors, the law of California and, in the case of the Texas Guarantors, the law of Texas, no Governmental Approvals are required to have been obtained, and no Governmental Registrations are required to have been made:

                  (a) by the Company, (i) for the valid execution and delivery by the Company of the Agreement, the Delivered Notes, the Intercreditor Agreement or the Collateral Agreements, (ii) for the Company's incurrence of the indebtedness in the amount of the Aggregate Revolving Loan Commitment and the Aggregate Term B Loan Commitment (as in effect on the date hereof) and the repayment of such indebtedness, with interest, in accordance with the terms of the Agreement, or (iii) for the grant by the Company of the security interest in its Collateral described in Section 1.2 of the Pledge and Security Agreement (such security interests, collectively, the "Company Security Interests"); or

                  (b) by any Guarantor, (i) for the valid execution and delivery by such Guarantor of the Guaranty or the Collateral Agreements, or (ii) for the grant by such Guarantor of the security interest in its Collateral described in Section 1.2 of the Pledge and Security Agreement (such security interests, collectively, the "Guarantor Security Interests" and, together with the Company Security Interests, the "Security Interests").

7. (a) Each of the Security Interests is an enforceable security interest in the collateral to which it applies.

                  (b) (i) If financing statements in the form attached hereto as
         Schedule 1A through Schedule 1M are communicated to the Delaware Secretary of State by a method of document delivery authorized under
         Section 106 of the Administrative Rules of the Delaware Secretary of State and an amount equal to the applicable filing fee is tendered to such filing office, such filing office will have an obligation to accept such financing statements.

                           (ii) Upon acceptance of such financing statements by
                  said filing office, the Company Security Interests and Guarantor Security Interests granted by the Delaware Guarantor in so much of the Collateral as consists of (in each case as defined in the Uniform Commercial Code) accounts (other than accounts described in Section 9-102(a)(6)(B) of the Uniform Commercial Code), general intangibles, goods, chattel paper, investment property, negotiable documents and instruments will be perfected.

                           (iii) Such financing statements are all of the
                  filings, and are in the form, required to effect such perfection.

                           (iv) Except for the filings and fees referred to in
                  clause (i), no other action, including the payment of any recording or other taxes or fees, is required by law to effect such perfection.

                  (c) (i) If financing statements in the form attached hereto as
         Schedule 2A and Schedule 2B are communicated to the Office of the Secretary of State of California by a method of document delivery authorized under the filing rules of that Office and an amount equal to the applicable filing fee is tendered to such filing office, such filing office will have an obligation to accept such financing statements.

                           (ii) Upon acceptance of such financing statements by
                  said filing office, the Guarantor Security Interests granted by the California Guarantors in so much of the Collateral as consists of (in each case as defined in the Uniform Commercial
                  Code) accounts (other than accounts described in Section 9-102(a)(6)(B) of the Uniform Commercial Code), general intangibles, goods, chattel paper, investment property, negotiable documents and instruments will be perfected.

                           (iii) Such financing statements are all of the
                  filings, and are in the form, required to effect such perfection.

                           (iv) Except for the filings and fees referred to in
                  clause (i), no other action, including the payment of any recording or other taxes or fees, is required by law to effect such perfection.

                  (d) (i) If financing statements in the form attached hereto as
         Schedule 3A through Schedule 3F, are communicated to the Texas Secretary of State by a method of document delivery authorized under Rule Section 95.106 of the Texas Administrative Code and an amount equal to the applicable filing fee is tendered to such filing office, such filing office will have an obligation to accept such financing statements.

                           (ii) Upon acceptance of such financing statements by
                  said filing office, the Guarantor Security Interests granted by the Texas Guarantors in so much of the Collateral as consists of (in each case as defined in the Uniform Commercial
                  Code) accounts (other than accounts described in Section 9-102(a)(6)(B) of the Uniform Commercial Code), general intangibles, goods, chattel paper, investment property, negotiable documents and instruments will be perfected.

                           (iii) Such financing statements are all of the
                  filings, and are in the form, required to effect such perfection.

                           (iv) Except for the filings and fees referred to in
                  clause (i), no other action, including the payment of any recording or other taxes or fees, is required by law to effect such perfection.

                  (e) (i) The delivery to the Collateral Agent in New York of the certificates (and related stock powers executed in blank) evidencing the Securities listed on Schedule 4 will be effective to perfect the Security Interest in such Securities.

                           (ii) The Security Interest in the Securities listed
                  on Schedule 4, when such certificates are so delivered, will be free of any adverse claim, as defined in Section 8-102(a)(1) of the New York Uniform Commercial Code.

8. To our knowledge, neither the Company nor any Guarantor is a party in any action, suit or proceeding in which the pleadings request as relief that (a) any of the obligations of the Company, or any of the rights of the Administrative Agent, the LC Issuer or the Lenders, under the Agreement, the Delivered Notes, the Intercreditor Agreement or the Collateral Agreements, or (b) any of the obligations of any Guarantor, or any of the rights of the Administrative Agent, the LC issuer or the Lenders, under the Guaranty or the Collateral Agreements, be declared invalid or subordinated or their performance be enjoined.

Our opinion is subject to the following qualifications and limitations:

                    1. Our opinion is subject to the effect of (i) applicable bankruptcy, insolvency, reorganization, fraudulent conveyance and other similar laws affecting creditors' rights generally, (ii) general equitable principles,
(iii) requirements of reasonableness, good faith and fair dealing and (iv) additionally in the case of (A) indemnities, a requirement that facts, known to the indemnitee but not the indemnitor, in existence at the time the indemnity becomes effective that would entitle the indemnitee to indemnification be disclosed to the indemnitor, (B) waivers, Sections 9-602 and 9-603 of the Uniform Commercial Code, (C) indemnities, waivers and exculpatory provisions, public policy and (D) restrictions on, or remedies in the event of, assignment or transfer of rights or interests or the creation, attachment, perfection or enforcement of security interests, Sections 9-401(b), 9-406, 9-407, 9-408 and 9-409 of the Uniform Commercial Code. Our opinion with respect to the Guaranty is subject to the further qualification that the Guarantor may be exonerated as to a guaranteed party if such guaranteed party fails to inform the Guarantor of material, adverse information, known to it and not to the Guarantor, concerning the Company or any Collateral.

                    2. The opinions expressed in paragraphs 1(a), 1(c) and 1(d) as to the due incorporation, valid existence and good standing of the Company, the California Guarantors and the Texas Guarantors, respectively, are based on recent good standing certificates and verbal confirmations of good standing as of September 7, 2004.

                    3. Certain remedial provisions of the Loan Documents as to which we are opining may be unenforceable in whole or in part, but the inclusion of such provisions does not affect the validity of the balance of such Loan Documents, and the practical realization of the benefits created by such Loan Documents taken as a whole will not be materially impaired by the unenforceability of those particular provisions. In addition, certain remedial provisions of such Loan Documents may be subject to procedural requirements not set forth therein.

                    4. The Security Interests (i) will not be enforceable with respect to, or attach to, any Collateral until value has been given and the Grantor thereof has rights in such Collateral or (ii) be enforceable with respect to any Collateral (other than the Securities that are the subject of our opinion in paragraph 7(e)) against the competing interests of those third parties (other than the Grantor thereof) who would, in accordance with the provisions of Applicable Law, take free of, or have priority over, such Security Interest in such Collateral, notwithstanding its perfection.

                    5. Our opinion is limited to the law of the State and Federal Law, in each case as in effect on the date hereof, except that our opinions expressed in paragraphs 7(b), 7(c) and 7(d) are limited to the Delaware Uniform Commercial Code, the California Commercial Code and the Texas Uniform Commercial Code, respectively, and, in each case, to Federal Law.

                    6. Our opinion is intended for the sole benefit of the Administrative Agent, the LC Issuer and the Lenders, and their permitted successors and assignees and permitted participants in or purchasers of the obligations of the Company under the Loan Documents and no other Person is entitled to rely on it for any purpose without our prior written consent.

                   7. We express no opinion with respect to:

                           a. the Company's or the Guarantors' rights in, title
                  to or legal or beneficial ownership of any of the Collateral or any Collateral acquired after the date hereof;

                           b. the perfection of the Security Interest in any
                  dividends or other distributions of any Securities that are not the subject of our opinion in paragraph 7(e);

                           c. the priority of the Security Interests in any
                  Collateral or the effect of perfection or nonperfection of the Security Interests in any Collateral of a type referred to in
                  Section 9-301(c) of the New York Uniform Commercial Code (or the equivalent section of the Delaware, California or Texas Uniform Commercial Code) that is not located in the State, the State of California, the State of Delaware, or the State of Texas, as applicable;

                           d. any Collateral that (A) is not governed by Article
                  8 or 9 of the Uniform Commercial Code (and not, in the case of Article 9, excluded therefrom by Section 9-109(c) or (d)) or
                  (B) is subject to a certificate of title or (C) is a trademark;

                           e. Section 15.2 of the Agreement and the equivalent
                  sections in the other Loan Documents insofar as said sections relate to federal courts (except as to the personal jurisdiction thereof); and

                           f. the definition of Collateral contained in the
                  Pledge and Security Agreement to the extent the same purports to make (A) commercial tort claims part of the Collateral by using general terms such as "currently existing commercial tort claims" or (B) any other assets part of the Collateral by using general terms such as "any property of the Grantors", in each case without further specificity; provided that the foregoing shall not in any way limit our opinions in paragraphs 7(b), 7(c) and 7(d) in respect of (i) commercial tort claims which are specifically listed in the definition of Collateral (directly or by reference to a schedule or exhibit) or (ii) any property which is specifically referenced by type in the definition of Collateral.

In rendering our opinion:

1. We have, without independent verification, relied, with respect to factual matters, statements and conclusions, on certificates and statements of governmental officials and officials of the Company and the Guarantors and on the representations made by the Company and the Guarantors in the Loan Documents.

2. We have examined originals, or copies of originals certified, conformed or otherwise identified to our satisfaction, of such agreements, documents and records as we have considered relevant and necessary as a basis for this opinion.

3 We have assumed the accuracy and completeness of all, and the authenticity of all original, certificates, agreements, documents, records and other materials submitted to us, the conformity with the originals of any copies submitted to us, the genuineness of all signatures and the legal capacity of all natural persons.

4. We have assumed that:

                  (a) (i) the execution and delivery of, and the performance of its obligations under, the Agreement and the Collateral Agreements by the Company do not and will not (A) require any Governmental Approval or Governmental Registration or (B) violate or conflict with, result in a breach of, or constitute a default under, (1) any agreement or instrument to which the Company or any of its Affiliates is a party or by which the Company or any of its Affiliates or any of their respective properties may be bound, (2) any Governmental Approval or Governmental Registration that may be applicable to the Company or any of its Affiliates or any of their respective properties, (3) any order, decision, judgment or decree that may be applicable to the Company or any of its Affiliates or any of their respective properties, or (4) any law;

                           (ii) the execution and delivery of, and the
                  performance of the obligations of each Guarantor under, the Guaranty and the Collateral Agreements by such Guarantor do not and will not (A) require any Governmental Approval or Governmental Registration or (B) violate or conflict with, result in a breach of, or constitute a default under, (1) any agreement or instrument to which such Guarantor or any of its Affiliates is a party or by which such Guarantor or any of its Affiliates or any of their respective properties may be bound,
                  (2) any Governmental Approval or Governmental Registration that may be applicable to such Guarantor or any of its Affiliates or any of their respective properties, (3) any order, decision, judgment or decree that may be applicable to such Guarantor or any of its Affiliates or any of their respective properties, or (4) any law; except that the foregoing assumptions do not apply to, (x) in the case of the Governmental Approvals and Governmental Registrations referred to in subclauses (a)(i)(A) and (a)(ii)(A), the Governmental Approvals and Governmental Registrations that are the subject of our opinion expressed in paragraph 6 above, and (y) in the case of the law referred to in subclauses (a)(ii)(B)(4) and
                  (a)(ii)(B)(4), Federal Law, the law of the State, the Delaware General Corporation Law, the Delaware Uniform Commercial Code, the law of California and the law of Texas, in each case as in effect on the date hereof, except as to any Governmental Approvals and Governmental Registrations required under Federal Law, the law of the State, the Delaware General Corporation Law, the Delaware Uniform Commercial Code, the law of California and the law of Texas that are not the subject of our opinion expressed in paragraph 6 above;

                  (b) the Loan Documents constitute (subject to the same qualifications as are contained in subparagraph (a) of the immediately preceding paragraph) the valid, legally binding and enforceable agreements of the parties thereto under all applicable law (other than, in the case of the Company, and the Guarantors, Federal Law and the law of the State, except as to any Governmental Approvals and Governmental Registrations required under Federal Law or the law of the State that are not the subject of our opinion expressed in paragraph 6 above);

                  (c) for so much of our opinions expressed in paragraphs 2 and 3 as relates to Section 15.1 of the Agreement and the equivalent sections in the other Loan Documents relating to the selection of New York law as the governing law of the agreements, that such sections would be enforced by a court in strict conformity to the provisions of New York General Obligations Law Section 5-1401;

                  (d) (i) the Collateral Agent (on behalf of the Holders of the Secured Obligations) hold the Securities (A) within the State and (B) without notice of any adverse claim, as defined in Section 8-102(a)(1) of the Uniform Commercial Code; and (ii) the Collateral Agent complies with the provisions of, and continuously holds such Securities for the benefit of the Holders of the Secured Obligations in the manner provided for in, the Pledgor Security Agreement;

                  (e) each of the Delaware Guarantors is a corporation or limited liability company, as applicable, organized solely under the laws of the State of Delaware;

                  (f) each of the Company, the Texas Guarantors and the California Guarantors has knowingly, voluntarily and intelligently waived its right to a trial by jury in any proceeding involving the Loan Documents; and

                  (g) the Company and the Guarantors are engaged only in the businesses described in the Company's Annual Report on Form 10-K for its fiscal year ended September 30, 2003 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2004.

                                              Very truly yours,

                                                                         Annex A


                     Subsidiaries of Headwaters Incorporated

ACM Block & Brick General, Inc.
ACM Block & Brick Partner, LLC
ACM Block & Brick, LLC
ACM Block & Brick, LP
ACM FlexCrete, LP
ACM Georgia, Inc.
American Construction Materials, Inc.
Best Masonry  & Tool Supply, Inc.
Chihuahua Stone LLC
Comaco, Inc.
Covol Engineered Fuels, LC
Covol Services Corporation
Don's Building Supply, L.P.
Eagle Stone & Brick LLC
Eldorado Acquisition, LLC
Eldorado Funding Co.
Eldorado G-Acquisition Co.
Eldorado SC-Acquisition Co.
Eldorado Stone Acquisition Co., LLC
Eldorado Stone Corporation
Eldorado Stone Funding Co., LLC
Eldorado Stone LLC
Eldorado Stone Operations LLC
Global Climate Reserve Corporation
Headwaters Clean Coal Corp.
Headwaters Heavy Oil, Inc.
Headwaters NanoKinetix, Inc.
Headwaters Olysub Corporation
Headwaters Technology Innovation Group, Inc.
HTI Chemical Subsidiary, Inc.
Hydrocarbon Technologies, Inc.
ISG Manufactured Products, Inc.
ISG Partner, Inc.
ISG Resources, Inc.
ISG Services Corporation
ISG Swift Crete, Inc.

L&S Stone LLC
L-B Stone LLC
Lewis W. Osborne, Inc.
Magna Wall, Inc.
Northwest Properties LLC
Northwest Stone & Brick Co., Inc.
Northwest Stone & Brick LLC
Palestine Concrete Tile Company, L.P.
StoneCraft Industries LLC
Tempe Stone LLC
United Terrazzo Supply Co., Inc.
VFL Technology Corporation
Tapco Holdings, Inc.
Tapco International Corporation
Vantage Building Products Corporation
MTP, Inc.
Atlantic Shutter Systems, Inc.
Metamora Products Corporation
Metamora Products Corporation of Elkland
Wamco Corporation
Builders Edge, Inc.

                                                                         Annex B



The following definitions apply to the opinion to which this Annex B is attached:

"Applicable Law" means (a) all applicable common law and principles of equity and (b) all applicable provisions of all (i) constitutions, statutes, rules, regulations and orders of governmental bodies, (ii) Governmental Approvals and
(iii) orders, decisions, judgments and decrees of all courts (whether at law or in equity or admiralty) and arbitrators.

"California Guarantors" means Lewis W. Osborne Inc. and United Terrazzo Supply Co., Inc.

"Delaware Guarantors" means Headwaters Olysub Corporation, Chihuaha Stone LLC, Eagle Stone & Brick LLC, Eldorado Stone Acquisition Co., LLC, Eldorado Stone LLC, Eldorado Stone Operations LLC, L&S Stone LLC, L-B Stone LLC, Northwest Properties LLC, Northwest Stone & Brick LLC, StoneCraft Industries LLC, and Tempe Stone LLC.

"Governmental Approval" means any authorization, consent, approval, license or exemption (or the like) of or from any governmental unit.

"Governmental Registration" means any registration or filing (or the like) with, or report or notice (or the like) to, any governmental unit.

"Grantor" means, with respect to any Security Interest, the grantor thereof.

"Loan Documents" means each of the Agreement, the Guaranty and the Collateral Agreement, collectively.

"Security" means, with respect to any Person, (a) any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all similar ownership interests in a Person (other than a corporation) and (b) any option, warrant or other right to acquire, any such shares, interests, participations, equivalents or similar ownership interests of such Person.

"Texas Guarantors" means Best Masonry & Tool Supply, Inc., Don's Building Supply, L.P., Palestine Concrete Tile Company, L.P., Magna Wall, Inc., ACM Block & Brick LP, and ACM FlexCrete, LP.

"Uniform Commercial Code" means the Delaware Uniform Commercial Code, Division 9 of the California Commercial Code, or the Texas Uniform Commercial Code, whichever is applicable.

                                   EXHIBIT A-2

                        FORM OF OPINION OF LOCAL COUNSEL

                                    Attached

                        FORM OF OPINION OF LOCAL COUNSEL
                       WITH RESPECT TO REAL ESTATE MATTERS

                                __________, 2004

To:    The Lenders under the Credit Agreements
       referred to below and to Morgan Stanley Senior Funding, Inc., as Administrative Agent, and Morgan Stanley & Co. Incorporated, as Collateral Agent

    Re: Headwaters Incorporated [and [**Name of Subsidiary Fee Owner**]]

Ladies and Gentlemen:

         We have acted as special [name of State] (the "State") counsel to Headwaters Incorporated, a Delaware corporation ("Borrower") [and [**Insert name of fee owner and state and organization type**) ("Mortgagor")] in connection with the execution and delivery of the [Mortgages/Deeds of Trust] referenced below pursuant to that certain Credit Agreement dated as of September 8, 2004 (the "First Lien Credit Agreement") by and among Borrower, the Lenders (as defined therein), Morgan Stanley Senior Funding, Inc., as administrative agent (in such capacity, "Administrative Agent") for the Lenders, Morgan Stanley & Co. Incorporated, as collateral agent (in such capacity, "Collateral Agent") for the Lenders and certain other parties named therein, and that certain Second Lien Credit Agreement dated as of September 8, 2004 (the "Second Lien Credit Agreement") by and among Borrower, the Lenders (as defined therein), Administrative Agent, Collateral Agent, and certain other parties named therein. The First Lien Credit Agreement and Second Lien Credit Agreement are collectively referred to herein as the "Credit Agreements". This opinion is rendered at the request of Borrower pursuant to Section 6.26(b)(G) of the First Lien Credit Agreement and Section 6.18(b)(G) of the Second Lien Credit Agreement. Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to such terms in the [Mortgages/Deeds of Trust], or if not defined therein, in the Credit Agreements.

         In our capacity as such counsel, we have examined originals, or copies identified to our satisfaction as being true copies, of such records, documents or other instruments as in our judgment are necessary or appropriate to enable us to render the opinions expressed below, including such corporate records and documents of [Borrower/Mortgagor] and such certificates of public officials and officers of [Borrower/Mortgagor] as we have deemed necessary or appropriate for purposes of this opinion. These records, documents and instruments also included execution copies or counterparts of the following documents (collectively, the "Subject Documents"):

         1. The Credit Agreements;

         2. The [Mortgage/Deed of Trust], Assignment of Rents and Leases, Security Agreement and Fixture Filing dated as of ________, 2004 from [Borrower//Mortgagor], as [mortgagor/grantor], to [__________________, as trustee ("Trustee"), for the benefit of] Collateral Agent, as [mortgagee/beneficiary] (the "[First Lien Mortgage/First Lien Deed of Trust]"), encumbering the "Mortgaged Property" described therein;

         3. The [Mortgage/Deed of Trust], Assignment of Rents and Leases, Security Agreement and Fixture Filing dated as of __________, 2004 from [Borrower//Mortgagor], as [mortgagor/grantor], to [______________, as trustee ("Trustee"), for the benefit of] Collateral Agent, as [mortgagee/beneficiary] (the "[Second Lien Mortgage/Second Lien Deed of Trust]" and, collectively with the First Lien Mortgage/First Lien Deed of Trust, the "Mortgages/Deeds of Trust"), encumbering the "Mortgaged Property" described therein[.][; and]

         4. [** FOR MICHIGAN, GEORGIA AND NORTH CAROLINA: The Uniform Commercial Code Fixture Filings naming [Borrower//Mortgagor] as debtor and Collateral Agent as secured party, relating to the Mortgaged Property (the "Fixture Filings").**]

                                   Assumptions

         In rendering this opinion we have assumed, without having made any independent investigation of the facts, except with respect to matters of State and federal law on which we have opined below, the following:

                  (i) the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity with originals of all documents submitted to us as copies;

                  (ii) to the extent that the obligations of [Borrower/Mortgagor] may be dependent upon such matters, other than with respect to [Borrower/Mortgagor], that each party to the agreements and contracts referred to herein is duly formed, validly existing and in good standing under the laws of its jurisdiction of formation; that each such other party has the requisite corporate or other organizational power and authority to perform its obligations under such agreements and contracts, as applicable; and that such agreements and contracts have been duly authorized, executed and delivered by, and each of them constitutes the legally valid and binding obligations of, such other parties, as applicable, enforceable against such other parties in accordance with their respective terms;

                  (iii) that [Borrower/Mortgagor] is duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation;

                  (iv) that [Borrower/Mortgagor] has the requisite corporate power and authority to enter into and perform its obligations under the Subject Documents to which it is a party;

                  (v) the due authorization, execution and delivery by [Borrower/Mortgagor] of the Subject Documents to which [Borrower/Mortgagor] is a party;

                  (vi) that a part or all of the loan proceeds to be advanced pursuant to the Credit Agreements will have been advanced on or before the date hereof;

                  (vii) that all material factual matters, including without limitation, representations and warranties, contained in the Subject Documents, are true and correct as set forth therein;

                  (viii) that [Borrower/Mortgagor], at the time of recordation of the [Mortgages/Deeds of Trust][**FOR MICHIGAN, GEORGIA AND NORTH
         CAROLINA: and filing of the Fixture Filings**], held an interest of record in the real property portions of the Mortgaged Property owned by [Borrower/Mortgagor]; [and]

                  (ix) [**FOR MICHIGAN, GEORGIA AND NORTH CAROLINA: that the portions of the Fixtures (as defined below) that are or are to become fixtures with respect to the Mortgaged Property are and will be located on the Mortgaged Property; and**]

                  (x) that the Subject Documents will be governed by and construed in accordance with the internal laws of the State, notwithstanding the provisions of the Subject Documents to the contrary.

                                    Opinions

         On the basis of such examination, our reliance upon the assumptions contained herein and our consideration of those questions of law we considered relevant, and subject to the limitations and qualifications in this opinion, we are of the opinion that:

                  1. Each [Mortgage/Deed of Trust] constitutes the legal, valid and binding obligation of [Borrower/Mortgagor], enforceable against [Borrower/Mortgagor] in accordance with its terms.

                  2. The execution and delivery of the Subject Documents, the performance by [Borrower/Mortgagor] of its obligations thereunder and the compliance with the terms and conditions thereof by [Borrower/Mortgagor] are not in contravention of or in conflict with any law, rule or regulation of the State applicable to [Borrower/Mortgagor].

                  3. The execution and delivery by [Borrower/Mortgagor] of the Subject Documents to which it is a party and the performance of [Borrower/Mortgagor]'s obligations thereunder do not require any governmental consents, approvals, authorizations, permits, registrations, declarations or filings or other action or any notices to, consents of, orders of or filings with any governmental authority or regulatory body of the State (including those having jurisdiction over the enforcement of the environmental laws of the State), except for the recordation of the [Mortgages/Deeds of Trust] [** FOR MICHIGAN, GEORGIA AND NORTH CAROLINA: and the Fixture Filings**] in the respective recording offices described herein.

                  4. Each [Mortgage/Deed of Trust] (including the acknowledgement, attestation, seal and witness requirements) is in appropriate form for recordation in the State.

                  5. Each [Mortgage/Deed of Trust] is in proper form sufficient to create a valid [mortgage/deed of trust lien] in favor of Collateral Agent on, and to vest [Trustee and] Agent with power of sale in, such of the Mortgaged Property described therein that constitutes real property (including fixtures, to the extent the same constitute real property). The recordation of the [Mortgages/Deeds of Trust] in the [** NAME APPROPRIATE COUNTY RECORDING OFFICE**] are the only recordation, filings or registrations necessary to perfect the liens on the Mortgaged Property created by the [Mortgages/Deeds of Trust] [** FOR MICHIGAN, GEORGIA AND NORTH CAROLINA:, except for the filing with the ** NAME APPROPRIATE COUNTY RECORDING OFFICE** of the Fixture Filings regarding that portion of the Mortgaged Property constituting fixtures**]. Upon recordation of the [Mortgages/Deeds of Trust] in the [** NAME APPROPRIATE COUNTY RECORDING OFFICE**], [Trustee/Collateral Agent] will have valid and perfected [mortgage/deed of trust liens] on the Mortgaged Property described therein. No other recordation, filing, re-recordation or re-filing is necessary in order to perfect or to maintain the priority of the liens created by the [Mortgages/Deeds of Trust].

                  6. The real property descriptions attached to the [Mortgages/Deeds of Trust] are in form legally sufficient for the purpose of subjecting that portion of the Mortgaged Property that constitutes real property to the liens evidenced by the [Mortgages/Deeds of Trust] [** FOR MICHIGAN, GEORGIA AND NORTH
         CAROLINA: and the Fixture Filings**].

                  7. Each [Mortgage/Deed of Trust] is in proper form sufficient to constitute a valid and effective fixture filing with respect to the Premises under Article 9 of the Uniform Commercial Code as in effect in the State naming [Borrower/Mortgagor] as debtor and Agent as secured party.

                  8. Collateral Agent is not required to qualify to transact business in the State nor will Collateral Agent incur any tax imposed by the State (including, without limitation, any tax imposed by the

         State on interest or on revenue paid in respect of the Credit Agreements), solely as the result of the ownership or recordation of the [Mortgages/Deeds of Trust].

                  9. [**FOR MICHIGAN, GEORGIA AND NORTH CAROLINA: The Fixture Filings are in appropriate form for recordation in the State.**]

                  10. [**FOR MICHIGAN, GEORGIA AND NORTH CAROLINA: With respect to that portion of the Mortgaged Property in which a security interest may be perfected by the recordation of a fixture filing in the State (the "Fixtures"), the proper place to file the Fixture Filings is in the [LIST APPROPRIATE COUNTY RECORDING OFFICE] (the "Filing Office"), and no filing or recordation in any other place is necessary under the UCC to perfect a security interest in the Fixtures. Upon the recordation of the Fixture Filings with the Filing Office, Agent will have a perfected security interest in the Fixtures. Subsequent to the recordation of the Fixture Filings in accordance with the procedures set forth above, no other, further or subsequent filing, recordation, registration, re-filing, re-recordation or re-registration of the Fixture Filings or any additional financing statements or any other instrument and no other actions will be necessary or advisable to perfect or continue the perfection of the lien created thereby, except that Article 9 of the UCC requires the recordation of continuation statements within the period of six (6) months prior to the expiration of five (5) years from the date of the original recordation or the recordation of any continuation statement in order to maintain the effectiveness each of the Fixture Filings.**]

                  11. [Except as specifically set forth on Schedule 1 hereto, no] [No] taxes or other charges, including, without limitation, intangible, documentary, stamp, mortgage, transfer or recording taxes or similar charges are payable to the State or to any governmental authority or regulatory body located therein on account of the execution or delivery of the [Mortgages/Deeds of Trust], or the creation of the liens and security interests thereunder, or the filing, recordation or registration of the [Mortgages/Deeds of Trust], except for nominal filing or recording fees.

                                 Qualifications

The foregoing opinions are subject to the following qualifications, limitations and exceptions:

                  1. Qualifying paragraph 1 above, the enforceability of the [Mortgages/Deeds of Trust] and the liens created thereby may be limited or affected by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally (including, without limitation, fraudulent conveyance laws) and by general principles of equity including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law. The aforesaid opinion as to enforceability of the [Mortgages/Deeds of Trust] is also subject to the qualification that certain provisions contained therein may not be enforceable, but (subject to the limitations set forth in the foregoing sentence) such unenforceability will not render the [Mortgages/Deeds of Trust] invalid as a whole or substantially interfere with realization of the principal benefits and/or security provided thereby.

                  2. In rendering the opinions expressed in this opinion letter, we have made no examination of and express no opinion with respect to:
         (i) title to or, except as to adequacy of form, descriptions of the Mortgaged Property described in the [Mortgages/Deeds of Trust]; (ii) the nature or extent of [Borrower/Mortgagor]'s rights in, or title to, the Mortgaged Property; (iii) the existence or non-existence of liens, security interests, charges or encumbrances thereon or therein actually of record; or (iv) the priority of any liens on any part of the Mortgaged Property. We have not independently certified the existence, condition, location or ownership of any of the Mortgaged Property.

This opinion is given as of the date hereof, and we disclaim any obligation to update this opinion letter for events occurring after the date of this opinion letter. The foregoing opinion applies only with respect to the laws of the State and the federal laws of the United States of America and we express no opinion with respect to the laws of any other jurisdiction.

This opinion is rendered only to Administrative Agent, the Collateral Agent and the Lenders and their respective successors and assigns (including any participant in any Secured Party's interest) and is solely for their benefit in connection with the transactions contemplated by the Subject Documents and may not be relied upon by Administrative Agent, Collateral Agent or any Lender or any of their respective successors or assigns for any other purpose without our prior written consent.

                                           Very truly yours,

                                   SCHEDULE 1

                Mortgage Recording Taxes, Documentary Stamp Taxes
                        and other similar Taxes and Fees


[**INSERT DESCRIPTION OF AND METHOD OF CALCULATING ALL MORTGAGE RECORDING TAXES, DOCUMENTARY STAMP TAXES AND SIMILAR TAXES AND FEES**]

                                   EXHIBIT A-3

                      FORM OF CORPORATE FORMALITIES OPINION

                                    Attached

                        FORM OF OPINION OF LOCAL COUNSEL
                      WITH RESPECT TO CORPORATE FORMALITIES

                                 _________, 2004

To:    The Lenders under the Credit Agreements
       referred to below and to Morgan Stanley
       Senior Funding, Inc., as Administrative Agent, and Morgan Stanley & Co. Incorporated, as
       Collateral Agent

    Re: Headwaters Incorporated [and [**Name of Subsidiary Fee Owner**]]

Ladies and Gentlemen:

We have acted as special [name of State] (the "State") counsel to Headwaters Incorporated, a Delaware corporation ("Borrower"), [and [**Insert name of fee owner and state and organization type**] ("Mortgagor"),] in connection with the execution and delivery of (i) the First Lien [Mortgage/Deed of Trust] referenced below pursuant to that certain Credit Agreement dated as of September 8, 2004 (the "First Lien Credit Agreement") by and among Borrower, the lenders referred to therein (the "First Lien Lenders"), Morgan Stanley Senior Funding, Inc. ("MSSF"), as administrative agent (in such capacity, "First Lien Administrative Agent") for the First Lien Lenders, Morgan Stanley & Co. Incorporated ("MSCI"), as collateral agent (in such capacity, "First Lien Collateral Agent") for the First Lien Lenders and certain other parties named therein, and (ii) the Second Lien [Mortgage/Deed of Trust] referenced below pursuant to that certain Second Lien Credit Agreement dated as of September 8, 2004 (the "Second Lien Credit Agreement"; collectively with the First Lien Credit Agreement, the "Credit Agreements") by and among Borrower, the lenders referred to therein (the "Second Lien Lenders"; collectively with the First Lien Lenders, the "Lenders"), MSSF, as administrative agent (in such capacity, "Second Lien Administrative Agent"; collectively with First Lien Administrative Agent, "Administrative Agent") for the Second Lien Lenders, MSCI, as collateral agent (in such capacity, "Second Lien Collateral Agent"; collectively with First Lien Collateral Agent, "Collateral Agent") for the Second Lien Lenders, and certain other parties named therein. This opinion is rendered at the request of Borrower pursuant to Section 6.26(b)(G) of the First Lien Credit Agreement and Section 6.18(b)(G) of the Second Lien Credit Agreement. Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to such terms in the [Mortgages/Deeds of Trust], or if not defined therein, in the Credit Agreements.

In our capacity as such counsel, we have examined originals, or copies identified to our satisfaction as being true copies, of such records, documents or other instruments as in our judgment are necessary or appropriate to enable us to render the opinions expressed below, including such corporate records and documents of [Borrower/Mortgagor] and such certificates of public officials and officers of [Borrower/Mortgagor] as we have deemed necessary or appropriate for purposes of this opinion. These records, documents and instruments also included execution copies or counterparts of the following documents (collectively, the "Subject Documents"):

                  1. The Credit Agreements;

                  2. The [Mortgage/Deed of Trust], Assignment of Rents and Leases, Security Agreement and Fixture Filing ([State]) dated as of _________, 2004 from [Borrower//Mortgagor], as [mortgagor/grantor], to [_______________, as trustee ("Trustee"), for the benefit of] First Lien Collateral Agent, as [mortgagee/beneficiary] (the "[First Lien Mortgage/Deed of Trust]"), encumbering the "Mortgaged Property" described therein; and

                  3. The [Mortgage/Deed of Trust], Assignment of Rents and Leases, Security Agreement and Fixture Filing ([State]) dated as of ________, 2004 from [Borrower//Mortgagor], as [mortgagor/grantor], to [__________________, as trustee ("Trustee"), for the benefit of] Second Lien Collateral Agent, as [mortgagee/beneficiary] (the "[Second Lien Mortgage/Deed of Trust]" and, collectively with the First Lien Mortgage/Deed of Trust, the "Mortgages/Deeds of Trust"), encumbering the Mortgaged Property.

                                   Assumptions

In rendering this opinion we have assumed, without having made any independent investigation of the facts, except with respect to matters of State and federal law on which we have opined below, the following:

                  (i) the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity with originals of all documents submitted to us as copies;

                  (ii) to the extent that the obligations of [Borrower/Mortgagor] may be dependent upon such matters, other than with respect to [Borrower/Mortgagor], that each party to the agreements and contracts referred to herein is duly formed, validly existing and in good standing under the laws of its jurisdiction of formation; that each such other party has the requisite corporate or other organizational power and authority to perform its obligations under such agreements and contracts, as applicable; and that such agreements and contracts have been duly authorized, executed and delivered by, and each of them constitutes the legally valid and binding obligations of, such other parties, as applicable, enforceable against such other parties in accordance with their respective terms; and

                  (iii) that all material factual matters, including without limitation, representations and warranties, contained in the Subject Documents, are true and correct as set forth therein.

                                    Opinions

On the basis of such examination, our reliance upon the assumptions contained herein and our consideration of those questions of law we considered relevant, and subject to the limitations and qualifications in this opinion, we are of the opinion that:

                  1. [Borrower/Mortgagor] is duly organized, validly existing and in good standing under the laws of the State.

                  2. [Borrower/Mortgagor] has the requisite corporate power and authority to enter into and perform its obligations under the Subject Documents to which it is a party.

                  3. The Subject Documents to which [Borrower/Mortgagor] is a party have been duly authorized, executed and delivered by [Borrower/Mortgagor].

                  4. The execution, delivery and performance by [Borrower/Mortgagor] of the Subject Documents to which it is a party do not contravene its certificate or articles of incorporation, by-laws or other organizational documents.

                                 Qualifications

The foregoing opinions are subject to the following qualifications, limitations and exceptions:

This opinion is given as of the date hereof, and we disclaim any obligation to update this opinion letter for events occurring after the date of this opinion letter. The foregoing opinion applies only with respect to the laws of the State and the federal laws of the United States of America and we express no opinion with respect to the laws of any other jurisdiction.

This opinion is rendered only to Administrative Agent, Collateral Agent and the Lenders and their respective successors and assigns (including any participant in any Lender's interest) and is solely for their benefit in connection with the transactions contemplated by the Subject Documents and may not be relied upon by Administrative Agent, Collateral Agent or any Lender or any of their respective successors or assigns for any other purpose without our prior written consent.

                                              Very truly yours,

                                    EXHIBIT B

                         FORM OF COMPLIANCE CERTIFICATE



To:      The Lenders under the
         Credit Agreement described below

This Compliance Certificate is furnished pursuant to that certain Credit Agreement, dated as of September 8, 2004 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Headwaters Incorporated, a Delaware corporation, as the Borrower (the "Borrower"), the Lenders and Morgan Stanley Senior Funding, Inc., as Administrative Agent (the "Administrative Agent") for the Lenders. Unless otherwise defined herein, capitalized terms used in this Compliance Certificate have the meanings ascribed thereto in the Credit Agreement.

THE UNDERSIGNED HEREBY CERTIFIES THAT:

         1. I am the duly elected __________ of the Borrower;(2)

         2. I have reviewed the terms of the Credit Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Borrower and its Subsidiaries during the accounting period ending on ________ __, 20__ and covered by the attached financial statements;

         3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes a Default or Unmatured Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth below;

         4. Schedule I attached hereto sets forth financial data and computations evidencing the Borrower's compliance with certain covenants of the Credit Agreement, all of which data and computations are true, complete and correct;

         5. (a) Schedule II attached hereto sets forth any new applications to register patentable inventions, trademarks and copyrights filed by the Borrower or any Domestic Subsidiary which have not been previously disclosed to the Administrative Agent and (b) attached hereto is an intellectual property security agreement supplement in the form of Annex A executed as of the date hereof by the Borrower or such Domestic Subsidiary that has filed such new applications to register patentable inventions, trademarks and copyrights; and

         6. (a) Schedule III attached hereto set forth any new commercial tort claims (the "Commercial Tort Claims") belonging to the Borrower or any Domestic Subsidiary which have not been previously disclosed to the Administrative Agent and (b) attached hereto is a pledge and security agreement supplement in the form of Annex B executed as of the date hereof by the Borrower or such Domestic Subsidiary to whom such new commercial tort claims belong.

--------------------
(2) Per Section 6.1.3 of the Credit Agreement, this certificate is to be completed and executed by the chief financial officer or treasurer.

Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Borrower has taken, is taking, or proposes to take with respect to each such condition or event:


         ---------------------------------------------------------------

         ---------------------------------------------------------------

         ---------------------------------------------------------------

         ---------------------------------------------------------------

         ---------------------------------------------------------------

         ---------------------------------------------------------------

The foregoing certifications, together with the computations set forth in
Schedule I hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this ___ day of ____________, 20__.



                                            HEADWATERS INCORPORATED, as Borrower





                                            By:
                                            Name:
                                            Title:

                      SCHEDULE I TO COMPLIANCE CERTIFICATE

         Compliance as of _________, ____ (the "Compliance Date") with Provisions of Sections 6.21, 6.22, 6.23 and certain other Sections of the Credit Agreement (3)


I. FINANCIAL COVENANTS

A. TOTAL LEVERAGE RATIO (Section 6.21.1)

         (1) Consolidated Funded Indebtedness

                  (a)      Outstanding funded Consolidated
                           Indebtedness                             $___________

                  (b)      Undrawn amount of all standby Letters
                           of Credit                              + $___________

                  (c)      Principal component of all Capitalized
                           Lease Obligations                      + $___________

                  (d)      Aggregate amount of Off-Balance Sheet
                           Liabilities                            + $___________

                  (e)      Contingent Obligations with respect to
                           A(1)(a) through A(1)(d)                + $___________

                  (f)      Consolidated Funded Indedebtedness
                           (Sum of A)(1)(a) through A(1)(e))        $___________


         (2) Consolidated EBITDA(4)

                  (a)      Consolidated Net Income                  $___________

                  (b)      Consolidated Interest Expense          + $___________

                  (c)      Expense for taxes paid or accrued      + $___________

                  (d)      Depreciation                           + $___________

                  (e)      Amortization                           + $___________

                  (f)      Non-cash charges for impairments of
                           goodwill and intangible assets         + $___________

                  (g)      Tax credits under Section 29 of the
                           Code as a result of Permitted
                           Alternative Fuel Acquisition [Maximum:
                           $20,000,000 in any fiscal year]        + $___________

                  (h)      Interest income                        - $___________

                  (i)      Consolidated EBITDA (Sum of A)(2)(a)
                           through A(2)(h))                       = $___________

         (3) Total Leverage Ratio (Ratio of A(1)(d) to A(2)(i))     ____ to 1.00

         (4) Maximum Total Leverage Ratio for the applicable
             period                                                 ____ to 1.00

B. SENIOR LEVERAGE RATIO (Section 6.21.2)

         (1) Consolidated Funded Indebtedness (A(1)(f) above)       $___________

         (2) Subordinated Indebtedness                            - $___________

         (3) (B)(1) minus (B)(2)                                    $___________

         (4) Consolidated EBITDA (A(2)(i) above)                    $___________

         (5) Senior Leverage Ratio (Ratio of B(3) to B(4))          $___________

         (6) Maximum Senior Leverage Ratio for the applicable
             period                                                 ____ to 1.00


----------------------
(3) In case of any inconsistency between the provisions of this Schedule and the provisions of the Credit Agreement, the Credit Agreement shall prevail.

(4) For the periods indicated on Schedule I to the Credit Agreement, Consolidated EBITDA shall be deemed to be the amounts set forth therein.

C. FIXED CHARGE COVERAGE RATIO (Section 6.22)

         (1)

                  (a) Consolidated EBITDA (A(2)(i) above)           $___________

                  (b) Rentals                                     + $___________

                  (c) Consolidated EBITDAR (Sum of C(1)(a) and
                      C(1)(b)):                                     $___________

                  (d) Consolidated Capital Expenditures           + $___________

                  (e) Expenses for taxes paid in cash or taxes
                      accrued                                       $___________

                  (f) Total:                                        $___________

         (2)

                  (a) Consolidated Interest Expense                 $___________

                  (b) Consolidated Future Maturities (including,
                      without limitation, Capitalized Lease
                      Obligations)                                + $___________

                  (c) Rentals to be paid                          + $___________

                  (d) Total:                                        $___________

         (3) Fixed Charge Coverage Ratio (Ratio of C(1)(f) to
             C(2)(d))                                              _____ to 1.00

         (4) Maximum Fixed Charge Coverage Ratio for any Fiscal
             Quarter                                                2.00 to 1.00


II. OTHER MISCELLANEOUS PROVISIONS

A. SALE OF ASSETS (Section 6.12)

         (1)      State whether any asset sales (other than asset
                  sales permitted pursuant to Sections 6.12.1
                  through 6.12.5, inclusive) have occurred.            Yes/No

B. INDEBTEDNESS (Section 6.14.4)

         Aggregate outstanding principal amount of Indebtedness
         (excluding Capitalized Leases) incurred in connection
         with purchase money security interests
         [Maximum:  $1,000,000]                                     $___________

C. CAPITAL EXPENDITURES (Section 6.23).

         (1)      The Capital Expenditures incurred during the
                  previous fiscal year on a non-cumulative basis
                  in the aggregate for the Borrower and its
                  Subsidiaries [Maximum: $_______](5)               $___________

D. RENTALS (Section 6.24).

         (1)      The aggregate amount of obligations resulting
                  from Rentals during the most recent fiscal year
                  on a cumulative basis for the Borrower and its
                  Subsidiaries. [Maximum 5% of Consolidated Total
                  Assets]                                           $___________


------------------
(5) See Section 6.23 of the Credit Agreement for the appropriate value.

                      SCHEDULE II TO COMPLIANCE CERTIFICATE

  New Applications to Register Patentable Inventions, Trademarks and Copyrights

                     SCHEDULE III TO COMPLIANCE CERTIFICATE

                           New Commercial Tort Claims

       [Describe parties, case number (if applicable), nature of dispute]

                        ANNEX A TO COMPLIANCE CERTIFICATE

                          FORM OF INTELLECTUAL PROPERTY
                          SECURITY AGREEMENT SUPPLEMENT

                  This INTELLECTUAL PROPERTY SECURITY AGREEMENT SUPPLEMENT (this "IP Security Agreement Supplement") dated ________, _____, is made by the Person listed on the signature page hereof (the "Grantor") in favor of MORGAN STANLEY & CO. INCORPORATED ("MSI"), as collateral agent (the "Collateral Agent") for the Holders of Secured Obligations (as defined in the Credit Agreement referred to below).

                  WHEREAS, HEADWATERS INCORPORATED, a Delaware corporation, has entered into a Credit Agreement dated as of September 8, 2004 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), with, among others, MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent, MSI, as Collateral Agent, and the Lenders party thereto. Terms defined in the Credit Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement.

                  WHEREAS, pursuant to the Credit Agreement, the Grantor and certain other Persons have executed and delivered that certain First Lien Pledge and Security Agreement dated September 8, 2004 made by the Grantor and such other Persons to the Collateral Agent (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Security Agreement") and that certain Intellectual Property Security Agreement dated September 8, 2004 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "IP Security Agreement").

                  WHEREAS, under the terms of the Security Agreement, the Grantor has granted to the Collateral Agent, for the ratable benefit of the Holders of Secured Obligations, a security interest in the Additional Collateral (as defined in Section 1 below) of the Grantor and has agreed as a condition thereof to execute this IP Security Agreement Supplement for recording with the U.S. Patent and Trademark Office, the United States Copyright Office and other governmental authorities.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees as follows:

SECTION 1. Grant of Security. Each Grantor hereby grants to the Collateral Agent, for the ratable benefit of the Holders of Secured Obligations, a security interest in all of such Grantor's right, title and interest in and to the patents, trademarks, copyrights and license agreements set forth in Schedule A hereto (the "Additional Collateral").

SECTION 2. Supplement to Security Agreement. Exhibit B to the Security Agreement is, effective as of the date hereof, hereby supplemented to add to such Schedule the Additional Collateral.

SECTION 3. Security for Obligations. The grant of a security interest in the Additional Collateral by the Grantor under this IP Security Agreement Supplement secures the payment of all Obligations of the Grantor now or hereafter existing under or in respect of the Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise. Upon the termination of the pledge and security interest granted under the Security Agreement in accordance with Section 7.4 of the Security Agreement, the Collateral Agent shall execute, acknowledge, and deliver to the Grantor an instrument in writing releasing the security interest in Additional Collateral acquired under this IP Security Agreement Supplement.

SECTION 4. Recordation. The Grantor authorizes and requests that the Register of Copyrights, the Commissioner for Patents and the Commissioner for Trademarks and any other applicable government officer to record this IP Security Agreement Supplement.

SECTION 5. Grants, Rights and Remedies. This IP Security Agreement Supplement has been entered into in conjunction with the provisions of the Security Agreement. The Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Collateral Agent with respect to the Additional Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein.

SECTION 6. Governing Law. This IP Security Agreement Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

WITNESS WHEREOF, the Grantor has caused this IP Security Agreement Supplement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.



                                           [NAME OF GRANTOR]




                                           By
                                           Name:
                                           Title:




                                           Address for Notices:

                        ANNEX B TO COMPLIANCE CERTIFICATE

                                 FORM OF PLEDGE
                        AND SECURITY AGREEMENT SUPPLEMENT


                  This PLEDGE AND SECURITY AGREEMENT SUPPLEMENT (this "Supplement") dated ________, ____, is made by the Person listed on the signature page hereof (the "Grantor") in favor of MORGAN STANLEY & CO. INCORPORATED, as collateral agent (the "Collateral Agent") for the Holders of Secured Obligations (as defined in the Credit Agreement referred to below).

                  WHEREAS, HEADWATERS INCORPORATED, a Delaware corporation, has entered into a Credit Agreement dated as of September 8, 2004 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), with among others, MORGAN STANLEY SENIOR FUNDING, INC., as administrative agent, the Collateral Agent, and the Lenders party thereto. Terms defined in the Credit Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement.

                  WHEREAS, pursuant to the Credit Agreement, the Grantor and certain other Persons have executed and delivered that certain First Lien Pledge and Security Agreement dated September 8, 2004 made by the Grantor and such other Persons to the Collateral Agent (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Security Agreement").

                  WHEREAS, the Grantor has identified a new commercial tort claim that is listed and described on Schedule I hereto as belonging to it (the "Additional Collateral").

                  WHEREAS, under the terms of the Security Agreement, the Grantor has agreed to execute and deliver to the Collateral Agent a supplement to the Security Agreement to evidence the grant of a security interest in the Additional Collateral.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees as follows:

                  SECTION 1. Security. The Grantor hereby grants to the Collateral Agent, on behalf of and for the ratable benefit of the Holders of Secured Obligations, a security interest in all of the Grantor's right, title and interest, in and to the Additional Collateral.

                  SECTION 2. Supplement to Security Agreement. Exhibit E to the Security Agreement is, effective as of the date hereof, hereby supplemented to add to such Exhibit the Additional Collateral.

                  SECTION 3. Security for Obligations. The grant of a security interest in the Additional Collateral by the Grantor under this Supplement secures the payment of all Obligations of the Grantor now or hereafter existing under or in respect of the Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise. Upon the termination of the pledge and security interest granted under the Security Agreement in accordance with Section 7.4 of the Security Agreement, the Collateral Agent shall execute, acknowledge, and deliver to the Grantor an instrument in writing releasing the security interest in Additional Collateral acquired under this Supplement.

                  SECTION 4. Perfection. The Grantor agrees to perform all acts necessary to perfect the Collateral Agent's security interest in the Additional Collateral, including the filing of a UCC-1 naming the Collateral Agent as secured party and describing the collateral in a manner sufficient to perfect the Collateral Agent's security interest in the Additional Collateral under the Uniform Commercial Code.

                  SECTION 5. Grants, Rights and Remedies. This Supplement has been entered into in conjunction with the provisions of the Security Agreement. The Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Collateral Agent with respect to the Additional Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein.

                  SECTION 6. Governing Law. This Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

                  IN WITNESS WHEREOF, the Grantor has caused this Supplement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.



                                           [NAME OF GRANTOR]





                                            By
                                            Name:
                                            Title:

                                   SCHEDULE I
                            TO THE FORM OF PLEDGE AND
                          SECURITY AGREEMENT SUPPLEMENT


                        [Described Commercial Tort Claim]

                                    EXHIBIT C

                   FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

This Assignment and Assumption (the "Assignment and Assumption") is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the "Assignor") and [Insert name of Assignee] (the "Assignee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, the "Credit Agreement"), receipt of a copy of which is hereby acknowledged by the Assignee. The Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below, the interest in and to all of the Assignor's rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto that represents the amount and percentage interest identified below of all of the Assignor's outstanding rights and obligations under the respective facilities identified below (including, without limitation, any letters of credit, guaranties and swingline loans included in such facilities and, to the extent permitted to be assigned under applicable law, all claims (including without limitation contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity), suits, causes of action and any other right of the Assignor against any Person whether known or unknown arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby) (the "Assigned Interest"). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1. Assignor:____________________________________________________________________

2. Assignee:_____________________________________ [and is an Affiliate/Approved
   Fund of [identify Lender](6)

3. Borrower: HEADWATERS INCORPORATED

4. Agent: Morgan Stanley Senior Funding, Inc. as the Administrative
   Agent under the Credit Agreement
   _____________________________________________________________________________


5. Credit Agreement:  The Credit Agreement dated as of September 8, 2004 among the Borrower, the Lenders, and the Administrative Agent.

6. Assigned Interest:

------------------ ------------------------ ----------------- -----------------------
                   Aggregate Amount of      Amount of
                   Commitment/Loans for all Commitment/Loans  Percentage Assigned of
Facility Assigned  Lenders*                 Assigned*         Commitment/Loans(7)
------------------ ------------------------ ----------------- -----------------------
____________(8)      $                        $                    _______%
____________         $                        $                    _______%
____________         $                        $                    _______%
------------------ ------------------------ ----------------- -----------------------

7. Trade Date: (9)______________________________________________________________


Effective Date: ____________, 20__ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER BY THE ADMINISTRATIVE AGENT.]

The terms set forth in this Assignment and Assumption are hereby agreed to:

                                       ASSIGNOR
                                       [NAME OF ASSIGNOR]


                                       By:
                                          --------------------------------------
                                          Title:

                                       ASSIGNEE
                                       [NAME OF ASSIGNEE]


                                       By:
                                          --------------------------------------
                                          Title:

 [Consented to and](10) Accepted:
 MORGAN STANLEY SENIOR FUNDING, INC., as Administrative
 Agent

 By:  ___________________________
 Title:

 [Consented to:](11)

 [HEADWATERS INCORPORATED,
 as Borrower]

 By:  ___________________________
 Title:

----------------------
(6) Select as applicable.

         *Amount to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.

(7) Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

(8) Fill in the appropriate terminology for the types of facilities under the Credit Agreement that are being assigned under this Agreement (e.g. Revolving Loan Commitment, Term Loan B Commitment, etc.).

(9) Insert if satisfaction of minimum amounts is to be determined as of the Trade Date.

(10) To be added only if the consent of the Administrative Agent is required by the terms of the Credit Agreement.

(11) To be added only if the consent of the Borrower is required by the terms of the Credit Agreement.

                                     ANNEX 1
                            TERMS AND CONDITIONS FOR
                            ASSIGNMENT AND ASSUMPTION

                  1. Representations and Warranties.

                  1.1 Assignor. The Assignor represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and
(iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby. Neither the Assignor nor any of its officers, directors, employees, agents or attorneys shall be responsible for (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency, perfection, priority, collectibility, or value of the Loan Documents or any collateral thereunder,
(iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document, (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document, (v) inspecting any of the property, books or records of the Borrower, or any guarantor, or (vi) any mistake, error of judgment, or action taken or omitted to be taken in connection with the Loans or the Loan Documents.

                  1.2. Assignee. The Assignee (a) represents and warrants that
(i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iii) agrees that its payment instructions and notice instructions are as set forth in
Schedule 1 to this Assignment and Assumption, (iv) confirms that none of the funds, monies, assets or other consideration being used to make the purchase and assumption hereunder are "plan assets" as defined under ERISA and that its rights, benefits and interests in and under the Loan Documents will not be "plan assets" under ERISA, (v) agrees to indemnify and hold the Assignor harmless against all losses, costs and expenses (including, without limitation, reasonable attorneys' fees) and liabilities incurred by the Assignor in connection with or arising in any manner from the Assignee's non-performance of the obligations assumed under this Assignment and Assumption, (vi) it has received a copy of the Credit Agreement, together with copies of financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (vii) attached as Schedule 1 to this Assignment and Assumption is any documentation required to be delivered by the Assignee with respect to its tax status pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

                  2. Payments. The Assignee shall pay the Assignor, on the Effective Date, the amount agreed to by the Assignor and the Assignee. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

                  3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the internal law of the State of New York.

                                   SCHEDULE 1

                          ADMINISTRATIVE QUESTIONNAIRE

     (Schedule to be supplied by Closing Unit or Trading Documentation Unit)



              US AND NON-US TAX INFORMATION REPORTING REQUIREMENTS


     (Schedule to be supplied by Closing Unit or Trading Documentation Unit)

                                    EXHIBIT D

            FORM OF LOAN/ CREDIT RELATED MONEY TRANSFER INSTRUCTIONS

To Morgan Stanley Senior Funding, Inc.,
as Administrative Agent (the "Administrative Agent") under the Credit Agreement described below.

                  Re: Credit Agreement, dated as of September 8, 2004 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Headwaters Incorporated (the "Borrower"), the Lenders, and the Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.


The Administrative Agent is specifically authorized and directed to act upon the following standing money transfer instructions with respect to the proceeds of Advances or other extensions of credit from time to time until receipt by the Administrative Agent of a specific written revocation of such instructions by the Borrower, provided, however, that the Administrative Agent may otherwise transfer funds as hereafter directed in writing by the Borrower in accordance with Section 13.1 of the Credit Agreement or based on any telephonic notice made in accordance with Section 2.14 of the Credit Agreement.

 Facility Identification Number(s)______________________________________________

 Customer/Account Name         Headwaters Incorporated

 Transfer Funds To _____________________________________________________________

 For Account No.________________________________________________________________

 Reference/Attention To_________________________________________________________


 Authorized Officer (Customer Representative)       Date   __________________


 _____________________________________________      ____________________________
 (Please Print)                                     Signature

 Bank Officer Name                                  Date________________________


 _____________________________________________      ____________________________
 (Please Print)                                     Signature

                                   EXHIBIT E-1

                   FORM OF PROMISSORY NOTE FOR REVOLVING LOAN

                     $________________ September [__], 2004


         HEADWATERS INCORPORATED, a Delaware corporation (the "Borrower"), promises to pay to the order of [LENDER] or its registered assigns (the "Lender") the aggregate unpaid principal amount of all Revolving Loans made by the Lender to Borrower pursuant to the Agreement (as hereinafter defined), in immediately available funds at the place specified pursuant to Article II of the Agreement, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay, in Dollars, the principal of and accrued and unpaid interest on the Revolving Loans in full on the Revolving Loan Termination Date and shall make such mandatory payments as are required to be made under the terms of Article II of the Agreement.

The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Revolving Loan and the date and amount of each principal payment hereunder.

This Revolving Loan Note (this "Note") is one of the Notes issued pursuant to, and is entitled to the benefits of, the Credit Agreement, dated as of September 8, 2004 (which, as it may be amended, restated, supplemented or otherwise modified and in effect from time to time, is herein called the "Agreement"), among the Borrower, the Lenders and Morgan Stanley Senior Funding, Inc., as Administrative Agent (the "Administrative Agent"), to which Agreement reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

This Note is equally and ratably secured by the Collateral Documents. Reference is hereby made to the Collateral Documents for a description of the collateral thereby mortgaged, warranted, bargained, sold, releases, conveyed, assigned, transferred, pledged and hypothecated, the nature and extent of the security for this Note, the rights of the holder of this Note, the Administrative Agent in respect of such security and otherwise.

This Note shall be governed by, and construed in accordance with, the internal laws, but without regard to the conflict of law provisions, of the State of New York, but giving effect to federal laws applicable to national banks.

                                       HEADWATERS INCORPORATED, as Borrower


                                       By: ________________________________
                                       Name:
                                       Title:

              SCHEDULE OF REVOLVING LOANS AND PAYMENTS OF PRINCIPAL
                                       TO
                 REVOLVING LOAN NOTE OF HEADWATERS INCORPORATED
                               DATED [___________]



                       Principal              Principal
                       Amount of                Amount            Unpaid
    Date            Revolving Loan               Paid             Balance

---------------- ---------------------- -------------------- -------------------

                                   EXHIBIT E-2

                             FORM OF TERM LOAN NOTE

$_____________                                              September [__], 2004


         HEADWATERS INCORPORATED, a Delaware corporation (the "Borrower"), promises to pay to the order of [LENDER] or its registered assigns (the "Lender") the aggregate unpaid principal amount of the Term Loan made by the Lender to Borrower pursuant to Article II of the Agreement (as hereinafter defined), in immediately available funds at the main office of Morgan Stanley Senior Funding, Inc., as Administrative Agent (the "Administrative Agent"), together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay, in Dollars, the principal of and accrued and unpaid interest on the Term Loan in full on the Term Loan Maturity Date. The principal indebtedness evidenced hereby shall be payable in installments as set forth in Article II of the Agreement with a final installment payable on the Term Loan Maturity Date.

The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of the Term Loan and the date and amount of each principal payment hereunder.

This Term Loan Note (this "Note") is one of the Notes issued pursuant to, and is entitled to the benefits of, the Credit Agreement, dated as of September 8, 2004 (which, as it may be amended, restated, supplemented or otherwise modified and in effect from time to time, is herein called the "Agreement"), among the Borrower, the Lenders and the Administrative Agent, to which Agreement reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

This Note is secured by the Collateral Documents. Reference is hereby made to the Collateral Documents for a description of the collateral thereby mortgaged, warranted, bargained, sold, releases, conveyed, assigned, transferred, pledged and hypothecated, the nature and extent of the security for this Note, the rights of the holder of this Note, the Administrative Agent in respect of such security and otherwise.

This Note shall be governed by, and construed in accordance with, the internal laws, but without regard to the conflict of law provisions, of the State of New York, but giving effect to federal laws applicable to national banks.

                                       HEADWATERS INCORPORATED, as the Borrower

                                       By: ________________________________
                                       Name:
                                       Title:

                SCHEDULE OF TERM LOANS AND PAYMENTS OF PRINCIPAL
                                       TO
                    TERM LOAN NOTE OF HEADWATERS INCORPORATED
                                DATED [________]



                   Principal          Maturity        Principal
                   Amount of        of Interest        Amount          Unpaid
     Date          Term Loan           Period           Paid           Balance

-------------- ----------------- ----------------- --------------- -------------

                                    EXHIBIT F

                          FORM OF OFFICER'S CERTIFICATE

                              OFFICER'S CERTIFICATE

         I, the undersigned, hereby certify to the Administrative Agent and the Lenders (each as defined below) that I am the _________________ of HEADWATERS INCORPORATED, a corporation duly organized and existing under the laws of the State of Delaware (the "Borrower"). Capitalized terms used herein and not otherwise defined herein are as defined in that certain Credit Agreement dated as of September 8, 2004 by and among the Borrower, the institutions from time to time parties thereto as Lenders (the "Lenders") and Morgan Stanley Senior Funding, Inc., as the "Administrative Agent" (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"). Capitalized terms used herein shall have the meanings set forth in the Credit Agreement.

         I further certify to the Administrative Agent and the Lenders, as such officer and not individually, that, pursuant to Section 6.1.3 of the Credit Agreement, as of the date hereof:

         1. No Default or Unmatured Default exists [other than the following (describe the nature of the Default or Unmatured Default and the status thereof)].

         IN WITNESS WHEREOF, I hereby subscribe my name on behalf of the Borrower on this ____ day of ___________, 200_.

                                               HEADWATERS INCORPORATED,
                                               as Borrower


                                               By:_________________________
                                                  [Insert Name of Officer]

                                    EXHIBIT G

              CLOSING DOCUMENTS NOT OTHERWISE LISTED IN SECTION 4.1


Capitalized terms used herein shall have the meaning ascribed to them in the Credit Agreement (the "Credit Agreement") by and among Headwaters Incorporated, a Delaware corporation (the "Borrower"), the institutions from time to time parties thereto as Lenders (the "Lenders"), Morgan Stanley Senior Funding, Inc., as Administrative Agent, Joint Lead Arranger, and Joint Book Runner, Morgan Stanley & Co. Incorporated as Collateral Agent and JPMorgan Chase Bank as Syndication Agent, Joint Lead Arranger and Joint Lead Bookrunner.

1. Guaranty made by each Guarantor (each such Guarantor and the Borrower, herein being the "U.S. Credit Parties") in favor of the Agent for the benefit of the Holders of Secured Obligations.

2. First Lien Pledge and Security Agreement executed by each U.S. Credit Party evidencing its grant of a security interest in substantially all of its respective personal property in favor of the Agent for the benefit of the Holders of Secured Obligations, together with:

                  (a) To the extent they exist, certificates representing the pledged Securities referred to therein accompanied by undated stock powers executed in blank;

                  (b) The originals of all Instruments referred to therein indorsed in blank;

                  (c) UCC, tax and judgment lien search reports naming each U.S. Credit Party from the appropriate offices in those jurisdictions deemed necessary or advisable by the Administrative Agent, and copies of all effective financing statements filed in such jurisdictions that list any of the U.S. Credit Parties as debtors;

                  (d) UCC Financing Statements naming each U.S. Credit Party as debtor and the Agent as secured party as filed with the appropriate offices in those jurisdictions deemed necessary or advisable by the Administrative Agent in order to perfect and protect the first priority liens and security interests created under the Pledge and Security Agreement;

                  (e) Evidence of the terms of the insurance required by the Credit Agreement; and

                  (f) Evidence of completion of all other filings of or with respect to the Pledge and Security Agreement that the Collateral Agent may deem necessary or desirable in order to perfect and protect the Liens created thereby.

(3) Intercreditor Agreement executed by the Borrower, the First Lien Administrative Agent, the Second Lien Administrative Agent, the First Lien Collateral Agent and the Second Lien Collateral Agent.

(4) Intellectual Property Security Agreement made by the U.S. Credit Parties, in favor of the Agent for the benefit of the Holders of Secured Obligations.

(5) Good Standing Certificates (or the equivalent thereof) for each U.S. Credit Party from its respective jurisdiction of organization and those other jurisdictions where its ownership, lease or operation of properties or the conduct of its business requires it to be qualified to do business and in good standing, dated near the closing date together with bring downs dated the Closing Date.

(6) Opinion letters of the Borrower's and the other US Credit Parties' domestic counsel Pillsbury Winthrop LLP, addressed to the Agent and the Lenders, relating to, among other things, enforceability, creation and perfection of security interests (with respect to US Credit Parties organized under the laws of the States of Delaware, Texas and California), and non-contravention of applicable laws or of the indenture in respect of Tapco's 12 1/2% notes.

(7) Opinion letters of local counsel to the U.S. Credit Parties addressed to the Agent and the Lenders, relating to, among other things, perfection of security interests, good standing, incorporation, due authorization and non-contravention of laws or organizational documents, etc. with respect to U.S. Credit Parties organized in states other than Delaware, Texas and California, as agreed between the Borrower and the Lenders, except as may be otherwise provided in the opinion referred to in paragraph 8 below.

(8) Opinion letter of in-house counsel to the U.S. Credit Parties (other than Tapco and its Subsidiaries) addressed to the Agent and the Lenders, relating to, among other things, good standing, incorporation, due authorization and non-contravention of organizational documents.

                                    EXHIBIT H

             DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF RENTS
                 AND LEASES AND FIXTURE FILING ([____________])


                                   by and from

                                      [ ],
                                    "Grantor"


                                       to


                           [_____________], "Trustee"


                               for the benefit of


   MORGAN STANLEY & CO. INCORPORATED, in its capacity as Agent, "Beneficiary"


                       Dated as of [_______________], 2004

                            Location: [____________]
                          Municipality: [____________]
                             County: [____________]
                              State: [____________]



              THE SECURED PARTY (BENEFICIARY) DESIRES THIS FIXTURE
            FILING TO BE INDEXED AGAINST THE RECORD OWNER OF THE REAL
                            ESTATE DESCRIBED HEREIN.


                      PREPARED BY, RECORDING REQUESTED BY,
                           AND WHEN RECORDED MAIL TO:


                             Shearman & Sterling LLP
                              599 Lexington Avenue
                          New York, New York 10022-6069
                       Attention: Malcolm M. Kratzer, Esq.
                                 File #5822/2942

             DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF RENTS
                 AND LEASES AND FIXTURE FILING ([____________])

         THIS DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF RENTS AND LEASES AND FIXTURE FILING ([____________]) (this "Deed of Trust") is dated as of [______], 2004 by and from [_____________], a [___________]
[corporation][limited partnership] ("Grantor"), whose address is [__________________], to [__________________], a [__________________]
("Trustee"), with an address at [________________________], for the benefit of MORGAN STANLEY & CO. INCORPORATED, a ________, as collateral agent (in such capacity, "Agent" or "Collateral Agent") for the Lenders as defined in the Credit Agreement (defined below), having an address at 1633 Broadway, 25th Floor, New York, New York 10019 (Agent, together with its successors and assigns, "Beneficiary").

                                    ARTICLE 1
                                   DEFINITIONS

         Section 1.1 Definitions. All capitalized terms used herein without definition shall have the respective meanings ascribed to them in that certain Credit Agreement dated as of September 8, 2004 as the same may be amended, amended and restated, supplemented or otherwise modified from time to time (the "Credit Agreement"), among Headwaters Incorporated ("Borrower"), Agent, Morgan Stanley Senior Funding, Inc., ("Administrative Agent"), the Lenders identified therein and certain other parties named therein. As used herein, the following terms shall have the following meanings:

         (a) "Event of Default": An Event of Default under and as defined in the Credit Agreement.

         (b) "Guaranty": That certain Guaranty Agreement by and from Grantor and the other guarantors referred to therein for the benefit of the Lender Parties dated as of even date herewith, as the same may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time.

         (c) "Indebtedness": (1) All indebtedness of Grantor to Beneficiary or any of the other Lender Parties under the Credit Agreement or any other Loan Document, including, without limitation (except as otherwise set forth in Section 2(b) of the Guaranty Agreement), the sum of all (a) principal, interest and other amounts owing under or evidenced or secured by the Loan Documents, (b) principal, interest and other amounts which may hereafter be lent by Beneficiary or any of the other Lender Parties under or in connection with the Credit Agreement or any of the other Loan Documents, whether evidenced by a promissory note or other instrument which, by its terms, is secured hereby, and (c) obligations and liabilities of any nature now or hereafter existing under or arising in connection with Facility LCs and other extensions of credit under the Credit Agreement or any of the other Loan Documents and reimbursement obligations in respect thereof, together with interest and other amounts payable with respect thereto, and (2) all other indebtedness, obligations and liabilities now or hereafter existing of any kind of Grantor to Beneficiary or any of the other Lender Parties under documents which recite that they are intended to be secured by this Deed of Trust. The Indebtedness secured hereby includes, without limitation, all interest and expenses accruing after the commencement by or against Grantor or any of its affiliates of a proceeding under the Bankruptcy Code (defined below) or any similar law for the relief of debtors. The Credit Agreement contains a revolving credit facility which permits Borrower to borrow certain principal amounts, repay all or a portion of such principal amounts, and reborrow the amounts previously paid to the Lender

Parties, all upon satisfaction of certain conditions stated in the Credit Agreement. This Deed of Trust secures all advances and re-advances under the Credit Agreement, including, without limitation, those under the revolving credit facility contained therein.

         (d) "Lender Parties": Any Lender, Administrative Agent and Collateral Agent.

         (e) "Mortgaged Property": The fee interest in the real property described in Exhibit A attached hereto and incorporated herein by this reference, together with any greater estate therein as hereafter may be acquired by Grantor (the "Land"), and all of Grantor's right, title and interest in and to (1) all improvements now owned or hereafter acquired by Grantor, now or at any time situated, placed or constructed upon the Land (the "Improvements"; the Land and Improvements are collectively referred to as the "Premises"), (2) all materials, supplies, equipment, apparatus and other items of personal property now owned or hereafter acquired by Grantor and now or hereafter attached to, installed in or used in connection with any of the Improvements or the Land, and water, gas, electrical, telephone, storm and sanitary sewer facilities and all other utilities whether or not situated in easements (the "Fixtures"), (3) all goods, accounts, inventory, general intangibles, instruments, documents, contract rights and chattel paper, including all such items as defined in the UCC (defined below), now owned or hereafter acquired by Grantor and now or hereafter affixed to, placed upon, used in connection with, arising from or otherwise related to the Premises (the "Personalty"), (4) all reserves, escrows or impounds required under the Credit Agreement or any of the other Loan Documents and all deposit accounts maintained by Grantor with respect to the Mortgaged Property (the "Deposit Accounts"), (5) all leases, licenses, concessions, occupancy agreements or other agreements (written or oral, now or at any time in effect) which grant to any Person a possessory interest in, or the right to use, all or any part of the Mortgaged Property, together with all related security and other deposits (the "Leases"), (6) all of the rents, revenues, royalties, income, proceeds, profits, accounts receivable, security and other types of deposits, and other benefits paid or payable by parties to the Leases for using, leasing, licensing possessing, operating from, residing in, selling or otherwise enjoying the Mortgaged Property (the "Rents"), (7) all other agreements, such as construction contracts, architects' agreements, engineers' contracts, utility contracts, maintenance agreements, management agreements, service contracts, listing agreements, guaranties, warranties, permits, licenses, certificates and entitlements in any way relating to the construction, use, occupancy, operation, maintenance, enjoyment or ownership of the Mortgaged Property (the "Property Agreements"), (8) all rights, privileges, tenements, hereditaments, rights-of-way, easements, appendages and appurtenances appertaining to the foregoing, (9) all property tax refunds payable with respect to the Mortgaged Property (the "Tax Refunds"), (10) all accessions, replacements and substitutions for any of the foregoing and all proceeds thereof (the "Proceeds"), (11) all insurance policies, unearned premiums therefor and proceeds from such policies covering any of the above property now or hereafter acquired by Grantor (the "Insurance"), and (12) all awards, damages, remunerations, reimbursements, settlements or compensation heretofore made or hereafter to be made by any governmental authority pertaining to any condemnation or other taking (or any purchase in lieu thereof) of all or any portion of the Land, Improvements, Fixtures or Personalty (the "Condemnation Awards"). As used in this Deed of Trust, the term "Mortgaged Property" shall mean all or, where the context permits or requires, any portion of the above or any interest therein.

         (f) "Obligations": All of the agreements, covenants, conditions, warranties, representations and other obligations of Grantor (including, without limitation, the obligation to repay the Indebtedness) under the Credit Agreement and the other Loan Documents to which it is a party.

         (g) "Permitted Liens": Liens described in Section 6.15 of the Credit Agreement other than those Liens described in Sections 6.15.9 and 6.15.17.

         (h) "Security Agreement": That certain Security Agreement by and from Grantor and the other grantors referred to therein to Agent and the other Lender

Parties dated as of even date herewith, as the same may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time.

         (i) "UCC": The Uniform Commercial Code of [________________] or, if the creation, perfection and enforcement of any security interest herein granted is governed by the laws of a state other than [___________________], then, as to the matter in question, the Uniform Commercial Code in effect in that state.

                                    ARTICLE 2
                                      GRANT

         SECTION 2.1 Grant. To secure the full and timely payment of the Indebtedness and the full and timely performance of the Obligations, Grantor GRANTS, BARGAINS, ASSIGNS, SELLS, CONVEYS and CONFIRMS, to Trustee the Mortgaged Property, subject, however, only to the matters that are set forth on Exhibit B attached hereto (the "Permitted Encumbrances") and to Permitted Liens, TO HAVE AND TO HOLD the Mortgaged Property, IN TRUST, WITH POWER OF SALE, and Grantor does hereby bind itself, its successors and assigns to WARRANT AND FOREVER DEFEND the title to the Mortgaged Property unto Trustee.

                                    ARTICLE 3
                    WARRANTIES, REPRESENTATIONS AND COVENANTS

         Grantor warrants, represents and covenants to Beneficiary as follows:

         SECTION 3.1 Title to Mortgaged Property and Lien of this Instrument. Grantor owns the Mortgaged Property free and clear of any liens, claims or interests, except the Permitted Encumbrances and the Permitted Liens. This Deed of Trust creates valid, enforceable first priority liens and security interests against the Mortgaged Property.

         SECTION 3.2 First Lien Status. Grantor shall preserve and protect the first lien and security interest status of this Deed of Trust and the other Loan Documents. If any lien or security interest other than a Permitted Encumbrance or a Permitted Lien is asserted against the Mortgaged Property, Grantor shall promptly, and at its expense, (a) give Beneficiary a detailed written notice of such lien or security interest (including origin, amount and other terms), and
(b) pay the underlying claim in full or take such other action so as to cause it to be released or contest the same in compliance with the requirements of the Credit Agreement (including the requirement of providing a bond or other security satisfactory to Beneficiary).

         SECTION 3.3 Payment and Performance. Grantor shall pay the Indebtedness when due under the Credit Agreement and the other Loan Documents and shall perform the Obligations in full when they are required to be performed.

         SECTION 3.4 Replacement of Fixtures and Personalty. Grantor shall not, without the prior written consent of Beneficiary, permit any of the Fixtures or Personalty owned or leased by Grantor to be removed at any time from the Land or Improvements, unless the removed item is removed temporarily for maintenance and repair or is permitted to be removed by the Credit Agreement.

         SECTION 3.5 Inspection. Grantor shall permit Beneficiary and the other Lender Parties and their respective agents, representatives and employees, upon reasonable prior notice to Grantor, to inspect the Mortgaged Property and all books and records of Grantor located thereon, and to conduct such environmental and engineering studies as Beneficiary or the other Lender Parties may require, provided that such inspections and studies shall not materially interfere with the use and operation of the Mortgaged Property.

         SECTION 3.6 Other Covenants. All of the covenants in the Credit Agreement are incorporated herein by reference and, together with covenants in this Article 3, shall be covenants running with the Land.

         SECTION 3.7 Insurance; Condemnation Awards and Insurance Proceeds.

         (a) Insurance. Grantor shall maintain or cause to be maintained, with financially sound and reputable insurers, insurance with respect to the Mortgaged Property against loss or damage of the kinds customarily carried or maintained under similar circumstances by corporations of established reputation engaged in similar businesses. Each such policy of insurance shall name Beneficiary as the loss payee (or, in the case of liability insurance, an additional insured) thereunder for the ratable benefit of the Lender Parties, shall (except in the case of liability insurance) name Beneficiary as the "mortgagee" under a so-called "New York" long form non-contributory endorsement and shall provide for at least 30 days' prior written notice of any material modification or cancellation of such policy. In addition to the foregoing, if any portion of the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968 (or any amendment or successor act thereto), then Grantor shall maintain, or cause to be maintained, with a financially sound and reputable insurer, flood insurance in an amount sufficient to comply with all applicable rules and regulations promulgated pursuant to such Act.

                  (b) Condemnation Awards. Grantor assigns all Condemnation Awards to Beneficiary and authorizes Beneficiary to collect and receive such Condemnation Awards and to give proper receipts and acquittances therefor, subject to the terms of the Credit Agreement (including, without limitation, Section 2.2(b) thereof).

                  (c) Insurance Proceeds. Grantor assigns to Beneficiary all proceeds of any insurance policies insuring against loss or damage to the Mortgaged Property. Subject to the terms of the Credit Agreement (including, without limitation, Section 2.2(b) thereof), Grantor authorizes Beneficiary to collect and receive such proceeds and authorizes and directs the issuer of each of such insurance policies to make payment for all such losses directly to Beneficiary, instead of to Grantor and Beneficiary jointly.

                                    ARTICLE 4
                             [Intentionally Omitted]

                                    ARTICLE 5
                             DEFAULT AND FORECLOSURE

         SECTION 5.1 Remedies. Upon the occurrence and during the continuance of an Event of Default, Beneficiary may, at Beneficiary's election and by or through Trustee or otherwise, exercise any or all of the following rights, remedies and recourses:

         (a) Acceleration. Subject to any provisions of the Loan Documents providing for the automatic acceleration of the Indebtedness upon the occurrence of certain Events of Default, declare the Indebtedness to be immediately due and payable, without further notice, presentment, protest, notice of intent to accelerate, notice of acceleration, demand or action of any nature whatsoever (each of which hereby is expressly waived by Grantor), whereupon the same shall become immediately due and payable.

         (b) Entry on Mortgaged Property. Enter the Mortgaged Property and take exclusive possession thereof and of all books, records and accounts relating thereto or located thereon. If Grantor remains in possession of the Mortgaged Property following the occurrence and during the continuance of an Event of Default and without Beneficiary's prior written consent, Beneficiary may invoke any legal remedies to dispossess Grantor.

         (c) Operation of Mortgaged Property. Hold, lease, develop, manage, operate or otherwise use the Mortgaged Property upon such terms and conditions as Beneficiary may deem reasonable under the circumstances (making such repairs, alterations, additions and improvements and taking other actions, from time to time, as Beneficiary deems necessary or desirable), and apply all Rents and other amounts collected by Trustee or Beneficiary in connection therewith in accordance with the provisions of Section 5.7.

         (d) Foreclosure and Sale. Institute proceedings for the complete foreclosure of this Deed of Trust by judicial action or by power of sale, in which case the Mortgaged Property may be sold for cash or credit in one or more parcels as Beneficiary may determine. With respect to any notices required or permitted under the UCC, Grantor agrees that ten (10) days' prior written notice shall be deemed commercially reasonable. At any such sale by virtue of any judicial proceedings, power of sale, or any other legal right, remedy or recourse, the title to and right of possession of any such property shall pass to the purchaser thereof, and to the fullest extent permitted by law, Grantor shall be completely and irrevocably divested of all of its right, title, interest, claim, equity, equity of redemption, and demand whatsoever, either at law or in equity, in and to the property sold and such sale shall be a perpetual bar both at law and in equity against Grantor, and against all other Persons claiming or to claim the property sold or any part thereof, by, through or under Grantor. Beneficiary or any of the other Lender Parties may be a purchaser at such sale. If Beneficiary or such other Lender Party is the highest bidder, Beneficiary or such other Lender Party may credit the portion of the purchase price that would be distributed to Beneficiary or such other Lender Party against the Indebtedness in lieu of paying cash. In the event this Deed of Trust is foreclosed by judicial action, appraisement of the Mortgaged Property is waived.

         (e) Receiver. Make application to a court of competent jurisdiction for, and obtain from such court as a matter of strict right and without notice to Grantor or regard to the adequacy of the Mortgaged Property for the repayment of the Indebtedness, the appointment of a receiver of the Mortgaged Property, and Grantor irrevocably consents to such appointment. Any such receiver shall have all the usual powers and duties of receivers in similar cases, including the full power to rent, maintain and otherwise operate the Mortgaged Property upon such terms as may be approved by the court, and shall apply such Rents in accordance with the provisions of Section 5.7.

         (f) Other. Exercise all other rights, remedies and recourses granted under the Loan Documents or otherwise available at law or in equity.

         SECTION 5.2 Separate Sales. The Mortgaged Property may be sold in one or more parcels and in such manner and order as Trustee in its sole discretion may elect. The right of sale arising out of any Event of Default shall not be exhausted by any one or more sales.

         SECTION 5.3 Remedies Cumulative, Concurrent and Nonexclusive. Trustee, Beneficiary and the other Lender Parties shall have all rights, remedies and recourses granted in the Loan Documents and available at law or equity (including the UCC), which rights (a) shall be cumulative and concurrent, (b) may be pursued separately, successively or concurrently against Grantor or others obligated under the Loan Documents, or against the Mortgaged Property, or against any one or more of them, at the sole discretion of Trustee, Beneficiary or such other Lender Party, as the case may be, (c) may be exercised as often as occasion therefor shall arise, and the exercise or failure to exercise any of them shall not be construed as a waiver or release thereof or of any other right, remedy or recourse, and (d) are intended to be, and shall be, nonexclusive. No action by Trustee, Beneficiary or any other Lender Party in the enforcement of any rights, remedies or recourses under the Loan Documents or otherwise at law or equity shall be deemed to cure any Event of Default.

         SECTION 5.4 Release of and Resort to Collateral. Beneficiary may release, regardless of consideration and without the necessity for any notice to or consent by the holder of any subordinate lien on the Mortgaged Property, any part of the Mortgaged Property without, as to the remainder, in any way impairing, affecting, subordinating or releasing the lien or security interest created in or evidenced by the Loan Documents or their status as a first and prior lien and security interest in and to the Mortgaged Property. For payment of the Indebtedness, Beneficiary may resort to any other security in such order and manner as Beneficiary may elect.

         SECTION 5.5 Waiver of Redemption, Notice and Marshalling of Assets. To the fullest extent permitted by law, Grantor hereby irrevocably and unconditionally waives and releases (a) all benefit that might accrue to Grantor by virtue of any present or future statute of limitations or law or judicial decision exempting the Mortgaged Property from attachment, levy or sale on execution or providing for any stay of execution, exemption from civil process, redemption or extension of time for payment, (b) all notices of any Event of Default or of any election by Trustee or Beneficiary to exercise or the actual exercise of any right, remedy or recourse provided for under the Loan Documents, and (c) any right to a marshalling of assets or a sale in inverse order of alienation.

         SECTION 5.6 Discontinuance of Proceedings. If Trustee, Beneficiary or any other Lender Party shall have proceeded to invoke any right, remedy or recourse permitted under the Loan Documents and shall thereafter elect to discontinue or abandon it for any reason, Trustee, Beneficiary or such other Lender Party, as the case may be, shall have the unqualified right to do so and, in such an event, Grantor, Trustee, Beneficiary and the other Lender Parties shall be restored to their former positions with respect to the Indebtedness, the Obligations, the Loan Documents, the Mortgaged Property and otherwise, and the rights, remedies, recourses and powers of Trustee, Beneficiary and the other Lender Parties shall continue as if the right, remedy or recourse had never been invoked, but no such discontinuance or abandonment shall waive any Event of Default which may then exist or the right of Trustee, Beneficiary or any other Lender Party thereafter to exercise any right, remedy or recourse under the Loan Documents for such Event of Default.

         SECTION 5.7 Application of Proceeds. The proceeds of any sale of, and the Rents and other amounts generated by the holding, leasing, management, operation or other use of the Mortgaged Property, shall be applied by Beneficiary or Trustee (or the receiver, if one is appointed) in the following order unless otherwise required by applicable law:

         (a) to the payment of the costs and expenses of taking possession of the Mortgaged Property and of holding, using, leasing, repairing, improving and selling the same, including, without limitation (1) trustee's and receiver's fees and expenses, including the repayment of the amounts evidenced by any receiver's certificates, (2) court costs, (3) attorneys' and accountants' fees and expenses, and (4) costs of advertisement;

         (b) he payment of the Indebtedness and performance of the Obligations in such manner and order of preference as Beneficiary in its sole discretion may determine; and

         (c) balance, if any, to the Persons legally entitled thereto.

         SECTION 5.8 Occupancy After Foreclosure. Any sale of the Mortgaged Property or any part thereof in accordance with Section 5.1(d) will divest all right, title and interest of Grantor in and to the property sold. Subject to applicable law, any purchaser at a foreclosure sale will receive immediate possession of the property purchased. If Grantor retains possession of such property or any part thereof subsequent to such sale, Grantor will be considered a tenant at sufferance of the purchaser, and will, if Grantor remains in possession after demand to remove, be subject to eviction and removal, forcible or otherwise, with or without process of law.

         SECTION 5.9 Additional Advances and Disbursements; Costs of
Enforcement.

         (a) Upon the occurrence and during the continuance of any Event of Default, Beneficiary and each of the other Lender Parties shall have the right, but not the obligation, to cure such Event of Default in the name and on behalf of Grantor. All sums advanced and expenses incurred at any time by Beneficiary or any other Lender Party under this Section 5.9, or otherwise under this Deed of Trust or any of the other Loan Documents or applicable law, shall bear interest from the date that such sum is advanced or expense incurred, to and including the date of reimbursement, computed at the highest rate at which interest is then computed on any portion of the Indebtedness, and all such sums, together with interest thereon, shall be secured by this Deed of Trust.

         (b) Grantor shall pay all expenses (including reasonable attorneys' fees and expenses) of or incidental to the perfection and enforcement of this Deed of Trust and the other Loan Documents, or the enforcement, compromise or settlement of the Indebtedness or any claim under this Deed of Trust and the other Loan Documents, and for the curing thereof, or for defending or asserting the rights and claims of Beneficiary in respect thereof, by litigation or otherwise.

         SECTION 5.10 No Mortgagee in Possession. Neither the enforcement of any of the remedies under this Article 5, the assignment of the Rents and Leases under Article 6, the security interests under Article 7, nor any other remedies afforded to Beneficiary under the Loan Documents, at law or in equity shall cause Trustee, Beneficiary or any other Lender Party to be deemed or construed to be a mortgagee in possession of the Mortgaged Property, to obligate Trustee, Beneficiary or any other Lender Party to lease the Mortgaged Property or attempt to do so, or to take any action, incur any expense, or perform or discharge any obligation, duty or liability whatsoever under any of the Leases or otherwise.

                                    ARTICLE 6
                         ASSIGNMENT OF RENTS AND LEASES

         SECTION 6.1 Assignment. In furtherance of and in addition to the assignment made by Grantor in Section 2.1 of this Deed of Trust, Grantor hereby absolutely and unconditionally assigns, sells, transfers and conveys to Trustee (for the benefit of Beneficiary) and to Beneficiary all of its right, title and interest in and to all Leases, whether now existing or hereafter entered into, and all of its right, title and interest in and to all Rents. This assignment is an absolute assignment and not an assignment for additional security only. So long as no Event of Default shall have occurred and be continuing, Grantor shall have a revocable license from Trustee and Beneficiary to exercise all rights extended to the landlord under the Leases, including the right to receive and collect all Rents and to hold the Rents in trust for use in the payment and performance of the Obligations and to otherwise use the same. The foregoing license is granted subject to the conditional limitation that no Event of Default shall have occurred and be continuing. Upon the occurrence and during the continuance of an Event of Default, whether or not legal proceedings have commenced, and without regard to waste, adequacy of security for the Obligations or solvency of Grantor, the license herein granted shall automatically expire and terminate, without notice to Grantor by Trustee or Beneficiary (any such notice being hereby expressly waived by Grantor to the extent permitted by applicable law).

         SECTION 6.2 Perfection Upon Recordation. Grantor acknowledges that Beneficiary and Trustee have taken all actions necessary to obtain, and that upon recordation of this Deed of Trust Beneficiary and Trustee shall have, to the extent permitted under applicable law, a valid and fully perfected, first priority, present assignment of the Rents arising out of the Leases and all security for such Leases. Grantor acknowledges and agrees that upon recordation of this Deed of Trust Trustee's and Beneficiary's interest in the Rents shall be deemed to be fully perfected, "choate" and enforced as to Grantor and to the extent permitted under applicable law, all third parties, including, without limitation, any subsequently appointed trustee in any case under Title 11 of the United States Code (the "Bankruptcy Code"), without the necessity of commencing a foreclosure action with respect to this Deed of Trust, making formal demand for the Rents, obtaining the appointment of a receiver or taking any other affirmative action.

         SECTION 6.3 Bankruptcy Provisions. Without limitation of the absolute nature of the assignment of the Rents hereunder, Grantor, Trustee and Beneficiary agree that (a) this Deed of Trust shall constitute a "security agreement" for purposes of Section 552(b) of the Bankruptcy Code, (b) the security interest created by this Deed of Trust extends to property of Grantor acquired before the commencement of a case in bankruptcy and to all amounts paid as Rents and (c) such security interest shall extend to all Rents acquired by the estate after the commencement of any case in bankruptcy.

         SECTION 6.4 No Merger of Estates. So long as part of the Indebtedness and the Obligations secured hereby remain unpaid and undischarged, the fee and leasehold estates to the Mortgaged Property shall not merge, but shall remain separate and distinct, notwithstanding the union of such estates either in Grantor, Beneficiary, any tenant or any third party by purchase or otherwise.

                                    ARTICLE 7
                               SECURITY AGREEMENT

         SECTION 7.1 Security Interest. This Deed of Trust constitutes a "security agreement" on personal property within the meaning of the UCC and other applicable law and with respect to the Personalty, Fixtures, Leases, Rents, Deposit Accounts, Property Agreements, Tax Refunds, Proceeds, Insurance and Condemnation Awards. To this end, Grantor grants to Beneficiary a first and prior security interest in the Personalty, Fixtures, Leases, Rents, Deposit Accounts, Property Agreements, Tax Refunds, Proceeds, Insurance, Condemnation Awards and all other Mortgaged Property which is personal property to secure the payment of the Indebtedness and performance of the Obligations, and agrees that Beneficiary shall have all the rights and remedies of a secured party under the UCC with respect to such property. Any notice of sale, disposition or other intended action by Beneficiary with respect to the Personalty, Fixtures, Leases, Rents, Deposit Accounts, Property Agreements, Tax Refunds, Proceeds, Insurance and Condemnation Awards sent to Grantor at least ten (10) days prior to any action under the UCC shall constitute reasonable notice to Grantor. In the event of any inconsistency between the terms of this Deed of Trust and the terms of the Security Agreement with respect to the collateral covered both therein and herein, the Security Agreement shall control and govern to the extent of any such inconsistency.

         SECTION 7.2 Financing Statements. Grantor shall prepare and deliver to Beneficiary such financing statements, and shall execute and deliver to Beneficiary such other documents, instruments and further assurances, in each case in form and substance satisfactory to Beneficiary, as Beneficiary may, from time to time, reasonably consider necessary to create, perfect and preserve Beneficiary's security interest hereunder. Grantor hereby irrevocably authorizes Beneficiary to cause financing statements (and amendments thereto and continuations thereof) and any such documents, instruments and assurances to be recorded and filed, at such times and places as may be required or permitted by law to so create, perfect and preserve such security interest. Grantor represents and warrants to Beneficiary that Grantor's jurisdiction of organization is the State of [________________]. After the date of this Deed of Trust, Grantor shall not change its name, type of organization, organizational identification number (if any), jurisdiction of organization or location (within the meaning of the UCC) without giving at least thirty (30) days' prior written notice to Beneficiary.

         SECTION 7.3 Fixture Filing. This Deed of Trust shall also constitute a "fixture filing" for the purposes of the UCC against all of the Mortgaged Property which is or is to become fixtures. The information provided in this
Section 7.3 is provided so that this Deed of Trust shall comply with the requirements of the UCC for a mortgage instrument to be filed as a financing statement. Grantor is the "Debtor" and its name and mailing address are set forth in the preamble of this Deed of Trust immediately preceding Article 1. Beneficiary is the "Secured Party" and its name and mailing address from which information concerning the security interest granted herein may be obtained are also set forth in the preamble of this Deed of Trust immediately preceding
Article 1. A statement describing the portion of the Mortgaged Property comprising the fixtures hereby secured is set forth in Section 1.1(c) of this Deed of Trust. Grantor represents and warrants to Beneficiary that Grantor is the record owner of the Mortgaged Property, the employer identification number of Grantor is [_____________] and the organizational identification number of Grantor is [____________].

                                    ARTICLE 8
                             CONCERNING THE TRUSTEE

         SECTION 8.1 Certain Rights. With the approval of Beneficiary, Trustee shall have the right to select, employ and consult with counsel. Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by it hereunder, believed by it in good faith to be genuine. Trustee shall be entitled to reimbursement for actual, reasonable expenses incurred by it in the performance of its duties and to reasonable compensation for Trustee's services hereunder as shall be rendered. Grantor shall, from time to time, pay the compensation due to Trustee hereunder and reimburse Trustee for, and indemnify, defend and save Trustee harmless against, all liability and reasonable expenses which may be incurred by it in the performance of its duties, including those arising from joint, concurrent, or comparative negligence of Trustee; provided, however, that Grantor shall not be liable under such indemnification to the extent such liability or expenses result solely from Trustee's gross negligence or willful misconduct. Grantor's obligations under this Section 8.1 shall not be reduced or impaired by principles of comparative or contributory negligence.

         SECTION 8.2 Retention of Money. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law), and Trustee shall be under no liability for interest on any moneys received by Trustee hereunder.

         SECTION 8.3 Successor Trustees. If Trustee or any successor Trustee shall die, resign or become disqualified from acting in the execution of this trust, or Beneficiary shall desire to appoint a substitute Trustee, Beneficiary shall have full power to appoint one or more substitute Trustees and, if preferred, several substitute Trustees in succession who shall succeed to all the estates, rights, powers and duties of Trustee. Such appointment may be executed by any authorized agent of Beneficiary and as so executed, such appointment shall be conclusively presumed to be executed with authority, valid and sufficient, without further proof of any action.

         SECTION 8.4 Perfection of Appointment. Should any deed, conveyance or instrument of any nature be required from Grantor by any successor Trustee to more fully and certainly vest in and confirm to such successor Trustee such estates, rights, powers and duties, then, upon request by such Trustee, all such deeds, conveyances and instruments shall be made, executed, acknowledged and delivered and shall be caused to be recorded and/or filed by Grantor.

         SECTION 8.5 Trustee Liability. In no event or circumstance shall Trustee or any substitute Trustee hereunder be personally liable under or as a result of this Deed of Trust, either as a result of any action by Trustee (or any substitute Trustee) in the exercise of the powers hereby granted or otherwise.

                                    ARTICLE 9
                                  MISCELLANEOUS

         SECTION 9.1 Notices. Any notice required or permitted to be given under this Deed of Trust shall be given in accordance with Section 13.1 of the Credit Agreement.

         SECTION 9.2 Covenants Running with the Land. All Obligations contained in this Deed of Trust are intended by Grantor, Beneficiary and Trustee to be, and shall be construed as, covenants running with the Land. As used herein, "Grantor" shall refer to the party named in the first paragraph of this Deed of Trust and to any subsequent owner of all or any portion of the Mortgaged Property. All Persons who may have or acquire an interest in the Mortgaged Property shall be deemed to have notice of, and be bound by, the terms of the Credit Agreement and the other Loan Documents; provided, however, that no such party shall be entitled to any rights thereunder without the prior written consent of Beneficiary.

         SECTION 9.3 Attorney-in-Fact. Grantor hereby irrevocably appoints Beneficiary as its attorney-in-fact, which agency is coupled with an interest and with full power of substitution, with full authority in the place and stead of Grantor and in the name of Grantor or otherwise (a) to execute and/or record any notices of completion, cessation of labor or any other notices that Beneficiary deems appropriate to protect Beneficiary's interest, if Grantor shall fail to do so within ten (10) days after written request by Beneficiary,
(b) upon the issuance of a deed pursuant to the foreclosure of this Deed of Trust or the delivery of a deed in lieu of foreclosure, to execute all instruments of assignment, conveyance or further assurance with respect to the Leases, Rents, Deposit Accounts, Property Agreements, Tax Refunds, Proceeds, Insurance and Condemnation Awards in favor of the grantee of any such deed and as may be necessary or desirable for such purpose, (c) to prepare and file or record financing statements and continuation statements, and to prepare, execute and file or record applications for registration and like papers necessary to create, perfect or preserve Beneficiary's security interests and rights in or to any of the Mortgaged Property, and (d) after the occurrence and during the continuance of any Event of Default, to perform any obligation of Grantor hereunder; provided, however, that (1) Beneficiary shall not under any circumstances be obligated to perform any obligation of Grantor; (2) any sums advanced by Beneficiary in such performance shall be added to and included in the Indebtedness and shall bear interest at the highest rate at which interest is then computed on any portion of the Indebtedness; (3) Beneficiary as such attorney-in-fact shall only be accountable for such funds as are actually received by Beneficiary; and (4) Beneficiary shall not be liable to Grantor or any other person or entity for any failure to take any action which it is empowered to take under this Section 9.3.

         SECTION 9.4 Successors and Assigns. This Deed of Trust shall be binding upon and inure to the benefit of Beneficiary, the Lender Parties, Trustee and Grantor and their respective successors and assigns. Grantor shall not, without the prior written consent of Beneficiary, assign any rights, duties or obligations hereunder.

         SECTION 9.5 No Waiver. Any failure by Beneficiary, the other Lender Parties or Trustee to insist upon strict performance of any of the terms, provisions or conditions of the Loan Documents shall not be deemed to be a waiver of same, and Beneficiary, the other Lender Parties and Trustee shall have the right at any time to insist upon strict performance of all of such terms, provisions and conditions.

         SECTION 9.6 Credit Agreement. If any conflict or inconsistency exists between this Deed of Trust and the Credit Agreement, the Credit Agreement shall govern.

         SECTION 9.7 Release or Reconveyance. Upon payment in full of the Indebtedness and performance in full of the Obligations or upon a sale or other disposition of the Mortgaged Property permitted by the Credit Agreement, Beneficiary, at Grantor's request and expense, shall release the liens and security interests created by this Deed of Trust or reconvey the Mortgaged Property to Grantor.

         SECTION 9.8 Waiver of Stay, Moratorium and Similar Rights. Grantor agrees, to the full extent that it may lawfully do so, that it will not at any time insist upon or plead or in any way take advantage of any stay, marshalling of assets, extension, redemption or moratorium law now or hereafter in force and effect so as to prevent or hinder the enforcement of the provisions of this Deed of Trust or the Indebtedness or Obligations secured hereby, or any agreement between Grantor and Beneficiary or any rights or remedies of Trustee, Beneficiary or any other Lender Party.

         SECTION 9.9 Applicable Law. The provisions of this Deed of Trust regarding the creation, perfection and enforcement of the liens and security interests herein granted shall be governed by and construed under the laws of the state in which the Mortgaged Property is located. All other provisions of this Deed of Trust shall be governed by the laws of the State of New York (including, without limitation, Section 5-1401 of the General Obligations Law of the State of New York).

         SECTION 9.10 Headings. The Article, Section and Subsection titles hereof are inserted for convenience of reference only and shall in no way alter, modify or define, or be used in construing, the text of such Articles, Sections or Subsections.

         SECTION 9.11 Severability. If any provision of this Deed of Trust shall be held by any court of competent jurisdiction to be unlawful, void or unenforceable for any reason, such provision shall be deemed severable from and shall in no way affect the enforceability and validity of the remaining provisions of this Deed of Trust.

         SECTION 9.12 Entire Agreement. This Deed of Trust and the other Loan Documents embody the entire agreement and understanding between Grantor and Beneficiary relating to the subject matter hereof and thereof and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. Accordingly, the Loan Documents may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

         SECTION 9.13 Beneficiary as Agent; Successor Agents.

         (a) Agent has been appointed to act as Agent hereunder by the other Lender Parties. Agent shall have the right hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of the Mortgaged Property) in accordance with the terms of the Credit Agreement, any related agency agreement among Agent and the other Lender Parties (collectively, as amended, amended and restated, supplemented or otherwise modified or replaced from time to time, the "Agency Documents") and this Deed of Trust. Grantor and all other Persons shall be entitled to rely on releases, waivers, consents, approvals, notifications and other acts of Agent, without inquiry into the existence of required consents or approvals of the Lender Parties therefor.

         (b) Beneficiary shall at all times be the same Person that is Agent under the Agency Documents. Written notice of resignation by Agent pursuant to the Agency Documents shall also constitute notice of resignation as Agent under this Deed of Trust. Removal of Agent pursuant to any provision of the Agency Documents shall also constitute removal as Agent under this Deed of Trust. Appointment of a successor Agent pursuant to the Agency Documents shall also constitute appointment of a successor Agent under this Deed of Trust. Upon the acceptance of any appointment as Agent by a successor Agent under the Agency Documents, that successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Agent as the Beneficiary under this Deed of Trust, and the retiring or removed Agent shall promptly (i) assign and transfer to such successor Agent all of its right, title and interest in and to this Deed of Trust and the Mortgaged Property, and (ii) execute and deliver to such successor Agent such assignments and amendments and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Agent of the liens and security interests created hereunder, whereupon such retiring or removed Agent shall be discharged from its duties and obligations under this Deed of Trust. After any retiring or removed Agent's resignation or removal hereunder as Agent, the provisions of this Deed of Trust and the Agency Documents shall inure to its benefit as to any actions taken or omitted to be taken by it under this Deed of Trust while it was Agent hereunder.

                                   ARTICLE 10
                              LOCAL LAW PROVISIONS

                                    [To Come]

         [The remainder of this page has been intentionally left blank]

         IN WITNESS WHEREOF, Grantor has on the date set forth in the acknowledgement hereto, effective as of the date first above written, caused this instrument to be duly EXECUTED AND DELIVERED by authority duly given.

                GRANTOR:          [                                            ]
                                  a __________ [corporation/limited partnership]


                                  By: _____________________________
                                      Name:
                                      Title:

[Insert form of notary acknowledgement for applicable state]

State of _________                  )
                                    ) ss.
County of _____________             )

         On [___], 2004, before me, personally appeared ____________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s) or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

[SEAL]

                                              __________________________________
                                              Notary Public

My Commission expires:

______________________________

                                    EXHIBIT A

                                LEGAL DESCRIPTION

Legal Description of premises located at [_______________________________]:



                  [See Attached Page(s) For Legal Description]




                                    Exh. A-1

                                    EXHIBIT B


                             PERMITTED ENCUMBRANCES

         Those exceptions set forth in Schedule B of that certain policy of title insurance issued to Beneficiary by [___________] on or about the date hereof pursuant to commitment number [________].




                                    Exh. A-2